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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                          Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2014 through June 30, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Bond VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2014

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     8

  Financial Statements                                                       25

  Notes to Financial Statements                                              30

  Trustees, Officers and Service Providers                                   37

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/14
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                35.1%
U.S. Corporate Bonds                                                      24.0%
Collateralized Mortgage Obligations                                       15.1%
International Corporate Bonds                                              7.3%
Senior Secured Loans                                                       5.7%
Asset Backed Securities                                                    5.3%
Municipal Bonds                                                            3.9%
U.S. Preferred Stocks                                                      1.9%
Warrants                                                                   0.6%
Convertible Preferred Stocks                                               0.5%
Convertible Corporate Bonds                                                0.5%
International Preferred Stocks                                             0.1%

Quality Distribution
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                       41.0%
AA                                                                         4.0%
A                                                                         12.6%
BBB                                                                       22.6%
BB                                                                         9.7%
B                                                                          2.5%
CCC                                                                        0.5%
Cash Equivalent                                                            6.7%
Not Rated                                                                  0.4%

Due to rounding, figures may not total 100%. Credit rating breakdown reflects the average of available ratings across Moody's, Standard & Poor's (S&P) and Fitch. Bond ratings are ordered highest to lowest in portfolio. Based on S&P's measures, AAA (highest possible rating) through BBB are considered investment grade. BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Five Largest Holdings
(As a percentage of total long--term holdings)*

--------------------------------------------------------------------------------
1. Fannie Mae, 30YR Pool
   5.0%, TBA                                                         8.37%
--------------------------------------------------------------------------------
2. Fannie Mae, 30YR Pool,
   4.5%, TBA                                                         5.25
--------------------------------------------------------------------------------
3. Fannie Mae, 4.0%,
   12/1/43                                                           1.97
--------------------------------------------------------------------------------
4. U.S. Treasury Notes,
   2.0%, 2/15/23                                                     1.70
--------------------------------------------------------------------------------
5. Fannie Mae, 4.5%, 5/1/41                                          1.46
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UP DATE 6/30/14
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                 6/30/14          12/31/13
      Class I                             $11.25            $11.01
      Class II                            $11.28            $11.03

                                         Net
Distributions per Share                  Investment               Short-Term           Long-Term
(1/1/14 - 6/30/13)                       Income                   Capital Gains        Capital Gains
      Class I                            $0.2014                  $0.0058              $0.0549
      Class II                           $0.1877                  $0.0058              $0.0549

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Bond VCT Portfolio at net asset value during the periods shown, compared to that of the Barclays Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                       Pioneer Bond VCT       Pioneer Bond VCT        Barclays Aggregate
                       Portfolio, Class I     Portfolio, Class II     Bond Index
6/30/2004              $ 10,000               $ 10,000                $ 10,000
6/30/2005              $ 10,636               $ 10,610                $ 10,680
6/30/2006              $ 10,561               $ 10,508                $ 10,594
6/30/2007              $ 11,213               $ 11,130                $ 11,243
6/30/2008              $ 12,039               $ 11,920                $ 12,043
6/30/2009              $ 12,724               $ 12,567                $ 12,772
6/30/2010              $ 14,625               $ 14,409                $ 13,985
6/30/2011              $ 15,603               $ 15,351                $ 14,530
6/30/2012              $ 16,617               $ 16,318                $ 15,616
6/30/2013              $ 17,236               $ 16,892                $ 15,509
6/30/2014              $ 18,335               $ 17,920                $ 16,187

The Barclays Aggregate Bond Index is an unmanaged, market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2014)
--------------------------------------------------------------------------------
                                                              Barclays Aggregate
                                   Class I         Class II*          Bond Index
--------------------------------------------------------------------------------
10 Years                             6.25%             6.01%               4.93%
5 Years                              7.58%             7.35%               4.85%
1 Year                               6.38%             6.08%               4.37%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on November 9, 2007. Performance shown for periods prior to the inception of Class II shares on November 9, 2007, is based on the performance of Class I shares reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

----------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
----------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from January 1, 2014, through June 30, 2014.

Share Class                                I                           II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/14     $ 1,000.00                 $ 1,000.00
Ending Account Value on 6/30/14       $ 1,045.90                 $ 1,045.50
Expenses Paid During Period*          $     3.15                 $     4.46

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.62% and 0.88% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2014, through June 30, 2014.

Share Class                                  I                         II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/14        $1,000.00                 $1,000.00
Ending Account Value on 6/30/14          $1,021.72                 $1,020.43
Expenses Paid During Period*             $    3.11                 $    4.41

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.62% and 0.88% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/14
--------------------------------------------------------------------------------

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation. Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default. The securities issued by U.S. Government-sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Virtually all sectors of the bond market turned in positive performance during the first six months of 2014, with the credit sectors outpacing Treasuries and other government securities. In the following interview, Kenneth J. Taubes and Charles Melchreit review the factors that affected the performance of Pioneer Bond VCT Portfolio during the six-month period ended June 30, 2014. Mr. Taubes, Chief Investment Officer, U.S., and a portfolio manager at Pioneer Investments, is responsible for the daily management of the Portfolio, along with Charles Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer.

Q: How did the Portfolio perform during the six-month period ended June 30, 2014?

A: Pioneer Bond VCT Portfolio's Class I shares returned 4.59% at net asset value during the six-month period ended June 30, 2014, and Class II shares returned 4.55%, while the Portfolio's benchmark, the Barclays Aggregate Bond Index (the Barclays Index), returned 3.93%. During the same period, the average return of the 21 variable portfolios in Lipper's Corporate Debt A-Rated Underlying Funds category was 4.56%.

Q: How would you describe the investment environment in the fixed-income markets during the six-month period ended June 30, 2014?

A: Against a backdrop of modest volatility in the capital markets, lower-rated, more credit-sensitive bonds outperformed Treasuries and government securities, but virtually all fixed-income investments produced positive results over the six-month period. Investors sustained their confidence that economies in the United States and Europe would continue to slowly improve, helped by accommodative monetary policies. Although U.S. gross domestic product (GDP) growth for the first quarter was disappointing (-2.9%), investors focused on more encouraging economic indicators, including job growth, industrial production, and the recovering housing market. In addition, government fiscal policies - including spending cuts and tax hikes
    - that restrained growth during 2013 seemed likely to be less of a drag on the economy in 2014. Throughout the six-month period, markets demonstrated their resiliency in the face of a succession of problems overseas, ranging from slowing economic growth in China, turmoil in the Middle East, and heightened tensions between Russia and the Ukraine.

    In the U.S., while the Federal Reserve (the Fed) began tapering its stimulative quantitative easing (QE) bond-purchasing program, it kept short-term interest rates at exceptionally low levels. The Fed appeared comfortable with maintaining its accommodative stance on interest rates given the lack of any notable inflationary pressures during the period. In Europe, economies continued to improve, led by solid growth in Germany and gains in the peripheral European Union (E.U.) economies, where problems had been the most severe. The European Central Bank (ECB) maintained accommodative policies designed to keep European banks liquid and able to lend. In Asia, the new government in China appeared determined not to allow economic growth to slow by too much, while Japan continued to push forward with monetary and fiscal stimulus programs designed to encourage economic expansion and curb the nation's deflation problem. Emerging economies that are highly dependent on growth in China did feel pressure, but even the performance of emerging markets debt recovered during the period as many governments moved aggressively to control inflation.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    In that environment, riskier, credit-sensitive securities outperformed the overall fixed-income market, with high-yield and investment-grade corporate bonds producing solid returns. Bank loans, asset-backed debt and convertible securities also performed well. Meanwhile, longer-term Treasury yields declined, leading to price appreciation for most longer-maturity Treasury and government securities, although Treasuries lagged the credit sectors in performance. The yield curve - which reflects the difference in yields of fixed-income securities with longer and shorter maturities - flattened somewhat as longer-maturity Treasury rates declined and shorter-maturity yields rose slightly. The rally in longer-maturity Treasuries was somewhat of a surprise to the markets, but fears of geopolitical risks and concerns about mild inflationary pressures encouraged investments in Treasuries, which are still considered by many as the safest investment haven during "risk-averse" periods. In addition, the yield advantage that 10-year Treasuries offered over sovereign-debt rates in other economies encouraged some speculation in Treasuries. Government agency mortgages generated healthy, positive performance over the six months, although they were outpaced by non-agency mortgages and other more credit-sensitive sectors.

Q: How did you position the Portfolio during the six-month period ended June 30, 2014?

A: We maintained a consistent emphasis on the credit sectors in the Portfolio during the six-month period, which helped to drive the Portfolio's outperformance of the benchmark Barclays Index. We maintained a Portfolio overweight to credit-sensitive debt, especially early in the six-month period, with healthy exposures to investment-grade corporate bonds, non-agency mortgages and commercial mortgage-backed securities, asset-backed debt, and bank loans. We underweighted the Portfolio to Treasuries and government mortgage securities, although we added to existing positions in government agency mortgages as the period progressed when we began paring back the Portfolio's credit positions. We also raised the Portfolio's overall credit quality over the period as we reduced positions in high-yield and investment-grade corporate bonds and bank loans. As we upgraded the Portfolio's overall credit quality, we sold some credit-sensitive securities that might become more difficult to trade should market volatility increase. Nevertheless, we had maintained the Portfolio's overweight in the credit sectors as of the end of the period.

    Throughout the six months, we maintained a shorter-than-benchmark duration positioning in the Portfolio. {Duration is measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates, expressed as a number of years.} The short-duration position was a modest detractor from the Portfolio's benchmark-relative performance as longer-term Treasuries rallied and the yield curve flattened during the period.

    At the end of the six-month period on June 30, 2014, although the Portfolio remained overweight in the credit sectors, government agency mortgages represented the largest asset allocation. Exposure to the credit sectors was led by U.S. investment-grade corporate bonds. The effective duration of the Portfolio as of period end was 3.91 years.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/14                              (continued)
--------------------------------------------------------------------------------

Q: Which of your investment strategies or individual investments had the biggest effect on the Portfolio's performance during the six-month period end June 30, 2014?

A: As noted previously, the main driver of the Portfolio's outperformance relative to the Barclays Index during the period was the overweight in the credit sectors. The Portfolio's underweight to Treasuries also was a major contributing factor in the Portfolio's relative outperformance. Within corporates, we emphasized the debt securities of financial companies in the Portfolio during the period, which made a notable contribution to performance; small exposures to municipal bonds and convertible bonds also supported results.

    The main detractor from relative performance was the Portfolio's cash position and, as noted previously, the shorter-than-benchmark duration positioning also held back results when Treasury yields rallied. The negative effects of the Portfolio's short-duration positioning were partially offset by good positioning on the yield curve; specifically, the Portfolio's exposures to 30-year and 10-year bonds.

    Among individual investments, the Portfolio's holdings of some higher-coupon Fannie Mae government agency mortgages performed very well when interest rates rallied and mortgage prepayments remained low. However, the Portfolio's investments in the preferred issues of regional bank PNC and insurer Allstate both underperformed during the period, as did some holdings of lower-coupon Fannie Mae mortgages.

Q: Did you invest the Portfolio derivative securities during the six-month period ended June 30, 2014?

A: We did invest in Treasury futures to manage the Portfolio's interest-rate sensitivity. Because the futures were part of our strategy to maintain a lower-than-benchmark duration position, they tended to hold back the Portfolio's results when interest rates declined during the period.

Q: What is your investment outlook and how have you positioned the Portfolio in accordance with that outlook?

A: We believe the fundamental strengths in the credit sectors remain solid, given the prospect of continuing economic growth and the general health of corporate balance sheets.

    We are generally positive about the investment outlook. We anticipate that the Fed will continue to gradually lessen its accommodative monetary policy as the economy grows, and we think credit-sensitive securities have the potential to continue to perform well. At the same time, we do not anticipate robust performance from any particular fixed-income asset class, as the gradual increase of short-term Treasury yields to normal levels and the resulting increase in market interest rates should have a modest negative effect on most bond prices.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    As noted previously, we have maintained an overweight to credit in the Portfolio, even though we have reduced exposure in light of the higher valuations of some corporate debt; and we have increased the Portfolio's investments in government agency mortgages, which have less credit risk. Despite the increased allocation, government mortgages remained an underweight relative to the Barclays Index at period end. In light of the flattening of the yield curve (reflecting the narrowing differences between yields of shorter and longer-maturity securities), we have reduced the Portfolio's duration by reducing exposures to the 10-year and 30-year parts of the curve.

    Given the possibility of increases in market interest rates, we see some value in floating-rate debt and have retained the Portfolio's allocations to bank loans and event-linked (catastrophe) bonds.

    As we have modestly reduced exposure to the credit sectors, we have improved the overall credit quality of the Portfolio's assets.

Please refer to the Schedule of Investments on pages 8 to 24 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                            Value
                                      CONVERTIBLE CORPORATE BOND - 0.5%
                                      Semiconductors & Semiconductor Equipment - 0.5%
                                      Semiconductors - 0.5%
   175,000              A-/NR         Intel Corp., 2.95%, 12/15/35                                   $   217,547
                                                                                                     -----------
                                      TOTAL CONVERTIBLE CORPORATE BOND
                                      (Cost $175,398)                                                $   217,547
                                                                                                     -----------

    Shares
                                      PREFERRED STOCKS - 2.0%
                                      Banks - 0.7%
                                      Diversified Banks - 0.4%
     1,800       6.50   A-/Baa1       US Bancorp, Floating Rate Note (Perpetual)                     $    50,868
     3,725       6.00   A-/Baa1       US Bancorp, Floating Rate Note (Perpetual)                         102,102
                                                                                                     -----------
                                                                                                     $   152,970
                                                                                                     -----------
                                      Regional Banks - 0.3%
     1,000       6.25   A-/NR         CoBank ACB, Floating Rate Note (Perpetual) (144A)              $   104,094
     1,050       6.62   BBB-/Ba1      Fifth Third Bancorp, Floating Rate Note (Perpetual)                 28,119
                                                                                                     -----------
                                                                                                     $   132,213
                                                                                                     -----------
                                      Total Banks                                                    $   285,183
                                                                                                     -----------
                                      Diversified Financials - 0.6%
                                      Other Diversified Financial Services - 0.6%
     9,000       7.12   BB+/B1        Citigroup, Inc., Floating Rate Note (Perpetual)                $   248,841
                                                                                                     -----------
                                      Total Diversified Financials                                   $   248,841
                                                                                                     -----------
                                      Insurance - 0.7%
                                      Life & Health Insurance - 0.3%
     4,800       7.38   BBB-/NR       Delphi Financial Group, Inc., Floating Rate Note, 5/15/37      $   118,050
                                                                                                     -----------
                                      Property & Casualty Insurance - 0.2%
     2,900       5.10   BBB/Baa1      The Allstate Corp., Floating Rate Note, 1/15/53                $    72,877
                                                                                                     -----------
                                      Reinsurance - 0.2%
    16,836       0.00   NR/NR         Altair Re, Floating Rate Note, 4/30/16 (Cat Bond)              $    21,124
    50,000       0.00   NR/NR         Altair Re, Floating Rate Note, 6/30/16 (Cat Bond)                   51,765
                                                                                                     -----------
                                                                                                     $    72,889
                                                                                                     -----------
                                      Total Insurance                                                $   263,816
                                                                                                     -----------
                                      TOTAL PREFERRED STOCKS
                                      (Cost $750,349)                                                $   797,840
                                                                                                     -----------
                                      CONVERTIBLE PREFERRED STOCK - 0.5%
                                      Banks - 0.5%
                                      Diversified Banks - 0.5%
       155              BBB+/Baa3     Wells Fargo & Co., 7.5% (Perpetual)                            $   188,170
                                                                                                     -----------
                                      TOTAL CONVERTIBLE PREFERRED STOCK
                                      (Cost $152,770)                                                $   188,170
                                                                                                     -----------

The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                  Value
                                      ASSET BACKED SECURITIES - 4.9%
                                      Food & Staples Retailing - 0.1%
                                      Food Retail - 0.1%
    49,063              BBB-/NR       CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (144A)                $    50,393
                                                                                                           -----------
                                      Total Food & Staples Retailing                                       $    50,393
                                                                                                           -----------
                                      Banks - 2.8%
                                      Thrifts & Mortgage Finance - 2.8%
    12,801       6.50   BB+/Baa2      ACE Securities Corp. Manufactured Housing Trust Series
                                      2003-MH1, Floating Rate Note, 8/15/30 (144A)                         $    12,809
   105,000              AAA/A2        Bayview Financial Mortgage Pass-Through Trust 2006-A,
                                      6.087%, 2/28/41 (Step)                                                   108,118
    11,828              NR/A1         BCMSC Trust 1998-A, 6.65%, 4/15/28                                        11,942
    46,269       0.65   A+/Ba1        Bear Stearns Asset Backed Securities I Trust 2005-FR1, Floating
                                      Rate Note, 6/25/35                                                        45,382
    27,402       0.64   A+/NR         Bear Stearns Asset Backed Securities Trust 2006-SD2, Floating
                                      Rate Note, 6/25/36                                                        26,896
     8,022       0.55   AA+/A1        Carrington Mortgage Loan Trust Series 2005-NC4, Floating Rate
                                      Note, 9/25/35                                                              7,919
    55,044              B-/B1         Citicorp Residential Mortgage Trust Series 2006-3, 5.703%,
                                      11/25/36 (Step)                                                           57,813
    89,204       4.00   AA/NR         Citigroup Mortgage Loan Trust 2014-A, Floating Rate Note,
                                      1/1/35 (144A)                                                             92,866
   121,971       5.07   BB+/Ba2       Countrywide Asset-Backed Certificates, Floating Rate Note, 2/25/36       124,285
    64,201              AAA/Aaa       Equifirst Mortgage Loan Trust 2003-1, 4.01%, 12/25/32 (Step)              64,729
     3,382       1.23   AAA/NR        First Franklin Mortgage Loan Trust 2004-FF10, Floating Rate
                                      Note, 9/25/34                                                              3,376
    13,015              AAA/NR        First Investors Auto Owner Trust 2012-2, 1.47%, 5/15/18 (144A)            13,072
    20,712       0.40   B+/B3         GSAA Home Equity Trust 2005-11, Floating Rate Note, 10/25/35              20,617
    22,195       0.45   A+/Baa1       GSRPM Mortgage Loan Trust 2006-2, Floating Rate Note,
                                      9/25/36 (144A)                                                            20,935
     2,745              AAA/Aaa       HSBC Home Equity Loan Trust USA 2006-3, 5.63%, 3/20/36 (Step)              2,746
    23,834       0.85   AA+/A2        Irwin Whole Loan Home Equity Trust 2005-C, Floating Rate
                                      Note, 3/25/25                                                             23,770
    15,373              BBB+/Baa1     Lehman ABS Manufactured Housing Contract Trust 2001-B,
                                      5.873%, 4/15/40                                                           16,207
    33,105       0.40   A+/Aa1        Lehman Brothers Small Balance Commercial, Floating Rate
                                      Note, 2/25/30 (144A)                                                      29,394
    63,724       0.85   AAA/Aaa       New Century Home Equity Loan Trust 2005-1, Floating Rate
                                      Note, 3/25/35                                                             63,689
    90,409       0.41   AA+/Aa3       Option One Mortgage Loan Trust 2005-4 Asset-Backed Certificates
                                      Series 2005-4, Floating Rate Note, 11/25/35                               88,833
    21,922       5.46   AAA/Aa3       Origen Manufactured Housing Contract Trust 2004-B, Floating
                                      Rate Note, 11/15/35                                                       22,556
    13,534       0.85   AAA/Aaa       PFS Financing Corp., Floating Rate Note, 10/17/16 (144A)                  13,541
    19,945       1.65   A/NR          PFS Financing Corp., Floating Rate Note, 10/17/16 (144A)                  19,968
    31,826       0.40   B/Baa2        RAAC Series 2006-RP2 Trust, Floating Rate Note, 2/25/37 (144A)            30,898
    25,184              AAA/NR        SNAAC Auto Receivables Trust, 3.11%, 6/15/17 (144A)                       25,270
    12,161       0.75   AA+/Aa1       Structured Asset Investment Loan Trust 2005-4, Floating Rate
                                      Note, 5/25/35                                                             12,158

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                   Value
                                      Thrifts & Mortgage Finance - (continued)
    44,405       0.37   B-/Baa3       Structured Asset Securities Corp Mortgage Loan Trust 2006-GEL4,
                                      Floating Rate Note, 10/25/36 (144A)                                   $    43,051
    11,031              A+/Baa2       Structured Asset Securities Corp., 4.77%, 10/25/34 (Step)                  11,471
    17,681       1.09   AA+/A1        Terwin Mortgage Trust Series TMTS 2003-8HE, Floating Rate
                                      Note, 12/25/34                                                             17,157
    80,878              AA/A2         Terwin Mortgage Trust Series TMTS 2005-16HE, 4.60715%,
                                      9/25/36 (Step)                                                             84,294
                                                                                                            -----------
                                                                                                            $ 1,115,762
                                                                                                            -----------
                                      Total Banks                                                           $ 1,115,762
                                                                                                            -----------
                                      Diversified Financials - 2.0%
                                      Other Diversified Financial Services - 0.5%
    50,000              AA/Aa3        Capital Auto Receivables Asset Trust/ Ally, 1.74%, 10/22/18           $    50,090
   166,854              NR/NR         TOPRE_13-LTR, 3.47%, 11/20/28 (144A)                                      167,037
                                                                                                            -----------
                                                                                                            $   217,127
                                                                                                            -----------
                                      Specialized Finance - 0.7%
   115,950              BBB+/Baa1     Domino's Pizza Master Issuer LLC, 5.216%, 1/25/42 (144A)              $   124,602
   100,000       0.59   NR/Aaa        GE Dealer Floorplan Master Note Trust, Floating Rate Note, 10/20/17       100,223
    51,196              NR/Aaa        JG Wentworth XXII LLC, 3.82%, 12/15/48 (144A)                              54,060
                                                                                                            -----------
                                                                                                            $   278,885
                                                                                                            -----------
                                      Consumer Finance - 0.5%
    11,000              BBB+/NR       American Credit Acceptance Receivables Trust 2012-2,
                                      4.05%, 2/15/18 (144A)                                                 $    11,183
    12,344              A+/NR         American Credit Acceptance Receivables Trust, 1.64%,
                                      11/15/16 (144A)                                                            12,369
    25,000              A+/NR         AmeriCredit Automobile Receivables Trust 2013-1, 1.57%, 1/8/19             25,099
    25,000              A+/NR         First Investors Auto Owner Trust 2013-1, 2.02%, 1/15/19 (144A)             25,054
     3,482              NR/Aaa        Santander Drive Auto Receivables Trust 2011-2, 2.66%, 1/15/16               3,485
    40,000              AA/Aaa        Santander Drive Auto Receivables Trust 2012-1, 3.78%, 11/15/17             41,063
    25,000              A/Aaa         Santander Drive Auto Receivables Trust 2012-5, 2.7%, 8/15/18               25,699
    70,000       0.98   AAA/Aa1       SLM Student Loan Trust 2004-10, Floating Rate Note,
                                      4/27/26 (144A)                                                             70,551
                                                                                                            -----------
                                                                                                            $   214,503
                                                                                                            -----------
                                      Asset Management & Custody Banks - 0.3%
    98,958              A/NR          Triton Container Finance LLC, 4.21%, 5/14/27 (144A)                   $    98,958
                                                                                                            -----------
                                      Total Diversified Financials                                          $   809,473
                                                                                                            -----------
                                      TOTAL ASSET BACKED SECURITIES
                                      (Cost $1,932,445)                                                     $ 1,975,628
                                                                                                            -----------
                                      COLLATERALIZED MORTGAGE OBLIGATIONS - 14.0%
                                      Banks - 12.3%
                                      Thrifts & Mortgage Finance - 12.3%
    75,322              BBB+/NR       Alternative Loan Trust 2003-21T1, 5.75%, 12/25/33                     $    78,843
    19,160              BB-/B2        Alternative Loan Trust 2003-J1, 4.75%, 10/25/33                            19,621
    12,145              BB+/Ba2       Alternative Loan Trust 2004-4CB, 4.25%, 4/25/34                            12,404
   108,729       0.59   A+/Baa3       Alternative Loan Trust 2005-J4, Floating Rate Note, 7/25/35               105,299
    42,428              A+/Baa2       Banc of America Alternative Loan Trust 2003-2, 5.75%, 4/25/33              43,995

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                  Value
                                      Thrifts & Mortgage Finance - (continued)
    89,022              NR/Baa2       Banc of America Alternative Loan Trust 2003-7, 5.5%, 9/25/33         $    92,697
    19,425              NR/B3         Banc of America Alternative Loan Trust 2004-2, 5.5%, 3/25/19              19,887
    26,384              NR/Ba2        Banc of America Alternative Loan Trust 2004-2, 6.0%, 3/25/34              27,294
    44,955              NR/B2         Banc of America Alternative Loan Trust 2004-4, 5.25%, 5/25/34             45,562
    21,375              BBB+/NR       Banc of America Funding 2003-3 Trust, 5.5%, 10/25/33                      22,171
    68,227       2.69   BBB/NR        Banc of America Mortgage 2003-F Trust, Floating Rate Note, 7/25/33        69,083
    22,523              A+/NR         Banc of America Mortgage Trust 2004-11, 5.75%, 1/25/35                    22,914
     2,649              B-/NR         Banc of America Mortgage Trust 2004-7, 4.5%, 8/25/19                       2,688
    62,256              A+/NR         Banc of America Mortgage Trust 2004-9, 5.5%, 11/25/34                     63,306
     3,812              AA+/Baa1      Banc of America Mortgage Trust 2005-9, 4.75%, 10/25/20                     3,838
   602,526              NR/Caa2       Bayview Commercial Asset Trust, 7/25/37 (Step) (144A) (c) (d)              3,495
   419,487              NR/Caa2       Bayview Commercial Asset Trust, 3.53033%, 9/25/37 (Step)
                                      (144A) (c)                                                                27,183
    41,993       0.85   AAA/A3        Bear Stearns ALT-A Trust 2004-12, Floating Rate Note, 1/25/35             41,071
    69,834       0.75   A+/Ba1        Bear Stearns ALT-A Trust 2004-4, Floating Rate Note, 6/25/34              67,126
    20,149       2.33   AA+/Baa2      Bear Stearns ARM Trust 2003-5, Floating Rate Note, 8/25/33                20,232
    46,571       0.85   AA+/Baa3      Bella Vista Mortgage Trust 2004-1, Floating Rate Note, 11/20/34           45,115
    37,286       2.65   A+/Ba1        CHL Mortgage Pass-Through Trust 2003-56, Floating Rate
                                      Note, 12/25/33                                                            37,616
    26,686       0.32   AA/Aaa        Citigroup Commercial Mortgage Trust 2007-FL3, Floating Rate
                                      Note, 4/15/22 (144A)                                                      26,490
    49,308              NR/Baa1       Citigroup Mortgage Loan Trust, Inc., 6.75%, 8/25/34                       53,006
    22,819       0.28   AA-/A1        COMM 2006-FL12 Mortgage Trust, Floating Rate Note,
                                      12/15/20 (144A)                                                           22,743
    25,000              NR/Aaa        COMM 2012-CCRE2 Mortgage Trust REMICS, 3.791%, 8/15/45                    25,864
    25,000              NR/Aaa        COMM 2012-CCRE2 Mortgage Trust, 3.147%, 8/15/45                           25,266
    23,000              AAA/Aaa       COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/15/45                          22,898
   100,000              NR/Aaa        COMM 2012-LC4 Mortgage Trust, 4.063%, 12/10/44                           105,779
    50,000              AAA/Aaa       COMM 2013-LC6 Mortgage Trust, 2.941%, 1/10/46                             49,376
    90,968       2.09   AAA/NR        Commercial Mortgage Pass Through Certificates, Floating Rate
                                      Note, 11/17/26 (144A)                                                     91,602
    76,113              NR/Baa1       Credit Suisse Commercial Mortgage Trust Series 2007-C1,
                                      5.361%, 2/15/40                                                           81,681
    14,447       2.57   BBB+/Ba2      Credit Suisse First Boston Mortgage Securities Corp., Floating
                                      Rate Note, 11/25/33                                                       14,442
    45,369       5.01   NR/Aaa        Credit Suisse First Boston Mortgage Securities Corp., Floating
                                      Rate Note, 2/15/38                                                        45,722
    12,713       2.45   BBB+/B1       Credit Suisse First Boston Mortgage Securities Corp., Floating
                                      Rate Note, 6/25/34                                                        12,782
     6,222       0.85   AA+/Baa3      Credit-Based Asset Servicing and Securitization LLC, Floating
                                      Rate Note, 5/25/50 (144A)                                                  6,260
    82,352       0.42   BB/Ba2        Global Mortgage Securitization, Ltd., Floating Rate Note, 4/25/32         79,074
    26,140       5.30   AAA/Aa3       GMAC Commercial Mortgage Securities, Inc. Series 2004-C2
                                      Trust, Floating Rate Note, 8/10/38                                        26,181
    28,419       3.39   BBB/Baa3      GMACM Mortgage Loan Trust 2003-AR1, Floating Rate
                                      Note, 10/19/33                                                            28,096
    99,493              AA+/Aaa       Government National Mortgage Association REMICS, 2.1%, 2/16/48            99,378
    50,000              NR/Aaa        GS Mortgage Securities Corp. II, 3.377%, 5/10/45                          51,670

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                   Value
                                      Thrifts & Mortgage Finance - (continued)
    25,000              AA-/NR        GS Mortgage Securities Corp. II, 3.682%, 2/10/46 (144A)               $    25,098
    50,000              AAA/NR        GS Mortgage Securities Trust 2013-GCJ12, 3.135%, 6/10/46                   49,970
    29,619       0.87   BBB-/Baa2     Impac CMB Trust Series 2004-5, Floating Rate Note, 10/25/34                28,845
    12,920       0.95   B-/Ba1        Impac CMB Trust Series 2004-6, Floating Rate Note, 10/25/34                12,378
    58,001       0.89   BBB+/A3       Impac CMB Trust Series 2004-7, Floating Rate Note, 11/25/34                55,822
    56,979       0.95   AAA/Aaa       Impac Secured Assets CMN Owner Trust, Floating Rate Note, 11/25/34         55,619
    26,608       0.35   BB+/Baa2      Impac Secured Assets Trust 2006-5, Floating Rate Note, 12/25/36            24,738
    50,000       3.28   AAA/NR        Irvine Core Office Trust 2013-IRV, Floating Rate Note, 5/15/48 (144A)      49,854
   100,000       2.52   A/A2          JP Morgan Chase Commercial Mortgage Securities Corp., Floating
                                      Rate Note, 10/15/25 (144A)                                                100,167
    15,779       2.03   A+/Baa1       JP Morgan Mortgage Trust 2003-A1, Floating Rate Note, 10/25/33             15,914
    32,736       2.49   A+/Baa1       JP Morgan Mortgage Trust 2003-A1, Floating Rate Note, 10/25/33             32,926
    56,355       2.49   AA+/Baa3      JP Morgan Mortgage Trust 2004-A1, Floating Rate Note, 2/25/34              58,114
    39,856       2.49   AA+/Baa1      JP Morgan Mortgage Trust 2004-A1, Floating Rate Note, 2/25/34              40,846
    24,259       2.28   AA+/Baa2      JP Morgan Mortgage Trust 2004-A5, Floating Rate Note, 12/25/34             24,384
   123,085              B-/Ba2        JP Morgan Mortgage Trust 2004-S1, 6.0%, 9/25/34                           125,086
    98,940       3.50   AAA/NR        JP Morgan Mortgage Trust 2014-1 REMICS, Floating Rate Note,
                                      1/25/44 (144A)                                                             98,096
   235,000       3.00   AAA/NR        JP Morgan Mortgage Trust 2014-2, Floating Rate Note,
                                      6/25/29 (144A)                                                            240,251
    71,015       2.75   NR/NR         La Hipotecaria Panamanian Mortgage Trust 2010-1, Floating Rate
                                      Note, 9/8/39 (144A)                                                        73,611
     6,095              AAA/Aaa       LB-UBS Commercial Mortgage Trust 2004-C1, 4.568%, 1/15/31                   6,299
     8,433       1.10   A+/Aa1        Lehman Brothers Small Balance Commercial Mortgage Trust
                                      2007-3 Class 1A4, Floating Rate Note, 10/25/37 (144A)                       8,375
    54,988       2.13   A+/Baa2       MASTR Adjustable Rate Mortgages Trust 2003-3, Floating
                                      Rate Note, 9/25/33                                                         54,974
    29,629              BB+/NR        MASTR Alternative Loan Trust 2004-10, 5.5%, 10/25/19                       30,358
   142,189              B-/NR         MASTR Alternative Loan Trust 2004-6, 6.0%, 7/25/34                        144,673
    98,627              A+/NR         MASTR Alternative Loan Trust 2005-1, 5.5%, 2/25/35                        100,155
    48,907       6.62   A-/NR         MASTR Seasoned Securitization Trust 2005-1, Floating Rate
                                      Note, 9/25/32                                                              51,127
    15,616       0.63   AA+/Baa1      Mellon Residential Funding Corp. Mortgage Pass-Through Trust
                                      Series 2000 TBC2, Floating Rate Note, 6/15/30                              15,441
   141,318       1.35   AAA/Aaa       NorthStar 2012-1 Mortgage Trust, Floating Rate Note, 8/25/29 (144A)       141,441
   134,061       3.25   AAA/NR        NRP Mortgage Trust 2013-1, Floating Rate Note, 7/25/43 (144A)             136,780
    26,279              NR/A2         PHH Mortgage Capital LLC, 6.6%, 12/25/27 (Step) (144A)                     26,663
   103,836              BBB+/Baa3     RALI Series 2003-QR24 Trust REMICS, 4.0%, 7/25/33                         104,657
    36,066              BB/Ba3        RALI Series 2003-QS15 Trust, 5.5%, 8/25/33                                 37,517
   138,204              NR/B1         RALI Series 2004-QS13 Trust, 5.0%, 9/25/19                                141,467
    35,823              BB+/Ba3       RALI Series 2004-QS5 Trust, 4.75%, 4/25/34                                 36,873
    62,636       0.47   A+/Baa3       Sequoia Mortgage Trust 2004-10, Floating Rate Note, 11/20/34               59,735
    79,474       0.37   BBB+/Ba1      Sequoia Mortgage Trust 2005-2, Floating Rate Note, 3/20/35                 73,714
    95,669       3.00   AAA/NR        Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                 91,390
    56,127       2.22   AAA/NR        Springleaf Mortgage Loan Trust 2012-2, Floating Rate Note,
                                      10/25/57 (144A)                                                            56,842

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                  Value
                                      Thrifts & Mortgage Finance - (continued)
    10,188       4.59   BBB+/Ba2      Structured Adjustable Rate Mortgage Loan Trust, Floating Rate
                                      Note, 11/25/34                                                       $    10,071
   102,678       0.84   AA+/Baa1      Structured Asset Mortgage Investments II Trust 2004-AR8, Floating
                                      Rate Note, 5/19/35                                                       100,615
    27,282       0.90   A+/Ba1        Structured Asset Mortgage Investments Trust 2003-AR2, Floating
                                      Rate Note, 12/19/33                                                       26,138
    18,771       2.17   NR/Baa2       Thornburg Mortgage Securities Trust 2003-3, Floating Rate
                                      Note, 6/25/43                                                             18,786
    19,730       1.77   AAA/Baa3      Thornburg Mortgage Securities Trust Class II4A, Floating Rate
                                      Note, 3/25/44                                                             19,608
    40,000              AA/Aa3        TimberStar Trust 1, 5.7467%, 10/15/36 (144A)                              43,552
   359,118              AAA/Aaa       Wachovia Bank Commercial Mortgage Trust Series 2004-C15,
                                      4.803%, 10/15/41                                                         360,068
   113,968       2.41   BBB/NR        WaMu Mortgage Pass-Through Certificates Series 2005-AR3 Trust,
                                      Floating Rate Note, 3/25/35                                              114,352
    31,529       2.40   BBB+/NR       WaMu Mortgage Pass-Through Certificates, Floating Rate Note, 1/25/35      31,670
    16,026       2.49   AA+/Baa1      Wells Fargo Mortgage Backed Securities 2003-L Trust, Floating
                                      Rate Note, 11/25/33                                                       16,265
    21,114       2.62   A+/Ba1        Wells Fargo Mortgage Backed Securities 2004-K Trust, Floating
                                      Rate Note, 7/25/34                                                        21,399
    18,445              AA+/Baa1      Wells Fargo Mortgage Backed Securities 2006-16 Trust,
                                      5.0%, 11/25/36                                                            19,123
                                                                                                           -----------
                                                                                                           $ 4,951,597
                                                                                                           -----------
                                      Total Banks                                                          $ 4,951,597
                                                                                                           -----------
                                      Diversified Financials - 0.6%
                                      Other Diversified Financial Services - 0.6%
   100,000       1.65   AA-/Aa3       Hilton USA Trust 2013-HLF, Floating Rate Note, 11/5/30 (144A)        $   100,252
    24,657       2.55   NR/NR         Jefferies Resecuritization Trust 2009-R2, Floating Rate Note,
                                      5/26/37 (144A)                                                            24,594
    50,000              BBB-/NR       Morgan Stanley Capital I Trust 2007-HQ13, 5.569%, 12/15/44                54,449
    32,300       0.25   AA+/Aaa       Morgan Stanley Capital I, Inc., Floating Rate Note, 10/15/20 (144A)       32,263
                                                                                                           -----------
                                                                                                           $   211,558
                                                                                                           -----------
                                      Total Diversified Financials                                         $   211,558
                                                                                                           -----------
                                      Government - 1.1%
    83,561              AA+/NR        Federal Home Loan Mortgage Corp. REMICS, 4.0%, 6/15/22               $    89,138
     6,545              AA+/Aaa       Federal Home Loan Mortgage Corp. REMICS, 5.0%, 6/15/34                     6,608
    25,000              AA+/Baa2      Federal Home Loan Mortgage Corp., 4.304%, 9/25/44 (144A)                  26,161
    22,168              AA+/Aaa       Federal National Mortgage Association REMICS, 4.5%, 6/25/29               24,035
     3,830              AA+/Aaa       Federal National Mortgage Association REMICS, 5.0%, 9/25/39                4,010
    50,000              NR/A3         FREMF Mortgage Trust 2011-K702, 4.936%, 4/25/44 (144A)                    54,282
    50,000              AA+/A3        FREMF Mortgage Trust 2011-K703, 5.051%, 7/25/44 (144A)                    54,516
    35,000              AA+/Aaa       FREMF Mortgage Trust 2012-K708, 3.891%, 2/25/45 (144A)                    35,995
    25,000       3.61   NR/A2         FREMF Mortgage Trust Class B, Floating Rate Note, 11/25/46 (144A)         25,904
    25,000       3.95   AA+/Aaa       FREMF Mortgage Trust Class B, Floating Rate Note, 6/25/47 (144A)          26,206
   336,480              AA+/Aaa       Government National Mortgage Association, 1.015%, 2/16/53 (c)             26,053


   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                             Value
                                      Government - (continued)
    44,768              AA+/Aaa       Government National Mortgage Association, 3.0%, 4/20/41         $    46,527
    23,826              AA+/Aaa       Government National Mortgage Association, 5.25%, 8/16/35             26,667
                                                                                                      -----------
                                                                                                      $   446,102
                                                                                                      -----------
                                      Total Government                                                $   446,102
                                                                                                      -----------
                                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                      (Cost $5,599,075)                                               $ 5,609,257
                                                                                                      -----------
                                      CORPORATE BONDS - 29.0%
                                      Energy - 3.3%
                                      Oil & Gas Drilling - 0.2%
    50,000              BBB+/Baa1     Pride International, Inc., 6.875%, 8/15/20                      $    60,757
                                                                                                      -----------
                                      Oil & Gas Equipment & Services - 0.1%
    50,000              BBB-/Baa3     Weatherford International, Ltd. Bermuda, 5.95%, 4/15/42         $    56,705
                                                                                                      -----------
                                      Oil & Gas Exploration & Production - 0.7%
   100,000              BBB-/Ba1      Newfield Exploration Co., 5.625%, 7/1/24                        $   109,750
   100,000              BBB-/Baa1     Rosneft Finance SA, 6.625%, 3/20/17 (144A)                          109,500
    65,000              BBB-/Baa1     Rosneft Finance SA, 7.5%, 7/18/16 (144A)                             71,175
                                                                                                      -----------
                                                                                                      $   290,425
                                                                                                      -----------
                                      Oil & Gas Refining & Marketing - 0.6%
   200,000              BBB-/Baa2     Spectra Energy Capital LLC, 6.2%, 4/15/18                       $   229,532
                                                                                                      -----------
                                      Oil & Gas Storage & Transportation - 1.7%
    90,000              BBB-/Baa3     Buckeye Partners LP, 6.05%, 1/15/18                             $   101,694
    75,000       5.85   BB/Baa3       DCP Midstream LLC, Floating Rate Note, 5/21/43 (144A)                71,250
   265,000              A/A3          Questar Pipeline Co., 5.83%, 2/1/18                                 299,516
    50,000              BBB-/Baa2     Spectra Energy Capital LLC, 6.75%, 7/15/18                           57,385
    70,000              BBB-/Baa3     Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42               80,766
    69,000              BB+/Baa3      The Williams Companies, Inc., 7.75%, 6/15/31                         83,143
                                                                                                      -----------
                                                                                                      $   693,754
                                                                                                      -----------
                                      Total Energy                                                    $ 1,331,173
                                                                                                      -----------
                                      Materials - 1.0%
                                      Diversified Chemicals - 0.1%
    30,000              BBB/Baa2      Eastman Chemical Co., 4.8%, 9/1/42                              $    30,461
                                                                                                      -----------
                                      Construction Materials - 0.5%
   166,000              B+/NR         CEMEX Espana SA, 9.875%, 4/30/19 (144A)                         $   190,485
                                                                                                      -----------
                                      Diversified Metals & Mining - 0.3%
    60,000              BB+/Baa3      AngloGold Ashanti Holdings Plc, 5.375%, 4/15/20                 $    60,934
    45,000              BBB/Baa3      Freeport-McMoRan, Inc., 3.875%, 3/15/23                              44,863
                                                                                                      -----------
                                                                                                      $   105,797
                                                                                                      -----------
                                      Gold - 0.1%
    40,000              BBB+/Baa2     Goldcorp, Inc., 3.7%, 3/15/23                                   $    39,453
                                                                                                      -----------
                                      Steel - 0.0%+
    25,000              BBB/Baa2      Glencore Funding LLC, 4.125%, 5/30/23 (144A)                    $    25,109
                                                                                                      -----------
                                      Total Materials                                                 $   391,305
                                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                             Value
                                      Capital Goods - 1.5%
                                      Aerospace & Defense - 0.1%
    50,000              BB-/Ba3       Bombardier, Inc., 4.25%, 1/15/16 (144A)                         $    51,625
                                                                                                      -----------
                                      Building Products - 0.5%
    25,000              BBB-/Ba3      Masco Corp., 5.95%, 3/15/22                                     $    27,625
   110,000              BBB-/Ba3      Masco Corp., 7.125%, 3/15/20                                        129,439
    50,000       5.75   BBB+/Baa2     Stanley Black & Decker, Inc., Floating Rate Note, 12/15/53           54,000
                                                                                                      -----------
                                                                                                      $   211,064
                                                                                                      -----------
                                      Construction & Farm Machinery & Heavy Trucks - 0.4%
    70,000              A/A3          Cummins, Inc., 5.65%, 3/1/98                                    $    79,263
    65,000              A/A3          Cummins, Inc., 6.75%, 2/15/27                                        81,203
                                                                                                      -----------
                                                                                                      $   160,466
                                                                                                      -----------
                                      Trading Companies & Distributors - 0.5%
   170,000              BB+/NR        Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)              $   191,237
                                                                                                      -----------
                                      Total Capital Goods                                             $   614,392
                                                                                                      -----------
                                      Consumer Services - 0.4%
                                      Education Services - 0.4%
    50,000              AAA/Aaa       President and Fellows of Harvard College, 2.3%, 10/1/23         $    46,970
   100,000              AA-/Aa2       Tufts University, 5.017%, 4/15/12                                   101,544
                                                                                                      -----------
                                                                                                      $   148,514
                                                                                                      -----------
                                      Total Consumer Services                                         $   148,514
                                                                                                      -----------
                                      Media - 0.3%
                                      Cable & Satellite - 0.3%
   100,000              BBB+/Baa1     British Sky Broadcasting Group Plc, 6.1%, 2/15/18 (144A)        $   113,466
                                                                                                      -----------
                                      Total Media                                                     $   113,466
                                                                                                      -----------
                                      Food & Staples Retailing - 0.3%
                                      Drug Retail - 0.3%
    43,064              BBB+/Baa1     CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                  $    47,977
    82,325              BBB+/Baa1     CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                       92,154
                                                                                                      -----------
                                                                                                      $   140,131
                                                                                                      -----------
                                      Total Food & Staples Retailing                                  $   140,131
                                                                                                      -----------
                                      Food, Beverage & Tobacco - 0.5%
                                      Packaged Foods & Meats - 0.5%
    85,000              BBB/Baa2      Kraft Foods Group, Inc., 3.5%, 6/6/22                           $    87,275
    84,000              BBB-/Baa1     Mondelez International, Inc., 6.5%, 2/9/40                          107,564
                                                                                                      -----------
                                                                                                      $   194,839
                                                                                                      -----------
                                      Tobacco - 0.0%+
    25,000              BBB-/Baa2     Lorillard Tobacco Co., 3.75%, 5/20/23                           $    24,690
                                                                                                      -----------
                                      Total Food, Beverage & Tobacco                                  $   219,529
                                                                                                      -----------
                                      Health Care Equipment & Services - 0.2%
                                      Health Care Services - 0.2%
    75,000              A+/A1         Catholic Health Initiatives, 4.35%, 11/1/42                     $    71,874
                                                                                                      -----------
                                      Total Health Care Equipment & Services                          $    71,874
                                                                                                      -----------

The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                              Value
                                      Pharmaceuticals, Biotechnology & Life Sciences - 0.4%
                                      Life Sciences Tools & Services - 0.4%
   135,000              BBB+/Baa2     Agilent Technologies, Inc., 6.5%, 11/1/17                        $   154,358
                                                                                                       -----------
                                      Total Pharmaceuticals, Biotechnology & Life Sciences             $   154,358
                                                                                                       -----------
                                      Banks - 4.5%
                                      Diversified Banks - 2.2%
   220,000              BBB/Baa3      Barclays Bank Plc, 6.05%, 12/4/17 (144A)                         $   249,571
   150,000              NR/A2         BBVA Bancomer SA Texas, 4.375%, 4/10/24 (144A)                       152,812
    90,000              AA-/Aa2       Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
                                      Netherlands, 3.875%, 2/8/22                                           95,338
   150,000              A/A2          HSBC Bank Plc, 7.65%, 5/1/25                                         196,852
   100,000              BBB/Baa2      Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                         118,275
    60,000       4.50   NR/Baa3       Scotiabank Peru SA, Floating Rate Note, 12/13/27 (144A)               57,450
                                                                                                       -----------
                                                                                                       $   870,298
                                                                                                       -----------
                                      Regional Banks - 1.8%
   145,000              A/A2          Mellon Funding Corp., 5.5%, 11/15/18                             $   164,764
   250,000       4.45   BBB/Baa3      The PNC Financial Services Group, Inc., Floating Rate
                                      Note (Perpetual)                                                     250,000
    75,000       6.75   BBB/Baa3      The PNC Financial Services Group, Inc., Floating Rate
                                      Note (Perpetual)                                                      83,625
   210,000              A+/A1         Wells Fargo Bank NA, 6.0%, 11/15/17                                  240,598
                                                                                                       -----------
                                                                                                       $   738,987
                                                                                                       -----------
                                      Thrifts & Mortgage Finance - 0.5%
    75,000              BBB-/Baa2     Astoria Financial Corp., 5.0%, 6/19/17                           $    81,478
   125,000              BBB/Baa2      Santander Holdings USA, Inc. Pennsylvania, 3.45%, 8/27/18            132,463
                                                                                                       -----------
                                                                                                       $   213,941
                                                                                                       -----------
                                      Total Banks                                                      $ 1,823,226
                                                                                                       -----------
                                      Diversified Financials - 5.2%
                                      Other Diversified Financial Services - 2.5%
   125,000              BBB+/Baa2     Alterra Finance LLC, 6.25%, 9/30/20                              $   144,051
   125,000              A-/NR         Carlyle Holdings II Finance LLC, 5.625%, 3/30/43 (144A)              138,270
    95,000       5.95   BB+/Ba3       Citigroup, Inc., Floating Rate Note (Perpetual)                       95,950
   140,000              AA/A2         General Electric Capital Corp., 5.3%, 2/11/21                        159,197
   100,000       7.12   AA-/Baa1      General Electric Capital Corp., Floating Rate Note (Perpetual)       118,020
   200,000       5.15   BBB/Ba1       JPMorgan Chase & Co., Floating Rate Note (Perpetual)                 191,750
    40,000       6.75   BBB/Ba1       JPMorgan Chase & Co., Floating Rate Note, 8/29/49                     43,050
   100,000              A/NR          KKR Group Finance Co. II LLC, 5.5%, 2/1/43 (144A)                    106,246
                                                                                                       -----------
                                                                                                       $   996,534
                                                                                                       -----------
                                      Consumer Finance - 1.0%
   415,000       4.00   BB/Ba3        Navient Corp., Floating Rate Note, 7/25/14                       $   415,004
                                                                                                       -----------
                                      Asset Management & Custody Banks - 0.6%
   150,000              A+/NR         Blackstone Holdings Finance Co. LLC, 6.25%, 8/15/42 (144A)       $   181,252
    30,000              BBB/Baa1      Legg Mason, Inc., 5.625%, 1/15/44                                     32,609
    25,000       4.50   BBB/Baa2      The Bank of New York Mellon Corp., Floating Rate
                                      Note (Perpetual)                                                      23,250
                                                                                                       -----------
                                                                                                       $   237,111
                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                      Value
                                      Investment Banking & Brokerage - 1.1%
   190,000              BBB/A3        Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                              $   215,239
   125,000              BBB+/Baa3     Morgan Stanley, 4.1%, 5/22/23                                                126,802
    85,000              A-/Baa2       Morgan Stanley, 5.5%, 1/26/20                                                 97,288
                                                                                                               -----------
                                                                                                               $   439,329
                                                                                                               -----------
                                      Total Diversified Financials                                             $ 2,087,978
                                                                                                               -----------
                                      Insurance - 3.8%
                                      Life & Health Insurance - 1.6%
    75,000              BBB+/NR       Delphi Financial Group, Inc., 7.875%, 1/31/20                            $    91,028
   160,000              BBB/Baa2      MetLife, Inc., 10.75%, 8/1/69                                                254,200
   145,000              A-/Baa2       Protective Life Corp., 7.375%, 10/15/19                                      179,410
   100,000       5.88   BBB+/Baa2     Prudential Financial, Inc., Floating Rate Note, 9/15/42                      108,625
                                                                                                               -----------
                                                                                                               $   633,263
                                                                                                               -----------
                                      Multi-line Insurance - 0.3%
    90,000              BBB/A3        AXA SA, 8.6%, 12/15/30                                                   $   120,938
                                                                                                               -----------
                                      Property & Casualty Insurance - 1.1%
   145,000       6.50   BBB/Baa1      The Allstate Corp., Floating Rate Note, 5/15/57                          $   158,050
    50,000              BBB-/Baa3     The Hanover Insurance Group, Inc., 7.5%, 3/1/20                               59,739
   185,000              BBB-/Baa3     The Hanover Insurance Group, Inc., 7.625%, 10/15/25                          226,363
                                                                                                               -----------
                                                                                                               $   444,152
                                                                                                               -----------
                                      Reinsurance - 0.8%
    65,000              BBB/NR        Montpelier Re Holdings, Ltd., 4.7%, 10/15/22                             $    67,176
   100,000              BBB/Baa3      Sirius International Group, Ltd., 6.375%, 3/20/17 (144A)                     110,598
   100,000       7.51   BB+/Ba2       Sirius International Group, Ltd., Floating Rate Note (Perpetual) (144A)      105,000
    30,000       5.88   NR/NR         Wilton Re Finance LLC, Floating Rate Note, 3/30/33 (144A)                     31,275
                                                                                                               -----------
                                                                                                               $   314,049
                                                                                                               -----------
                                      Total Insurance                                                          $ 1,512,402
                                                                                                               -----------
                                      Real Estate - 1.5%
                                      Diversified REIT - 0.5%
    35,000              BBB-/Baa2     DCT Industrial Operating Partnership LP, 4.5%, 10/15/23                  $    36,058
    60,000              BBB/Baa2      Digital Realty Trust LP, 4.5%, 7/15/15                                        61,711
    45,000              BBB/Baa2      Digital Realty Trust LP, 5.875%, 2/1/20                                       50,013
    35,000              BBB-/Baa2     WP Carey, Inc., 4.6%, 4/1/24                                                  36,375
                                                                                                               -----------
                                                                                                               $   184,157
                                                                                                               -----------
                                      Office REIT - 0.4%
    45,000              BBB-/Baa2     Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                      $    47,581
    25,000              BBB/Baa3      BioMed Realty LP, 4.25%, 7/15/22                                              25,776
    35,000              BBB-/Baa3     Corporate Office Properties LP, 3.6%, 5/15/23                                 33,467
    60,000              BBB/Baa2      Piedmont Operating Partnership LP, 3.4%, 6/1/23                               57,036
                                                                                                               -----------
                                                                                                               $   163,860
                                                                                                               -----------
                                      Specialized REIT - 0.6%
    20,000              BBB-/Baa3     CubeSmart LP, 4.8%, 7/15/22                                              $    21,524
    25,000              BBB/Baa2      Health Care Real Estate Investment Trust, Inc., 4.5%, 1/15/24                 26,342


   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                               Value
                                      Specialized REIT - (continued)
   150,000              BBB-/Baa3     Healthcare Realty Trust, Inc., 6.5%, 1/17/17                       $   168,648
    45,000              BBB-/Baa2     Hospitality Properties Trust, 5.0%, 8/15/22                             47,607
                                                                                                         -----------
                                                                                                         $   264,121
                                                                                                         -----------
                                      Total Real Estate                                                  $   612,138
                                                                                                         -----------
                                      Telecommunication Services - 1.6%
                                      Integrated Telecommunication Services - 0.9%
   100,000              NR/A2         GTP Acquisition Partners I LLC, 4.347%, 6/15/16 (144A)             $   103,424
    24,588              NR/NR         GTP Cellular Sites LLC, 3.721%, 3/15/17 (144A)                          25,755
   100,000              A-/A2         Ooredoo International Finance, Ltd., 3.375%, 10/14/16 (144A)           104,854
    90,000              BBB+/Baa1     Verizon Communications, Inc., 6.55%, 9/15/43                           113,260
                                                                                                         -----------
                                                                                                         $   347,293
                                                                                                         -----------
                                      Wireless Telecommunication Services - 0.7%
   180,000              NR/A2         Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                    $   198,824
    75,000              NR/NR         WCP Wireless Site Funding, 6.829%, 11/15/15 (144A)                      78,148
                                                                                                         -----------
                                                                                                         $   276,972
                                                                                                         -----------
                                      Total Telecommunication Services                                   $   624,265
                                                                                                         -----------
                                      Utilities - 4.5%
                                      Electric Utilities - 2.3%
    30,000              A-/A2         Commonwealth Edison Co., 6.15%, 9/15/17                            $    34,473
    67,103              BBB-/Baa3     Crockett Cogeneration LP, 5.869%, 3/30/25 (144A)                        72,339
   100,000              A+/Aa3        Electricite de France SA, 6.0%, 1/22/14 (144A)                         112,926
     6,105              B-/B1         FPL Energy National Wind Portfolio LLC, 6.125%, 3/25/19 (144A)           6,004
   200,000              BB+/Baa3      Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                     227,250
    24,899              NR/NR         Orcal Geothermal, Inc., 6.21%, 12/30/20 (144A)                          25,397
   100,000              BBB/Baa2      Public Service Co. of New Mexico, 7.95%, 5/15/18                       120,060
    75,000       6.25   BBB-/Baa1     Southern California Edison Co., Floating Rate Note (Perpetual)          81,375
   225,000              BBB+/A3       West Penn Power Co., 5.95%, 12/15/17 (144A)                            254,305
                                                                                                         -----------
                                                                                                         $   934,129
                                                                                                         -----------
                                      Gas Utilities - 0.6%
   233,089              A+/A1         Nakilat, Inc., 6.267%, 12/31/33 (144A)                             $   254,941
                                                                                                         -----------
                                      Multi-Utilities - 0.6%
   215,000              BBB+/A3       New York State Electric & Gas Corp., 6.15%, 12/15/17 (144A)        $   235,389
                                                                                                         -----------
                                      Independent Power Producers & Energy Traders - 1.0%
    82,915              BBB-/NR       Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                       $    91,969
   129,323              BBB-/Baa3     Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                       140,383
   140,457              BBB-/Baa3     Panoche Energy Center LLC, 6.885%, 7/31/29 (144A)                      156,791
                                                                                                         -----------
                                                                                                         $   389,143
                                                                                                         -----------
                                      Total Utilities                                                    $ 1,813,602
                                                                                                         -----------
                                      TOTAL CORPORATE BONDS
                                      (Cost $10,499,424)                                                 $11,658,353
                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                               Value
                                      U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 32.5%
 1,800,000              AAA/Aaa       Fannie Mae, 30YR Pool, 4.5%, TBA                                  $ 1,949,344
 2,800,000              AAA/Aaa       Fannie Mae, 30YR Pool 5.0%, TBA                                     3,109,306
   699,909              AAA/Aaa       Fannie Mae, 3.0%, 8/1/42-12/1/42                                      692,572
   492,916              NR/NR         Fannie Mae, 3.5%, 7/1/43-5/1/44                                       508,188
   769,951              AAA/Aaa       Fannie Mae, 4.0%, 12/1/40-12/1/43                                     818,458
   788,219              NR/NR         Fannie Mae, 4.5%, 4/1/41-12/1/43                                      855,890
   256,334              NR/NR         Fannie Mae, 5.0%, 7/1/19-7/1/40                                       283,703
    84,524              AAA/Aaa       Fannie Mae, 5.5%, 3/1/18-12/1/34                                       93,026
    90,458              AAA/Aaa       Fannie Mae, 5.9%, 7/1/28                                              103,438
   175,044              AA+/Aaa       Fannie Mae, 6.0%, 6/1/15-7/1/38                                       197,744
   103,310              AA+/Aaa       Fannie Mae, 6.5%, 1/1/15-7/1/34                                       116,623
    27,301              AA+/Aaa       Fannie Mae, 7.0%, 9/1/18-1/1/32                                        30,284
     2,762              AAA/Aaa       Fannie Mae, 7.5%, 2/1/31                                                3,294
    63,462              AAA/Aaa       Fannie Mae, 8.0%, 2/1/29-5/1/31                                        73,457
     3,714              AAA/Aaa       Fannie Mae, 9.5%, 2/1/21                                                3,773
    51,921              NR/NR         Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                        55,105
   149,609              NR/NR         Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                        158,709
    45,149              AA+/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 12/1/21-10/1/38                49,621
    32,721              AA+/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                         36,783
    73,762              AA+/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 10/1/32-12/1/36                83,703
    77,429              AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5%, 1/1/29-7/1/32                  87,383
    56,368              AAA/Aaa       Federal Home Loan Mortgage Corp., 7.0%, 8/1/22-10/1/46                 63,017
     2,197              AAA/Aaa       Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                          2,511
   248,698              NR/NR         Government National Mortgage Association I, 4.0%, 7/21/14-8/15/43     266,100
   120,128              AAA/Aaa       Government National Mortgage Association I, 4.5%,
                                      12/15/18-8/15/41                                                      127,948
    90,610              AAA/Aaa       Government National Mortgage Association I, 5.0%, 7/15/17-9/15/33      97,240
   147,914              AAA/Aaa       Government National Mortgage Association I, 5.5%,
                                      3/15/33-10/15/34                                                      166,533
    72,930              AAA/Aaa       Government National Mortgage Association I, 5.72%, 10/15/29            81,446
   385,788              AAA/Aaa       Government National Mortgage Association I, 6.0%, 5/15/17-8/15/34     437,239
   207,538              AAA/Aaa       Government National Mortgage Association I, 6.5%,
                                      4/15/17-12/15/32                                                      236,813
   158,015              AAA/Aaa       Government National Mortgage Association I, 7.0%, 1/15/26-5/15/32     175,253
     8,027              AAA/Aaa       Government National Mortgage Association I, 7.5%, 6/15/23-1/15/31       8,888
    30,748              AAA/Aaa       Government National Mortgage Association II, 4.5%, 9/20/41             33,638
    54,598              AA+/Aaa       Government National Mortgage Association II, 5.0%,
                                      11/20/19-1/20/20                                                       58,220
   114,221              AAA/Aaa       Government National Mortgage Association II, 5.9%, 2/20/28            127,428
    57,612              AAA/Aaa       Government National Mortgage Association II, 6.0%,
                                      6/20/16-11/20/33                                                       63,547
    17,372              AAA/Aaa       Government National Mortgage Association II, 6.5%,
                                      8/20/28-9/20/31                                                        20,181
    25,507              AA+/Aaa       Government National Mortgage Association II, 7.0%,
                                      5/20/26-1/20/31                                                        30,006
     1,374              AAA/Aaa       Government National Mortgage Association II, 7.5%, 8/20/27              1,652
       563              AAA/Aaa       Government National Mortgage Association II, 8.0%, 8/20/25                664

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                   Value
                                      U.S. GOVERNMENT AND AGENCY
                                      OBLIGATIONS - (continued)
   350,000              AA+/Aaa       U.S. Treasury Bonds, 4.375%, 5/15/41                                 $    420,766
   250,000              AA+/Aaa       U.S. Treasury Bonds, 4.5%, 2/15/36                                        303,633
   400,000              NR/Aaa        U.S. Treasury Notes, 0.75%, 2/28/18                                       393,719
   650,000              NR/Aaa        U.S. Treasury Notes, 2.0%, 2/15/23                                        631,110
                                                                                                           ------------
                                                                                                           $ 13,057,956
                                                                                                           ------------
                                      TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                      (Cost $12,683,903)                                                   $ 13,057,956
                                                                                                           ------------
                                      MUNICIPAL BONDS - 3.7%
                                      Municipal Airport - 0.2%
    75,000              BBB/Baa1      Indianapolis Airport Authority, 5.1%, 1/15/17                        $     82,663
                                                                                                           ------------
                                      Municipal Development - 0.4%
   135,000              BBB/Baa2      Selma Industrial Development Board, 5.8%, 5/1/34                     $    150,275
                                                                                                           ------------
                                      Municipal Education - 0.0%+
    10,000              AA+/Aaa       Amherst College, 3.794%, 11/1/42                                     $      9,132
                                                                                                           ------------
                                      Municipal General - 0.8%
    90,000              AA/A2         JobsOhio Beverage System, 3.985%, 1/1/29                             $     90,730
    25,000              AA/A2         JobsOhio Beverage System, 4.532%, 1/1/35                                   25,872
    75,000              A/A2          New Jersey Transportation Trust Fund Authority, 5.5%, 6/15/41              83,214
    25,000              AAA/Aa1       New York City Transitional Finance Authority Future Tax
                                      Secured Revenue, 5.0%, 11/1/33                                             28,431
    25,000              BBB/A3        Texas Municipal Gas Acquisition & Supply Corp. III, 5.0%, 12/15/30         26,686
    50,000              BBB/A3        Texas Municipal Gas Acquisition & Supply Corp. III, 5.0%, 12/15/31         53,078
                                                                                                           ------------
                                                                                                           $    308,011
                                                                                                           ------------
                                      Higher Municipal Education - 2.0%
    25,000              A+/NR         Baylor University, 4.313%, 3/1/42                                     $    24,254
    45,000              AAA/Aaa       California Educational Facilities Authority, 5.0%, 6/1/43                  57,214
    75,000              AAA/Aaa       Houston Higher Education Finance Corp., 5.0%, 5/15/40                      83,774
    70,000              AAA/Aaa       Massachusetts Development Finance Agency, 5.0%, 10/15/40                   79,869
    75,000              AAA/Aaa       Massachusetts Health & Educational Facilities Authority, 5.5%, 7/1/32      99,692
    60,000              AAA/Aaa       Massachusetts Health & Educational Facilities Authority, 6.0%, 7/1/36      70,862
    25,000              AAA/Aaa       Massachusetts Institute of Technology, 5.6%, 7/1/11                        31,372
    50,000              AA/Aa1        New York State Dormitory Authority Series A, 5.0%, 7/1/40                  56,549
    50,000              AAA/Aaa       Permanent University Fund, 5.0%, 7/1/30                                    59,883
   105,000              AAA/Aaa       President and Fellows of Harvard College, 6.3%, 10/1/37                   115,494
    50,000              A+/A1         The George Washington University, 1.827%, 9/15/17                          49,925
    15,000              AAA/Aaa       The University of Texas System, 5.0%, 8/15/43                              16,770
    50,000              AA/Aa2        University of California, 3.38%, 5/15/28                                   47,182
                                                                                                           ------------
                                                                                                            $   792,840
                                                                                                           ------------
                                      Municipal Medical - 0.1%
    50,000              AA-/A1        Massachusetts Development Finance Agency, 5.25%, 4/1/37               $    54,810
                                                                                                           ------------
                                      Municipal Pollution - 0.2%
    60,000              A-/Baa1       County of Sweetwater Wyoming, 5.6%, 12/1/35                           $    61,368
                                                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                 Value
                                      Municipal Transportation - 0.0%+
    10,000              AA-/Aa3       Port Authority of New York & New Jersey, 4.458%, 10/1/62            $    10,193
                                                                                                          -----------
                                      Municipal Obligation - 0.0%+
    10,000              AA+/Aa1       State of Washington, 3.0%, 7/1/28                                   $     9,975
                                                                                                          -----------
                                      TOTAL MUNICIPAL BONDS
                                      (Cost $1,365,465)                                                   $ 1,479,267
                                                                                                          -----------
                                      SENIOR FLOATING RATE LOAN INTERESTS - 5.3%**
                                      Energy - 0.3%
                                      Oil & Gas Refining & Marketing - 0.3%
   104,981       3.75   BB/Ba2        Pilot Travel Centers LLC, Refinancing Tranche B Term Loan, 3/30/18  $   105,307
                                                                                                          -----------
                                      Total Energy                                                        $   105,307
                                                                                                          -----------
                                      Capital Goods - 0.0%
                                      Trading Companies & Distributors - 0.0%
    13,730       3.75   BB/Ba3        WESCO Distribution, Inc., Tranche B-1 Loan, 12/12/19                $    13,760
                                                                                                          -----------
                                      Total Capital Goods                                                 $    13,760
                                                                                                          -----------
                                      Automobiles & Components - 1.3%
                                      Auto Parts & Equipment - 0.8%
   137,467       3.75   B+/Ba3        Allison Transmission, Inc., Term B-3 Loan, 8/23/19                  $   138,003
   201,968       3.75   BB/Ba2        Gates Investments LLC, Term B-2 Loan, 9/29/16                           202,423
                                                                                                          -----------
                                                                                                          $   340,426
                                                                                                          -----------
                                      Tires & Rubber - 0.5%
   205,000       4.75   BB/Ba1        The Goodyear Tire & Rubber Co., Term Loan (Second Lien), 3/27/19    $   206,536
                                                                                                          -----------
                                      Total Automobiles & Components                                      $   546,962
                                                                                                          -----------
                                      Consumer Services - 0.3%
                                      Restaurants - 0.3%
   112,988       3.75   BB/Ba3        Burger King Corp., Tranche B Term Loan (2012), 9/28/19              $   113,544
                                                                                                          -----------
                                      Total Consumer Services                                             $   113,544
                                                                                                          -----------
                                      Media - 0.9%
                                      Broadcasting - 0.4%
   138,026       4.00   B+/NR         Univision Communications, Inc., Replacement First-Lien
                                      Term Loan, 3/1/20                                                   $   138,091
                                                                                                          -----------
                                      Movies & Entertainment - 0.4%
    87,976       3.75   NR/Baa3       Cinedigm Digital Funding I LLC, Term Loan, 2/28/18                  $    88,141
    83,370       3.50   BB/Ba2        Live Nation Entertainment, Inc., Term B-1 Loan, 8/17/20                  83,492
                                                                                                          -----------
                                                                                                          $   171,633
                                                                                                          -----------
                                      Publishing - 0.1%
    46,909       4.75   B+/B2         Interactive Data, Corp., 1st Lien Term Loan B, 4/24/21              $    47,371
                                                                                                          -----------
                                      Total Media                                                         $   357,095
                                                                                                          -----------
                                      Household & Personal Products - 0.8%
                                      Personal Products - 0.8%
    96,143       4.75   B/B1          Federal Mogul Corp., 1st Lien Term Loan C, 4/15/21                  $    96,304
   215,357       3.50   BB-/Ba3       NBTY, Inc., Term B-2 Loan, 10/1/17                                      215,997
                                                                                                          -----------
                                                                                                          $   312,301
                                                                                                          -----------
                                      Total Household & Personal Products                                 $   312,301
                                                                                                          -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                 Value
                                      Health Care Equipment & Services - 1.1%
                                      Health Care Facilities - 0.5%
    30,721       2.98   BB/Ba3        HCA, Inc., Tranche B-4 Term Loan, 5/1/18                            $    30,797
    73,674       2.90   BB/Ba3        HCA, Inc., Tranche B-5 Term Loan, 3/31/17                                73,931
    85,937       2.40   BB+/Ba2       Universal Health Services, Inc., Tranche B-1 Term Loan, 11/15/16         86,349
                                                                                                          -----------
                                                                                                          $   191,077
                                                                                                          -----------
                                      Health Care Technology - 0.6%
   240,051       3.50   BB-/Ba3       IMS Health, Inc., Term B Dollar Loan, 3/17/21                       $   238,971
                                                                                                          -----------
                                      Total Health Care Equipment & Services                              $   430,048
                                                                                                          -----------
                                      Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
                                      Life Sciences Tools & Services - 0.1%
    62,055       4.50   BB-/Ba3       Catalent Pharma Solutions, Inc., 1st Lien Term Loan B, 5/8/21       $    62,501
                                                                                                          -----------
                                      Total Pharmaceuticals, Biotechnology & Life Sciences                $    62,501
                                                                                                          -----------
                                      Diversified Financials - 0.2%
                                      Investment Banking & Brokerage - 0.2%
    97,763       3.25   BB-/Ba2       LPL Holdings, Inc., 2013 Incremental Tranche B Term Loan, 3/29/19   $    97,762
                                                                                                          -----------
                                      Total Diversified Financials                                        $    97,762
                                                                                                          -----------
                                      Software & Services - 0.3%
                                      IT Consulting & Other Services - 0.2%
    58,387       3.90   BB/Ba3        SunGard Data Systems, Inc., Tranche C Term Loan, 2/28/17            $    58,594
                                                                                                          -----------
                                      Data Processing & Outsourced Services - 0.1%
    44,590       4.15   B+/B1         First Data Corp., 2018 Dollar Term Loan, 3/23/18                    $    44,738
     3,383       4.24   B/B1          First Data Corp., 2021 New Dollar Term Loan, 3/24/21                      3,395
                                                                                                          -----------
                                                                                                          $    48,133
                                                                                                          -----------
                                      Total Software & Services                                           $   106,727
                                                                                                          -----------
                                      TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                      (Cost $2,087,984)                                                   $ 2,146,007
                                                                                                          -----------

    Shares
                                      RIGHT / WARRANT - 0.0%+
                                      Automobiles & Components - 0.0%+
                                      Auto Parts & Equipment - 0.0%+
        37                            Lear Corp., 11/9/14                                                 $     6,557
                                                                                                          -----------
                                      TOTAL RIGHT / WARRANT
                                      (Cost $1,998)                                                       $     6,557
                                                                                                          -----------
                                      TOTAL INVESTMENT IN SECURITIES - 92.4%
                                      (Cost $35,248,811) (a)                                              $37,136,582
                                                                                                          -----------
                                      OTHER ASSETS & LIABILITIES - 7.6%                                   $ 3,044,290
                                                                                                          -----------
                                      TOTAL NET ASSETS - 100.0%                                           $40,180,872
                                                                                                          ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

TBA         To-be announced.

+           Amount rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

(Perpetual) Security with no stated maturity date.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2014, the value of these securities amounted to $7,097,443 or 17.7% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At June 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $35,308,400 was as follows:

             Aggregate gross unrealized appreciation for all investments in which there is an
                excess of value over tax cost                                                   $2,018,821

             Aggregate gross unrealized depreciation for all investments in which there is an
                excess of tax cost over value                                                     (190,639)
                                                                                                ----------
             Net unrealized appreciation                                                        $1,828,182
                                                                                                ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2014 were as follows:

                                                     Purchases             Sales
Long-Term U.S. Government Securities               $13,059,432        $4,027,881
Other Long-Term Securities                         $ 2,361,239        $7,417,453

CREDIT DEFAULT SWAP AGREEMENTS - BUY PROTECTION

                                                                                                                 Net Unrealized
Notional                                                                          Expiration          Premiums     Appreciation
Principal ($)   Counterparty                Obligation Entity/Index    Coupon     Date          Received (Paid)   (Depreciation)
  (198,000)     JP Morgan Securities LLC    MARKIT CME North America
                                            High Yield                  5.00%     6/20/19             $(15,159)         $(2,363)
                                                                                                      --------          -------
                                                                                                      $(15,159)         $(2,363)
                                                                                                      ========          =======

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of June 30, 2014, in valuing the Portfolio's investments:

                                                Level 1      Level 2      Level 3      Total
Convertible Corporate Bond                    $        --  $   217,547  $       --  $   217,547
Preferred Stocks
  Banks
     Regional Banks                                28,119      104,094          --      132,213
  Insurance
     Reinsurance                                       --           --      72,889       72,889
  All Other Preferred Stocks                      592,738           --          --      592,738
Convertible Preferred Stock                       188,170           --          --      188,170
Asset Backed Securities                                --    1,975,628          --    1,975,628
Collateralized Mortgage Obligations                    --    5,609,257          --    5,609,257
Corporate Bonds                                        --   11,658,353          --   11,658,353
U.S. Government Agency Obligations                     --   13,057,956          --   13,057,956
Municipal Bonds                                        --    1,479,267          --    1,479,267
Senior Floating Rate Loan Interests                    --    2,146,007          --    2,146,007
Right/Warrant                                       6,557           --          --        6,557
                                              -----------  -----------  ----------  -----------
Total                                         $   815,584  $36,248,109  $   72,889  $37,136,582
                                              -----------  -----------  ----------  -----------

During the six months ended June 30, 2014, there were no transfers between Levels 1, 2 and 3.

Other Financial Instruments
Unrealized appreciation on futures contracts  $    18,328  $        --  $       --  $    18,328
Unrealized depreciation on swap contracts             --       (2,363)         --       (2,363)
                                              -----------  -----------  ----------  -----------
Total Other Financial Instruments             $    18,328  $    (2,363) $       --  $    15,965
                                              -----------  -----------  ----------  -----------

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

                                                                      Preferred
                                                                       Stocks
Balance as of 12/31/13                                                $111,878
Realized gain (loss)(1)                                                  2,546
Change in unrealized appreciation (depreciation)(2)                       (755)
Purchases                                                               19,930
Sales                                                                  (60,710)
Transfers in to Level 3*                                                    --
Transfers out of Level 3*                                                   --
                                                                      --------
Balance as of 6/30/14                                                 $ 72,889
                                                                      --------

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended June 30, 2014, there were no transfers between Levels 1, 2 and 3.

    Net change in unrealized appreciation (depreciation) of investments still held as of 6/30/14    $(755)
                                                                                                    -----

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months
                                                             Ended
                                                            6/30/14    Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                          (unaudited)   12/31/13    12/31/12    12/31/11    12/31/10    12/31/09
Class I
Net asset value, beginning of period                       $ 11.01     $ 11.49     $ 11.89     $ 11.84      $ 11.39     $ 10.24
                                                           -------     -------     -------     -------      -------     -------
Net increase (decrease) from investment operations:
   Net investment income                                   $  0.21     $  0.46     $  0.50     $  0.61      $  0.57     $  0.60
   Net realized and unrealized gain (loss) on investments     0.29       (0.34)       0.49        0.03         0.46        1.15
                                                           -------     -------     -------     -------      -------     -------
      Net increase (decrease) from investment operations   $  0.50     $  0.12     $  0.99     $  0.64      $  1.03     $  1.75
Distributions to shareowners:
   Net investment income                                   $ (0.20)    $ (0.48)    $ (0.55)    $ (0.59)     $ (0.58)    $ (0.60)
   Net realized gain                                         (0.06)      (0.12)      (0.84)         --           --          --
                                                           -------     -------     -------     -------      -------     -------
Total distributions                                        $ (0.26)    $ (0.60)    $ (1.39)    $ (0.59)     $ (0.58)    $ (0.60)
                                                           -------     -------     -------     -------      -------     -------
Net increase (decrease) in net asset value                 $  0.24     $ (0.48)    $ (0.40)    $  0.05      $  0.45     $  1.15
                                                           -------     -------     -------     -------      -------     -------
Net asset value, end of period                             $ 11.25     $ 11.01     $ 11.49     $ 11.89      $ 11.84     $ 11.39
                                                           =======     =======     =======     =======      =======     =======
Total return*                                                 4.59%       1.02%       8.75%       5.53%        9.21%      17.58%
Ratio of net expenses to average net assets                   0.62%**     0.62%       0.62%       0.62%        0.62%       0.62%
Ratio of net investment income to average net assets          3.69%**     4.07%       4.29%       5.12%        4.83%       5.53%
Portfolio turnover rate                                         65%**       33%         26%         38%          51%         42%
Net assets, end of period (in thousands)                   $25,813     $26,689     $32,367     $33,151      $39,247     $40,031
Ratios with no waiver of fees by the Adviser:
   Total expenses                                             1.06%**     1.08%       1.07%       0.86%        0.74%       0.76%
   Net investment income                                      3.25%**     3.61%       3.83%       4.88%        4.71%       5.39%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended
                                                             6/30/14    Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                                           (unaudited)   12/31/13     12/31/12    12/31/11    12/31/10    12/31/09
Class II
Net asset value, beginning of period                        $ 11.03      $ 11.50      $ 11.90     $ 11.84     $ 11.39     $ 10.24
                                                            -------      -------      -------     -------     -------     -------
Net increase (decrease) from investment operations:
    Net investment income                                   $  0.17      $  0.41      $  0.45     $  0.58     $  0.54     $  0.57
    Net realized and unrealized gain (loss) on investments     0.33        (0.31)        0.50        0.05        0.46        1.16
                                                            -------      -------      -------     -------     -------     -------
       Net increase (decrease) from investment operations   $  0.50      $  0.10      $  0.95     $  0.63     $  1.00     $  1.73
Distributions to shareowners:
    Net investment income                                   $ (0.19)     $ (0.45)     $ (0.51)    $ (0.57)    $ (0.55)    $ (0.58)
    Net realized gain                                         (0.06)       (0.12)       (0.84)         --          --          --
                                                            -------      -------      -------     -------     -------     -------
Total distributions                                         $ (0.25)     $ (0.57)     $ (1.35)    $ (0.57)    $ (0.55)    $ (0.58)
                                                            -------      -------      -------     -------     -------     -------
Net increase (decrease) in net asset value                  $  0.25      $ (0.47)     $ (0.40)    $  0.06     $  0.45     $  1.15
                                                            -------      -------      -------     -------     -------     -------
Net asset value, end of period                              $ 11.28      $ 11.03      $ 11.50     $ 11.90     $ 11.84     $ 11.39
                                                            =======      =======      =======     =======     =======     =======
Total return*                                                  4.55%        0.83%        8.43%       5.37%       8.94%      17.29%
Ratio of net expenses to average net assets                    0.88%**      0.90%        0.91%       0.87%       0.87%       0.87%
Ratio of net investment income to average net assets           3.37%**      3.69%        3.99%       4.63%       4.57%       5.27%
Portfolio turnover rate                                          65%**        33%          26%         38%         51%         42%
Net assets, end of period (in thousands)                    $14,368      $ 8,313      $ 5,027     $ 4,281     $35,854     $32,021
Ratios with no waiver of fees by the Adviser:
    Total expenses                                             1.31%**      1.36%       1.36%        1.04%       0.99%       1.01%
    Net investment income                                      2.93%**      3.23%       3.54%        4.46%       4.45%       5.13%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $35,248,811)                      $37,136,582
  Cash                                                               7,676,058
  Futures Collateral                                                    38,035
  Receivables --
     Investment securities sold                                        209,381
     Portfolio shares sold                                             238,868
     Interest                                                          233,137
     Dividends                                                           4,615
  Net unrealized appreciation on futures contracts                      18,328
  Due from Pioneer Investment Management, Inc.                          18,563
  Other assets                                                          14,173
                                                                   -----------
        Total assets                                               $45,587,740
                                                                   -----------
LIABILITIES:
  Payables --
     Investment securities purchased                               $ 5,324,355
     Portfolio shares repurchased                                        2,370
     Trustee fees                                                          105
     Variation margin                                                      344
  Swap contracts, premiums paid                                         15,159
  Unrealized depreciation on swap contracts                              2,363
  Due to affiliates                                                     15,747
  Accrued expenses                                                      46,425
                                                                   -----------
        Total liabilities                                          $ 5,406,868
                                                                   -----------
NET ASSETS:
  Paid-in capital                                                  $37,798,261
  Undistributed net investment income                                  150,689
  Accumulated net realized gain on investments, futures contracts
     and swap contracts                                                328,186
  Net unrealized appreciation on investments                         1,887,771
  Net unrealized depreciation on swap contracts                         (2,363)
  Net unrealized appreciation on futures contracts                      18,328
                                                                   -----------
        Total net assets                                           $40,180,872
                                                                   ===========

NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $25,812,821/2,293,736 shares)                  $     11.25
                                                                   ===========
  Class II (based on $14,368,051/1,274,247 shares)                 $     11.28
                                                                   ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/14

INVESTMENT INCOME:
  Interest                                                                               $ 760,594
  Dividends                                                                                 28,460
                                                                                         ---------
        Total investment income                                                                      $  789,054
                                                                                                     ----------
EXPENSES:
  Management fees                                                                        $  92,025
  Transfer agent fees
     Class I                                                                                   750
     Class II                                                                                  750
  Distribution fees
     Class II                                                                               13,770
  Administrative reimbursement                                                              14,610
  Custodian fees                                                                            24,332
  Professional fees                                                                         24,058
  Printing expense                                                                           6,846
  Fees and expenses of nonaffiliated Trustees                                                3,415
  Miscellaneous                                                                             27,508
                                                                                         ---------
     Total expenses                                                                                  $  208,064
        Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                 (80,165)
                                                                                                     ----------
        Net expenses                                                                                 $  127,899
                                                                                                     ----------
           Net investment income                                                                     $  661,155
                                                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
     Investments                                                                         $ 363,437
     Swap contracts                                                                         (4,039)
     Futures contracts                                                                        (470)  $  358,928
                                                                                         ---------   ----------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                                         $ 632,054
     Swap contracts                                                                         (2,363)
     Futures contracts                                                                     (11,797)  $  617,894
                                                                                         ---------   ----------
  Net gain on investments and futures contracts                                                      $  976,822
                                                                                                     ----------
  Net increase in net assets resulting from operations                                               $1,637,977
                                                                                                     ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     Six Months
                                                                                        Ended
                                                                                       6/30/14      Year Ended
                                                                                     (unaudited)     12/31/13
FROM OPERATIONS:
Net investment income                                                                $   661,155   $  1,472,058
Net realized gain on investments, swap contracts and futures contracts                   358,928        230,795
Change in net unrealized appreciation (depreciation) on investments, swap contracts
  and futures contracts                                                                  617,894     (1,386,224)
                                                                                     -----------   ------------
     Net increase in net assets resulting from operations                            $ 1,637,977   $    316,629
                                                                                     -----------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class I ($0.20 and $0.48 per share, respectively)                               $  (468,473)  $ (1,262,611)
     Class II ($0.19 and $0.45 per share, respectively)                                 (182,658)      (278,010)
Net realized gains:
     Class I ($0.06 and $0.12 per share, respectively)                               $  (137,932)  $   (305,519)
     Class II ($0.06 and $0.12 per share, respectively)                                  (73,598)       (72,156)
                                                                                     -----------   ------------
     Total distributions to shareowners                                              $  (862,661)  $ (1,918,296)
                                                                                     -----------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                     $ 7,820,251   $ 10,086,139
Reinvestment of distributions                                                            862,661      1,918,296
Cost of shares repurchased                                                            (4,278,425)   (12,795,516)
                                                                                     -----------   ------------
     Net increase (decrease) in net assets resulting from
        Portfolio share transactions                                                 $ 4,404,487   $   (791,081)
                                                                                     -----------   ------------
     Net increase (decrease) in net assets                                           $ 5,179,803   $ (2,392,748)
NET ASSETS:
Beginning of period                                                                  $35,001,069   $ 37,393,817
                                                                                     -----------   ------------
End of period                                                                        $40,180,872   $ 35,001,069
                                                                                     ===========   ============
Undistributed net investment income                                                  $   150,689   $    140,665
                                                                                     ===========   ============

                                '14 Shares   '14 Amount
                                (unaudited)  (unaudited)     '13 Shares   '13 Amount
CLASS I
Shares sold                       92,250     $  1,054,217     174,770     $  1,973,821
Reinvestment of distributions     54,114          606,405     140,062        1,568,130
Less shares repurchased         (277,130)      (3,099,552)   (706,627)      (7,946,771)
                                --------     ------------    --------     ------------
      Net decrease              (130,766)    $ (1,438,930)   (391,795)    $ (4,404,820)
                                ========     ============    ========     ============
CLASS II
Shares sold                      603,079     $  6,766,034     716,983     $  8,112,318
Reinvestment of distributions     22,802          256,256      31,933          350,166
Less shares repurchased         (105,213)      (1,178,873)   (432,363)      (4,848,745)
                                --------     ------------    --------     ------------
      Net increase               520,668     $  5,843,417     316,553     $  3,613,739
                                ========     ============    ========     ============

The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Bond VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Portfolio.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Class II shares commenced operations on November 9, 2007. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

    At June 30, 2014, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2013 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2013, were as follows:

--------------------------------------------------------------------------------
                                                                         2013
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                       $1,677,688
Long-term capital gain                                                   240,608
                                                                      ----------
  Total distributions                                                  1,918,296
                                                                      ==========
Distributable Earnings:
Undistributed ordinary income                                            220,159
Undistributed long-term gain                                             191,008
Net unrealized appreciation                                            1,196,128
                                                                      ----------
  Total                                                               $1,607,295
                                                                      ==========

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to the tax treatment of premium and amortization, the mark-to-market of futures contracts and catastrophe bonds and interest accruals on preferred stock.

C.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $85,277 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2014. Distribution fees for Class II shares are calculated based on the

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

    The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D.  Risks

    At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

E.  Futures Contracts

    The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. The amount of cash deposited with a broker as collateral at June 30, 2014 was $38,035. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended June 30, 2014 was $7,709,491.

    At June 30, 2014, open futures contracts were as follows:

------------------------------------------------------------------------------------------------------------------------
                                            Number of                                                      Unrealized
                                            Contracts          Settlement                                 Appreciation
Type                                        Long/(Short)          Month                 Value             (Depreciation)
------------------------------------------------------------------------------------------------------------------------
U.S. 10 Year Note (CBT)                           1                9/14             $   125,172              $  (687)
U.S. Ultra Bond (CBT)                             9                9/14               1,349,438               (8,930)
U.S. 5 Year Note (CBT)                          (46)               9/14              (5,495,203)              20,125
U.S. Long Bond Note (CBT)                       (11)               9/14              (1,509,063)               7,820
------------------------------------------------------------------------------------------------------------------------
                                                                                    $(5,529,656)             $18,328
------------------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

    When the Portfolio enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

    Open credit default swap contracts at June 30, 2014 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended June 30, 2014 was $122,808.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Fees waived and expenses reimbursed during the six months ended June 30, 2014, are reflected on the Statement of Operations. This expense limitation is in effect through May 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $15,108 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2014.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $250 in transfer agent fees payable to PIMSS at June 30, 2014.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $389 in distribution fees payable to PFD at June 30, 2014.

5. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of June 30, 2014.

--------------------------------------------------------------------------------------------------------------------------
Assets:
                                                                 Net            Gross Amounts
                                                              Amounts of      Not Offset in the
                                              Gross            Assets            Statement of
                                             Amounts         Presented       Assets and Liabilities
                        Gross             Offset in the        in the        ----------------------
                      Amounts of          Statement of      Statement of                       Cash
                      Recognized           Assets and        Assets and       Financial     Collateral
Description             Assets             Liabilities       Liabilities     Instruments     Received          Net Amount
--------------------------------------------------------------------------------------------------------------------------
Futures Contracts      $27,945              $ (9,617)         $       --        $    --        $    --           $18,328
Swap contracts              --                    --                  --             --             --                --
--------------------------------------------------------------------------------------------------------------------------
                       $27,945              $ (9,617)         $       --        $    --        $    --           $18,328
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Liabilities:
                                                                 Net                    Gross Amounts
                                                              Amounts of              Not Offset in the
                                             Gross              Assets                  Statement of
                                            Amounts          Presented             Assets and Liabilities
                         Gross            Offset in the         in the         ----------------------------
                      Amounts of          Statement of       Statement of                     Cash
                      Recognized           Assets and         Assets and      Financial     Collateral
Description           Liabilities         Liabilities       Liabilities     Instruments     Received           Net Amount
---------------------------------------------------------------------------------------------------------------------------
Futures Contracts       $ 9,617             $ (9,617)         $       --      $     --       $     --            $    --
Swap contracts            2,363                   --                  --            --             --              2,363
---------------------------------------------------------------------------------------------------------------------------
                        $11,980             $ (9,617)         $       --      $     --       $     --            $ 2,363
---------------------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of June 30, 2014 were as follows:

----------------------------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                             Asset Derivatives 2014                         Liabilities Derivatives 2014
Hedging Instruments                    -----------------------------------              ------------------------------------
Under Accounting                         Statement of Assets                             Statement of Assets
Standards Codification                      and Liabilities                                 and Liabilities
(ASC) 815 Location                             Location             Value                      Location              Value
----------------------------------------------------------------------------------------------------------------------------
Futures contracts*                     Net unrealized appreciation  $18,328             Net unrealized depreciation  $   --
                                          on futures contracts                             on futures contracts

Swap contracts                         Net unrealized appreciation       --             Net unrealized depreciation   2,363
                                          on swap contracts                                on swap contracts
----------------------------------------------------------------------------------------------------------------------------
  Total                                                             $18,328                                          $2,363
----------------------------------------------------------------------------------------------------------------------------

* Reflects the unrealized appreciation (depreciation) on futures contracts (see Note 1E). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2014 was as follows:

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Change in
                                                                                                                 Unrealized
                                                                                          Realized Gain        Appreciation or
Derivatives Not Accounted for                                                              or (Loss) on        (Depreciation)
as Hedging Instruments Under              Location of Gain or (Loss)                       Derivatives         on Derivatives
Accounting Standards                     on Derivatives Recognized                         Recognized          Recognized in
Codification (ASC) 815                             in Income                                in Income             Income
------------------------------------------------------------------------------------------------------------------------------
Futures contracts                      Net realized gain (loss) on futures contracts          $  (470)

Futures contracts                      Change in unrealized appreciation
                                       (depreciation) on futures contracts                                         $(11,797)

Swap Contracts                         Net realized gain (loss) on swap contracts             $(4,039)

Swap Contracts                         Change in unrealized appreciation
                                       (depreciation) on swap contracts                                            $ (2,363)
------------------------------------------------------------------------------------------------------------------------------

7. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Portfolio, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Portfolio's independent registered public accounting firm for the fiscal year ending December 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Portfolio's independent registered public accounting firm, effective upon completion of the audit of the Portfolio's financial statements for the fiscal year ended December 31, 2013.

During the periods that Ernst & Young LLP served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, Ernst & Young LLP's reports on the financial statements of the Portfolio have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

8. Subsequent Event

As of July 1, 2014, Pioneer's management fees have been reduced to 0.40% of the Portfolio's average daily net assets. Prior to July 1, 2014, Pioneer's management fees were calculated daily at the rate of 0.50% of the Portfolio's average daily net assets.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                       Trustees
Daniel K. Kingsbury, President*                Thomas J. Perna, Chairman
Mark D. Goodwin, Executive Vice President      David R. Bock
Mark E. Bradley, Treasurer**                   Benjamin M. Friedman
Christopher J. Kelley, Secretary               Margaret B.W. Graham
                                               Daniel K. Kingsbury*
                                               Marguerite A. Piret
                                               Kenneth J. Taubes
                                               Stephen K. West***


Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*   Chief Executive Officer of the Portfolios. Resigned effective August 8,
    2014.

**  Chief Financial and Accounting Officer of the Portfolios.

*** Retired effective July 15, 2014.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19617-08-0814

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                      Pioneer Disciplined Value VCT Portfolio -- Class II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2014

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Disciplined Value VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     7

  Financial Statements                                                       10

  Notes to Financial Statements                                              14

  Trustees, Officers and Service Providers                                   17

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/14
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                        94.4%
International Common Stocks                                                5.6%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                25.1%
Health Care                                                               18.7%
Energy                                                                    17.3%
Industrials                                                               15.0%
Consumer Staples                                                           8.0%
Information Technology                                                     7.5%
Consumer Discretionary                                                     4.3%
Materials                                                                  2.6%
Utilities                                                                  1.5%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
1. Johnson & Johnson, Inc.                                                3.52%
-------------------------------------------------------------------------------
2. Merck & Co., Inc.                                                      3.17
-------------------------------------------------------------------------------
3. Apache Corp.                                                           3.14
-------------------------------------------------------------------------------
4. Eaton Corp., Plc                                                       3.11
-------------------------------------------------------------------------------
5. Occidental Petroleum Corp.                                             3.05
-------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/14
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                         6/30/14               12/31/13
      Class II                                     $13.52                 $14.29

                                  Net
Distributions per Share           Investment     Short-Term        Long-Term
(1/1/14 - 6/30/14)                Income         Capital Gains     Capital Gains
      Class II                    $0.1615        $0.4197           $0.9840

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class II shares of Pioneer Disciplined Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                           Pioneer Disciplined Value       Russell 1000
                           VCT Portfolio, Class II         Value Index
3/31/2005                  $10,000                         $10,000
6/30/2005                  $10,131                         $10,167
6/30/2006                  $11,702                         $11,398
6/30/2007                  $13,740                         $13,890
6/30/2008                  $12,395                         $11,281
6/30/2009                  $ 9,047                         $ 8,006
6/30/2010                  $ 9,865                         $ 9,361
6/30/2011                  $12,270                         $12,070
6/30/2012                  $11,961                         $12,433
6/30/2013                  $14,121                         $15,581
6/30/2014                  $16,998                         $19,291

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. Value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2014)

--------------------------------------------------------------------------------
                                                                    Russell 1000
                                                Class II             Value Index
--------------------------------------------------------------------------------
Life-of-Class
(3/18/05)                                          5.81%               7.23%
5 Years                                           13.44%              19.23%
1 Year                                            20.37%              23.81%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value VCT Portfolio

Based on actual returns from January 1, 2014, through June 30, 2014.

Share Class                                                      II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/14                             $1,000.00
Ending Account Value on 6/30/14                               $1,055.50
Expenses Paid During Period*                                  $    5.10

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2014, through June 30, 2014.

Share Class                                                      II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/14                             $1,000.00
Ending Account Value on 6/30/14                               $1,019.84
Expenses Paid During Period*                                  $    5.01

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/14
--------------------------------------------------------------------------------

A Word About Risk:

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, John Peckham, CFA, Co-Head of Equity Research, U.S., at Pioneer, Ashesh (Ace) Savla, senior quantitative research analyst at Pioneer, and Brian Popiel, fundamental research analyst at Pioneer, discuss the market environment for stocks during the six-month period ended June 30, 2014, and the performance of Pioneer Disciplined Value VCT Portfolio in that environment. Mr. Peckham, Mr. Savla, and Mr. Popiel are responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the six-month period ended June 30, 2014?

A: Pioneer Disciplined Value VCT Portfolio's Class II shares returned 5.55% at net asset value during the six-month period ended June 30, 2014, while the Portfolio's benchmark, the Russell 1000 Value Index, returned 8.28%. During the same period, the average return of the 131 variable portfolios in Lipper's Large Cap Value Underlying Funds category was 7.08%.

Q: How would you describe the investment environment within the equity markets during the six-month period ended June 30, 2014?

A: As the new year of 2014 began, the U.S. stock market as measured by the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index), paused after its strong advance in 2013, treaded water for a couple of weeks, and then took a sharp plunge into early February. After that, though, the market staged a strong recovery. By the end of the period, the Russell Index showed a gain for the full six months. So, while volatile, the market was positive during the period, and patient investors were able to reap rewards. Value stocks, as measured by the Russell Index (+8.28%), on balance outperformed growth stocks, as measured by Russell 1000 Growth Index (+6.31%), but bookend to bookend, the period was a good one for most stocks.

Q: What were the main reasons for the Portfolio's underperformance of its benchmark, the Russell Index, during the six-month period ended
    June 30, 2014?

A: Stock selection in the financials sector was, by far, the primary reason for the Portfolio's benchmark-relative underperformance during the six-month period. Stock selection in information technology also detracted from relative returns, as did a Portfolio underweight in utilities, a sector that returned more than 18% during the period, making it the top-performing sector in the Russell Index. With interest rates remaining at very low levels, good returns on bond investments have become a little hard to come by; as a result, utilities stocks, which are sometimes viewed as an equity "proxy" for bonds, rallied during the six-month period.

    In financials, the Portfolio's results were dragged down by holdings of Bank of America and Citigroup, and by not owning Wells Fargo, which performed well during the period. Bank of America's performance was hurt after the company disclosed a calculation error which necessitated the resubmission of its capital plan for the Federal Reserve's (the Fed's) Comprehensive Capital Analysis and Review (CCAR)--an element of Fed's "stress test" requirements for domestic banks. Citigroup also had CCAR issues during the period as the company's capital plan was rejected by the Fed, which stated that Citigroup had not done enough to improve certain areas of its operations that the Fed had previously called into question. Large money center banks, in general,

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

    experienced a rough six-month period as trading died down and year-over-year comparisons were disappointing. With that said, we still hold Citigroup and Bank of America in the Portfolio. The companies continue to generate capital and we believe they will eventually return some of that capital to shareholders once the CCAR issues have been resolved. The Portfolio also was underweight in real estate investment trusts (REITs), a sub-sector within financials that experienced strong performance due to the continued low-interest-rate environment. The underweight in REITs hurt the Portfolio's relative returns.

    In information technology, the Portfolio's position in Yahoo! detracted from performance as the company struggled during the period. Also in information technology, not owning Intel, which announced strong earnings during the period, detracted from the Portfolio's benchmark-relative returns.

Q: Which of your investment strategies or individual investments aided the Portfolio's benchmark-relative returns during the six-month period ended June 30, 2014?

A: Stock selection in the energy sector was the biggest contributor to the Portfolio's relative performance during the period. The Portfolio position in the sector that contributed the most to returns was Halliburton, which has been a successful value play on the North American shale energy boom. Energy stocks in general performed well during the period, especially in the exploration and production area, where patient investors in value stocks have been rewarded by a solid turnaround in those companies' fortunes.

    The Portfolio's holdings in the industrials sector also fared well during the period, with a position in American Airlines Group leading the way. American Airlines Group was created out of a merger between AMR, American's former corporate entity, and US Airways. Airlines in general are a focus in the Portfolio right now, as the industry's dynamics have improved a great deal in the wake of many high-profile consolidations in recent years, such as the AMR/US Airways merger and the United/Continental union (United Continental, too, is a Portfolio holding).

    One other strong individual performer for the Portfolio during the period was a position in chemicals firm LyondellBasell Industries (materials sector), which continues to benefit from low North American natural gas prices.

    With regard to asset allocation, a Portfolio overweight to health care aided relative returns as the sector returned nearly 12% during the period, making it the third-best performer in the Russell Index.

Q:  What is your outlook heading into the second half of 2014?

A: We think U.S. economic growth should remain stable for the rest of 2014, perhaps coming in a little better than 2013's final numbers. There should be less of a drag on growth from the government sector as compared with 2013, which featured the negative impact of continued spending constraints, including the sequester, and there were significant tax increases that may have had an effect on consumer spending.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/14                              (continued)
--------------------------------------------------------------------------------

    The Fed's tapering of its quantitative easing program, which is slated to end by the end of this year, may result in some additional volatility in the equity markets; however, we expect financial conditions to remain benign, as there does not appear to be significant enough inflationary pressure to cause the Fed to further tighten monetary policy this year.

    There certainly are risks to our outlook, especially with regard to emerging markets such as China and Russia. Economic growth in China has been slowing as the government tries to curtail credit growth, which had been exceptionally strong in recent years. Russia's continuing conflict with the Ukraine also presents risks to global stability, as tougher economic sanctions could have a detrimental effect on growth. Recent developments in the Middle East, particularly Iraq, could also adversely affect the financial markets, either directly through the price of oil, or indirectly in terms of risk premiums associated with various asset classes. Assuming the situation in the emerging markets does not get worse, however, we are optimistic about the prospects for U.S. equities for the remainder of the year.

    Valuations remain reasonable in most areas of the equity market, particularly when compared with other asset classes. In addition, corporate balance sheets and cash flows are strong, which may lead to increased merger-and-acquisition activity, share repurchases and dividend* increases.

    *Dividends are not guaranteed.

    Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

    Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

    Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

        Shares                                                             Value
                 COMMON STOCKS - 99.3%
                 Energy - 17.2%
                 Oil & Gas Equipment &
                 Services - 2.2%
        74,190   Halliburton Co.                                    $  5,268,232
                                                                    ------------
                 Integrated Oil & Gas - 4.5%
        35,947   Hess Corp.                                         $  3,554,799
        70,096   Occidental Petroleum Corp.                            7,193,952
                                                                    ------------
                                                                    $ 10,748,751
                                                                    ------------
                 Oil & Gas Exploration &
                 Production - 10.5%
        73,691   Apache Corp.                                       $  7,414,788
        70,132   Cabot Oil & Gas Corp.                                 2,394,306
        76,892   ConocoPhillips                                        6,591,951
        26,026   EOG Resources, Inc.                                   3,041,398
       137,926   Marathon Oil Corp.                                    5,506,006
                                                                    ------------
                                                                    $ 24,948,449
                                                                    ------------
                 Total Energy                                       $ 40,965,432
                                                                    ------------
                 Materials - 2.6%
                 Commodity Chemicals - 2.6%
        64,351   LyondellBasell Industries NV                       $  6,283,875
                                                                    ------------
                 Total Materials                                    $  6,283,875
                                                                    ------------
                 Capital Goods - 9.9%
                 Aerospace & Defense - 2.5%
        62,564   Honeywell International, Inc.                      $  5,815,324
                                                                    ------------
                 Electrical Components &
                 Equipment - 3.1%
        95,033   Eaton Corp. Plc                                    $  7,334,647
                                                                    ------------
                 Construction & Farm
                 Machinery & Heavy
                 Trucks - 1.5%
        23,032   Cummins, Inc.                                      $  3,553,607
                                                                    ------------
                 Industrial Machinery - 2.8%
       108,211   Ingersoll-Rand Plc                                 $  6,764,270
                                                                    ------------
                 Total Capital Goods                                $ 23,467,848
                                                                    ------------
                 Transportation - 5.0%
                 Airlines - 5.0%
       165,888   American Airlines Group, Inc.                      $  7,126,548
       118,125   United Continental Holdings, Inc.*                    4,851,394
                                                                    ------------
                                                                    $ 11,977,942
                                                                    ------------
                 Total Transportation                               $ 11,977,942
                                                                    ------------
                 Automobiles &
                 Components - 2.2%
                 Automobile
                 Manufacturers - 2.2%
       301,741   Ford Motor Co.                                     $  5,202,015
                                                                    ------------
                 Total Automobiles
                 & Components                                       $  5,202,015
                                                                    ------------
                 Consumer Durables &
                 Apparel - 2.1%
                 Household Appliances - 1.1%
        18,325   Whirlpool Corp.                                    $  2,551,206
                                                                    ------------
                 Apparel, Accessories &
                 Luxury Goods - 1.0%
        21,360   PVH Corp.                                          $  2,490,576
                                                                    ------------
                 Total Consumer Durables
                 & Apparel                                          $  5,041,782
                                                                    ------------
                 Food & Staples Retailing - 2.0%
                 Drug Retail - 2.0%
        62,272   CVS Caremark Corp.                                 $  4,693,441
                                                                    ------------
                 Total Food & Staples Retailing                     $  4,693,441
                                                                    ------------
                 Food, Beverage &
                 Tobacco - 5.0%
                 Brewers - 1.8%
        57,851   Molson Coors Brewing Co. (Class B)                 $  4,290,230
                                                                    ------------
                 Soft Drinks - 1.1%
        55,811   Coca-Cola Enterprises, Inc.                        $  2,666,650
                                                                    ------------
                 Tobacco - 2.1%
        80,083   Lorillard, Inc.                                    $  4,882,661
                                                                    ------------
                 Total Food, Beverage
                 & Tobacco                                          $ 11,839,541
                                                                    ------------
                 Household & Personal
                 Products - 1.0%
                 Personal Products - 1.0%
        33,671   Nu Skin Enterprises, Inc.                          $  2,490,307
                                                                    ------------
                 Total Household &
                 Personal Products                                  $  2,490,307
                                                                    ------------
                 Health Care Equipment
                 & Services - 8.1%
                 Health Care Equipment - 2.3%
        84,473   Medtronic, Inc.                                    $  5,385,998
                                                                    ------------
                 Health Care Services - 1.8%
        63,082   Express Scripts Holding Co.*                       $  4,373,475
                                                                    ------------
                 Managed Health Care - 4.0%
        75,392   Aetna, Inc.                                        $  6,112,783
        26,842   Humana, Inc.                                          3,428,260
                                                                    ------------
                                                                    $  9,541,043
                                                                    ------------
                 Total Health Care Equipment
                 & Services                                         $ 19,300,516
                                                                    ------------
                 Pharmaceuticals,
                 Biotechnology & Life
                 Sciences - 10.5%
                 Biotechnology - 1.1%
        30,061   Gilead Sciences, Inc.*                             $  2,492,358
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

        Shares                                                             Value
                 Pharmaceuticals - 9.4%
        79,487   Johnson & Johnson                                  $  8,315,933
       129,551   Merck & Co., Inc.                                     7,494,525
       221,375   Pfizer, Inc.                                          6,570,410
                                                                    ------------
                                                                    $ 22,380,868
                                                                    ------------
                 Total Pharmaceuticals,
                 Biotechnology & Life
                 Sciences                                           $ 24,873,226
                                                                    ------------
                 Banks - 6.3%
                 Regional Banks - 6.3%
       213,902   KeyCorp                                            $  3,065,216
       500,158   Regions Financial Corp.                               5,311,678
        73,504   The PNC Financial Services Group, Inc.                6,545,531
                                                                    ------------
                                                                    $ 14,922,425
                                                                    ------------
                 Total Banks                                        $ 14,922,425
                                                                    ------------
                 Diversified Financials - 13.0%
                 Other Diversified Financial
                 Services - 7.1%
       388,012   Bank of America Corp.                              $  5,963,744
       126,182   Citigroup, Inc.                                       5,943,172
       137,462   Voya Financial, Inc.                                  4,995,369
                                                                    ------------
                                                                    $ 16,902,285
                                                                    ------------
                 Specialized Finance - 1.3%
        82,475   The NASDAQ OMX Group, Inc.                         $  3,185,184
                                                                    ------------
                 Consumer Finance - 2.4%
        91,606   Discover Financial Services, Inc.                  $  5,677,740
                                                                    ------------
                 Investment Banking &
                 Brokerage - 2.2%
       157,420   Morgan Stanley Co.                                 $  5,089,389
                                                                    ------------
                 Total Diversified Financials                       $ 30,854,598
                                                                    ------------
                 Insurance - 5.7%
                 Life & Health Insurance - 2.9%
        78,996   Lincoln National Corp.                             $  4,063,554
        80,157   Unum Group                                            2,786,257
                                                                    ------------
                                                                    $  6,849,811
                                                                    ------------
                 Multi-line Insurance - 1.7%
       114,757   The Hartford Financial Services
                 Group, Inc.                                        $  4,109,448
                                                                    ------------
                 Property & Casualty
        45,495   The Allstate Corp.                                 $  2,671,466
                                                                    ------------
                 Total Insurance                                    $ 13,630,725
                                                                    ------------
                 Software & Services - 2.0%
                 Internet Software &
                 Services - 2.0%
       138,937   Yahoo!, Inc.*                                      $  4,880,857
                                                                    ------------
                 Total Software & Services                          $  4,880,857
                                                                    ------------

                 Technology Hardware &
                 Equipment - 4.3%
                 Computer Hardware - 2.0%
        51,735   Apple, Inc.                                        $  4,807,734
                                                                    ------------
                 Computer Storage &
                 Peripherals - 1.2%
       109,754   EMC Corp.                                          $  2,890,920
                                                                    ------------
                 Office Electronics - 1.1%
       196,676   Xerox Corp.                                        $  2,446,649
                                                                    ------------
                 Total Technology Hardware
                 & Equipment                                        $ 10,145,303
                                                                    ------------
                 Semiconductors &
                 Semiconductor
                 Equipment - 1.2%
                 Semiconductors - 1.2%
        50,868   Analog Devices, Inc.                               $  2,750,433
                                                                    ------------
                 Total Semiconductors &
                 Semiconductor Equipment                            $  2,750,433
                                                                    ------------
                 Utilities - 1.2%
                 Electric Utilities - 1.2%
        28,118   NextEra Energy, Inc.*                              $  2,881,533
                                                                    ------------
                 Total Utilities                                    $  2,881,533
                                                                    ------------
                 TOTAL COMMON STOCKS
                 (Cost $196,936,057)                                $236,201,799
                                                                    ------------
                 TOTAL INVESTMENT IN
                 SECURITIES - 99.3%
                 (Cost $196,936,057) (a)                            $236,201,799
                                                                    ------------
                 OTHER ASSETS &
                 LIABILITIES - 0.7%                                 $  1,590,484
                                                                    ------------
                 TOTAL NET ASSETS - 100.0%                          $237,792,283
                                                                    ============

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

(a) At June 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $197,060,016 was as follows:

          Aggregate gross unrealized appreciation for all
          investments in which there is an excess of value over
          tax cost                                                  $41,029,215

          Aggregate gross unrealized depreciation for all
          investments in which there is an excess of tax cost
          over value                                                 (1,887,432)
                                                                    -----------
          Net unrealized appreciation                               $39,141,783
                                                                    ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2014 aggregated $79,710,735 and $99,384,400, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2014, in valuing the Portfolio's investments:

                                 Level 1          Level 2     Level 3       Total
Common Stocks                  $236,201,799       $   --      $    --    $236,201,799
                               ------------       ------      -------    ------------
  Total                        $236,201,799       $   --      $    --    $236,201,799
                               ============       ======      =======    ============

During the six months ended June 30, 2014, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Six Months
                                                            Ended
                                                           6/30/14     Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                         (unaudited)   12/31/13    12/31/12    12/31/11    12/31/10    12/31/09
Class II
Net asset value, beginning of period                     $  14.29      $  11.79    $  10.77    $  11.26    $  10.37    $  9.03
                                                         --------      --------    --------    --------    --------    -------
Increase (decrease) from investment operations:
    Net investment income (loss)                         $   0.07      $   0.16    $   0.17    $   0.12    $   0.08    $ (0.03)
    Net realized and unrealized gain (loss)
      on investments                                         0.72          3.09        0.96       (0.53)       0.87       1.44(a)
                                                         --------      --------    --------    --------    --------    -------
       Net increase from investment operations           $   0.79      $   3.25    $   1.13    $  (0.41)   $   0.95    $  1.41
Distributions to shareowners:
   Net income                                            $  (0.16)     $  (0.20)   $  (0.11)   $  (0.08)   $  (0.06)   $ (0.07)
   Net realized gain                                        (1.40)        (0.55)   $     --    $     --    $     --    $    --
                                                         --------      --------    --------    --------    --------    -------
Total distributions                                      $  (1.56)     $  (0.75)   $  (0.11)   $  (0.08)   $  (0.06)   $ (0.07)
                                                         --------      --------    --------    --------    --------    -------
Net investment increase (decrease) in net asset value    $  (0.77)     $   2.50    $   1.02    $  (0.49)   $   0.89    $  1.34
                                                         --------      --------    --------    --------    --------    -------
Net asset value, end of period                           $  13.52         14.29       11.79       10.77       11.26    $ 10.37
                                                         ========      ========    ========    ========    ========    =======
Total return*                                                5.55%        28.59%      10.60%      (3.66)%      9.26%     15.73%
Ratio of net expenses to average net assets                  1.00%**       1.00%       1.00%       1.00%       1.00%      1.00%
Ratio of net investment income to average net assets         0.91%**       1.12%       1.78%       1.48%       1.10%      1.36%
Portfolio turnover rate                                        68%**         97%         74%         18%         21%        21%
Net assets, end of period (in thousands)                 $237,792      $247,243    $208,122    $155,712    $113,821    $68,132
Ratios assuming no waiver of fees and assumption of
    expenses by the Adviser and no reduction for
    fees paid indirectly:
    Total expenses                                           1.01%**       1.02%       1.03%       1.04%       1.09%      1.20%
    Net investment income                                    0.90%**       1.11%       1.74%       1.44%       1.01%      1.16%

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

**    Annualized.

(a) The amount shown for a share outstanding does not correspond with the aggregate gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Portfolio.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $196,936,057)                                    $236,201,799
  Cash                                                                                 828,455
  Receivables --
     Investment securities sold                                                      4,710,868
     Portfolio shares sold                                                               1,237
     Dividends                                                                         231,509
  Due from Pioneer Investment Management, Inc.                                           1,472
                                                                                  ------------
         Total assets                                                             $241,975,340
                                                                                  ------------
LIABILITIES:
   Payables --
     Investment securities purchased                                              $  4,086,269
     Portfolio shares repurchased                                                       48,710
     Trustee fee                                                                           239
   Due to affiliates                                                                    26,438
   Accrued expenses                                                                     21,401
                                                                                  ------------
         Total liabilities                                                        $  4,183,057
                                                                                  ------------
NET ASSETS:
  Paid-in capital                                                                 $182,045,026
  Undistributed net investment income                                                1,085,091
  Accumulated net realized gain on investments                                      15,396,424
  Net unrealized appreciation on investments                                        39,265,742
                                                                                  ------------
        Total net assets                                                          $237,792,283
                                                                                  ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class II (based on $237,792,283/17,582,867 shares)                             $      13.52
                                                                                  ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/14

INVESTMENT INCOME:
  Dividends                                                              $ 2,275,136
  Interest                                                                       311
                                                                         -----------
        Total investment income                                                        $ 2,275,447
                                                                                       -----------
EXPENSES:
  Management fees                                                        $   832,929
  Transfer agent fees                                                            750
  Distribution fees                                                          297,474
  Administrative reimbursements                                               40,634
  Custodian fees                                                               5,023
  Professional fees                                                           19,831
  Printing expense                                                             3,738
  Fees and expenses of nonaffiliated Trustees                                  3,946
  Miscellaneous                                                                1,263
                                                                         -----------
     Total expenses                                                                    $ 1,205,588
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                             (15,690)
                                                                                       -----------
     Net expenses                                                                      $ 1,189,898
                                                                                       -----------
         Net investment income                                                         $ 1,085,549
                                                                                       -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND CLASS ACTIONS

  Net realized gain on:
    Investments                                                          $15,520,270
    Class actions                                                              1,756   $15,522,026
                                                                         -----------
  Change in net unrealized appreciation on investments                                 $(4,026,736)
                                                                                       -----------
  Net loss on investments                                                              $11,495,290
                                                                                       -----------
  Net decrease in net assets resulting from operations                                 $12,580,839
                                                                                       ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              Six Months
                                                                                                 Ended
                                                                                                6/30/14        Year Ended
                                                                                              (unaudited)      12/31/13
FROM OPERATIONS:
Net investment income                                                                         $  1,085,549     $  2,561,057
Net realized gain on investments and class actions                                              15,522,026       22,613,074
Change in net unrealized appreciation (depreciation) on investments                             (4,026,736)      32,107,491
                                                                                              ------------     ------------
     Net increase in net assets resulting from operations                                     $ 12,580,839     $ 57,281,622
                                                                                              ------------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class II ($0.16 and $0.20 per share, respectively)                                      $ (2,560,911)    $ (3,434,499)
Net realized gains:
      Class II ($1.40 and $0.55 per share, respectively)                                       (22,258,522)      (9,381,177)
                                                                                              ------------     ------------
         Total distributions to shareowners                                                   $(24,819,433)    $(12,815,676)
                                                                                              ------------     ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                              $  1,066,876     $  6,856,758
Reinvestment of distributions                                                                   24,819,433       12,815,676
Cost of shares repurchased                                                                     (23,097,944)     (25,018,367)
                                                                                              ------------     ------------
     Net increase (decrease) in net assets resulting from Portfolio share transactions        $  2,788,365     $ (5,345,933)
                                                                                              ------------     ------------
     Net increase (decrease) in net assets                                                    $ (9,450,229)    $ 39,120,013
NET ASSETS:
Beginning of period                                                                           $247,242,512     $208,122,499
                                                                                              ------------     ------------
End of period                                                                                 $237,792,283     $247,242,512
                                                                                              ============     ============
Undistributed net investment income                                                           $  1,085,091     $  2,560,453
                                                                                              ============     ============

                                                 '14 Shares     '14 Amount
                                                (unaudited)     (unaudited)     '13 Shares       '13 Amount
CLASS II
Shares sold                                         74,253     $  1,066,876        513,791      $  6,856,758
Reinvestment of distributions                    1,833,045       24,819,433      1,035,192        12,815,676
Less shares repurchased                         (1,621,799)     (23,097,944)    (1,898,192)      (25,018,367)
                                               -----------     ------------     ----------      ------------
     Net increase (decrease)                       285,499     $  2,788,365       (349,209)     $ (5,345,933)
                                               ===========     ============     ==========      ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Disciplined Value VCT Portfolio, (the Portfolio) formerly Pioneer Fundamental Value VCT Portfolio is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation. Current income is a secondary objective.

The Portfolio offers one class of shares designated as Class II shares. The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

    At June 30, 2014, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

    any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2013 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2013, were as follows:


--------------------------------------------------------------------------------
                                                                       2013
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                     $ 3,434,499
Long-term capital gain                                                9,381,177
                                                                    -----------
   Total distributions                                              $12,815,676
                                                                    ===========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                                       $ 9,215,403
Undistributed long-term
   capital gain                                                      15,601,929
Net unrealized appreciation                                          43,168,519
                                                                    -----------
   Total                                                            $67,985,851
                                                                    ===========
--------------------------------------------------------------------------------

    The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.  Portfolio Shares

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $85,277 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2014. Distribution fees are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Dividends and distributions to shareowners are recorded on the ex-dividend date. During the six months ended June 30, 2014, the Portfolio reorganized gains of $1,756 in settlement of class action lawsuits from several different companies as reflected on the Statement of Operations.

D.  Risks

    Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

Prior to August 1, 2012, Cullen Capital Management LLC served as the Portfolio's subadviser.

PIM, and not the Portfolio, paid a portion of the fee it received from the Portfolio to Cullen Capital Management LLC as compensation for Cullen's subadvisory services to the Portfolio.

On August 1, 2012 PIM assumed responsibility for day-to-day management of the Portfolio.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

Through May 1, 2014, PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. Fees waived and expenses reimbursed during the six months ended June 30, 2014, are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $19,797 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2014.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $124 in transfer agent fees payable to PIMSS at June 30, 2014.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,517 in distribution fees payable to PFD at June 30, 2014.

5. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Portfolio, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Portfolio's independent registered public accounting firm for the fiscal year ending December 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Portfolio's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended December 31, 2013.

During the periods that Ernst & Young LLP served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, Ernst & Young LLP's reports on the financial statements of the Portfolio have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                    Trustees
Daniel K. Kingsbury, President*             Thomas J. Perna, Chairman
Mark D. Goodwin, Executive Vice President   David R. Bock
Mark E. Bradley, Treasurer**                Benjamin M. Friedman
Christopher J. Kelley, Secretary            Margaret B.W. Graham
                                            Daniel K. Kingsbury*
                                            Marguerite A. Piret
                                            Kenneth J. Taubes
                                            Stephen K. West***

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*   Chief Executive Officer of the Portfolios. Resigned effective August 8,
    2014.

**  Chief Financial and Accounting Officer of the Portfolios

*** Retired effective July 15, 2014.

                            This page for your notes.

                            This page for your notes.

                            This page for your notes.

                            This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19637-08-0814

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Emerging Markets VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2014

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     7

  Financial Statements                                                       13

  Notes to Financial Statements                                              18

  Trustees, Officers and Service Providers                                   25

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/14
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                               79.9%
Depository Receipts for International Stocks                              16.0%
Warrants                                                                   2.5%
International Preferred Stocks                                             1.4%
International Corporate Bonds                                              0.2%

Geographical Distribution
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Cayman Islands                                                            15.4%
China                                                                      9.9%
Brazil                                                                     9.1%
Russia                                                                     7.9%
India                                                                      7.2%
Italy                                                                      7.1%
Egypt                                                                      6.8%
Mexico                                                                     6.5%
South Korea                                                                6.4%
South Africa                                                               3.8%
Philippines                                                                3.5%
United Kingdom                                                             3.4%
Bermuda                                                                    2.8%
Jersey Channel Islands                                                     2.3%
Taiwan                                                                     2.3%
United Arab Emirates                                                       1.2%
Nigeria                                                                    1.0%
Other (individually less than 1%)                                          3.4%

Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
1. Global Telecom Holding SAE (G.D.R.)*                                   6.84%
--------------------------------------------------------------------------------
2. Tata Motors, Ltd.                                                      6.70
--------------------------------------------------------------------------------
3. Astaldi S.p.A.                                                         6.63
--------------------------------------------------------------------------------
4. Phosagro OAO (G.D.R.)                                                  5.25
--------------------------------------------------------------------------------
5. OHL Mexico SAB de CV*                                                  5.22
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/14
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                 6/30/14           12/31/13
     Class I                              $26.31            $25.10
     Class II                             $26.00            $24.73

                                   Net
Distributions per Share            Investment     Short-Term      Long-Term
(1/1/14 - 6/30/14)                 Income         Capital Gains   Capital Gains
     Class I                       $0.1749        $  --           $0.1396
     Class II                      $0.0491        $  --           $0.1396

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Emerging Markets VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                  Pioneer Emerging Markets     Pioneer Emerging Markets      MSCI Emerging
                  VCT Portfolio, Class I       VCT Portfolio, Class II       Markets ND Index
6/30/2004         $ 10,000                      $ 10,000                     $ 10,000
6/30/2005         $ 13,192                      $ 13,155                     $ 13,438
6/30/2006         $ 18,835                      $ 18,745                     $ 18,205
6/30/2007         $ 28,322                      $ 28,118                     $ 26,395
6/30/2008         $ 29,447                      $ 29,159                     $ 27,618
6/30/2009         $ 18,866                      $ 18,639                     $ 19,866
6/30/2010         $ 22,522                      $ 22,174                     $ 24,466
6/30/2011         $ 27,609                      $ 27,098                     $ 31,266
6/30/2012         $ 21,956                      $ 21,498                     $ 26,279
6/30/2013         $ 20,888                      $ 20,391                     $ 27,032
6/30/2014         $ 25,255                      $ 24,597                     $ 30,901

The Morgan Stanley Capital International (MSCI) Emerging Markets ND Index is an unmanaged index that measures the performance of emerging markets stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2014)

--------------------------------------------------------------------------------
                                                                  MSCI Emerging
                                  Class I          Class II     Markets ND Index
--------------------------------------------------------------------------------
10 Years                            9.71%             9.42%               11.94%
5 Years                             6.01%             5.70%                9.24%
1 Year                             20.90%            20.63%               14.31%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from January 1, 2014, through June 30, 2014.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/14                   $1,000.00          $1,000.00
Ending Account Value on 6/30/14                     $1,060.70          $1,059.00
Expenses Paid During Period*                        $    7.92          $    9.04

* Expenses are equal to the Portfolio's annualized expense ratio of 1.55% and 1.77% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2014, through June 30, 2014.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/14                   $1,000.00          $1,000.00
Ending Account Value on 6/30/14                     $1,017.11          $1,016.02
Expenses Paid During Period*                        $    7.75          $    8.85

* Expenses are equal to the Portfolio's annualized expense ratio of 1.55% and 1.77% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/14
--------------------------------------------------------------------------------

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. To the extent the Portfolio invests in issuers located within specific countries or regions, the Portfolio may be particularly affected by adverse markets, rates, and events which may occur in those countries and regions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Mauro Ratto, Marco Mencini, and Andrea Salvatori, portfolio managers of Pioneer Emerging Markets VCT Portfolio, discuss the investment environment and the Portfolio's performance during the six-month period ended June 30, 2014. Mr. Ratto, Head of Emerging Markets Investment Management at Pioneer, Mr. Mencini, Head of Equities, Emerging Markets at Pioneer, and Mr. Salvatori, Head of Global Emerging Markets & Latin American Equities, Head of Emerging Market Equity Research at Pioneer, are responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the six-month period ended June 30, 2014?

A: Pioneer Emerging Markets VCT Portfolio's Class I shares returned 6.07% at net asset value during the six-month period ended June 30, 2014, and Class II shares returned 5.90%, while the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index (the MSCI Index)(1), returned 6.14%. During the same period, the average return of the 85 variable portfolios in Lipper's Emerging Markets Underlying Funds category was 4.96%.

Q: Which of your investment strategies contributed to or detracted from the Portfolio's performance during the six-month period ended June 30, 2014?

A: Individual stock selection results made a positive contribution to the Portfolio's performance during the past six months, particularly among holdings in South Africa and Mexico. The Portfolio's best-performing positions in those countries were Sibanye Gold (South Africa) and the transportation infrastructure company OHL Mexico. Outside of those countries, top contributors included the Portfolio's positions in Tata Motors (India), Pacific Rubiales Energy (Colombia), and SK Hynix (Korea).

    Detractors from the Portfolio's benchmark-relative performance included underweight positions in certain outperforming Asian countries, including Taiwan and Thailand, as well as an underweight in South Africa. The Portfolio's currency positioning also detracted from returns during the period, with exposure to the Russian ruble the biggest negative factor. Among individual stocks, the worst performers in the Portfolio during the period were Goodbaby International (China), China ITS, China Conch Venture, Able C&C (Korea), and Sberbank (Russia).

-------------------
(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Q: What are some noteworthy elements of the Portfolio's positioning as of June 30, 2014?

A: With respect to positioning, it's important to keep in mind that our strategy focuses on bottom-up, individual stock research more so than country or regional selection. This bottom-up methodology represents a departure from the traditional approach to emerging markets investing, which focuses on geographic selection first and individual stock selection second.

    With that said, we continue to find a wealth of compelling opportunities in India. The country's new administration is expected to enact pro-growth policies that we believe could propel economic growth closer to 7% from its current level (in the 4% to 5% range). That would provide a meaningful boost to bottom-line corporate earnings, especially for companies with a domestic focus. We increased the Portfolio's weighting in India during the past six months, and had moved the Portfolio to an overweight position as of June 30th.

    The Portfolio's largest overweight as of period end is in China, where we believe concerns about economic growth are both exaggerated and already factored into stock prices. Many of the Portfolio's holdings in the country are in stocks of companies that we believe can benefit if the Chinese government continues to enact economic reforms.

    The Portfolio also has meaningful positions in the smaller "frontier" markets that aren't represented in the MSCI Index benchmark, such as Egypt, Qatar, United Arab Emirates (UAE), and Nigeria. As of June 30, the Portfolio held nine investments in those countries, representing approximately 10% of total assets. We have not made a "top-down" call on the frontier markets; instead, the investments reflect our favorable bottom-up view of the Portfolio's individual holdings. In fact, two of the positions in the frontier markets made significant contributions the Portfolio's six-month results: Global Telecom Holdings, an Egyptian company, and Emaar Properties, based in the UAE. We remain on the lookout for companies whose domiciles in the frontier markets may have caused them to be overlooked by the global investment community.

    We are less enthusiastic about South Africa, where we don't believe the government is committed to bringing about the necessary economic reforms; we also have reservations about the more established Asian markets, where we simply have not been able to identify an abundance of attractively valued investment ideas. We also hold a skeptical view on Russia, where we have seen deteriorating prospects for economic growth, even before the possibility of economic sanctions related to the Ukrainian situation became a limiting factor.

Q:  What's your outlook for the emerging markets?

A: During the first half of the year, investors responded favorably to signs of stabilizing economic growth trends, the supportive policies of developed-market central banks, and the generally positive environment for higher-risk assets. We, too, have grown increasingly optimistic as 2014 has progressed. We believe the outlook for reforms in some of the key markets such as India and China should help to support the economic growth outlook in those countries, which would be a positive for emerging markets assets as a whole. Further, it has become increasingly apparent that even though the U.S. Federal Reserve is tapering its quantitative easing policy, any future increase

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/14                              (continued)
--------------------------------------------------------------------------------

    in the key Federal funds rate likely will not occur until 2015. As for Europe, the European Central Bank is becoming increasingly accommodative, and that should help to offset the possible negative effects the Fed's monetary tightening might have on the markets.

    The current environment has helped global asset flows to stabilize and enabled investors to return their attention to the positive fundamentals and favorable valuations exhibited by many companies domiciled in the emerging markets. Against that backdrop, we believe our bottom-up investment approach
    - highlighted by our emphasis on fundamentals and valuations - has helped us construct a portfolio of higher-quality companies that are positioned for solid performance.

Please refer to the Schedule of Investments on pages 7 to 12 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

       Shares                                                                             Value
                              PREFERRED STOCKS - 1.4%
                              Energy - 0.4%
                              Integrated Oil & Gas - 0.4%
       21,018                 Petroleo Brasileiro SA                                $   164,268
                                                                                    -----------
                              Total Energy                                          $   164,268
                                                                                    -----------
                              Materials - 0.9%
                              Steel - 0.9%
       45,442                 Bradespar SA                                          $   415,957
                                                                                    -----------
                              Total Materials                                       $   415,957
                                                                                    -----------
                              Food & Staples Retailing - 0.1%
                              Hypermarkets & Super Centers - 0.1%
        1,132                 Cia Brasileira de Distribuicao                        $    52,700
                                                                                    -----------
                              Total Food & Staples Retailing                        $    52,700
                                                                                    -----------
                              TOTAL PREFERRED STOCKS
                              (Cost $620,553)                                       $   632,925
                                                                                    -----------
                              COMMON STOCKS - 90.8%
                              Energy - 5.2%
                              Oil & Gas Equipment & Services - 0.8%
      126,550                 Dayang Enterprise Holdings Bhd                        $   141,551
        8,149                 Saipem S.p.A.                                             219,652
                                                                                    -----------
                                                                                    $   361,203
                                                                                    -----------
                              Integrated Oil & Gas - 2.0%
      763,200                 China Petroleum & Chemical Corp.                      $   728,416
       24,265                 Gazprom OAO (A.D.R.)*                                     211,469
                                                                                    -----------
                                                                                    $   939,885
                                                                                    -----------
                              Oil & Gas Refining & Marketing - 2.4%
       61,646                 Cosan SA Industria e Comercio                         $ 1,117,416
                                                                                    -----------
                              Total Energy                                          $ 2,418,504
                                                                                    -----------
                              Materials - 9.0%
                              Fertilizers & Agricultural Chemicals - 5.0%
      185,344                 Phosagro OAO (G.D.R.)                                 $ 2,320,609
                                                                                    -----------
                              Specialty Chemicals - 0.3%
      490,000                 Tianhe Chemicals Group, Ltd.*                         $   131,501
                                                                                    -----------
                              Construction Materials - 2.3%
       36,612                 Cemex SAB de CV*                                      $    48,389
   11,072,000                 West China Cement, Ltd.                                 1,029,075
                                                                                    -----------
                                                                                    $ 1,077,464
                                                                                    -----------
                              Metal & Glass Containers - 0.7%
      102,603                 Nampak, Ltd.                                          $   354,735
                                                                                    -----------
                              Aluminum - 0.3%
      217,500                 China Hongqiao Group, Ltd.                            $   156,387
                                                                                    -----------
                              Diversified Metals & Mining - 0.1%
        2,088                 Grupo Mexico SAB de CV                                $     6,958
      120,000                 MMG, Ltd.*                                                 35,959
                                                                                    -----------
                                                                                    $    42,917
                                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

       Shares                                                                             Value
                              Steel - 0.3%
            2                 POSCO                                                 $       599
       15,520                 Severstal OAO (G.D.R.)                                    126,684
                                                                                    -----------
                                                                                    $   127,283
                                                                                    -----------
                              Total Materials                                       $ 4,210,896
                                                                                    -----------
                              Capital Goods - 9.6%
                              Construction & Engineering - 6.3%
      257,911                 Astaldi S.p.A.                                        $ 2,929,881
                                                                                    -----------
                              Industrial Conglomerates - 1.1%
       20,347                 Bidvest Group, Ltd.                                   $   540,416
                                                                                    -----------
                              Construction & Farm Machinery & Heavy Trucks - 0.3%
      164,000                 CSR Corp., Ltd.*                                      $   123,356
                                                                                    -----------
                              Trading Companies & Distributors - 1.9%
      825,000                 Noble Group, Ltd.                                     $   907,143
                                                                                    -----------
                              Total Capital Goods                                   $ 4,500,796
                                                                                    -----------
                              Transportation - 6.3%
                              Airlines - 0.8%
    1,092,244                 Air Arabia PJSC                                       $   368,871
                                                                                    -----------
                              Marine - 0.0%+
       30,000                 China Shipping Container Lines Co., Ltd.*             $     7,743
                                                                                    -----------
                              Trucking - 0.4%
      218,647                 Aramex PJSC                                           $   178,612
                                                                                    -----------
                              Highways & Railtracks - 5.1%
        7,291                 Arteris SA                                            $    60,642
      757,196                 OHL Mexico SAB de CV*                                   2,308,098
                                                                                    -----------
                                                                                    $ 2,368,740
                                                                                    -----------
                              Total Transportation                                  $ 2,923,966
                                                                                    -----------
                              Automobiles & Components - 10.7%
                              Auto Parts & Equipment - 4.4%
      235,478                 Tupy SA                                               $ 2,043,701
                                                                                    -----------
                              Automobile Manufacturers - 6.3%
      602,143                 Tata Motors, Ltd.                                     $ 2,959,254
                                                                                    -----------
                              Total Automobiles & Components                        $ 5,002,955
                                                                                    -----------
                              Consumer Durables & Apparel - 4.8%
                              Leisure Products - 4.8%
    4,567,000                 Goodbaby International Holdings, Ltd.                 $ 2,251,322
                                                                                    -----------
                              Total Consumer Durables & Apparel                     $ 2,251,322
                                                                                    -----------
                              Consumer Services - 0.6%
                              Casinos & Gaming - 0.6%
      289,339                 NagaCorp, Ltd.                                        $   255,004
                                                                                    -----------
                              Total Consumer Services                               $   255,004
                                                                                    -----------
                              Media - 0.9%
                              Cable & Satellite - 0.9%
        3,358                 Naspers, Ltd.                                         $   395,025
                                                                                    -----------
                              Total Media                                           $   395,025
                                                                                    -----------
                              Retailing - 0.8%
                              Department Stores - 0.4%
        6,200                 Matahari Department Store Tbk PT*                     $     7,219
       23,072                 Woolworths Holdings, Ltd.                                 169,469
                                                                                    -----------
                                                                                    $   176,688
                                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

       Shares                                                                             Value
                           Specialty Stores - 0.4%
        4,812              Folli Follie SA*                                         $   191,783
                                                                                    -----------
                           Total Retailing                                          $   368,471
                                                                                    -----------
                           Food, Beverage & Tobacco - 0.3%
                           Packaged Foods & Meats - 0.3%
      286,492              Flour Mills of Nigeria Plc                               $   131,880
                                                                                    -----------
                           Total Food, Beverage & Tobacco                           $   131,880
                                                                                    -----------
                           Pharmaceuticals, Biotechnology & Life Sciences - 0.9%
                           Pharmaceuticals - 0.9%
       14,216              Hikma Pharmaceuticals Plc                                $   407,738
                                                                                    -----------
                           Total Pharmaceuticals, Biotechnology & Life Sciences     $   407,738
                                                                                    -----------
                           Banks - 9.7%
                           Diversified Banks - 9.7%
           32              Banco Santander Brasil SA (A.D.R.)                       $       221
       77,300              Bank Rakyat Indonesia Persero Tbk PT                          67,362
      492,000              China Construction Bank Corp.                                372,252
        2,174              Credicorp, Ltd.                                              337,992
        9,361              ICICI Bank, Ltd.                                             220,718
      773,000              Industrial & Commercial Bank of China, Ltd.                  489,017
        5,814              Itau Unibanco Holding SA (A.D.R.)                             83,605
      128,775              Mega Financial Holding Co., Ltd.                             106,913
      754,337              Philippine National Bank*                                  1,564,952
       81,730              Sberbank of Russia (A.D.R.)                                  826,119
       12,943              TBC Bank JSC (G.D.R.)*                                       183,143
    6,200,885              United Bank for Africa Plc                                   293,015
                                                                                    -----------
                                                                                    $ 4,545,309
                                                                                    -----------
                           Total Banks                                              $ 4,545,309
                                                                                    -----------
                           Diversified Financials - 5.3%
                           Other Diversified Financial Services - 4.3%
      785,000              China Conch Venture Holdings, Ltd.*                      $ 1,728,555
       62,244              FirstRand, Ltd.                                              238,350
       42,000              Fubon Financial Holding Co., Ltd.                             60,657
                                                                                    -----------
                                                                                    $ 2,027,562
                                                                                    -----------
                           Consumer Finance - 0.4%
       87,159              Credito Real SAB de CV                                   $   194,899
                                                                                    -----------
                           Investment Banking & Brokerage - 0.6%
      173,600              Haitong Securities Co., Ltd.                             $   269,565
                                                                                    -----------
                           Total Diversified Financials                             $ 2,492,026
                                                                                    -----------
                           Insurance - 1.0%
                           Life & Health Insurance - 1.0%
      187,000              China Life Insurance Co., Ltd./Taiwan                    $   172,432
       35,500              Ping An Insurance Group Co. of China, Ltd.                   274,913
                                                                                    -----------
                                                                                    $   447,345
                                                                                    -----------
                           Total Insurance                                          $   447,345
                                                                                    -----------
                           Real Estate - 0.9%
                           Diversified REIT - 0.6%
      141,546              Mexico Real Estate Management SA de CV                   $   292,981
                                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

       Shares                                                                       Value
                              Real Estate Development - 0.3%
       54,000                 China Overseas Land & Investment, Ltd.                $   130,980
                                                                                    -----------
                              Total Real Estate                                     $   423,961
                                                                                    -----------
                              Software & Services - 5.0%
                              Internet Software & Services - 0.5%
        6,401                 Yandex NV*                                            $   228,132
                                                                                    -----------
                              IT Consulting & Other Services - 4.5%
   10,265,000                 China ITS Holdings Co., Ltd.                          $ 2,106,854
                                                                                    -----------
                              Total Software & Services                             $ 2,334,986
                                                                                    -----------
                              Technology Hardware & Equipment - 1.4%
                              Electronic Manufacturing Services - 1.4%
      199,920                 Hon Hai Precision Industry Co., Ltd.                  $   669,135
                                                                                    -----------
                              Total Technology Hardware & Equipment                 $   669,135
                                                                                    -----------
                              Semiconductors & Semiconductor Equipment - 6.7%
                              Semiconductor Equipment - 5.3%
       27,700                 ASM Pacific Technology, Ltd.                          $   302,754
      188,727                 Wonik IPS Co., Ltd.*                                    2,162,770
                                                                                    -----------
                                                                                    $ 2,465,524
                                                                                    -----------
                              Semiconductors - 1.4%
       13,961                 SK Hynix, Inc.                                        $   669,541
                                                                                    -----------
                              Total Semiconductors & Semiconductor Equipment        $ 3,135,065
                                                                                    -----------
                              Telecommunication Services - 6.5%
                              Wireless Telecommunication Services - 6.5%
      847,376                 Global Telecom Holding SAE (G.D.R.)*                  $ 3,023,485
          250                 Millicom International Cellular SA                         22,887
                                                                                    -----------
                                                                                    $ 3,046,372
                                                                                    -----------
                              Total Telecommunication Services                      $ 3,046,372
                                                                                    -----------
                              Utilities - 5.2%
                              Electric Utilities - 0.7%
       18,573                 Enersis SA (A.D.R.)                                   $   312,955
                                                                                    -----------
                              Independent Power Producers & Energy Traders - 4.5%
    6,383,000                 Huaneng Renewables Corp, Ltd.*                        $ 2,108,121
                                                                                    -----------
                              Total Utilities                                       $ 2,421,076
                                                                                    -----------
                              TOTAL COMMON STOCKS
                              (Cost $37,998,417)                                    $42,381,832
                                                                                    -----------

                S&P/Moody's
    Principal   Ratings
   Amount ($)   (unaudited)
                              CORPORATE BONDS - 0.2%
                              Household & Personal Products - 0.2%
                              Personal Products - 0.2%
BRL   136,000   NR/NR         Hypermarcas SA,, 11.3%, 10/15/18 (b)                  $    34,656
BRL   136,000   NR/NR         Hypermarcas SA,, 3.0%, 10/15/15 (b)                        67,745
                                                                                    -----------
                                                                                    $   102,401
                                                                                    -----------
                              Total Household & Personal Products                   $   102,401
                                                                                    -----------
                              TOTAL CORPORATE BONDS
                              (Cost $143,053)                                       $   102,401
                                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                S&P/Moody's
                Ratings
       Shares   (unaudited)                                                               Value
                              RIGHTS / WARRANTS - 2.3%
                              Household & Personal Products - 0.0%
                              Personal Products - 0.0%
          136                 Hypermarcas SA,, 10/15/15 (b)                         $        --
                                                                                    -----------
                              Total Household & Personal Products                   $        --
                                                                                    -----------
                              Banks - 2.3%
                              Diversified Banks - 2.3%
       25,991   NR/NR         HSBC Bank Plc, 2/10/15                                $   274,436
        6,635   NR/NR         HSBC Bank Plc, 2/23/15                                    337,022
       17,243   NR/NR         HSBC Bank Plc, 4/13/15                                    471,258
                                                                                    -----------
                                                                                    $ 1,082,716
                                                                                    -----------
                              Total Banks                                           $ 1,082,716
                                                                                    -----------
                              TOTAL RIGHTS / WARRANTS
                              (Cost $899,593)                                       $ 1,082,716
                                                                                    -----------
                              TOTAL INVESTMENT IN SECURITIES - 94.7%
                              (Cost $39,661,616) (a) (c)                            $44,199,874
                                                                                    -----------
                              OTHER ASSETS & LIABILITIES - 5.3%                     $ 2,464,315
                                                                                    -----------
                              TOTAL NET ASSETS - 100.0%                             $46,664,189
                                                                                    ===========

+        Amount rounds to less than 0.1%.

*        Non-income producing security.

REIT     Real Estate Investment Trust.

NR       Not rated by either S&P or Moody's.

(A.D.R.) American Depositary Receipts.

(G.D.R.) Global Depositary Receipts.

(a) At June 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $39,994,021 was as follows:

             Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                           $ 5,310,120

             Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                            (1,104,267)
                                                                                    -----------
             Net unrealized appreciation                                            $ 4,205,853
                                                                                    ===========

(b) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Notes 1A.

(c) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

Cayman Islands                                                            15.4%
China                                                                      9.9%
Brazil                                                                     9.1%
Russia                                                                     7.9%
India                                                                      7.2%
Italy                                                                      7.1%
Egypt                                                                      6.8%
Mexico                                                                     6.5%
South Korea                                                                6.4%
South Africa                                                               3.8%
Philippines                                                                3.5%
United Kingdom                                                             3.4%
Bermuda                                                                    2.8%
Jersey Channel Islands                                                     2.3%
Taiwan                                                                     2.3%
United Arab Emirates                                                       1.2%
Nigeria                                                                    1.0%
Other (individually less than 1%)                                          3.4%
                                                                         ------
                                                                         100.0%
                                                                         ======

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

BRL      Brazilian Real

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2014 aggregated $37,744,061 and $72,414,435, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2014, in valuing the Portfolio's assets:

                                                                      Level 1        Level 2           Level 3          Total
Preferred Stocks                                                   $    632,925  $             --  $            --   $   632,925
Common Stocks (Foreign)                                                      --                --               --            --
   Energy
      Integrated Oil & Gas                                              211,469           728,416               --       939,885
      Oil & Gas Refining & Marketing                                  1,117,416                --               --     1,117,416
   Materials
      Construction Materials                                             48,389         1,029,075               --     1,077,464
      Diversified Metals & Mining                                         6,958            35,959               --        42,917
   Transportation
      Highways & Railtracks                                           2,368,740                --               --     2,368,740
   Automobiles & Components
      Auto Parts & Equipment                                          2,043,701                --               --     2,043,701
   Food, Beverage & Tobacco
      Packaged Foods & Meats                                            131,880                --               --       131,880
   Banks
      Diversified Banks                                                 714,833         3,830,476               --     4,545,309
   Diversified Financials
      Consumer Finance                                                  194,899                --               --       194,899
   Real Estate
      Diversified REIT                                                  292,981                --               --       292,981
   Software & Services
      Internet Software & Services                                      228,132                --               --       228,132
   Utilities
      Electric Utilities                                                312,955                --               --       312,955
   All Other Common Stocks (Foreign)                                         --        29,085,553               --    29,085,553
Corporate Bonds                                                              --                --          102,401       102,401
Warrants                                                              1,082,716                --               --*    1,082,716
                                                                   ------------  ----------------  ---------------   -----------
Total                                                              $  9,387,994  $     34,709,479  $       102,401   $44,199,874
                                                                   ============  ================  ===============   ===========
Other Financial Instruments
Net unrealized appreciation on forward foreign currency contracts  $         --  $         58,682  $            --   $    58,682
                                                                   ------------  ----------------  ---------------   -----------
Total Other Financial Instruments                                  $         --  $         58,682  $            --        58,682
                                                                   ============  ================  ===============   ===========

*   Security is valued at $0.

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

                                                      Corporate
                                                         Bonds    Warrants    Total
Balance as of 12/31/13                                 $ 93,485    $  --**   $ 93,485
Realized gain (loss)(1)                                      --       --           --
Change in unrealized appreciation (depreciation)(2)       8,916       --        8,916
Net purchases (sales)                                        --       --           --
Transfers in and out of Level 3*                             --       --           --
                                                       --------    -----     --------
Balance as of 6/30/14                                  $102,401    $  --**   $102,401
                                                       ========    =====     ========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended June 30, 2014, there were no transfers between Levels 1, 2 and 3.

**  Security is valued at $0.

    Net change in unrealized appreciation (depreciation) of investments still held as of 6/30/14   $ 8,916
                                                                                                   -------

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months
                                                             Ended
                                                            6/30/14    Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                          (unaudited)   12/31/13    12/31/12    12/31/11    12/31/10    12/31/09
Class I
Net asset value, beginning of period                       $ 25.10     $ 25.95     $ 24.08     $ 31.52     $ 27.34     $ 15.84
                                                           -------     -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.16     $  0.25     $  0.24     $  0.35     $  0.17     $  0.10
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                       1.36       (0.81)       2.53       (7.71)       4.15       11.65
                                                           -------     -------     -------     -------     -------     -------
      Net increase (decrease) from investment operations   $  1.52     $ (0.56)    $  2.77     $ (7.36)    $  4.32     $ 11.75
Distributions to shareowners:
   Net investment income                                   $ (0.17)    $ (0.29)    $ (0.13)    $ (0.08)    $ (0.14)    $ (0.25)
   Net realized gain                                         (0.14)         --       (0.77)         --          --          --
                                                           -------     -------     -------     -------     -------     -------
Total distributions                                        $ (0.31)    $ (0.29)    $ (0.90)    $ (0.08)    $ (0.14)    $ (0.25)
                                                           -------     -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                 $  1.21     $ (0.85)    $  1.87     $ (7.44)    $  4.18     $ 11.50
                                                           -------     -------     -------     -------     -------     -------
Net asset value, end of period                             $ 26.31     $ 25.10     $ 25.95     $ 24.08     $ 31.52     $ 27.34
                                                           =======     =======     =======     =======     =======     =======
Total return*                                                 6.07%      (1.96)%     11.97%     (23.40)%     15.89%      74.64%
Ratio of total expenses to average net assets                 1.55%**     1.45%       1.45%       1.47%       1.45%       1.45%
Ratio of net investment income to average net assets          1.12%**     0.96%       0.93%       1.13%       0.66%       0.72%
Portfolio turnover rate                                        123%**       87%        143%        215%         97%         60%
Net assets, end of period (in thousands)                   $21,981     $32,531     $42,517     $43,727     $65,958     $54,690

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months
                                                             Ended
                                                            6/30/14    Year Ended  Year Ended  Year Ended   Year Ended  Year Ended
                                                          (unaudited)   12/31/13    12/31/12    12/31/11     12/31/10    12/31/09
Class II
Net asset value, beginning of period                        $ 24.73     $ 25.55    $ 23.71     $   31.04    $ 26.94      $ 15.62
                                                            -------     -------    -------     ---------    -------      -------
Increase (decrease) from investment operations:
   Net investment income                                    $  0.15     $  0.19    $  0.18     $    0.27    $  0.13      $  0.07
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                        1.31       (0.79)      2.48         (7.60)      4.06        11.44
                                                            -------     -------    -------     ---------    -------      -------
      Net increase (decrease) from investment operations    $  1.46     $ (0.60)   $  2.66     $   (7.33)   $  4.19      $ 11.51
Distributions to shareowners:
   Net investment income                                    $ (0.05)    $ (0.22)   $ (0.05)    $      --    $ (0.09)     $ (0.19)
   Net realized gain                                          (0.14)         --      (0.77)           --         --           --
                                                            -------     -------    -------     ---------    -------      -------
Total distributions                                         $ (0.19)    $ (0.22)   $ (0.82)    $      --    $ (0.09)     $ (0.19)
                                                            -------     -------    -------     ---------    -------      -------
Net increase (decrease) in net asset value                  $  1.27     $ (0.82)   $  1.84     $   (7.33)   $  4.10      $ 11.32
                                                            -------     -------    -------     ---------    -------      -------
Net asset value, end of period                              $ 26.00     $ 24.73    $ 25.55     $   23.71    $ 31.04      $ 26.94
                                                            =======     =======    =======     =========    =======      =======
Total return*                                                  5.90%      (2.19)%    11.66%       (23.62)%    15.61%       74.02%
Ratio of total expenses to average net assets                  1.77%**     1.70%      1.70%         1.72%      1.70%        1.69%
Ratio of net investment income to average net assets           0.55%**     0.69%      0.71%         0.86%      0.40%        0.45%
Portfolio turnover rate                                         123%**       87%       143%          215%        97%          60%
Net assets, end of period (in thousands)                    $24,683     $45,217    $53,514     $  52,403    $83,293      $82,930

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.


Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $39,661,616)                                     $44,199,874
  Foreign currencies, at value (cost $1,055,112)                                    1,056,746
  Receivables --
     Investment securities sold                                                     4,091,266
     Portfolio shares sold                                                            213,512
     Dividends (net of foreign taxes withheld of $4,555)                              218,729
     Interest                                                                           1,263
  Net unrealized appreciation on forward foreign currency contracts                    58,682
  Other                                                                                 4,292
                                                                                  -----------
         Total assets                                                             $49,844,364
                                                                                  -----------
LIABILITIES:
  Payables --
     Investment securities purchased                                              $ 1,587,788
     Portfolio shares repurchased                                                      51,988
     Trustee fees                                                                         161
  Payable to Custodian                                                              1,471,254
  Due to affiliates                                                                     7,245
  Accrued expenses                                                                     39,164
  Reserve for repatriation taxes                                                       22,575
                                                                                  -----------
        Total liabilities                                                         $ 3,180,175
                                                                                  -----------
NET ASSETS:
  Paid-in capital                                                                 $39,011,187
  Undistributed net investment income                                                 178,855
  Accumulated net realized gain on investments and foreign currency transactions    2,882,074
  Net unrealized appreciation on investments                                        4,538,258
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                    53,815
                                                                                  -----------
        Total net assets                                                          $46,664,189
                                                                                  -----------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $21,981,122/835,477 shares)                                   $     26.31
                                                                                  ===========
  Class II (based on $24,683,067/949,281 shares)                                  $     26.00
                                                                                  ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/14

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $87,346)                         $  793,754
  Interest (net of foreign taxes withheld of $505)                                  2,423
                                                                               ----------
        Total investment income                                                             $  796,177
                                                                                            ----------
EXPENSES:
  Management fees                                                              $  352,931
  Transfer agent fees
     Class I                                                                          750
     Class II                                                                         750
  Distribution fees
     Class II                                                                      43,250
  Administrative reimbursements                                                    17,805
  Custodian fees                                                                   73,636
  Professional fees                                                                30,451
  Printing expense                                                                  7,341
  Fees and expenses of nonaffiliated Trustees                                       3,528
  Miscellaneous                                                                     4,965
                                                                               ----------
     Total expenses                                                                         $  535,407
                                                                                            ----------
        Net investment income                                                               $  260,770
                                                                                            ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments (net of foreign capital gains taxes of $5,161)                $3,286,296
     Futures contracts                                                            (77,511)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                           5,770   $3,214,555
                                                                               ----------   ----------
  Change in net unrealized appreciation (depreciation) on:
     Investments (net increase in reserve for capital gains taxes of $22,575)  $ (742,579)
     Futures contracts                                                            (15,124)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                         (18,171)  $ (775,874)
                                                                               ----------   ----------
  Net gain on investments and foreign currency transactions                                 $2,438,681
                                                                                            ----------
  Net increase in net assets resulting from operations                                      $2,699,451
                                                                                            ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              Six Months
                                                                                 Ended
                                                                                6/30/14       Year Ended
                                                                              (unaudited)      12/31/13
FROM OPERATIONS:
Net investment income                                                        $     260,770   $     667,720
Net realized gain on investments, futures contracts
     and foreign currency transactions                                           3,214,555       3,121,534
Change in net unrealized appreciation (depreciation) on investments
     and foreign currency transactions                                            (775,874)     (6,569,020)
                                                                             -------------   -------------
     Net increase (decrease) in net assets resulting from operations         $   2,699,451   $  (2,779,766)
                                                                             -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class I ($0.17 and $0.29 per share, respectively)                       $    (204,295)  $    (451,200)
     Class II ($0.05 and $0.22 per share, respectively)                            (46,453)       (442,636)
Net realized gain:
     Class I ($0.14 and $0.00 per share, respectively)                            (163,062)             --
     Class II ($0.14 and $0.00 per share, respectively)                           (132,075)             --
                                                                             -------------   -------------
        Total distributions to shareowners                                   $    (545,885)  $    (893,836)
                                                                             -------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                             $   7,896,898   $  18,415,763
Reinvestment of distributions                                                      545,885         893,836
Cost of shares repurchased                                                     (41,679,923)    (33,918,899)
                                                                             -------------   -------------
     Net decrease in net assets resulting from Portfolio share transactions  $ (33,237,140)  $ (14,609,300)
                                                                             -------------   -------------
     Net decrease in net assets                                              $ (31,083,574)  $ (18,282,902)
NET ASSETS:
Beginning of period                                                          $  77,747,763   $  96,030,665
                                                                             -------------   -------------
End of period                                                                $  46,664,189   $  77,747,763
                                                                             =============   =============
Undistributed net investment income                                          $     178,855   $     168,833
                                                                             =============   =============

                                '14 Shares   '14 Amount
                                (unaudited)  (unaudited)      '13 Shares   '13 Amount
CLASS I
Shares sold                         61,214   $   1,526,255     207,043     $  4,980,500
Reinvestment of distributions       13,931         367,357      20,996          451,200
Less shares repurchased           (535,550)    (13,797,193)   (570,778)     (13,614,916)
                                ----------   -------------    --------     ------------
     Net decrease                 (460,405)  $ (11,903,581)   (342,739)    $ (8,183,216)
                                ==========   =============    ========     ============
CLASS II
Shares sold                        266,432   $   6,370,643     559,290     $ 13,435,263
Reinvestment of distributions        6,851         178,528      20,889          442,636
Less shares repurchased         (1,152,582)    (27,882,730)   (846,236)     (20,303,983)
                                ----------   -------------    --------     ------------
     Net decrease                 (879,299)  $ (21,333,559)   (266,057)    $ (6,426,084)
                                ==========   =============    ========     ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such Funds' net asset value.

    The Portfolio invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Portfolio.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

    occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

    At June 30, 2014 there were three securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers) representing 0.2% of net assets.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended June 30, 2014, the Portfolio paid $5,161 in such taxes.

    In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of June 30, 2014, the Portfolio had $22,575 in reserve related to capital gains.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the years ended December 31, 2013 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2013, were as follows:

--------------------------------------------------------------------------------
                                                                         2013
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                       $  893,836
Long-term capital gain                                                        --
                                                                      ----------
  Total distributions                                                 $  893,836
                                                                      ==========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                                         $  250,632
Undistributed long-term capital gain                                     295,061
Unrealized appreciation                                                4,953,743
                                                                      ----------
  Total                                                               $5,499,436
                                                                      ==========

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to PFIC and the mark to market of forward contracts.

E.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $85,277 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2014. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses
    (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F.  Risks

    The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social and economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

    equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.  Futures Contracts

    The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Portfolio. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended June 30, 2014 was $254,711. There are no open futures contacts at six months ended June 30, 2014.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Effective December 1, 2013, Management fees are calculated daily at the annual rate of 1.10% of the Portfolio's average daily net assets. Prior to December 1, 2013, management fees were calculated daily at the annual rate of 1.15% of the Portfolio's average daily net asset.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,324 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $249 in transfer agent fees payable to PIMSS at June 30, 2014.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $672 in distribution fees payable to PFD at June 30, 2014.

5. Forward Foreign Currency Contracts

The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The average value of contracts open during the six months ended June 30, 2014 was $106,728. As of June 30, 2014, open contracts were as follows.

--------------------------------------------------------------------------------------------
                                                                                   Net
                                                                                Unrealized
                           Net Contracts  In Exchange  Settlement              Appreciation
Currency                    to Deliver        for         Date       Value    (Depreciation)
--------------------------------------------------------------------------------------------
BRL (Brazilian Real)           (101,830)  $    46,030    7/1/14    $  46,234  $       204
BRL (Brazilian Real)           (315,537)      142,632    7/1/14      143,263          631
BRL (Brazilian Real)           (201,944)       91,284    7/1/14       91,688          404
BRL (Brazilian Real)          1,201,793       547,638    7/1/14      543,244       (4,394)
BRL (Brazilian Real)            205,050        93,438    7/1/14       92,688         (750)
BRL (Brazilian Real)          2,288,000     1,000,000   9/10/14    1,013,465       13,465
CAD (Canadian Dollar)          (121,115)      113,584    7/2/14      113,223         (361)
EUR (Euro)                      (99,930)      136,864    7/2/14      136,225         (639)
EUR (Euro)                   (2,141,765)    2,933,548   7/17/14    2,976,551       43,003
HKD (Hong Kong Dollar)         (711,864)       91,847    7/2/14       91,845           (2)
HKD (Hong Kong Dollar)          (58,725)        7,576    7/2/14        7,576           --
HKD (Hong Kong Dollar)         (706,794)       91,193    7/2/14       91,191           (2)
HKD (Hong Kong Dollar)         (709,487)       91,540    7/2/14       91,525          (15)
HKD (Hong Kong Dollar)        2,527,451       326,093    7/2/14      326,101            8
JPY (Japanese Yen)             (125,550)        1,240    7/1/14        1,237           (3)
JPY (Japanese Yen)             (125,280)        1,237    7/1/14        1,232           (5)
JPY (Japanese Yen)             (652,744)        6,444    7/2/14        6,430          (14)
JPY (Japanese Yen)           (41,475,88)      405,847   7/17/14      409,548        3,701
JPY (Japanese Yen)            41,475,88       409,548   7/17/14      407,368       (2,180)
KRW (South Korean Won)       (3,014,841)        2,979    7/1/14        2,977           (2)
KRW (South Korean Won)     (135,308,708)      133,704    7/1/14      133,636          (68)
MXN (Mexican Peso)           (1,344,531)      103,495    7/1/14      103,242         (253)
MXN (Mexican Peso)           (3,409,358)      262,436    7/1/14      261,795         (641)
MXN (Mexican Peso)             (178,314)       13,725    7/1/14       13,703          (22)
MXN (Mexican Peso)           (1,818,404)      139,972    7/1/14      139,630         (342)
MXN (Mexican Peso)            3,893,184       298,946    7/1/14      299,678          732
MXN (Mexican Peso)            1,205,912        92,922    7/2/14       92,825          (97)
PHP (Philippines Peso)        4,101,926        93,736    7/1/14       94,026          290
SGD (Singapore Dollar)         (109,533)       87,855    7/2/14       87,612         (243)
TWD (New Taiwan Dollar)      (2,751,185)       92,097    7/1/14       92,092           (5)
TWD (New Taiwan Dollar)     (11,289,663)      377,928    7/1/14      377,909          (19)
TWD (New Taiwan Dollar)      (1,354,210)       45,332    7/1/14       45,330           (2)
ZAR (South African Rand)     (2,344,105)      220,283    7/1/14      221,866        1,583
ZAR (South African Rand)     (1,484,975)      139,548    7/1/14      139,259         (289)
ZAR (South African Rand)     (2,510,728)      235,941    7/1/14      235,452         (489)
ZAR (South African Rand)     (1,192,072)      112,023    7/1/14      112,828          805
ZAR (South African Rand)       (884,446)       83,114    7/1/14       83,711          597
ZAR (South African Rand)     (1,457,633)      136,979    7/1/14      136,695         (284)
ZAR (South African Rand)       (975,980)       91,716    7/3/14       91,470         (246)
ZAR (South African Rand)     (1,003,199)       94,274    7/3/14       94,047         (227)
ZAR (South African Rand)     11,528,697     1,075,687   7/17/14    1,080,531        4,844
ZAR (South African Rand)       (731,052)       68,643   7/17/14       68,652            9
--------------------------------------------------------------------------------------------
Total                                                                         $    58,682
--------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

6. Offsetting Assets and Liabilities

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of June 30, 2014.

----------------------------------------------------------------------------------------------------------
Assets:
                                                         Net              Gross Amounts
                                                      Amounts of        Not Offset in the
                                         Gross          Assets             Statement of
                                        Amounts        Presented      Assets and Liabilities
                           Gross     Offset in the      in the      -------------------------
                        Amounts of   Statement of    Statement of                     Cash
                        Recognized    Assets and      Assets and     Financial     Collateral
Description               Assets      Liabilities     Liabilities   Instruments     Received    Net Amount
----------------------------------------------------------------------------------------------------------
Forward foreign
  currency contracts     $ 70,276       $(11,594)      $ 58,682       $     --       $    --      $58,682
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Liabilities:
                                                         Net              Gross Amounts
                                                      Amounts of        Not Offset in the
                                         Gross          Assets             Statement of
                                        Amounts        Presented      Assets and Liabilities
                           Gross     Offset in the      in the      -------------------------
                        Amounts of   Statement of    Statement of                     Cash
                        Recognized    Assets and      Assets and     Financial     Collateral
Description               Assets      Liabilities     Liabilities   Instruments      Pledged    Net Amount
----------------------------------------------------------------------------------------------------------
Forward foreign
  currency contracts      $ 11,594     $(11,594)       $      --      $     --       $    --      $    --
----------------------------------------------------------------------------------------------------------

7. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of June 30, 2014 were as follows:

-----------------------------------------------------------------------------------------------------------------
        Derivatives Not
        Accounted for as                    Asset Derivatives 2014                Liabilities Derivatives 2014
      Hedging Instruments            ----------------------------------------------------------------------------
        Under Accounting                 Statement of Assets                        Statement of Assets
     Standards Codification                 and Liabilities                             and Liabilities
            (ASC) 815                          Location            Value                   Location        Value
-----------------------------------------------------------------------------------------------------------------
Forward foreign currency contracts    Net unrealized                          Net unrealized
                                      appreciation on forward                 depreciation on forward
                                      foreign currency contracts   $58,682    foreign currency contracts   $   --
                                                                   -------                                 ------
  Total                                                            $58,682                                 $   --
-----------------------------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2014 was as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               Change in
                                                                                                              Unrealized
                                                                                        Realized Gain       Appreciation or
Derivatives Not Accounted for                                                            or (Loss) on      (Depreciation) on
as Hedging Instruments Under               Location of Gain or (Loss)                    Derivatives          Derivatives
    Accounting Standards                   on Derivatives Recognized                     Recognized          Recognized in
    Codification (ASC) 815                            in Income                           in Income             Income
-----------------------------------------------------------------------------------------------------------------------------
Forward foreign currency contracts      Net realized gain (loss) on forward foreign
                                        currency contracts and other assets and
                                        liabilities denominated in foreign currencies      $  5,770

Forward foreign currency contracts      Change in unrealized appreciation
                                        (depreciation) on forward foreign currency
                                        contracts and other assets and liabilities
                                        denominated in foreign currencies                                       $ 18,171

Futures contracts                       Net realized gain (loss) on futures contracts      $(77,511)

Futures contracts                       Change in unrealized appreciation
                                        (depreciation) on futures contracts                                     $(15,124)
-----------------------------------------------------------------------------------------------------------------------------

8.  Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Portfolio, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Portfolio's independent registered public accounting firm for the fiscal year ending December 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Portfolio's independent registered public accounting firm, effective upon completion of the audit of the Portfolio's financial statements for the fiscal year ended December 31, 2013.

During the periods that Ernst & Young LLP served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, Ernst & Young LLP's reports on the financial statements of the Portfolio have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v)of Regulation S-K under the Securities Exchange Act of 1934.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                       Trustees
Daniel K. Kingsbury, President*                Thomas J. Perna, Chairman
Mark D. Goodwin, Executive Vice President      David R. Bock
Mark E. Bradley, Treasurer**                   Benjamin M. Friedman
Christopher J. Kelley, Secretary               Margaret B.W. Graham
                                               Daniel K. Kingsbury*
                                               Marguerite A. Piret
                                               Kenneth J. Taubes
                                               Stephen K. West***

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*   Chief Executive Officer of the Portfolios. Resigned effective August 8,
    2014.

**  Chief Financial and Accounting Officer of the Portfolios

*** Retired effective July 15, 2014.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19618-08-0814

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2014

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     8

  Financial Statements                                                       12

  Notes to Financial Statements                                              17

  Trustees, Officers and Service Providers                                   29

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/14
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                        88.8%
International Common Stocks                                                9.1%
Depositary Receipts for International Stocks                               2.1%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                19.3%
Consumer Staples                                                          15.0%
Health Care                                                               14.0%
Utilities                                                                 10.5%
Information Technology                                                     8.7%
Materials                                                                  8.5%
Consumer Discretionary                                                     8.2%
Industrials                                                                7.6%
Energy                                                                     6.2%
Telecommunication Services                                                 2.0%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
1. The Valspar Corp.                                                      3.47%
--------------------------------------------------------------------------------
2. US Bancorp                                                             2.01
--------------------------------------------------------------------------------
3. Wells Fargo & Co.                                                      2.00
--------------------------------------------------------------------------------
4. Cedar Fair LP                                                          1.95
--------------------------------------------------------------------------------
5. The Chubb Corp.                                                        1.93
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/14
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                         6/30/14               12/31/13
      Class I                                      $28.90                $27.04
      Class II                                     $29.06                $27.20

                                  Net
Distributions per Share           Investment     Short-Term        Long-Term
(1/1/14 - 6/30/14)                Income         Capital Gains     Capital Gains
      Class I                     $0.3600        $-                $-
      Class II                    $0.3300        $-                $-

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Equity Income VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                           Pioneer Equity Income      Pioneer Equity Income       Russell 1000
                           VCT Portfolio, Class I     VCT Portfolio, Class II     Value Index
6/30/2004                  $10,000                    $10,000                     $10,000
6/30/2005                  $11,416                    $11,390                     $11,406
6/30/2006                  $12,857                    $12,794                     $12,786
6/30/2007                  $15,663                    $15,542                     $15,582
6/30/2008                  $13,531                    $13,393                     $12,656
6/30/2009                  $ 9,641                    $ 9,520                     $ 8,982
6/30/2010                  $11,396                    $11,223                     $10,501
6/30/2011                  $15,104                    $14,835                     $13,541
6/30/2012                  $15,445                    $15,130                     $13,948
6/30/2013                  $18,524                    $18,100                     $17,479
6/30/2014                  $22,718                    $22,145                     $21,641

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2014)

--------------------------------------------------------------------------------
                                                                    Russell 1000
                              Class I           Class II             Value Index
--------------------------------------------------------------------------------
10 Years                        8.55%              8.28%                  8.03%
5 Years                        18.70%             18.39%                 19.23%
1 Year                         22.65%             22.35%                 23.81%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from January 1, 2014, through June 30, 2014.

Share Class                                            I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/14                   $1,000.00          $1,000.00
Ending Account Value on 6/30/14                     $1,082.50          $1,080.90
Expenses Paid During Period*                        $    3.72          $    5.00

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% and 0.97% for Class I and II respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2014, through June 30, 2014.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/14                   $1,000.00          $1,000.00
Ending Account Value on 6/30/14                     $1,021.22          $1,019.98
Expenses Paid During Period*                        $    3.61          $    4.86


* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% and 0.97% for Class I and II respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/14
--------------------------------------------------------------------------------

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, John Carey, Executive Vice President and Head of U.S. Core Value at Pioneer Investments, discusses the investment environment during the six-month period ended June 30, 2014, and Pioneer Equity Income VCT Portfolio's performance during the period. Mr. Carey is responsible for the day-to-day management of the Portfolio.

Q: How would you describe the market for equities during the six-month period ended June 30, 2014, particularly for the types of equities deemed appropriate for the Portfolio?

A: As the new year of 2014 began, the U.S. stock market as measured by the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index), paused after its strong advance in 2013, treaded water for a couple of weeks, and then took a sharp plunge into early February. After that, though, the market staged a strong recovery. By the end of the period, the Russell Index showed a gain for the full six months. So, while volatile, the market was positive during the period, and patient investors were able to reap rewards. Value stocks, as measured by the Russell Index (+8.28%), on balance outperformed growth stocks, as measured by Russell 1000 Growth Index (+6.31%), but bookend to bookend, the period was a good one for most stocks.

    While general economic data and corporate earnings have continued to trace an upward course, geopolitical events have caused the market some concerns. The conflict in the Ukraine, tensions between China and its neighbors, and continued chaos in several of the countries in the Middle East have all caught the attention of investors and led them to worry about potential disruptions to trade and to supply of certain raw materials. The prospect for higher interest rates as we move through 2014 and into 2015 has likewise remained an anxiety. And, while inflation numbers have stayed modest, a rise in the price of several commodities as well as increasing costs of services have led to a view that inflation could at some point ramp up. The correction we saw in the stock market during the second half of January 2014 resulted, we think, from those jitters, and also from pessimism about first calendar quarter 2014 corporate earnings due to the cold, snowy weather conditions in much of the U.S. over the winter months.

    In the event, the "macroeconomic" risks stayed contained through the end of the six-month reporting period, and first-quarter earnings came in meaningfully above expectations. So, after the sinking spell, it was off to the races for stocks once again. However, we would keep a weather eye and stay cognizant of risks.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Q: How did the Portfolio perform in that environment during the six-month period ended June 30, 2014?

A: The Portfolio's Class I shares returned 8.25% at net asset value during the six-month period ended June 30, 2014, and Class II shares returned 8.09%, while the Portfolio's benchmark, the Russell Index, returned 8.28%. During the same period, the average return of the 65 variable portfolios in Lipper's Equity Income Underlying Funds category was 6.87%.

Q: Could you please talk in more detail about the Portfolio's performance during the six-month period ended June 30, 2014?

A: While the Portfolio's absolute results were positive, they slightly lagged relative to the benchmark during the period. The reason for the Portfolio's underperformance was stock selection, primarily in three sectors: energy, industrials, and financials. Sector allocation decisions were positive with respect to performance results, with slight performance advantages deriving from the Portfolio's overweight in the strong-performing utilities sector and an underweight in the below-average-performing financials sector; and slight performance disadvantages attributable to the Portfolio's overweight to the below-average-performing consumer staples sector and an underweight in the strong-performing energy sector.

    With regard to stock selection, the Portfolio lost relative performance due to its overweight positions in the underperforming energy stock Marathon Petroleum and the underperforming financials Chubb and Swedbank. The Portfolio benefited from an overweight position in consumer staples stock Hillshire Brands, which received premium takeover offers from two different companies, and from a large underweight to the weak-performing energy stock ExxonMobil.

    After reviewing the Portfolio, we elected to retain the long-term positions in the underperformers noted (Marathon, Chubb, and Swedbank), due to our estimates of continued good business prospects for all of the companies over the longer term.

Q: Could you please discuss the changes you made to the Portfolio during the six-month period ended June 30, 2014?

A: We added eighteen positions to the Portfolio and eliminated thirteen during the six-month period. Additions included: Glaxo Smith Kline and Roche in pharmaceuticals; Randstad Holding, a temporary-help company with offices worldwide; Cameco, an important uranium miner; Bank of America and JPMorgan Chase in diversified financials; Prudential in life insurance; State Street, a prominent provider of services to the financial industry and also a large money manager; and Chesapeake Lodging Trust, a real estate investment trust (REIT) focused, as its name suggests, on hotels. Also new were: MeadWestvaco, a global packaging and paper company; Rexel, a French-based electrical equipment distributor; CBS Outdoor and Meredith in media; Pinnacle Foods in consumer staples; Camden Property Trust, a REIT specializing in apartments; AT&T, the worldwide telecom services provider; and Macy's and Foot Locker, successful retailers.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/14                              (continued)
--------------------------------------------------------------------------------

    Sales during the six-month period included one big winner, Hillshire Brands, recipient of takeover offers at a premium to the Portfolio's original cost. On the basis of our relative-value analysis, we sold Chevron, Seadrill, and Conoco (energy). Other liquidations were of the Portfolio's positions in LyondellBasell Industries, BHP Billiton, Freeport McMoRan, Rio Tinto, International Paper, Apple, Maxim Integrated Products, Vodafone, and Consolidated Edison. In each case, we judged that other new or existing Portfolio holdings represented better long-term value.

Q: The Portfolio typically places an emphasis on dividend-paying stocks. Would you describe the environment for dividends as positive or negative during the six-month period ended June 30, 2014?

A: Companies in the U.S. and Europe, the Portfolio's two principal investment "hunting grounds," continue to place significant emphasis on dividend* payments and increases in the rate of dividend payments as ways to keep current investors "on board" while attracting new investors. With the very low short-term interest rates in both the U.S. and Europe, investors desiring current income can potentially find worthwhile income-generating opportunities in the stock market. Secondly, with the still moderate rate of capital spending and high levels of profit generation, a lot of companies are finding themselves with cash that they feel they do not need for their day-to-day operations, and they are both paying higher dividends and repurchasing their own stock in order to reduce their cash balances. A note of caution, though: with capacity utilization nudging higher and worker productivity no longer increasing, many companies may find that they do, afterall, have to spend more money on new plant and equipment. Strategic mergers and acquisitions in a growing, but historically relatively slowly growing, economy may also make more and more sense to companies. Hence, other uses for excess cash may lead to lower rates of dividend growth as we continue moving through this business cycle.

Q: With the Federal Reserve's (Fed's) tapering of its QE (quantitative easing) program underway and the harsh winter of 2013-14 behind us, what is your outlook on the U.S economy and the equity markets for the remainder of the Portfolio's fiscal year ending December 31, 2014?

A: Intermediate and longer-term interest rates had actually come down a bit by the end of the Portfolio's June 30, 2014, semiannual reporting period. The bond market reflected an apparent investor view that too much pessimism about interest rates had come into that market after the Fed's initial talk of QE tapering in May 2013. There has just not been the inflation, the borrowing demand, or the rate of economic growth that would naturally push rates higher, and so even with the Fed's tapering, investors have come back into bonds. As we noted previously, we would be wary of complacency in regard to inflation in particular, and we would not view the current, almost ideal conditions for borrowers, almost no matter what their capacity for repayment, as a permanent state of affairs. Time will tell. Otherwise, in regard to stocks, we are also of the mind that investors have become complacent about the ability of companies to maintain their current, high profit margins, especially without an .increase in worker productivity.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

    Our approach, as always, is to favor companies we believe have strong balance sheets, astute and committed managements, industry-leading positions, positive long-term earnings trends, and attractive valuations. In this time of possibly significant geopolitical risks we are also steering away from investing in companies that are unusually exposed to one or another of the world's potential flash points. It is our intention to keep the Portfolio broadly diversified** and invested in companies with experience in working through challenging times and conditions.

    Thank you very much for your support.

*   Dividends are not guaranteed.

** Diversification does not assure a profit nor protect against loss in a declining market.

Please refer to the Schedule of Investments on pages 8 to 11 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

        Shares                                                            Value
                 COMMON STOCKS - 98.3%
                 Energy - 6.1%
                 Integrated Oil & Gas - 2.6%
        40,331   Exxon Mobil Corp.                                  $ 4,060,525
        21,941   Occidental Petroleum Corp.                           2,251,805
                                                                    -----------
                                                                    $ 6,312,330
                                                                    -----------
                 Oil & Gas Exploration &
                 Production - 0.8%
        48,349   Marathon Oil Corp.                                 $ 1,930,092
                                                                    -----------
                 Oil & Gas Refining &
                 Marketing - 1.0%
        31,984   Marathon Petroleum Corp.*                          $ 2,496,991
                                                                    -----------
                 Oil & Gas Storage &
                 Transportation - 1.3%
        72,516   Spectra Energy Corp.                               $ 3,080,480
                                                                    -----------
                 Coal & Consumable Fuels - 0.4%
        52,334   Cameco Corp.                                       $ 1,026,270
                                                                    -----------
                 Total Energy                                       $14,846,163
                                                                    -----------
                 Materials - 8.4%
                 Diversified Chemicals - 1.2%
        17,245   EI du Pont de Nemours & Co.                        $ 1,128,513
        33,584   The Dow Chemical Co.                                 1,728,233
                                                                    -----------
                                                                    $ 2,856,746
                                                                    -----------
                 Specialty Chemicals - 4.5%
           665   Givaudan SA                                        $ 1,109,521
        30,143   Johnson Matthey Plc                                  1,598,488
       108,606   The Valspar Corp.                                    8,274,691
                                                                    -----------
                                                                    $10,982,700
                                                                    -----------
                 Paper Packaging - 1.2%
        27,243   MeadWestvaco Corp.                                 $ 1,205,775
        41,913   Sonoco Products Co.                                  1,841,238
                                                                    -----------
                                                                    $ 3,047,013
                                                                    -----------
                 Diversified Metals &
                 Mining - 1.5%
        37,048   Compass Minerals International, Inc.               $ 3,546,976
                                                                    -----------
                 Total Materials                                    $20,433,435
                                                                    -----------
                 Capital Goods - 5.6%
                 Aerospace & Defense - 1.0%
        21,128   United Technologies Corp.                          $ 2,439,228
                                                                    -----------
                 Electrical Components &
                 Equipment - 0.7%
        21,588   Eaton Corp. Plc                                    $ 1,666,162
                                                                    -----------
                 Industrial Conglomerates - 1.5%
       139,465   General Electric Co.                               $ 3,665,140
                                                                    -----------
                 Industrial Machinery - 1.4%
        95,518   The Gorman-Rupp Co.                                $ 3,378,472
                                                                    -----------
                 Trading Companies &
                 Distributors - 1.0%
        34,452   Rexel SA                                           $   805,928
        27,863   Wolseley Plc                                         1,526,673
                                                                    -----------
                                                                    $ 2,332,601
                                                                    -----------
                 Total Capital Goods                                $13,481,603
                                                                    -----------
                 Commercial Services &
                 Supplies - 2.0%
                 Office Services &
                 Supplies - 0.7%
        31,086   MSA Safety, Inc.                                   $ 1,786,823
                                                                    -----------
                 Diversified Support
                 Services - 0.9%
        43,434   G&K Services, Inc.                                 $ 2,261,608
                                                                    -----------
                 Human Resource &
                 Employment Services - 0.4%
        15,712   Randstad Holding NV                                $   851,943
                                                                    -----------
                 Total Commercial Services
                 & Supplies                                         $ 4,900,374
                                                                    -----------
                 Automobiles &
                 Components - 0.7%
                 Automobile Manufacturers - 0.7%
        98,192   Ford Motor Co.                                     $ 1,692,830
                                                                    -----------
                 Total Automobiles
                 & Components                                       $ 1,692,830
                                                                    -----------
                 Consumer Durables &
                 Apparel - 0.6%
                 Household Appliances - 0.6%
        58,170   Electrolux AB                                      $ 1,470,433
                                                                    -----------
                 Total Consumer Durables
                 & Apparel                                          $ 1,470,433
                                                                    -----------
                 Consumer Services - 2.9%
                 Hotels, Resorts & Cruise
                 Lines - 1.0%
        46,176   InterContinental Hotels Group Plc                  $ 1,912,371
        12,220   InterContinental Hotels Group
                 Plc (A.D.R.)                                           507,252
                                                                    -----------
                                                                    $ 2,419,623
                                                                    -----------
                 Leisure Facilities - 1.9%
        88,203   Cedar Fair LP                                      $ 4,665,939
                                                                    -----------
                 Total Consumer Services                            $ 7,085,562
                                                                    -----------
                 Media - 1.9%
                 Advertising - 0.4%
        30,088   CBS Outdoor Americas, Inc.                         $   983,276
                                                                    -----------
                 Movies & Entertainment - 0.6%
        67,717   Regal Entertainment Group                          $ 1,428,829
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

        Shares                                                            Value
                 Publishing - 0.9%
        15,281   John Wiley & Sons, Inc.                            $   925,876
        23,644   Meredith Corp.                                       1,143,424
                                                                    -----------
                                                                    $ 2,069,300
                                                                    -----------
                 Total Media                                        $ 4,481,405
                                                                    -----------
                 Retailing - 2.1%
                 Distributors - 1.0%
        27,959   Genuine Parts Co.                                  $ 2,454,800
                                                                    -----------
                 Department Stores - 0.8%
        33,896   Macy's, Inc.                                       $ 1,966,646
                                                                    -----------
                 Apparel Retail - 0.3%
        12,089   Foot Locker, Inc.                                  $   613,154
                                                                    -----------
                 Total Retailing                                    $ 5,034,600
                                                                    -----------
                 Food & Staples Retailing - 0.3%
                 Food Retail - 0.3%
       136,413   J Sainsbury Plc                                    $   736,235
                                                                    -----------
                 Total Food & Staples Retailing                     $   736,235
                                                                    -----------
                 Food, Beverage &
                 Tobacco - 12.0%
                 Soft Drinks - 1.6%
        51,947   Dr. Pepper Snapple Group, Inc.                     $ 3,043,055
         8,865   PepsiCo., Inc.                                         791,999
                                                                    -----------
                                                                    $ 3,835,054
                                                                    -----------
                 Packaged Foods &
                 Meats - 10.4%
        66,001   Campbell Soup Co.                                  $ 3,023,506
        58,882   General Mills, Inc.                                  3,093,660
        10,131   John B Sanfilippo & Son, Inc.                          268,168
        49,249   Kellogg Co.                                          3,235,659
        66,349   Kraft Foods Group, Inc.*                             3,977,623
        13,718   McCormick & Co., Inc.                                  982,072
       111,746   Mondelez International, Inc.                         4,202,767
        76,711   Pinnacle Foods, Inc.                                 2,523,792
        41,736   The Hershey Co.                                      4,063,834
                                                                    -----------
                                                                    $25,371,081
                                                                    -----------
                 Total Food, Beverage & Tobacco                     $29,206,135
                                                                    -----------
                 Household & Personal
                 Products - 2.4%
                 Household Products - 2.4%
        19,774   Kimberly-Clark Corp.                               $ 2,199,264
        28,075   The Clorox Co.                                       2,566,055
        14,246   The Procter & Gamble Co.                             1,119,593
                                                                    -----------
                                                                    $ 5,884,912
                                                                    -----------
                 Total Household & Personal Products                $ 5,884,912
                                                                    -----------
                 Health Care Equipment
                 & Services - 6.0%
                 Health Care Equipment - 4.3%
        43,811   Abbott Laboratories                                $ 1,791,870
        36,365   Becton Dickinson and Co.                             4,301,980
        25,374   Medtronic, Inc.                                      1,617,846
       156,356   Smith & Nephew Plc                                   2,779,017
                                                                    -----------
                                                                    $10,490,713
                                                                    -----------
                 Health Care Distributors - 1.7%
        23,774   Cardinal Health, Inc.                              $ 1,629,945
        74,964   Owens & Minor, Inc.                                  2,547,277
                                                                    -----------
                                                                    $ 4,177,222
                                                                    -----------
                 Total Health Care Equipment
                 & Services                                         $14,667,935
                                                                    -----------
                 Pharmaceuticals,
                 Biotechnology & Life
                 Sciences - 7.7%
                 Pharmaceuticals - 7.7%
        45,027   AbbVie, Inc.                                       $ 2,541,324
        25,888   AstraZeneca Plc (A.D.R.)                             1,923,737
        38,225   Eli Lilly & Co.                                      2,376,448
        11,226   GlaxoSmithKline Plc (A.D.R.)                           600,366
        36,964   Johnson & Johnson                                    3,867,174
        77,585   Merck & Co., Inc.                                    4,488,292
        11,323   Novartis AG (A.D.R.)                                 1,025,071
        23,775   Pfizer, Inc.                                           705,642
        15,744   Roche Holding AG (A.D.R.)                              587,251
        19,999   Zoetis, Inc.                                           645,368
                                                                    -----------
                                                                    $18,760,673
                                                                    -----------
                 Total Pharmaceuticals,
                 Biotechnology & Life Sciences                      $18,760,673
                                                                    -----------
                 Banks - 10.6%
                 Diversified Banks - 6.8%
        38,703   Canadian Imperial Bank
                 of Commerce                                        $ 3,524,394
       133,704   Swedbank AB                                          3,543,788
       110,674   US Bancorp                                           4,794,398
        90,710   Wells Fargo & Co.                                    4,767,718
                                                                    -----------
                                                                    $16,630,298
                                                                    -----------
                 Regional Banks - 2.3%
        67,168   BB&T Corp.                                         $ 2,648,434
        32,428   The PNC Financial Services Group, Inc.               2,887,713
                                                                    -----------
                                                                    $ 5,536,147
                                                                    -----------
                 Thrifts & Mortgage
                 Finance - 1.5%
       149,164   New York Community Bancorp, Inc.                   $ 2,383,641
        83,044   People's United Financial, Inc.                      1,259,777
                                                                    -----------
                                                                    $ 3,643,418
                                                                    -----------
                 Total Banks                                        $25,809,863
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

        Shares                                                            Value
                 Diversified Financials - 2.9%
                 Other Diversified Financial
                 Services - 1.1%
        85,926   Bank of America Corp.                              $ 1,320,683
        23,641   JPMorgan Chase & Co.                                 1,362,194
                                                                    -----------
                                                                    $ 2,682,877
                                                                    -----------
                 Asset Management &
                 Custody Banks - 1.8%
        42,702   Federated Investors, Inc. (Class B)                $ 1,320,346
         9,141   Northern Trust Corp.                                   586,944
        35,972   State Street Corp.                                   2,419,477
                                                                    -----------
                                                                    $ 4,326,767
                                                                    -----------
                 Total Diversified Financials                       $ 7,009,644
                                                                    -----------
                 Insurance - 3.8%
                 Life & Health Insurance - 0.5%
        14,326   Prudential Financial, Inc.                         $ 1,271,719
                                                                    -----------
                 Property & Casualty
                 Insurance - 3.3%
        49,901   The Chubb Corp.                                    $ 4,599,375
        36,829   The Travelers Companies, Inc.                        3,464,504
                                                                    -----------
                                                                    $ 8,063,879
                                                                    -----------
                 Total Insurance                                    $ 9,335,598
                                                                    -----------
                 Real Estate - 1.7%
                 Office REIT - 0.3%
        10,036   Alexandria Real Estate Equities, Inc.              $   779,195
                                                                    -----------
                 Residential REIT - 0.6%
        19,332   Camden Property Trust                              $ 1,375,472
                                                                    -----------
                 Specialized REIT - 0.8%
        65,980   Chesapeake Lodging Trust                           $ 1,994,575
                                                                    -----------
                 Total Real Estate                                  $ 4,149,242
                                                                    -----------
                 Software & Services - 1.4%
                 IT Consulting & Other
                 Services - 0.4%
        14,532   Leidos Holdings, Inc.                              $   557,157
         9,980   Science Applications International
                 Corp.*                                                 440,717
                                                                    -----------
                                                                    $   997,874
                                                                    -----------
                 Systems Software - 1.0%
        58,823   Microsoft Corp.                                    $ 2,452,919
                                                                    -----------
                 Total Software & Services                          $ 3,450,793
                                                                    -----------
                 Technology Hardware &
                 Equipment - 1.0%
                 Computer Hardware - 0.4%
        30,455   Hewlett-Packard Co.                                $ 1,025,724
                                                                    -----------
                 Technology Distributors - 0.6%
        13,368   Anixter International, Inc.*                       $ 1,337,736
                                                                    -----------
                 Total Technology Hardware
                 & Equipment                                        $ 2,363,460
                                                                    -----------
                 Semiconductors &
                 Semiconductor Equipment - 6.3%
                 Semiconductor Equipment - 0.2%
        11,607   Cabot Microelectronics Corp.*                      $   518,253
                                                                    -----------
                 Semiconductors - 6.1%
        45,088   Analog Devices, Inc.                               $ 2,437,908
        82,564   Intel Corp.                                          2,551,228
        43,428   Linear Technology Corp.                              2,044,156
        79,564   Microchip Technology, Inc.                           3,883,519
        71,402   NVIDIA Corp.                                         1,323,793
        50,898   Xilinx, Inc.                                         2,407,984
                                                                    -----------
                                                                    $14,648,588
                                                                    -----------
                 Total Semiconductors &
                 Semiconductor Equipment                            $15,166,841
                                                                    -----------
                 Telecommunication
                 Services - 1.5%
                 Integrated Telecommunication
                 Services - 1.5%
        27,063   AT&T, Inc.                                         $   956,948
       329,620   Singapore Telecommunications, Ltd.                   1,017,876
        34,861   Verizon Communications, Inc.                         1,705,749
                                                                    -----------
                                                                    $ 3,680,573
                                                                    -----------
                 Total Telecommunication
                 Services                                           $ 3,680,573
                                                                    -----------
                 Utilities - 10.3%
                 Electric Utilities - 3.6%
        42,450   American Electric Power Co., Inc.                  $ 2,367,436
        13,699   Duke Energy Corp.*                                   1,016,329
        17,033   NextEra Energy, Inc.*                                1,745,542
        28,485   Northeast Utilities                                  1,346,486
        28,580   The Southern Co.                                     1,296,960
        28,773   Westar Energy, Inc.                                  1,098,841
                                                                    -----------
                                                                    $ 8,871,594
                                                                    -----------
                 Gas Utilities - 3.3%
        54,227   AGL Resources, Inc.                                $ 2,984,112
        34,835   National Fuel Gas Co.                                2,727,580
        95,900   Questar Corp.                                        2,378,320
                                                                    -----------
                                                                    $ 8,090,012
                                                                    -----------
                 Multi-Utilities - 2.8%
        61,173   Alliant Energy Corp.                               $ 3,722,989
        73,246   Ameren Corp.                                         2,994,296
                                                                    -----------
                                                                    $ 6,717,285
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

        Shares                                                            Value
                 Water Utilities - 0.6%
        28,485   American Water Works Co., Inc.                    $  1,408,583
                                                                   ------------
                 Total Utilities                                   $ 25,087,474
                                                                   ------------
                 TOTAL COMMON STOCKS
                 (Cost $169,838,085)                               $238,735,783
                                                                   ------------
                 TOTAL INVESTMENT IN
                 SECURITIES - 98.3%
                 (Cost $169,838,085) (a)                           $238,735,783
                                                                   ------------
                 OTHER ASSETS &
                 LIABILITIES - 1.7%                                $  4,062,343
                                                                   ------------
                 TOTAL NET ASSETS - 100.0%                         $242,798,126
                                                                   ------------

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

REIT      Real Estate Investment Trust.

(a) At June 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $168,584,178 was as follows:

                 Aggregate gross unrealized appreciation for all
                 investments in which there is an excess of value
                 over tax cost                                     $ 71,273,236

                 Aggregate gross unrealized depreciation for all
                 investments in which there is an excess of tax
                 cost over value                                     (1,121,631)
                                                                   ------------
                 Net unrealized appreciation                       $ 70,151,605
                                                                   ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2014 aggregated $44,629,119 and $50,690,897, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2014, in valuing the Portfolio's investments:

                                  Level 1         Level 2           Level 3        Total
 Common Stocks                 $238,735,783       $    --           $    --    $238,735,783
                               ------------       -------           -------    ------------
       Total                   $238,735,783       $    --           $    --    $238,735,783
                               ============       =======           =======    ============

During the six months ended June 30, 2014, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      Six Months
                                                         Ended
                                                        6/30/14      Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                      (unaudited)     12/31/13     12/31/12     12/31/11     12/31/10     12/31/09
Class I
Net asset value, beginning of period                  $  27.04       $ 21.48      $ 20.26      $ 19.57      $ 16.75      $ 15.18
                                                      --------       --------     -------      -------      -------      -------
Increase from investment operations:
    Net investment income                             $   0.51       $  0.64      $  0.94      $  0.55      $  0.44      $  0.47
    Net realized and unrealized gain on investments       1.71          5.55         1.13         0.62         2.79         1.60
                                                      --------       -------      -------      -------      -------      -------
           Net increase from investment operations    $   2.22       $  6.19      $  2.07      $  1.17      $  3.23      $  2.07
Distributions to shareowners:
    Net investment income                             $  (0.36)      $ (0.63)     $ (0.85)     $ (0.48)     $ (0.41)     $ (0.50)
                                                      --------       -------      -------      -------      -------      -------
       Net increase in net asset value                $   1.86       $  5.56      $  1.22      $  0.69      $  2.82      $  1.57
                                                      --------       -------      -------      -------      -------      -------
Net asset value, end of period                        $  28.90       $ 27.04      $ 21.48      $ 20.26      $ 19.57      $ 16.75
                                                      ========       =======      =======      =======      =======      =======
Total return*                                             8.25%        29.10%       10.30%        6.03%       19.56%       14.14%
Ratio of net expenses to average net assets               0.72%**       0.72%        0.75%        0.75%        0.76%        0.77%
Ratio of net investment income to average net assets      3.72%**       2.47%        4.10%        2.58%        2.29%        3.02%
Portfolio turnover rate                                     39%**         22%          47%          34%          18%          33%
Net assets, end of period (in thousands)              $101,723       $96,986      $85,168      $91,876      $95,224      $92,714

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      Six Months
                                                         Ended
                                                        6/30/14      Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                      (unaudited)     12/31/13     12/31/12     12/31/11     12/31/10     12/31/09
Class II
Net asset value, beginning of period                  $  27.20       $  21.60     $ 20.39      $ 19.68      $ 16.85      $ 15.26
                                                      --------       --------     -------      -------      -------      -------
Increase from investment operations:
    Net investment income                             $   0.49       $   0.49     $  0.68      $  0.48      $  0.37      $  0.69
    Net realized and unrealized gain on investments       1.70           5.68        1.34         0.64         2.83         1.36
                                                      --------       --------     -------      -------      -------      -------
       Net increase (decrease) from
           investment operations                      $   2.19       $   6.17     $  2.02      $  1.12      $  3.20      $  2.05
Distributions to shareowners:
    Net investment income                             $  (0.33)      $  (0.57)    $ (0.81)     $ (0.41)     $ (0.37)     $ (0.46)
                                                      --------       --------     -------      -------      -------      -------
       Net increase in net asset value                $   1.86       $   5.60     $  1.21      $  0.71      $  2.83      $  1.59
                                                      --------       --------     -------      -------      -------      -------
Net asset value, end of period                        $  29.06       $  27.20     $ 21.60      $ 20.39      $ 19.68      $ 16.85
                                                      ========       =======      =======      =======      =======      =======
Total return*                                             8.09%         28.83%       9.97%        5.77%       19.23%       13.89%
Ratio of net expenses to average net assets               0.97%**        0.97%       1.00%        1.00%        1.01%        1.01%
Ratio of net investment income to average net assets      3.48%**        2.23%       3.80%        2.34%        2.04%        2.75%
Portfolio turnover rate                                     39%**          22%         47%          34%          18%          33%
Net assets, end of period (in thousands)              $141,075       $134,979     $83,657      $57,460      $56,700      $50,249

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $169,838,085)                                    $238,735,783
  Cash                                                                               4,253,355
  Foreign currency (cost $66,010)                                                       65,552
  Receivables --
     Investment securities sold                                                      1,120,765
     Portfolio shares sold                                                             677,181
     Dividends                                                                         508,828
  Net unrealized appreciation on forward foreign currency contracts                        799
  Prepaid Expenses                                                                          30
                                                                                  ------------
         Total assets                                                             $245,362,293
                                                                                  ------------
LIABILITIES:
   Payables --
     Investment securities purchased                                              $  2,487,879
     Portfolio shares repurchased                                                       32,740
     Trustee fees                                                                          223
   Due to affiliates                                                                    23,710
   Accrued expenses                                                                     19,615
                                                                                  ------------
         Total liabilities                                                        $  2,564,167
                                                                                  ------------
NET ASSETS:
  Paid-in capital                                                                 $171,177,355
  Undistributed net investment income                                                3,227,242
  Accumulated net realized loss on investments and foreign currency transactions      (502,911)
  Net unrealized appreciation on investments                                        68,897,698
  Net unrealized depreciation on foreign currency transactions                          (1,258)
                                                                                  ------------
        Total net assets                                                          $242,798,126
                                                                                  ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $101,723,370/3,520,077 shares)                               $      28.90
                                                                                  ============
   Class II (based on $141,074,756/4,854,856 shares)                              $      29.06
                                                                                  ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/14

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $22,642)       $ 5,176,886
  Interest                                                           347
                                                             -----------
        Total investment income                                            $ 5,177,233
                                                                           -----------
EXPENSES:
  Management fees                                            $   756,738
  Transfer agent fees
     Class I                                                         750
     Class II                                                        750
  Distribution fees
     Class II                                                    171,490
  Administrative reimbursements                                   43,238
  Custodian fees                                                   5,059
  Professional fees                                               21,433
  Printing expense                                                 4,082
  Fees and expenses of nonaffiliated Trustees                      3,864
  Miscellaneous                                                    1,225
                                                             -----------
     Total expenses                                                        $ 1,008,629
                                                                           -----------
        Net investment income                                              $ 4,168,604
                                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                             $ 8,994,200
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies         (5,598)  $ 8,988,602
                                                             -----------   -----------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                             $ 5,254,090
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies         (3,607)  $ 5,250,483
                                                             -----------   -----------
  Net gain on investments and foreign currency transactions                $14,239,085
                                                                           -----------
  Net increase in net assets resulting from operations                     $18,407,689
                                                                           ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    Six Months
                                                                       Ended
                                                                      6/30/14        Year Ended
                                                                    (unaudited)       12/31/13
FROM OPERATIONS:
Net investment income                                               $  4,168,604     $  4,724,560
Net realized gain on investments                                       8,988,602       14,087,454
Change in net unrealized appreciation on investments                   5,250,483       31,389,250
                                                                    ------------     ------------
      Net increase in net assets resulting from operations          $ 18,407,689     $ 50,201,264
                                                                    ------------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.36 and $0.63 per share, respectively)             $ (1,251,959)    $ (2,340,116)
      Class II ($0.33 and $0.57 per share, respectively)              (1,650,577)      (2,582,834)
                                                                    ------------     ------------
         Total distributions to shareowners                         $ (2,902,536)    $ (4,922,950)
                                                                    ------------     ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                    $ 25,314,027     $ 46,671,176
Reinvestment of distributions                                          2,902,536        4,922,950
Cost of shares repurchased                                           (32,888,574)     (33,732,760)
                                                                    ------------     ------------
      Net increase (decrease) in net assets resulting from
         Portfolio share transactions                               $ (4,672,011)    $ 17,861,366
                                                                    ------------     ------------
      Net increase in net assets                                    $ 10,833,142     $ 63,139,680
NET ASSETS:
Beginning of period                                                 $231,964,984     $168,825,304
                                                                    ------------     ------------
End of period                                                       $242,798,126     $231,964,984
                                                                    ============     ============
Undistributed net investment income                                 $  3,227,242     $  1,961,174
                                                                    ============     ============


                                                 '14 Shares     '14 Amount
                                                (unaudited)     (unaudited)     '13 Shares       '13 Amount
CLASS I
Shares sold                                       118,405      $  3,294,274        213,345      $  5,214,280
Reinvestment of distributions                      44,604         1,251,959         94,100         2,340,116
Less shares repurchased                          (229,292)       (6,235,646)      (686,705)      (16,813,213)
                                                ---------      ------------      ---------      ------------
   Net decrease                                   (66,283)     $ (1,689,413)      (379,260)     $ (9,258,817)
                                                =========      ============      =========      ============
CLASS II
Shares sold                                       795,039      $ 22,019,753      1,669,715      $ 41,456,896
Reinvestment of distributions                      58,611         1,650,577        102,735         2,582,834
Less shares repurchased                          (961,956)      (26,652,928)      (682,178)      (16,919,547)
                                                ---------      ------------      ---------      ------------
   Net increase (decrease)                       (108,306)     $ (2,982,598)     1,090,272      $ 27,120,183
                                                =========      ============      =========      ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Equity Income VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such fund's net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    At June 30, 2014, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the years ended December 31, 2013 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2013, were as follows:


--------------------------------------------------------------------------------
                                                                       2013
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                     $ 4,922,950
                                                                    -----------
  Total distributions                                               $ 4,922,950
                                                                    ===========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                                       $     1,851
Capital loss carryforward                                            (8,786,097)
Net unrealized appreciation                                          64,899,864
                                                                    -----------
  Total                                                             $56,115,618
                                                                    ===========

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax-basis adjustment on partnerships and the tax treatment of Real Estate Investment Trust (REIT) holdings.

C.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $85,277 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2014. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-ofpocket expenses (see
    Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time,

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

    except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

D. Risks

    At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

G.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The average value of contracts open during the six months ended June 30, 2014 was $286,648. As of June 30, 2014, open contracts were as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                       In                                                  Net Unrealized
                                 Contracts to       Exchange      Settlement                                Appreciation/
 Currency                          Receive            for            Date                Value              (Depreciation)
--------------------------------------------------------------------------------------------------------------------------
 CAD (Canadian Dollar)              40,722           38,111         7/2/14               $38,190                $  79
 CHF (Swiss Franc)                  10,302           11,568         7/2/14                11,622                   54
 EUR (Euro)                          6,854            9,356         7/2/14                 9,387                   31
 EUR (Euro)                          6,397            8,733         7/2/14                 8,762                   29
 GBP (British Pound Sterling)       17,720           30,208         7/2/14                30,313                  105
 GBP (British Pound Sterling)       12,270           20,917         7/2/14                20,990                   73
 GBP (British Pound Sterling)        4,736            8,073         7/2/14                 8,101                   28
 GBP (British Pound Sterling)       10,186           17,364         7/2/14                17,425                   61
 GBP (British Pound Sterling)        9,826           16,818         7/2/14                16,809                   (9)
 SEK (Swedish Krona)               257,885           38,341         7/2/14                38,573                  232
 SEK (Swedish Krona)               106,891           15,892         7/2/14                15,988                   96
 SGD (Singapore Dollar)             15,564           12,463         7/2/14                12,483                   20
--------------------------------------------------------------------------------------------------------------------------
 Total                                                                                                          $ 799
--------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the six months ended June 30, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $19,617 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $250 in transfer agent fees payable to PIMSS at June 30, 2014.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,843 in distribution fees payable to PFD at June 30, 2014.

5. Offsetting Assets and Liabilities

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of June 30, 2014.

----------------------------------------------------------------------------------------------------------------------------
Assets:
                                                                 Net                 Gross Amounts
                                                              Amounts of           Not Offset in the
                                              Gross             Assets                Statement of
                                             Amounts          Presented           Assets and Liabilities
                           Gross           Offset in the       in the          --------------------------
                         Amounts of        Statement of      Statement of                         Cash
                         Recognized         Assets and        Assets and         Financial     Collateral         Net
 Description               Assets          Liabilities       Liabilities        Instruments     Received         Amount
----------------------------------------------------------------------------------------------------------------------------
 Forward foreign
  currency contracts           $808                $(9)             $799             $--              $--         $799
----------------------------------------------------------------------------------------------------------------------------
    Total                      $808                $(9)             $799             $--              $--         $799
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 Liabilities:
                                                                 Net                 Gross Amounts
                                                              Amounts of           Not Offset in the
                                              Gross          Liabilities              Statement of
                                             Amounts          Presented           Assets and Liabilities
                           Gross           Offset in the       in the          --------------------------
                         Amounts of        Statement of      Statement of                         Cash
                         Recognized         Assets and        Assets and         Financial     Collateral         Net
 Description            Liabilities        Liabilities       Liabilities        Instruments     Received         Amount
----------------------------------------------------------------------------------------------------------------------------
 Forward foreign
  currency contracts           $9                  $(9)             $--              $--              $--         $--
----------------------------------------------------------------------------------------------------------------------------
    Total                      $9                  $(9)             $--              $--              $--         $--
----------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of June 30, 2014 were as follows:

----------------------------------------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as                             Asset Derivatives 2014                        Liabilities Derivatives 2014
 Hedging Instruments                     ---------------------------------              ------------------------------------
 Under Accounting                         Statement of Assets                             Statement of Assets
 Standards Codification                     and Liabilities                                 and Liabilities
 (ASC) 815                                    Location               Value                      Location              Value
----------------------------------------------------------------------------------------------------------------------------
 Forward foreign                       Net unrealized appreciation                      Net unrealized depreciation
   currency contracts                  on forward foreign                               on forward foreign
                                       currency contracts            $--                currency contracts             $799
----------------------------------------------------------------------------------------------------------------------------
   Total                                                             $--                                               $799
----------------------------------------------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2014 was as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                                                                               Change in
 Derivatives Not                                                                                               Unrealized
 Accounted for as                                                                       Realized Gain        Appreciation or
 Hedging Instruments                                                                     or (Loss) on        (Depreciation)
 Under Accounting                       Location of Gain or (Loss)                       Derivatives         on Derivatives
 Standards Codification                 on Derivatives Recognized                        Recognized          Recognized in
 (ASC) 815                                      in Income                                  in Income             Income
----------------------------------------------------------------------------------------------------------------------------
 Forward foreign                        Net realized gain (loss) on forward foreign
  currency contracts                    currency contracts and other assets and
                                        liabilities denominated in foreign currencies         $(5,598)

 Forward foreign                        Change in unrealized appreciation
  currency contracts                    (depreciation) on forward foreign currency
                                        contracts and other assets and liabilities
                                        denominated in foreign currencies                                           $(3,607)
----------------------------------------------------------------------------------------------------------------------------

7. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Portfolio, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Portfolio's independent registered public accounting firm for the fiscal year ending December 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Portfolio's independent registered public accounting firm, effective upon completion of the audit of the Portfolio's financial statements for the fiscal year ended December 31, 2013.

During the periods that Ernst & Young LLP served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, Ernst & Young LLP's reports on the financial statements of the Portfolio have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting. principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

                            This page for your notes.

                            This page for your notes.

                            This page for your notes.

                            This page for your notes.

                            This page for your notes.

                            This page for your notes.

                            This page for your notes.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                         Trustees
Daniel K. Kingsbury, President*                  Thomas J. Perna, Chairman
Mark D. Goodwin, Executive Vice President        David R. Bock
Mark E. Bradley, Treasurer**                     Benjamin M. Friedman
Christopher J. Kelley, Secretary                 Margaret B.W. Graham
                                                 Daniel K. Kingsbury*
                                                 Marguerite A. Piret
                                                 Kenneth J. Taubes
                                                 Stephen K. West***

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*   Chief Executive Officer of the Portfolios. Resigned effective
    August 8, 2014.

**  Chief Financial and Accounting Officer of the Portfolios

*** Retired effective July 15, 2014.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19610-08-0814

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Fund VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2014

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

    Portfolio and Performance Update                                          2

    Comparing Ongoing Portfolio Expenses                                      3

    Portfolio Management Discussion                                           4

    Schedule of Investments                                                   7

    Financial Statements                                                     11

    Notes to Financial Statements                                            16

    Trustees, Officers and Service Providers                                 19

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/14
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                        95.9%
International Common Stocks                                                3.5%
Depository Receipts for International Stocks                               0.6%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health Care                                                               16.8%
Financials                                                                16.4%
Information Technology                                                    15.4%
Consumer Discretionary                                                    13.6%
Consumer Staples                                                          11.9%
Industrials                                                               11.8%
Energy                                                                     9.5%
Materials                                                                  2.6%
Telecommunication Services                                                 1.1%
Utilities                                                                  0.9%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
1. John Wiley & Sons, Inc.                                                3.08%
--------------------------------------------------------------------------------
2. Wells Farge & Co.                                                      2.53
--------------------------------------------------------------------------------
3. The Hershey Co.                                                        2.29
--------------------------------------------------------------------------------
4. Microsoft Corp.                                                        2.27
--------------------------------------------------------------------------------
5. Walgreen Co.                                                           2.14
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/14
--------------------------------------------------------------------------------

Prices and Distributions
Net Asset Value per Share                6/30/14       12/31/13
      Class I                            $25.96         $26.25
      Class II                           $25.99         $26.28

                                Net
Distributions per Share         Investment    Short-Term      Long-Term
(1/1/14 - 6/30/14)              Income        Capital Gains   Capital Gains
      Class I                   $0.1500       $0.0591         $1.8407
      Class II                  $0.1100       $0.0591         $1.8407

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Fund VCT Portfolio at net asset value during the periods shown, compared to that of the Standard & Poor's 500 Index (the S&P
500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    Pioneer Fund VCT      Pioneer Fund VCT
                    Portfolio, Class I    Portfolio, Class II    S&P 500
6/30/2004           $ 10,000              $ 10,000               $ 10,000
6/30/2005           $ 10,829              $ 10,797               $ 10,632
6/30/2006           $ 12,168              $ 12,108               $ 11,549
6/30/2007           $ 14,570              $ 14,461               $ 13,925
6/30/2008           $ 12,778              $ 12,667               $ 12,099
6/30/2009           $  9,515              $  9,415               $  8,929
6/30/2010           $ 10,731              $ 10,589               $ 10,218
6/30/2011           $ 14,168              $ 13,941               $ 13,352
6/30/2012           $ 13,563              $ 13,315               $ 14,077
6/30/2013           $ 16,266              $ 15,934               $ 16,975
6/30/2014           $ 20,311              $ 19,830               $ 21,148

The Standard & Poor's 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------

Average Annual Total Returns
(As of June 30, 2014)
--------------------------------------------------------------------------------
                                  Class I          Class II     S&P 500 Index
--------------------------------------------------------------------------------
10 Years                            7.34%             7.09%             7.78%
5 Years                            16.38%            16.07%            18.82%
1 Year                             24.86%            24.46%            24.58%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from January 1, 2014, through June 30, 2014.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/14                   $1,000.00          $1,000.00
Ending Account Value on 6/30/14                     $1,067.20          $1,065.50
Expenses Paid During Period*                        $    3.74          $    5.07

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.73% and 0.99% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2014, through June 30, 2014.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/14                   $1,000.00          $1,000.00
Ending Account Value on 6/30/14                     $1,021.17          $1,019.89
Expenses Paid During Period*                        $    3.66          $    4.96

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.73% and 0.99% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/14
--------------------------------------------------------------------------------

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, John Carey, Executive Vice President and Head of U.S. Core Value at Pioneer Investments, discusses the investment environment during the six-month period ended June 30, 2014, and Pioneer Fund VCT Portfolio's performance during the period. Mr. Carey is responsible for the day-to-day management of Pioneer Fund VCT Portfolio.

Q: How would you describe the market for equities during the six-month period ended June 30, 2014?

A: As the new year of 2014 began, the U. S. stock market, as measured by the Portfolio's benchmark, the Standard & Poor's 500 Index (the S&P 500), paused. After its strong advance of 2013, the market treaded water for a couple of weeks. Then it took a sharp plunge into early February. After that, though, the market staged a strong recovery. By the end of the period the S&P 500 showed a gain for the full six months. So, while volatile, the market was positive during the period as a whole, and patient investors were able to reap rewards.

    While general economic data and corporate earnings have continued to be relatively strong, geopolitical events have caused concerns among investors. The conflict in the Ukraine, the fighting between Israel and the group Hamas, tensions between China and its neighbors, and continued chaos in several other countries in the Middle East and Africa have all caught the attention of investors and led them to worry about potential disruptions to trade and to the supply of certain raw materials. The prospect for higher interest rates as we move through 2014 and into 2015 has likewise remained a source of anxiety. And, while inflation numbers have stayed modest, a rise in the price of several commodities as well as increasing costs of services have led to a view that inflation could at some point accelerate. The correction we saw in the stock market during the second half of January 2014 resulted, we think, from some of those jitters, and also from pessimism about first calendar quarter 2014 corporate earnings due to cold, snowy weather conditions in much of the U. S. over the winter months. In the event, the "macroeconomic" risks stayed contained through the end of the six-month reporting period, and earnings for the first quarter came in meaningfully above expectations. So, after the sinking spell, the market rallied. As we write, earnings reports for the second quarter are also coming in at the high end of expectations. Nonetheless, we are keeping a weather eye, recognizing the risks to the positive situation.

Q: How did the Portfolio perform in that environment during the six-month period ended June 30, 2014?

A: Pioneer Fund VCT Portfolio's Class I shares returned 6.72% at net asset value during the six-month period ended June 30, 2014, and Class II shares returned 6.55%, while the Portfolio's benchmark, the S&P 500 Index, returned 7.12%. During the same period, the average return of the 230 variable portfolios in Lipper's Large Cap Core Underlying Funds category was 6.39%.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Q: What were some of the key reasons for the Portfolio's slight underperformance of the S&P 500 Index during the six-month period ended June 30, 2014, and which of your investment decisions or individual security selections aided benchmark-relative performance?

A: The primary reasons for the Portfolio's benchmark-relative underperformance during the period were an underweight to the top-performing utilities sector and stock selection in information technology and energy. We felt that valuation levels in utilities were rich, due to the great interest among investors in higher dividend-paying* stocks, and so we had not emphasized holding them in the Portfolio. In information technology, the Portfolio did hold shares of the strong-performing Apple, but the position weight in the Portfolio was less than that in the benchmark S&P 500. In energy, two of the Portfolio's holdings, Cabot Oil & Gas and Marathon Petroleum, actually showed declines in price, while the energy sector in the S&P 500 had a positive return during the period, second only to that of the utilities. In the case of Cabot, investors grew frustrated over the length of time it would take to build a pipeline enabling the company to get all of its potential natural-gas production to market. Marathon Petroleum, a refiner of petroleum products, declined as investors worried about near-term trends in profit margins in the refining industry. We elected to retain both stocks, viewing the longer-term prospects more favorably.

    On the positive side, the Portfolio showed solid performance attribution from stock selection in consumer discretionary, consumer staples, and industrials. The Portfolio's long-term holding in John Wiley & Sons, publisher of scientific journals and books, fared very well within consumer discretionary; in consumer staples, Walgreen was a stand-out performer; and in industrials the Portfolio's railroad stocks, Norfolk Southern and Union Pacific, both showed gains during the period. The Portfolio's performance also benefited from not owning any shares of the underperforming Amazon.com in consumer discretionary, and Wal-Mart in consumer staples. While we admire both companies, we have not been able to justify in our mind the very high price-to-earnings multiple at which Amazon's stock sells; regarding Wal-Mart, we have wanted to see progress with respect to operational issues that appear to have arisen over the past couple of years.

Q: Could you highlight some of the key purchases and sales that you made in the Portfolio over the course of the six-month period ended June 30, 2014?

A: The Portfolio showed ten new holdings during the period and also exited ten positions. Roche is a leading, worldwide pharmaceuticals company, based in Switzerland, with strong positions in cardiovascular, oncological, and respiratory drugs, among many others. Mead Johnson provides nutritional products for infants and children and for their mothers. Health insurer Humana appears to be prospering under the new, Affordable Care Act. Regions Financial and State Street expand the Portfolio's exposure to financial services; Scripps Networks Interactive and CBS offer growth potential in the entertainment and broadcasting industries; and American Airlines Group helps the Portfolio participate in consumer travel. In addition to the new purchases, the Portfolio received shares of NOW, which was spun out from an existing holding in National Oilwell Varco and is a distributor of oil-drilling equipment; and shares of Time, the well-known magazine publisher, which spun out from Portfolio holding Time Warner.

* Dividends are not guaranteed.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/14                              (continued)
--------------------------------------------------------------------------------

    Liquidated from the Portfolio during the six-month period were positions in stocks we felt had reached fair value or that no longer seemed to us to offer above-average opportunities for appreciation. Among the exited positions during the period was Covidien, which received a premium takeover offer from another company and reached what we considered to be a full valuation. Other stocks eliminated, for a variety of reasons, were Chevron, International Paper, Coach, Comcast, Target, Amgen, Citigroup, Mastercard, and Oracle.

Q: Economic signals appeared generally positive as of June 30, 2014, though worries persisted among investors about any number of issues. What is your outlook for the market and the domestic economy as we move into the second half of 2014?

A: The daily headlines about events in such diverse and far-flung places as the Ukraine, Nigeria, Iraq, the Gaza strip, Afghanistan, China, and Venezuela, among many others, remind us that we are in an interconnected and even interdependent world. Whether, for example, Europe does continue in its apparent, if very slow, economic recovery, whether the Middle East remains a reliable source of oil, and whether China does resume a brisk pace of economic expansion are all matters of speculative interest to today's investor. Likewise, the course of political developments here at home in the United States, the condition of our employment markets, and the pace of our productivity and industrial innovation are consequential to the fortunes of numerous companies. Of utmost importance to investors in stocks are of course corporate earnings, and so far earnings have remained strong. However, from one day and week and month to the next, headline stories about economic trends and political events can either give investors pause or provide them with encouragement.

    Our own view is that the underlying economy in the U.S. is still growing and that companies with astute managements, sound finances, and good industry positions should be able to achieve continued earnings growth at least for a while. We do worry, though, about the chaos creeping, even bounding, into parts of the world where territorial and other types of disputes are prevalent. What we would say, then, in regard to our forecast is that barring potential geopolitical shocks we generally like what we see in regard to business conditions. We are hopeful for the market in an environment where trade and commerce can take place and investors can plan for the future.

    Thank you as always for your support.

Please refer to the Schedule of Investments on pages 7 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)

Shares                                                                     Value
                 COMMON STOCKS - 99.8%
                 Energy - 9.5%
                 Oil & Gas Drilling - 0.8%
        16,326   Ensco Plc                                          $    907,236
         4,844   Helmerich & Payne, Inc.                                 562,437
                                                                    ------------
                                                                    $  1,469,673
                                                                    ------------
                 Oil & Gas Equipment &
                 Services - 2.6%
        11,143   Cameron International Corp.*                       $    754,493
         5,760   FMC Technologies, Inc.*                                 351,763
        10,420   Halliburton Co.                                         739,924
        10,992   National Oilwell Varco, Inc.                            905,191
        16,037   Schlumberger, Ltd.                                    1,891,564
                                                                    ------------
                                                                    $  4,642,935
                                                                    ------------
                 Integrated Oil & Gas - 1.2%
        16,562   Exxon Mobil Corp.                                  $  1,667,462
         4,324   Occidental Petroleum Corp.                              443,772
                                                                    ------------
                                                                    $  2,111,234
                                                                    ------------
                 Oil & Gas Exploration &
                 Production - 3.7%
        12,524   Apache Corp.                                       $  1,260,165
        38,983   Cabot Oil & Gas Corp.                                 1,330,880
        15,003   ConocoPhillips                                        1,286,207
        35,748   Marathon Oil Corp.                                    1,427,060
        28,390   Southwestern Energy Co.*                              1,291,461
                                                                    ------------
                                                                    $  6,595,773
                                                                    ------------
                 Oil & Gas Refining &
                 Marketing - 1.2%
        13,863   Marathon Petroleum Corp.*                          $  1,082,284
        14,892   Phillips 66                                           1,197,764
                                                                    ------------
                                                                    $  2,280,048
                                                                    ------------
                 Total Energy                                       $ 17,099,663
                                                                    ------------
                 Materials - 2.7%
                 Fertilizers & Agricultural
                 Chemicals - 0.8%
         6,489   Monsanto Co.                                       $    809,438
        11,298   The Mosaic Co.                                          558,686
                                                                    ------------
                                                                    $  1,368,124
                                                                    ------------
                 Industrial Gases - 0.8%
        13,035   Airgas, Inc.                                       $  1,419,642
                                                                    ------------
                 Specialty Chemicals - 1.1%
        18,252   Ecolab, Inc.                                       $  2,032,178
                                                                    ------------
                 Total Materials                                    $  4,819,944
                                                                    ------------
                 Capital Goods - 9.3%
                 Aerospace & Defense - 1.8%
        27,712   United Technologies Corp.                          $  3,199,350
                                                                    ------------
                 Building Products - 0.3%
         9,705   Allegion Plc                                       $    550,079
                                                                    ------------
                 Electrical Components &
                 Equipment - 0.9%
        11,342   Eaton Corp. Plc                                    $    875,376
         5,707   Rockwell Automation, Inc.                               714,288
                                                                    ------------
                                                                    $  1,589,664
                                                                    ------------
                 Industrial Conglomerates - 3.0%
        22,609   3M Co.                                             $  3,238,513
        81,614   General Electric Co.                                  2,144,816
                                                                    ------------
                                                                    $  5,383,329
                                                                    ------------
                 Construction & Farm
                 Machinery & Heavy
                 Trucks - 1.5%
        10,955   Cummins, Inc.                                      $  1,690,247
        15,460   PACCAR, Inc.                                            971,352
                                                                    ------------
                                                                    $  2,661,599
                                                                    ------------
                 Industrial Machinery - 1.8%
        29,120   Ingersoll-Rand Plc                                 $  1,820,291
        13,030   SPX Corp.                                             1,409,976
                                                                    ------------
                                                                    $  3,230,267
                                                                    ------------
                 Trading Companies &
                 Distributors - 0.0%+
         2,747   NOW, Inc./DE                                       $     99,469
                                                                    ------------
                 Total Capital Goods                                $ 16,713,757
                                                                    ------------
                 Transportation - 2.5%
                 Airlines - 0.4%
        16,868   American Airlines Group, Inc.                      $    724,649
                                                                    ------------
                 Railroads - 2.1%
        17,721   Norfolk Southern Corp.                             $  1,825,795
        19,255   Union Pacific Corp.                                   1,920,686
                                                                    ------------
                                                                    $  3,746,481
                                                                    ------------
                 Total Transportation                               $  4,471,130
                                                                    ------------
                 Automobiles &
                 Components - 2.6%
                 Auto Parts & Equipment - 1.4%
        16,534   BorgWarner, Inc.                                   $  1,077,851
        27,969   Johnson Controls, Inc.                                1,396,492
                                                                    ------------
                                                                    $  2,474,343
                                                                    ------------
                 Automobile
                 Manufacturers - 1.2%
       123,343   Ford Motor Co.                                     $  2,126,433
                                                                    ------------
                 Total Automobiles
                 & Components                                       $  4,600,776
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
                 Consumer Services - 1.2%
                 Restaurants - 1.2%
        11,994   McDonald's Corp.                                   $  1,208,276
        11,506   Starbucks Corp.                                         890,334
                                                                    ------------
                                                                    $  2,098,610
                                                                    ------------
                 Total Consumer Services                            $  2,098,610
                                                                    ------------
                 Media - 6.6%
                 Broadcasting - 1.4%
        12,266   CBS Corp. (Class B)                                $    762,209
        22,084   Scripps Networks Interactive, Inc.                    1,791,896
                                                                    ------------
                                                                    $  2,554,105
                                                                    ------------
                 Movies & Entertainment - 2.1%
        36,398   The Walt Disney Co.                                $  3,120,765
         8,734   Time Warner, Inc.                                       613,564
                                                                    ------------
                                                                    $  3,734,329
                                                                    ------------
                 Publishing - 3.1%
        90,955   John Wiley & Sons, Inc.                            $  5,510,964
         1,091   Time, Inc.                                               26,424
                                                                    ------------
                                                                    $  5,537,388
                                                                    ------------
                 Total Media                                        $ 11,825,822
                                                                    ------------
                 Retailing - 3.3%
                 Department Stores - 1.1%
        25,527   Macy's, Inc.                                       $  1,481,077
         7,005   Nordstrom, Inc.                                         475,850
                                                                    ------------
                                                                    $  1,956,927
                                                                    ------------
                 Apparel Retail - 1.5%
        18,245   Ross Stores, Inc.                                  $  1,206,542
        28,704   The TJX Companies, Inc.                               1,525,618
                                                                    ------------
                                                                    $  2,732,160
                                                                    ------------
                 Home Improvement Retail - 0.7%
        10,940   Lowe's Companies, Inc.                             $    525,011
         8,286   The Home Depot, Inc.                                    670,835
                                                                    ------------
                                                                    $  1,195,846
                                                                    ------------
                 Total Retailing                                    $  5,884,933
                                                                    ------------
                 Food & Staples Retailing - 3.1%
                 Drug Retail - 3.1%
        23,878   CVS Caremark Corp.                                 $  1,799,685
        51,663   Walgreen Co.                                          3,829,778
                                                                    ------------
                                                                    $  5,629,463
                                                                    ------------
                 Total Food & Staples Retailing                     $  5,629,463
                                                                    ------------
                 Food, Beverage &
                 Tobacco - 6.5%
                 Soft Drinks - 0.9%
        11,622   Coca-Cola Enterprises, Inc.                        $    555,299
        12,960   Dr. Pepper Snapple Group, Inc.                          759,197
         4,371   PepsiCo., Inc.                                          390,505
                                                                    ------------
                                                                    $  1,705,001
                                                                    ------------
                 Packaged Foods & Meats - 5.6%
        10,451   Campbell Soup Co.                                  $    478,760
        22,357   General Mills, Inc.                                   1,174,637
        13,290   Kraft Foods Group, Inc.*                                796,736
        18,250   Mead Johnson Nutrition Co.                            1,700,352
        48,099   Mondelez International, Inc.                          1,809,003
        42,064   The Hershey Co.                                       4,095,772
                                                                    ------------
                                                                    $ 10,055,260
                                                                    ------------
                 Total Food, Beverage
                 & Tobacco                                          $ 11,760,261
                                                                    ------------
                 Household & Personal
                 Products - 2.2%
                 Household Products - 2.2%
        36,480   Colgate-Palmolive Co.                              $  2,487,206
         7,631   The Clorox Co.                                          697,473
        10,263   The Procter & Gamble Co.                                806,569
                                                                    ------------
                                                                    $  3,991,248
                                                                    ------------
                 Total Household &
                 Personal Products                                  $  3,991,248
                                                                    ------------
                 Health Care Equipment &
                 Services - 7.3%
                 Health Care Equipment - 4.3%
        37,303   Abbott Laboratories                                $  1,525,693
        16,084   Becton Dickinson and Co.                              1,902,737
        22,238   CR Bard, Inc.                                         3,180,256
        63,729   Smith & Nephew Plc                                    1,132,697
                                                                    ------------
                                                                    $  7,741,383
                                                                    ------------
                 Health Care Distributors - 1.2%
        11,966   McKesson Corp.                                     $  2,228,189
                                                                    ------------
                 Health Care Services - 0.8%
        11,244   DaVita HealthCare Partners, Inc.*                  $    813,166
         8,636   Express Scripts Holding Co.*                            598,734
                                                                    ------------
                                                                    $  1,411,900
                                                                    ------------
                 Managed Health Care - 1.0%
        15,294   Aetna, Inc.                                        $  1,240,038
         4,170   Humana, Inc.                                            532,592
                                                                    ------------
                                                                    $  1,772,630
                                                                    ------------
                 Total Health Care Equipment
                 & Services                                         $ 13,154,102
                                                                    ------------
                 Pharmaceuticals,
                 Biotechnology & Life
                 Sciences - 9.5%
                 Biotechnology - 1.6%
        17,114   Celgene Corp.*                                     $  1,469,750
        17,605   Gilead Sciences, Inc.*                                1,459,631
                                                                    ------------
                                                                    $  2,929,381
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                     Value
                 Pharmaceuticals - 7.0%
        38,266   AbbVie, Inc.                                       $  2,159,733
        12,676   Eli Lilly & Co.                                         788,067
        34,176   Johnson & Johnson                                     3,575,493
         2,856   Mallinckrodt Plc*                                       228,537
        33,679   Merck & Co., Inc.                                     1,948,330
        35,434   Pfizer, Inc.                                          1,051,681
         3,181   Roche Holding AG                                        949,151
        55,141   Zoetis, Inc.                                          1,779,400
                                                                    ------------
                                                                    $ 12,480,392
                                                                    ------------
                 Life Sciences Tools &
                 Services - 0.9%
        14,218   Thermo Fisher Scientific, Inc.                     $  1,677,724
                                                                    ------------
                 Total Pharmaceuticals,
                 Biotechnology & Life
                 Sciences                                           $ 17,087,497
                                                                    ------------
                 Banks - 7.7%
                 Diversified Banks - 4.3%
         8,396   Canadian Imperial Bank of Commerce                 $    764,561
        55,267   US Bancorp/MN                                         2,394,166
        86,305   Wells Fargo & Co.                                     4,536,191
                                                                    ------------
                                                                    $  7,694,918
                                                                    ------------
                 Regional Banks - 3.4%
        33,264   BB&T Corp.                                         $  1,311,600
        65,113   KeyCorp                                                 933,069
        33,016   Regions Financial Corp.                                 350,630
        39,537   The PNC Financial Services Group, Inc.                3,520,770
                                                                    ------------
                                                                    $  6,116,069
                                                                    ------------
                 Total Banks                                        $ 13,810,987
                                                                    ------------
                 Diversified Financials - 5.5%
                 Other Diversified Financial
                 Services - 1.2%
        71,889   Bank of America Corp.                              $  1,104,934
        19,048   JPMorgan Chase & Co.                                  1,097,546
                                                                    ------------
                                                                    $  2,202,480
                                                                    ------------
                 Consumer Finance - 1.5%
        14,126   American Express Co.                               $  1,340,134
        22,325   Discover Financial Services, Inc.                     1,383,704
                                                                    ------------
                                                                    $  2,723,838
                                                                    ------------
                 Asset Management & Custody
                 Banks - 2.5%
        23,514   Franklin Resources, Inc.                           $  1,360,050
        24,273   Invesco, Ltd.                                           916,306
        15,594   State Street Corp.                                    1,048,852
        13,595   T. Rowe Price Group, Inc.                             1,147,554
                                                                    ------------
                                                                    $  4,472,762
                                                                    ------------
                 Investment Banking &
                 Brokerage - 0.3%
        17,350   Morgan Stanley Co.                                 $    560,926
                                                                    ------------
                 Total Diversified Financials                       $  9,960,006
                                                                    ------------
                 Insurance - 3.2%
                 Life & Health Insurance - 0.7%
        21,238   Aflac, Inc.                                        $  1,322,066
                                                                    ------------
                 Property & Casualty
                 Insurance - 2.5%
        32,262   The Chubb Corp.                                    $  2,973,589
        15,202   The Travelers Companies, Inc.                         1,430,052
                                                                    ------------
                                                                    $  4,403,641
                                                                    ------------
                 Total Insurance                                    $  5,725,707
                                                                    ------------
                 Software & Services - 9.6%
                 Internet Software &
                 Services - 2.7%
        16,599   eBay, Inc.*                                        $    830,946
        23,105   Facebook, Inc.*                                       1,554,735
         1,647   Google, Inc.                                            947,486
         1,647   Google, Inc.*                                           962,951
        15,965   Yahoo!, Inc.*                                           560,850
                                                                    ------------
                                                                    $  4,856,968
                                                                    ------------
                 IT Consulting & Other
                 Services - 0.7%
          6,992  International Business Machines Corp.              $  1,267,440
                                                                    ------------
                 Data Processing & Outsourced
                 Services - 2.4%
        12,916   Automatic Data Processing, Inc.                    $  1,023,980
        11,427   DST Systems, Inc.                                     1,053,227
        20,904   Fiserv, Inc.*                                         1,260,929
         4,178   Visa, Inc.                                              880,346
                                                                    ------------
                                                                    $  4,218,482
                                                                    ------------
                 Application Software - 1.1%
        26,254   Adobe Systems, Inc.*                               $  1,899,739
                                                                    ------------
                 Systems Software - 2.7%
        97,442   Microsoft Corp.                                    $  4,063,331
        37,824   Symantec Corp.                                          866,170
                                                                    ------------
                                                                    $  4,929,501
                                                                    ------------
                 Total Software & Services                          $ 17,172,130
                                                                    ------------
                 Technology Hardware &
                 Equipment - 3.3%
                 Communications
                 Equipment - 0.8%
         8,259   F5 Networks, Inc.*                                 $    920,383
         9,297   Motorola Solutions, Inc.                                618,901
                                                                    ------------
                                                                    $  1,539,284
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
                 Computer Hardware - 2.1%
        39,826   Apple, Inc.                                        $  3,701,030
                                                                    ------------
                 Computer Storage &
                 Peripherals - 0.4%
        24,837   EMC Corp.                                          $    654,207
                                                                    ------------
                 Total Technology Hardware
                 & Equipment                                        $  5,894,521
                                                                    ------------
                 Semiconductors &
                 Semiconductor
                 Equipment - 2.6%
                 Semiconductor
                 Equipment - 0.5%
         9,052   ASML Holding NV (A.D.R.)                           $    844,280
                                                                    ------------
                 Semiconductors - 2.1%
        29,691   Analog Devices, Inc.                               $  1,605,392
        23,330   Intel Corp.                                             720,897
        29,937   Xilinx, Inc.                                          1,416,319
                                                                    ------------
                                                                    $  3,742,608
                                                                    ------------
                 Total Semiconductors &
                 Semiconductor Equipment                            $  4,586,888
                                                                    ------------
                 Telecommunication
                 Services - 0.6%
                 Integrated Telecommunication
                 Services - 0.6%
        21,105   Verizon Communications, Inc.                       $  1,032,668
                                                                    ------------
                 Total Telecommunication
                 Services                                           $  1,032,668
                                                                    ------------
                 Utilities - 1.0%
                 Electric Utilities - 1.0%
        15,321   American Electric Power Co., Inc.                  $    854,452
        19,029   The Southern Co.                                        863,536
                                                                    ------------
                                                                    $  1,717,988
                                                                    ------------
                 Total Utilities                                    $  1,717,988
                                                                    ------------
                 TOTAL COMMON STOCKS
                 (Cost $101,251,825)                                $179,038,101
                                                                    ------------
                 TOTAL INVESTMENT IN
                 SECURITIES - 99.8%
                 (Cost $101,251,825) (a)                            $179,038,101
                                                                    ------------
                 OTHER ASSETS &
                 LIABILITIES - 0.2%                                 $    347,085
                                                                    ------------
                 TOTAL NET ASSETS - 100.0%                          $179,385,186
                                                                    ============


+         Amount rounds to less than 0.1%.

*         Non-income producing security.

(A.D.R.) American Depositary Receipts.

(a) At June 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $101,861,720 was as follows:

              Aggregate gross unrealized appreciation for all investments
              in which there is an excess of value over tax cost              $77,306,602

              Aggregate gross unrealized depreciation for all investments
              in which there is an excess of tax cost over value                 (130,221)
                                                                              -----------
              Net unrealized appreciation                                     $77,176,381
                                                                              ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2014 aggregated $15,513,778 and $63,841,058, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements - Note 1A.

The following is a summary of the inputs used as of June 30, 2014, in valuing the Portfolio's investments:

                               Level 1       Level 2     Level 3       Total
Common Stocks                $179,038,101    $   --      $   --     $179,038,101
                             ------------    ------      ------     ------------
     Total                   $179,038,101    $   --      $   --     $179,038,101
                             ============    ======      ======     ============

During the six months ended June 30, 2014, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                         Six Months
                                                           Ended
                                                          6/30/14      Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                         (unaudited)    12/31/13    12/31/12    12/31/11    12/31/10    12/31/09
Class I
Net asset value, beginning of period                      $  26.25     $  20.90    $  19.96    $  22.43    $  19.60    $  15.94
                                                          --------     --------    --------    --------    --------    --------
Increase (decrease) from investment operations:
  Net investment income                                   $   0.16     $   0.31    $   0.33    $   0.33    $   0.28    $   0.30
  Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                        1.60         6.42        1.65       (1.22)       2.83        3.66
                                                          --------     --------    --------    --------    --------    --------
        Net increase (decrease) from investment
           operations                                     $   1.76     $   6.73    $   1.98    $  (0.89)   $   3.11    $   3.96
Distributions to shareowners:
  Net investment income                                   $  (0.15)    $  (0.30)   $  (0.33)   $  (0.34)   $  (0.28)   $  (0.30)
  Net realized gain                                          (1.90)       (1.08)      (0.71)      (1.24)         --          --
                                                          --------     --------    --------    --------    --------    --------
Total Distributions                                       $  (2.05)    $  (1.38)   $  (1.04)   $  (1.58)   $  (0.28)   $  (0.30)
                                                          --------     --------    --------    --------    --------    --------
Net increase (decrease) in net asset value                $  (0.29)    $   5.35    $   0.94    $  (2.47)   $   2.83    $   3.66
                                                          --------     --------    --------    --------    --------    --------
Net asset value, end of period                            $  25.96     $  26.25    $  20.90    $  19.96    $  22.43    $  19.60
                                                          ========     ========    ========    ========    ========    ========
Total return*                                                 6.72%       33.28%      10.24%      (4.30)%     16.02%      25.20%
Ratio of net expenses to average net assets                   0.73%**      0.72%       0.74%       0.73%       0.72%       0.74%
Ratio of net investment income to average net assets          1.17%**      1.27%       1.50%       1.48%       1.39%       1.79%
Portfolio turnover rate                                         15%**         7%         44%         10%         25%         21%
Net assets, end of period (in thousands)                  $159,064     $194,609    $178,900    $205,739    $257,193    $249,439

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**      Annualized.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                             Ended
                                                            6/30/14     Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                          (unaudited)    12/31/13    12/31/12    12/31/11    12/31/10    12/31/09
Class II
Net asset value, beginning of period                        $ 26.28     $ 20.92     $ 19.97     $ 22.42     $ 19.59     $ 15.93
                                                            -------     -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
    Net investment income                                   $  0.12     $  0.25     $  0.27     $  0.32     $  0.24     $  0.27
    Net realized and unrealized gain (loss) on investments
       and foreign currency transactions                       1.60        6.43        1.66       (1.27)       2.81        3.65
                                                            -------     -------     -------     -------     -------     -------
           Net increase (decrease) from investment
             operations                                     $  1.72     $  6.68     $  1.93     $ (0.95)    $  3.05     $  3.92
Distributions to shareowners:
    Net investment income                                   $ (0.11)    $ (0.24)    $ (0.27)    $ (0.26)    $ (0.22)    $ (0.26)
    Net realized gain                                         (1.90)      (1.08)      (0.71)      (1.24)         --          --
                                                            -------     -------     -------     -------     -------     -------
Total Distributions                                         $ (2.01)    $ (1.32)    $ (0.98)    $ (1.50)    $ (0.22)    $ (0.26)
                                                            -------     -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                  $ (0.29)    $  5.36     $  0.95     $ (2.45)    $  2.83     $  3.66
                                                            -------     -------     -------     -------     -------     -------
Net asset value, end of period                              $ 25.99     $ 26.28     $ 20.92     $ 19.97     $ 22.42     $ 19.59
                                                            =======     =======     =======     =======     =======     =======
Total return*                                                  6.55%      32.98%       9.95%      (4.55)%     15.72%      24.91%
Ratio of net expenses to average net assets                    0.99%**     0.98%       0.99%       0.98%       0.97%       0.99%
Ratio of net investment income to average net assets           0.91%**     1.01%       1.25%       1.16%       1.14%       1.56%
Portfolio turnover rate                                          15%**        7%         44%         10%         25%         21%
Net assets, end of period (in thousands)                    $20,321     $21,563     $21,156     $24,393     $63,142     $68,112

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**      Annualized.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $101,251,825)                                    $179,038,101
  Receivables --
     Investment securities sold                                                        742,006
     Portfolio shares sold                                                             184,281
     Dividends                                                                         195,168
                                                                                  ------------
        Total assets                                                              $180,159,556
                                                                                  ------------
LIABILITIES:
  Payables --
     Portfolio shares repurchased                                                 $     71,317
     Investment securities purchased                                                   412,156
     Trustee fees                                                                          206
  Due to custodian                                                                     251,432
  Due to affiliates                                                                     15,799
  Accrued expenses                                                                      23,460
                                                                                  ------------
        Total liabilities                                                         $    774,370
                                                                                  ------------
NET ASSETS:
  Paid-in capital                                                                 $ 77,834,685
  Undistributed net investment income                                                  122,460
  Accumulated net realized gain on investments and foreign currency transactions    23,641,728
  Net unrealized appreciation on investments                                        77,786,276
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                         37
                                                                                  ------------
        Total net assets                                                          $179,385,186
                                                                                  ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $159,063,943/6,128,143 shares)                               $      25.96
                                                                                  ============
   Class II (based on $20,321,243/781,770 shares)                                 $      25.99
                                                                                  ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/14

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $3,874)                $   1,932,443
  Interest                                                                      64
                                                                     -------------
        Total investment income                                                      $   1,932,507
                                                                                     -------------
EXPENSES:
  Management fees                                                    $     663,693
  Transfer agent fees
     Class I                                                                   750
     Class II                                                                  750
  Distribution fees
     Class II                                                               25,110
  Administrative reimbursements                                             39,021
  Custodian fees                                                            10,458
  Professional fees                                                         20,335
  Printing expense                                                           3,766
  Fees and expenses of nonaffiliated Trustees                                3,724
  Miscellaneous                                                              1,030
                                                                     -------------
     Total expenses                                                                  $     768,637
                                                                                     -------------
        Net investment income                                                        $   1,163,870
                                                                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                     $  24,269,836
     Other assets and liabilities denominated in foreign currencies         (2,078)  $  24,267,758
                                                                     -------------   -------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $ (12,128,981)
     Other assets and liabilities denominated in foreign currencies             56   $ (12,128,925)
                                                                     -------------   -------------
  Net gain on investments and foreign currency transactions                          $  12,138,833
                                                                                     -------------
  Net increase in net assets resulting from operations                               $  13,302,703
                                                                                     =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      Six Months
                                                                         Ended
                                                                        6/30/14       Year Ended
                                                                      (unaudited)      12/31/13
FROM OPERATIONS:
Net investment income                                                $   1,163,870   $   2,602,074
Net realized gain on investments and foreign currency transactions      24,267,758      14,543,189
Change in net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                    (12,128,925)     42,912,321
                                                                     -------------   -------------
     Net increase in net assets resulting from operations            $  13,302,703   $  60,057,584
                                                                     -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.15 and $0.30 per share, respectively)                  $  (1,038,722)  $  (2,322,999)
  Class II ($0.11 and $0.24 per share, respectively)                       (82,002)       (215,031)
Net realized gain:
  Class I ($1.90 and $1.08 per share, respectively)                  $ (12,977,962)  $  (8,148,805)
  Class II ($1.90 and $1.08 per share, respectively)                    (1,387,566)       (965,936)
                                                                     -------------   -------------
     Total distributions to shareowners                              $ (15,486,252)  $ (11,652,771)
                                                                     -------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $   3,355,585   $   7,292,799
Reinvestment of distributions                                           15,486,252      11,652,771
Cost of shares repurchased                                             (53,445,313)    (51,234,675)
                                                                     -------------   -------------
     Net decrease in net assets resulting from
        Portfolio share transactions                                 $ (34,603,476)  $ (32,289,105)
                                                                     -------------   -------------
     Net increase (decrease) in net assets                           $ (36,787,025)  $  16,115,708
NET ASSETS:
Beginning of period                                                  $ 216,172,211   $ 200,056,503
                                                                     -------------   -------------
End of period                                                        $ 179,385,186   $ 216,172,211
                                                                     =============   =============
Undistributed net investment income                                  $     122,460   $      79,314
                                                                     =============   =============

                                '14 Shares   '14 Amount
                                (unaudited)  (unaudited)      '13 Shares     '13 Amount
CLASS I
Shares sold                        103,368   $   2,731,670       255,993   $   6,029,775
Reinvestment of distributions      539,597      14,016,684       461,150      10,471,804
Less shares repurchased         (1,927,347)    (50,308,151)   (1,865,980)    (44,237,366)
                                ----------   -------------    ----------   -------------
      Net decrease              (1,284,382)  $ (33,559,797)   (1,148,837)  $ (27,735,787)
                                ==========   =============    ==========   =============
CLASS II
Shares sold                         23,815   $     623,915        52,797   $   1,263,024
Reinvestment of distributions       56,496       1,469,568        52,062       1,180,967
Less shares repurchased           (118,905)     (3,137,162)     (295,636)     (6,997,309)
                                ----------   -------------    ----------   -------------
      Net decrease                 (38,594)  $  (1,043,679)     (190,777)  $  (4,553,318)
                                ==========   =============    ==========   =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Fund VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    At June 30, 2014, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At, and for the six months ended June 30, 2014, the Portfolio had no outstanding forward foreign currency contracts.

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2013 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2013, were as follows:

--------------------------------------------------------------------------------
                                                                         2013
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                     $  2,538,030
Long-term capital gain                                                 9,114,741
                                                                    ------------
   Total distributions                                              $ 11,652,771
                                                                    ============
Distributable Earnings
Undistributed ordinary income                                       $    510,324
Undistributed long-term gain                                          13,918,383
Net unrealized appreciation                                           84,305,343
                                                                    ------------
   Total                                                            $103,734,050
                                                                    ============

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the treatment of non-taxable dividends.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

E.  Portfolio Shares and Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $85,277 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2014. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

    Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.  Risks

    At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,994 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $249 in transfer agent fees payable to PIMSS at June 30, 2014.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $556 in distribution fees payable to PFD at June 30, 2014.

5. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Portfolio, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Portfolio's independent registered public accounting firm for the fiscal year ending December 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Portfolio's independent registered public accounting firm, effective upon completion of the audit of the Portfolio's financial statements for the fiscal year ended December 31, 2013.

During the periods that Ernst & Young LLP served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, Ernst & Young LLP's reports on the financial statements of the Portfolio have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                        Trustees
Daniel K. Kingsbury, President*                 Thomas J. Perna, Chairman
Mark D. Goodwin, Executive Vice President       David R. Bock
Mark E. Bradley, Treasurer**                    Benjamin M. Friedman
Christopher J. Kelley, Secretary                Margaret B.W. Graham
                                                Daniel K. Kingsbury*
                                                Marguerite A. Piret
                                                Kenneth J. Taubes
                                                Stephen K. West***

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*   Chief Executive Officer of the Portfolios. Resigned effective August 8,
    2014.

**  Chief Financial and Accounting Officer of the Portfolios

*** Retired effective July 15, 2014.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19611-08-0814

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer High Yield VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2014

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                        26

  Notes to Financial Statements                                               31

  Trustees, Officers, and Service Providers                                   35

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/14
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       56.4%
Convertible Corporate Bonds                                                16.2%
International Corporate Bonds                                               9.2%
U.S. Common Stocks                                                          7.2%
Senior Secured Loans                                                        4.6%
Convertible Preferred Stocks                                                2.9%
U.S. Preferred Stocks                                                       1.6%
International Common Stocks                                                 0.7%
Collateralized Mortgage Obligations                                         0.7%
Warrants                                                                    0.4%
Asset Backed Securities                                                     0.1%

Quality Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

A                                                                          0.0%*
BBB                                                                        3.1%
BB                                                                        25.5%
B                                                                         42.9%
CCC                                                                       12.6%
Not Rated                                                                 12.3%
Cash Equivalent                                                            3.6%

*Amount is less than 0.1%.

Due to rounding, figures may not total 100%. Credit rating breakdown reflects the average of available ratings across Moody's, Standard & Poor's (S&P) and Fitch. Bond ratings are ordered highest to lowest in portfolio. Based on S&P's measures, AAA (highest possible rating) through BBB are considered investment grade. BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
  1.  Alere, Inc., 3.0% (Perpetual)                                        1.05%
--------------------------------------------------------------------------------
  2.  Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                        0.99
--------------------------------------------------------------------------------
  3.  Frontier Communications Corp., 8.75%, 4/15/22                        0.99
--------------------------------------------------------------------------------
  4.  CHS, Inc., 7.125%, 7/15/20                                           0.92
--------------------------------------------------------------------------------
  5.  ON Semiconductor Corp., 2.625%, 12/15/26                             0.86
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/14
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                      6/30/14                  12/31/13
      Class I                                  $10.42                    $10.49
      Class II                                 $10.37                    $10.44

                           Net
Distributions per Share    Investment        Short-Term            Long-Term
(1/1/14 - 6/30/14)         Income            Capital Gains         Capital Gains
      Class I              $0.2550           $0.0339               $0.3585
      Class II             $0.2406           $0.0339               $0.3585

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer High Yield VCT Portfolio at net asset value during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                Pioneer High           Pioneer High  BofA ML High  BofA ML All-
                Yield VCT Portfolio,   Yield VCT     Yield Master  Convertibles
                Class I                Portfolio,    II Index      Speculative
                                       Class II                    Quality Index
6/30/2004       $10,000                $10,000      $10,000        $10,000
6/30/2005       $10,700                $10,674      $10,271        $11,062
6/30/2006       $11,154                $11,088      $11,484        $11,582
6/30/2007       $12,624                $12,530      $13,722        $12,940
6/30/2008       $12,380                $12,259      $12,399        $12,671
6/30/2009       $10,598                $10,441       $9,919        $12,223
6/30/2010       $13,147                $12,925      $12,790        $15,587
6/30/2011       $16,276                $15,997      $16,194        $17,988
6/30/2012       $16,251                $15,871      $15,413        $19,156
6/30/2013       $18,495                $18,006      $18,445        $20,992
6/30/2014       $20,870                $20,274      $22,698        $23,469

The BofA ML High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The BofA ML All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2014)

--------------------------------------------------------------------------------
                                                                         BofA ML
                                                     BofA ML    All-Convertibles
                                                  High Yield         Speculative
                    Class I       Class II   Master II Index       Quality Index
--------------------------------------------------------------------------------
10 Years              7.63%          7.32%             8.91%               8.54%
5 Years              14.51%         14.19%            13.94%              18.01%
1 Year               12.85%         12.60%            11.80%              23.06%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12B-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from January 1, 2014, through June 30, 2014.

Share Class                                     I                   II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/14          $1,000.00           $1,000.00
Ending Account Value on 6/30/14            $1,055.90           $1,054.70
Expenses Paid During Period*               $    4.28           $    5.55

* Expenses are equal to the Portfolio's annualized expense ratio of 0.84% and 1.09% for Class I and Class II respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2014, through June 30, 2014.

Share Class                                     I                   II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/14          $1,000.00           $1,000.00
Ending Account Value on 6/30/14            $1,020.63           $1,019.39
Expenses Paid During Period*               $    4.21           $    5.46

* Expenses are equal to the Portfolio's annualized expense ratio of 0.84% and 1.09% for Class I and Class II respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/14
--------------------------------------------------------------------------------

A Word About Risk:

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments. The Portfolio may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Derivatives may have a leveraging effect on the Portfolio. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

High-yield bonds continued to post solid gains during the six-month period ended June 30, 2014, sustaining a multi-year rally in the asset class. In the following discussion, lead portfolio manager Tracy Wright discusses the reasons for the strong performance of the high-yield market, and for Pioneer High Yield VCT Portfolio, during the six-month period. Ms. Wright, a senior vice president and portfolio manager at Pioneer, and Andrew Feltus, CFA, Director of High Yield and Bank Loans, and a senior vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the six-month period ended June 30, 2014?

A: The Portfolio's Class I shares returned 5.59% at net asset value during the six-month period ended June 30, 2014, and Class II shares returned 5.47%, while the Portfolio's benchmarks, the Bank of America Merrill Lynch (BofA
     ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index, returned 5.64% and 9.63%, respectively. During the same period, the average return of the 112 variable portfolios in Lipper's High Yield Underlying Funds category was 4.72%.

Q: How would you describe the market environment for investment in high-yield bonds during the six-month period ended June 30, 2014?

A: The environment for high-yield investments was very good, steady and uneventful, as returns were positive during each month of the period. The U.S. economy continued to improve despite a tough revised gross domestic product number for the first quarter of -2.9%, mainly caused by harsh winter weather. The U.S. Federal Reserve (the Fed) began tapering its stimulative quantitative easing (QE) program by reducing its monthly bond purchases at the beginning of 2014, and continued to do so through the end of the period. At the same time, Fed officials made it quite clear that they didn't intend to raise the benchmark Federal funds target interest rate from its historically low range of zero to 0.25% until several months after the tapering of QE is completed, roughly the second half of 2015. Corporate profits remained strong and bond default rates continued to decline--and were expected to remain well below long-term averages. High-yield bonds benefited from this backdrop during the six-month period, as yield spreads, or the yield advantage of high-yield bonds over comparable-maturity U.S. Treasuries, tightened. Increased tensions between Russia and the Ukraine, coupled with concern that the winter weather was likely to dampen economic growth in the first quarter, produced some short-lived volatility at times during the period, but at each juncture the market quickly recovered.

Q: Which of your investment strategies had the greatest influence on the Portfolio's performance relative to its primary benchmark, the BofA ML High Yield Master II Index (the BofA ML Index), during the six-month period ended June 30, 2014, and which individual holdings either contributed or detracted from results?

A: The Portfolio's benchmark-relative performance during the six-month period was aided by positive security selection within high-yield investments, specifically in basic materials, services and health care. Relative performance also benefited from the Portfolio's out-of-benchmark positions in convertible securities and equities. With regard to sector allocation, performance was helped by a Portfolio overweight in energy and underweights in consumer cyclicals and financial services; conversely, underweights in media, utilities and banking hurt relative returns. The Portfolio's stake in floating-rate bank loans issued by high-yield companies also was a slight drag on performance relative to the BofA ML Index.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

     With regard to individual holdings, the Portfolio's performance benefited from positions in the convertible preferred shares of PetroQuest Energy and Alere, a medical diagnostics company. Rising oil prices helped the former perform well, and both companies were buoyed by improved results and considerable increases in acquisition activity in their sectors. A position in the common stock of LyondellBasell Industries, a chemicals manufacturer, also proved helpful to Portfolio returns, as the company continued to benefit from the low price of natural gas - which it uses in production - along with strong demand. Holdings of the convertible bonds of Salix Pharmaceuticals rose in value during the period on the strength of a promising drug pipeline and synergies from a recent acquisition. Finally, the Portfolio's holdings of the convertible bonds of technology firm Lam Research appreciated in value during the period due to improved demand for the company's products.

     Securities that detracted from the Portfolio's performance during the six-month period included the common stock of General Cable, which decreased in value after the firm missed its financial expectations by a wide margin. A position in Marathon Petroleum also declined after rule changes governing the export of refined products were expected to be a negative for U.S. refiners. Portfolio holding Kennametal, an industrial company, lagged after lowering its earnings expectations; and finally, the convertible bonds of Mentor Graphics, a technology firm, underperformed early in the period due to fears that a competitor would take market share, and because of rising expectations that the company's customers might cut research and development spending.

Q:   What is your outlook?

A: We remain positive about the prospects for the high-yield market, despite low overall yields and credit spreads that also are below historical averages. We believe steady growth in the U.S. economy will continue to support high-yield bonds by keeping default rates well below average through at least 2015. Employment growth has been steady, which should lead to continued economic expansion, helped by the Fed's still-accommodative monetary policy. While most of this positive outlook is already reflected in high-yield bond prices, we feel that strong corporate business fundamentals should continue to support asset values.

Please refer to the Schedule of Investments on pages 6 to 25 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                           Value
                                            CONVERTIBLE CORPORATE BONDS - 15.6%
                                            Energy - 0.8%
                                            Oil & Gas Equipment & Services - 0.1%
     85,000                  NR/NR          SEACOR Holdings, Inc., 3.0%, 11/15/28 (144A)                     $    83,512
                                                                                                             -----------
                                            Oil & Gas Exploration & Production - 0.4%
    400,000                  NR/NR          Cobalt International Energy, Inc., 2.625%, 12/1/19               $   369,000
                                                                                                             -----------
                                            Oil & Gas Storage & Transportation - 0.3%
    200,000                  NR/NR          Golar LNG, Ltd., 3.75%, 3/7/17                                   $   269,580
                                                                                                             -----------
                                            Total Energy                                                     $   722,092
                                                                                                             -----------
                                            Materials - 0.3%
                                            Diversified Metals & Mining - 0.2%
    135,000                  NR/NR          RTI International Metals, Inc., 1.625%, 10/15/19                 $   135,506
                                                                                                             -----------
                                            Steel - 0.1%
    100,000                  BB-/B1         United States Steel Corp., 2.75%, 4/1/19                         $   124,188
                                                                                                             -----------
                                            Total Materials                                                  $   259,694
                                                                                                             -----------
                                            Capital Goods - 0.5%
                                            Electrical Components & Equipment - 0.5%
    459,000                  B/B3           General Cable Corp., 4.5%, 11/15/29 (Step)                       $   454,410
                                                                                                             -----------
                                            Total Capital Goods                                              $   454,410
                                                                                                             -----------
                                            Transportation - 0.3%
                                            Airlines - 0.3%
    120,000                  B/B2           United Airlines, Inc., 4.5%, 1/15/15                             $   263,175
                                                                                                             -----------
                                            Total Transportation                                             $   263,175
                                                                                                             -----------
                                            Automobiles & Components - 0.8%
                                            Automobile Manufacturers - 0.8%
    361,000                  BBB-/Baa3      Ford Motor Co., 4.25%, 11/15/16                                  $   721,323
                                                                                                             -----------
                                            Total Automobiles & Components                                   $   721,323
                                                                                                             -----------
                                            Consumer Durables & Apparel - 1.5%
                                            Homebuilding - 1.1%
    450,000                  B/B2           KB Home, 1.375%, 2/1/19                                          $   452,250
    109,000                  BB-/Ba3        Lennar Corp., 2.75%, 12/15/20 (144A)                                 208,122
    185,000                  B+/B2          Standard Pacific Corp., 1.25%, 8/1/32                                232,522
    100,000                  BB-/B1         The Ryland Group, Inc., 0.25%, 6/1/19                                 91,375
                                                                                                             -----------
                                                                                                             $   984,269
                                                                                                             -----------
                                            Housewares & Specialties - 0.4%
    365,000                  BB-/B1         Jarden Corp., 1.125%, 3/15/34 (144A)                             $   372,756
                                                                                                             -----------
                                            Total Consumer Durables & Apparel                                $ 1,357,025
                                                                                                             -----------
                                            Consumer Services - 0.2%
                                            Specialized Consumer Services - 0.2%
    100,000                  NR/NR          Ascent Capital Group, Inc., 4.0%, 7/15/20                        $    93,188
     65,000                  NR/NR          Carriage Services, Inc., 2.75%, 3/15/21 (144A)                        67,600
                                                                                                             -----------
                                                                                                             $   160,788
                                                                                                             -----------
                                            Total Consumer Services                                          $   160,788
                                                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                           Value
                                            Media - 0.2%
                                            Broadcasting - 0.2%
    175,000                  NR/NR          Liberty Media Corp., 1.375%, 10/15/23 (144A)                     $   177,406
                                                                                                             -----------
                                            Total Media                                                      $   177,406
                                                                                                             -----------
                                            Retailing - 0.4%
                                            Internet Retail - 0.4%
    380,000                  NR/NR          Shutterfly, Inc., 0.25%, 5/15/18                                 $   381,662
                                                                                                             -----------
                                            Total Retailing                                                  $   381,662
                                                                                                             -----------
                                            Health Care Equipment & Services - 1.7%
                                            Health Care Equipment - 0.9%
    460,000                  B+/NR          Hologic, Inc., 2.0%, 12/15/37 (Step)                             $   577,012
     40,000                  B/B2           Insulet Corp., 2.0%, 6/15/19                                          44,225
    170,000                  NR/NR          NuVasive, Inc., 2.75%, 7/1/17                                        194,438
                                                                                                             -----------
                                                                                                             $   815,675
                                                                                                             -----------
                                            Health Care Supplies - 0.6%
    400,000                  CCC+/NR        Alere, Inc., 3.0%, 5/15/16                                       $   442,750
     85,000                  NR/NR          Endologix, Inc., 2.25%, 12/15/18                                      84,788
                                                                                                             -----------
                                                                                                             $   527,538
                                                                                                             -----------
                                            Managed Health Care - 0.2%
    150,000                  NR/NR          Molina Healthcare, Inc., 1.125%, 1/15/20                         $   187,500
                                                                                                             -----------
                                            Total Health Care Equipment & Services                           $ 1,530,713
                                                                                                             -----------
                                            Pharmaceuticals, Biotechnology & Life Sciences - 2.9%
                                            Biotechnology - 2.0%
     90,000                  NR/NR          ARIAD Pharmaceuticals, Inc., 3.625%, 6/15/19 (144A)              $    87,572
     75,000                  NR/NR          BioMarin Pharmaceutical, Inc., 0.75%, 10/15/18                        77,578
     75,000                  NR/NR          BioMarin Pharmaceutical, Inc., 1.5%, 10/15/20                         78,984
    215,000                  NR/NR          Cubist Pharmaceuticals, Inc., 1.125%, 9/1/18 (144A)                  241,875
    305,000                  NR/NR          Cubist Pharmaceuticals, Inc., 1.875%, 9/1/20 (144A)                  347,700
    313,000                  NR/NR          Emergent Biosolutions, Inc., 2.875%, 1/15/21 (144A)                  327,281
    200,000                  NR/NR          PDL BioPharma, Inc., 4.0%, 2/1/18                                    229,000
    320,000                  NR/NR          Theravance, Inc., 2.125%, 1/15/23                                    461,400
                                                                                                             -----------
                                                                                                             $ 1,851,390
                                                                                                             -----------
                                            Pharmaceuticals - 0.9%
    429,000                  NR/NR          Auxilium Pharmaceuticals, Inc., 1.5%, 7/15/18                    $   464,392
    165,000                  NR/NR          Salix Pharmaceuticals, Ltd., 1.5%, 3/15/19                           323,916
                                                                                                             -----------
                                                                                                             $   788,308
                                                                                                             -----------
                                            Total Pharmaceuticals, Biotechnology & Life Sciences             $ 2,639,698
                                                                                                             -----------
                                            Real Estate - 0.5%
                                            Specialized REIT - 0.3%
    265,000                  NR/NR          Corsicanto, Ltd., 3.5%, 1/15/32                                  $   216,306
                                                                                                             -----------
                                            Real Estate Operating Companies - 0.2%
    180,000                  NR/NR          Forest City Enterprises, Inc., 3.625%, 8/15/20 (144A)            $   189,900
                                                                                                             -----------
                                            Total Real Estate                                                $   406,206
                                                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio               PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                           Value
                                            Software & Services - 2.6%
                                            Internet Software & Services - 0.5%
    205,000                  NR/NR          Akamai Technologies, Inc., 2/15/19 (144A) (c)                    $   209,100
    200,000                  NR/NR          WebMD Health Corp., 1.5%, 12/1/20 (144A)                             222,625
                                                                                                             -----------
                                                                                                             $   431,725
                                                                                                             -----------
                                            Data Processing & Outsourced Services - 0.3%
    330,000                  NR/NR          Cardtronics, Inc., 1.0%, 12/1/20 (144A)                          $   301,538
                                                                                                             -----------
                                            Application Software - 1.6%
    105,000                  BBB/NR         Citrix Systems, Inc., 0.5%, 4/15/19 (144A)                       $   111,169
    360,000                  NR/NR          Mentor Graphics Corp., 4.0%, 4/1/31                                  440,775
    700,000                  BB-/NR         Nuance Communications, Inc., 2.75%, 11/1/31                          699,125
    145,000                  NR/NR          TIBCO Software, Inc., 2.25%, 5/1/32                                  146,359
                                                                                                             -----------
                                                                                                             $ 1,397,428
                                                                                                             -----------
                                            Systems Software - 0.2%
    165,000                  NR/NR          ServiceNow, Inc., 11/1/18 (144A) (c)                             $   181,088
                                                                                                             -----------
                                            Total Software & Services                                        $ 2,311,779
                                                                                                             -----------
                                            Technology Hardware & Equipment - 1.3%
                                            Communications Equipment - 0.3%
    125,000                  NR/NR          Emulex Corp., 1.75%, 11/15/18 (144A)                             $   114,766
    160,000                  NR/NR          Finisar Corp., 0.5%, 12/55/33 (144A)                                 156,400
                                                                                                             -----------
                                                                                                             $   271,166
                                                                                                             -----------
                                            Computer Storage & Peripherals - 0.1%
     75,000                  BB+/NR         SanDisk Corp., 0.5%, 10/15/20 (144A)                             $    94,359
                                                                                                             -----------
                                            Electronic Components - 0.9%
    310,000                  BB+/NR         Vishay Intertechnology, Inc., 2.25%, 5/15/41 (144A)              $   299,731
    350,000                  BB+/NR         Vishay Intertechnology, Inc., 2.25%, 6/1/42 (144A)                   482,125
                                                                                                             -----------
                                                                                                             $   781,856
                                                                                                             -----------
                                            Total Technology Hardware & Equipment                            $ 1,147,381
                                                                                                             -----------
                                            Semiconductors & Semiconductor Equipment - 1.6%
                                            Semiconductor Equipment - 0.8%
    146,000                  BBB/Baa1       Lam Research Corp., 1.25%, 5/15/18                               $   199,472
    225,000                  BBB/NR         Novellus Systems, Inc., 2.625%, 5/15/41                              455,344
                                                                                                             -----------
                                                                                                             $   654,816
                                                                                                             -----------
                                            Semiconductors - 0.8%
    628,000                  BB+/NR         ON Semiconductor Corp., 2.625%, 12/15/26                         $   736,722
                                                                                                             -----------
                                            Total Semiconductors & Semiconductor Equipment                   $ 1,391,538
                                                                                                             -----------
                                            TOTAL CONVERTIBLE CORPORATE BONDS
                                            (Cost $11,856,152)                                               $13,924,890
                                                                                                             -----------
                                            PREFERRED STOCKS - 1.6%
                                            Energy - 0.1%
                                            Oil & Gas Storage & Transportation - 0.1%
      4,500      7.62        B+/Ba2         NuStar Logistics LP, Floating Rate Note, 1/15/43                 $   121,140
                                                                                                             -----------
                                            Total Energy                                                     $   121,140
                                                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                           Value
                                            Consumer Services - 0.1%
                                            Hotels, Resorts & Cruise Lines - 0.1%
        500                  NR/NR          Perseus Holding Corp., 14.0%, 9/15/14                            $    41,000
                                                                                                             -----------
                                            Total Consumer Services                                          $    41,000
                                                                                                             -----------
                                            Banks - 0.2%
                                            Regional Banks - 0.2%
      5,950      6.62        BBB-/Ba1       Fifth Third Bancorp, Floating Rate Note (Perpetual)              $   159,341
                                                                                                             -----------
                                            Total Banks                                                      $   159,341
                                                                                                             -----------
                                            Diversified Financials - 1.0%
                                            Other Diversified Financial Services - 0.8%
     16,000      7.12        BB+/B1         Citigroup, Inc., Floating Rate Note (Perpetual)                  $   442,384
     10,350      8.12        B/B3           GMAC Capital Trust I, Floating Rate Note, 2/15/40                    282,555
                                                                                                             -----------
                                                                                                             $   724,939
                                                                                                             -----------
                                            Investment Banking & Brokerage - 0.2%
      7,000      7.12        BB+/Ba3        Morgan Stanley, Floating Rate Note (Perpetual)                   $   195,090
                                                                                                             -----------
                                            Total Diversified Financials                                     $   920,029
                                                                                                             -----------
                                            Utilities - 0.2%
                                            Electric Utilities - 0.2%
      8,000                  BB+/Ba1        PPL Capital Funding, Inc., 5.9%, 4/30/73                         $   196,240
                                                                                                             -----------
                                            Total Utilities                                                  $   196,240
                                                                                                             -----------
                                            TOTAL PREFERRED STOCKS
                                            (Cost $1,291,399)                                                $ 1,437,750
                                                                                                             -----------
                                            CONVERTIBLE PREFERRED STOCKS - 2.8%
                                            Energy - 0.9%
                                            Oil & Gas Exploration & Production - 0.9%
        900                  NR/NR          Penn Virginia Corp., 6.0% (Perpetual) (144A)                     $   107,649
     13,170                  NR/NR          PetroQuest Energy, Inc., 6.875% (Perpetual)                          570,426
      1,054                  CCC/NR         SandRidge Energy, Inc., 7.0% (Perpetual)                             116,796
                                                                                                             -----------
                                                                                                             $   794,871
                                                                                                             -----------
                                            Total Energy                                                     $   794,871
                                                                                                             -----------
                                            Consumer Durables & Apparel - 0.5%
                                            Home Furnishings - 0.5%
      5,000                  NR/NR          Sealy Corp., 8.0%, 7/15/16 (4.0% cash, 4.0% PIK) (PIK)           $   396,250
                                                                                                             -----------
                                            Total Consumer Durables & Apparel                                $   396,250
                                                                                                             -----------
                                            Food, Beverage & Tobacco - 0.3%
                                            Packaged Foods & Meats - 0.3%
      2,700                  NR/NR          Post Holdings, Inc., 2.5% (Perpetual) (144A)                     $   275,231
                                                                                                             -----------
                                            Total Food, Beverage & Tobacco                                   $   275,231
                                                                                                             -----------
                                            Health Care Equipment & Services - 1.0%
                                            Health Care Supplies - 1.0%
      2,797                  CCC/NR         Alere, Inc., 3.0% (Perpetual)                                    $   900,436
                                                                                                             -----------
                                            Total Health Care Equipment & Services                           $   900,436
                                                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                           Value
                                            Diversified Financials - 0.1%
                                            Asset Management & Custody Banks - 0.1%
      2,000                  BB+/NR         AMG Capital Trust II, 5.15%, 10/15/37                            $   126,125
                                                                                                             -----------
                                            Total Diversified Financials                                     $   126,125
                                                                                                             -----------
                                            TOTAL CONVERTIBLE PREFERRED STOCKS
                                            (Cost $2,264,927)                                                $ 2,492,913
                                                                                                             -----------

     Shares
                                            COMMON STOCKS - 7.7%
                                            Energy - 0.5%
                                            Oil & Gas Drilling - 0.0%+
      4,720                                 Hercules Offshore, Inc.*                                         $    18,974
                                                                                                             -----------
                                            Oil & Gas Exploration & Production - 0.3%
      5,400                                 Marathon Oil Corp.                                               $   215,568
                                                                                                             -----------
                                            Oil & Gas Refining & Marketing - 0.2%
      2,700                                 Marathon Petroleum Corp.*                                        $   210,789
                                                                                                             -----------
                                            Total Energy                                                     $   445,331
                                                                                                             -----------
                                            Materials - 1.4%
                                            Commodity Chemicals - 0.8%
      6,590                                 Axiall Corp.                                                     $   311,509
      4,417                                 LyondellBasell Industries NV                                         431,320
                                                                                                             -----------
                                                                                                             $   742,829
                                                                                                             -----------
                                            Diversified Metals & Mining - 0.6%
     14,658                                 Freeport-McMoRan, Inc.                                           $   535,017
                                                                                                             -----------
                                            Total Materials                                                  $ 1,277,846
                                                                                                             -----------
                                            Capital Goods - 1.5%
                                            Aerospace & Defense - 0.2%
      6,585                                 Orbital Sciences Corp.*                                          $   194,587
                                                                                                             -----------
                                            Electrical Components & Equipment - 0.6%
     20,112                                 General Cable Corp.                                              $   516,074
                                                                                                             -----------
                                            Construction & Farm Machinery & Heavy Trucks - 0.4%
     15,596                                 Commercial Vehicle Group, Inc.*                                  $   156,584
      3,800                                 Joy Global, Inc.                                                     234,004
                                                                                                             -----------
                                                                                                             $   390,588
                                                                                                             -----------
                                            Industrial Machinery - 0.3%
      1,142                                 ESCO Technologies, Inc.                                          $    39,559
      4,579                                 Kennametal, Inc.                                                     211,916
                                                                                                             -----------
                                                                                                             $   251,475
                                                                                                             -----------
                                            Total Capital Goods                                              $ 1,352,724
                                                                                                             -----------
                                            Transportation - 0.1%
                                            Marine - 0.1%
    161,006                                 Horizon Lines, Inc.*                                             $    64,386
                                                                                                             -----------
                                            Total Transportation                                             $    64,386
                                                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                             S&P/
              Floating       Moody's
              Rate (b)       Ratings
Shares        (unaudited)    (unaudited)                                                                           Value
                                            Consumer Services - 0.2%
                                            Hotels, Resorts & Cruise Lines - 0.0%+
        952                  NR/NR          Perseus Holding Corp.*                                           $     1,428
                                                                                                             -----------
                                            Restaurants - 0.2%
      2,314                                 Starbucks Corp.                                                  $   179,057
                                                                                                             -----------
                                            Total Consumer Services                                          $   180,485
                                                                                                             -----------
                                            Household & Personal Products - 0.2%
                                            Personal Products - 0.2%
      1,769                                 Nu Skin Enterprises, Inc.                                        $   130,835
                                                                                                             -----------
                                            Total Household & Personal Products                              $   130,835
                                                                                                             -----------
                                            Health Care Equipment & Services - 1.0%
                                            Health Care Supplies - 0.1%
      2,700                                 Alere, Inc.*                                                     $   101,034
                                                                                                             -----------
                                            Health Care Services - 0.1%
      9,932                                 BioScrip, Inc.*                                                  $    82,833
                                                                                                             -----------
                                            Managed Health Care - 0.8%
      4,000                                 Aetna, Inc.                                                      $   324,320
      4,200                                 Cigna Corp.                                                          386,274
                                                                                                             -----------
                                                                                                             $   710,594
                                                                                                             -----------
                                            Total Health Care Equipment & Services                           $   894,461
                                                                                                             -----------
                                            Pharmaceuticals, Biotechnology & Life Sciences - 1.3%
                                            Biotechnology - 0.3%
      4,256                                 Cubist Pharmaceuticals, Inc.*                                    $   297,154
                                                                                                             -----------
                                            Life Sciences Tools & Services - 1.0%
      1,866                                 Bio-Rad Laboratories, Inc.*                                      $   223,379
      4,006                                 Thermo Fisher Scientific, Inc.                                       472,708
      1,607                                 Waters Corp.*                                                        167,835
                                                                                                             -----------
                                                                                                             $   863,922
                                                                                                             -----------
                                            Total Pharmaceuticals, Biotechnology & Life Sciences             $ 1,161,076
                                                                                                             -----------
                                            Real Estate - 0.5%
                                            Real Estate Operating Companies - 0.5%
     24,050                                 Forest City Enterprises, Inc.*                                   $   477,874
                                                                                                             -----------
                                            Total Real Estate                                                $   477,874
                                                                                                             -----------
                                            Technology Hardware & Equipment - 0.7%
                                            Computer Hardware - 0.2%
      4,443                                 NCR Corp.*                                                       $   155,905
                                                                                                             -----------
                                            Computer Storage & Peripherals - 0.1%
      3,800                                 EMC Corp.                                                        $   100,092
                                                                                                             -----------
                                            Electronic Equipment Manufacturers - 0.2%
      4,884                                 Itron, Inc.*                                                     $   198,046
                                                                                                             -----------
                                            Electronic Manufacturing Services - 0.2%
      2,822                                 TE Connectivity, Ltd.                                            $   174,512
                                                                                                             -----------
                                            Total Technology Hardware & Equipment                            $   628,555
                                                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                             S&P/
              Floating       Moody's
              Rate (b)       Ratings
     Shares   (unaudited)    (unaudited)                                                                           Value
                                            Telecommunication Services - 0.3%
                                            Integrated Telecommunication Services - 0.3%
     25,476                                 Windstream Holdings, Inc.                                        $   253,741
                                                                                                             -----------
                                            Total Telecommunication Services                                 $   253,741
                                                                                                             -----------
                                            TOTAL COMMON STOCKS
                                            (Cost $4,816,299)                                                $ 6,867,314
                                                                                                             -----------

  Principal
 Amount ($)
                                            ASSET BACKED SECURITIES - 0.1%
                                            Banks - 0.1%
                                            Thrifts & Mortgage Finance - 0.1%
    100,000                  CCC/C          Citicorp Residential Mortgage Trust Series 2006-2, 5.918%,
                                            9/25/36 (Step)                                                   $    90,375
                                                                                                             -----------
                                            Total Banks                                                      $    90,375
                                                                                                             -----------
                                            Diversified Financials - 0.0%+
                                            Other Diversified Financial Services - 0.0%+
     19,465                  A/NR           Mid-State Capital Trust 2010-1, 7.0%, 12/15/45 (144A)            $    20,223
                                                                                                             -----------
                                            Total Diversified Financials                                     $    20,223
                                                                                                             -----------
                                            TOTAL ASSET BACKED SECURITIES
                                            (Cost $112,117)                                                  $   110,598
                                                                                                             -----------
                                            COLLATERALIZED MORTGAGE OBLIGATIONS - 0.7%
                                            Banks - 0.7%
                                            Thrifts & Mortgage Finance - 0.7%
     59,865                  CCC/Caa3       Global Mortgage Securitization, Ltd., 5.25%, 4/25/32 (144A)      $    45,618
    100,000      6.05        BB+/Ba2        GS Mortgage Securities Corp. II Commercial Mortgage Pass Through
                                            Certificates Series 2004-GG2, Floating Rate Note, 8/10/38             99,902
     36,066                  BB/Ba3         RALI Series 2003-QS15 Trust, 5.5%, 8/25/33                            37,517
    450,000                  BB/B1          TimberStar Trust 1, 7.5296%, 10/15/36 (144A)                         478,037
                                                                                                             -----------
                                                                                                             $   661,074
                                                                                                             -----------
                                            Total Banks                                                      $   661,074
                                                                                                             -----------
                                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                            (Cost $643,423)                                                  $   661,074
                                                                                                             -----------
                                            CORPORATE BONDS - 63.0%
                                            Energy - 18.5%
                                            Oil & Gas Drilling - 1.8%
    350,000                  BB/Ba3         Atwood Oceanics, Inc., 6.5%, 2/1/20                              $   373,188
    200,000                  NR/NR          North Atlantic Drilling, Ltd., 6.25%, 2/1/19 (144A)                  197,500
    190,000                  CCC+/Caa1      Ocean Rig UDW, Inc., 7.25%, 4/1/19 (144A)                            188,100
    150,000                  B-/B3          Offshore Group Investment, Ltd., 7.125%, 4/1/23                      152,250
    200,000                  B-/B3          Offshore Group Investment, Ltd., 7.5%, 11/1/19                       211,500
    150,000                  B+/B1          Pacific Drilling SA, 5.375%, 6/1/20 (144A)                           147,000
    310,000                  B+/B1          Shelf Drilling Holdings, Ltd., 8.625%, 11/1/18 (144A)                331,700
                                                                                                             -----------
                                                                                                             $ 1,601,238
                                                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                           Value
                                            Oil & Gas Equipment & Services - 2.2%
    160,000                  BB-/Ba3        Bristow Group, Inc., 6.25%, 10/15/22                             $   172,000
     95,000                  BB-/B1         Calfrac Holdings LP, 7.5%, 12/1/20 (144A)                            102,125
    225,000                  B/B1           Exterran Partners LP, 6.0%, 10/1/22                                  228,375
    398,000                  B/B1           Exterran Partners LP, 6.0%, 4/1/21                                   401,980
    350,000                  BB/Ba3         Forum Energy Technologies, Inc., 6.25%, 10/1/21 (144A)               371,000
    155,000                  B-/B2          FTS International, Inc., 6.25%, 5/1/22 (144A)                        158,488
      2,000                  NR/NR          Green Field Energy Services, Inc., %, 11/15/16 (144A) (c) (d)            160
     60,000                  B/B2           Hiland Partners LP, 5.5%, 5/15/22 (144A)                              60,750
    165,000                  B/B2           Hiland Partners LP, 7.25%, 10/1/20 (144A)                            179,850
    165,000                  BB/B1          McDermott International, Inc., 8.0%, 5/1/21 (144A)                   169,538
    105,000                  B/B3           Seitel, Inc., 9.5%, 4/15/19                                          112,875
                                                                                                             -----------
                                                                                                             $ 1,957,141
                                                                                                             -----------
                                            Integrated Oil & Gas - 0.4%
    135,000                  CCC+/B3        Athlon Holdings LP, 6.0%, 5/1/22 (144A)                          $   139,725
    155,000                  B/B3           Energy XXI Gulf Coast, Inc., 7.5%, 12/15/21                          165,850
     50,000                  B-/B3          Jones Energy Holdings LLC, 6.75%, 4/1/22 (144A)                       52,750
                                                                                                             -----------
                                                                                                             $   358,325
                                                                                                             -----------
                                            Oil & Gas Exploration & Production - 11.2%
    120,000                  BB-/B1         Antero Resources Finance Corp., 6.0%, 12/1/20                    $   128,700
    300,000                  B-/B3          Approach Resources, Inc., 7.0%, 6/15/21                              312,750
    150,000                  BB-/B1         Berry Petroleum Co., LLC, 6.375%, 9/15/22                            159,750
     55,000                  B-/B3          Bonanza Creek Energy, Inc., 6.75%, 4/15/21                            58,850
    130,000                  B-/B3          BreitBurn Energy Partners LP, 7.875%, 4/15/22                        140,725
    520,000                  B-/B3          Carrizo Oil & Gas, Inc., 8.625%, 10/15/18                            547,950
    100,000                  BB+/Ba1        Cimarex Energy Co., 5.875%, 5/1/22                                   110,500
    255,000                  B-/B3          Comstock Resources, Inc., 7.75%, 4/1/19                              271,575
    150,000                  BB+/Ba3        Concho Resources, Inc., 5.5%, 4/1/23                                 161,250
    195,000                  BB/B1          Denbury Resources, Inc., 4.625%, 7/15/23                             189,191
    205,000                  BB/B1          Denbury Resources, Inc., 5.5%, 5/1/22                                209,612
    200,000                  B/B2           EP Energy LLC, 7.75%, 9/1/22                                         225,500
    400,000                  B/B2           EP Energy LLC, 9.375%, 5/1/20                                        458,000
    195,000                  B/B3           EPL Oil & Gas, Inc., 8.25%, 2/15/18                                  208,650
    245,000                  B-/B3          Gulfport Energy Corp., 7.75%, 11/1/20                                265,212
    225,000                  CCC+/Caa1      Halcon Resources Corp., 8.875%, 5/15/21                              241,875
    100,000                  B/B3           Kodiak Oil & Gas Corp., 5.5%, 1/15/21                                104,250
    100,000                  B/B3           Kodiak Oil & Gas Corp., 5.5%, 2/1/22                                 103,750
    355,000                  B/B3           Kodiak Oil & Gas Corp., 8.125%, 12/1/19                              393,162
    150,000                  B/Caa1         Legacy Reserves LP, 6.625%, 12/1/21                                  152,250
    400,000                  B+/NR          Linn Energy LLC, 6.25%, 11/1/19                                      419,000
    135,000                  B-/Caa1        Memorial Production Partners LP, 7.625%, 5/1/21                      141,244
    160,000                  CCC+/Caa1      Midstates Petroleum Co., Inc., 10.75%, 10/1/20                       181,600
    535,000                  B-/Caa1        Northern Oil and Gas, Inc., 8.0%, 6/1/20                             571,112
     80,000                  B+/B2          Oasis Petroleum, Inc., 6.5%, 11/1/21                                  86,000
    210,000                  CCC/Caa2       Parsley Energy LLC, 7.5%, 2/15/22 (144A)                             224,175
    185,000                  B-/B3          PDC Energy, Inc., 7.75%, 10/15/22                                    206,275
    190,000                  B-/Caa1        Penn Virginia Corp., 7.25%, 4/15/19                                  201,400

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                           Value
                                            Oil & Gas Exploration & Production - (continued)
    150,000                  B-/Caa1        Penn Virginia Corp., 8.5%, 5/1/20                                $   167,625
    160,000                  B-/Caa1        QR Energy LP, 9.25%, 8/1/20                                          174,800
    350,000                  CCC+/B3        Resolute Energy Corp., 8.5%, 5/1/20                                  364,875
    145,000                  CCC+/B3        Rice Energy, Inc., 6.25%, 5/1/22 (144A)                              148,625
    385,000                  B+/B1          Rosetta Resources, Inc., 5.625%, 5/1/21                              396,069
    155,000                  B+/B1          Rosetta Resources, Inc., 5.875%, 6/1/22                              161,975
    325,000                  CCC+/B3        Samson Investment Co., 10.5%, 2/15/20 (144A)                         342,469
    360,000                  B-/B3          Sanchez Energy Corp., 7.75%, 6/15/21 (144A)                          390,600
     85,000                  BB/Ba2         SM Energy Co., 6.5%, 11/15/21                                         92,012
    265,000                  B-/B3          Stone Energy Corp., 7.5%, 11/15/22                                   292,162
    595,000                  B/B3           Swift Energy Co., 7.875%, 3/1/22                                     621,775
    105,000                  CCC+/Caa1      Talos Production LLC, 9.75%, 2/15/18 (144A)                          111,300
    100,000                  B/B3           Vanguard Natural Resources LLC, 7.875%, 4/1/20                       108,250
    200,000                  BB+/Ba2        Whiting Petroleum Corp., 5.75%, 3/15/21                              219,000
                                                                                                             -----------
                                                                                                             $10,065,845
                                                                                                             -----------
                                            Oil & Gas Refining & Marketing - 1.2%
    525,000                  B+/B2          Calumet Specialty Products Partners LP, 6.5%, 4/15/21 (144A)     $   535,500
    235,000                  BB+/Ba2        Tesoro Corp., 5.375%, 10/1/22                                        245,575
    300,000                  B+/B3          Western Refining, Inc., 6.25%, 4/1/21                                313,500
                                                                                                             -----------
                                                                                                             $ 1,094,575
                                                                                                             -----------
                                            Oil & Gas Storage & Transportation - 1.2%
    225,000                  B+/B2          Global Partners LP, 6.25%, 7/15/22 (144A)                        $   225,000
    150,000                  BB-/B1         Holly Energy Partners LP, 6.5%, 3/1/20                               161,625
    395,000                  BB+/Ba3        Sabine Pass Liquefaction LLC, 5.625%, 2/1/21                         417,712
    220,000                  BB/Ba3         Targa Resources Partners LP, 4.25%, 11/15/23                         218,625
                                                                                                             -----------
                                                                                                             $ 1,022,962
                                                                                                             -----------
                                            Coal & Consumable Fuels - 0.5%
    110,000                  B/B2           Alpha Natural Resources, Inc., 7.5%, 8/1/20 (144A)               $   106,425
    100,000                  B-/Caa1        Murray Energy Corp., 8.625%, 6/15/21 (144A)                          108,250
    200,000                  B+/B1          SunCoke Energy Partners LP, 7.375%, 2/1/20 (144A)                    213,500
                                                                                                             -----------
                                                                                                             $   428,175
                                                                                                             -----------
                                            Total Energy                                                     $16,528,261
                                                                                                             -----------
                                            Materials - 6.1%
                                            Commodity Chemicals - 1.3%
    500,000                  BB/Ba3         Axiall Corp., 4.875%, 5/15/23                                    $   497,500
    200,000                  CCC+/Caa1      Hexion US Finance Corp., 8.875%, 2/1/18                              208,000
    225,000                  BB-/B2         Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                            236,250
    200,000                  BB-/B2         Tronox Finance LLC, 6.375%, 8/15/20                                  206,500
                                                                                                             -----------
                                                                                                             $ 1,148,250
                                                                                                             -----------
                                            Specialty Chemicals - 0.2%
    200,000                  B/B1           Rentech Nitrogen Partners LP, 6.5%, 4/15/21 (144A)               $   202,000
                                                                                                             -----------
                                            Metal & Glass Containers - 1.9%
    215,000                  BB+/Ba1        Ball Corp., 4.0%, 11/15/23                                       $   204,788
     50,000                  CCC+/Caa2      Beverage Packaging Holdings Luxembourg II SA, 6.0%,
                                            6/15/17 (144A)                                                        51,250

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                           Value
                                            Metal & Glass Containers - (continued)
    765,000                  B+/Ba3         Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                    $   848,194
    225,000                  CCC+/Caa2      Reynolds Group Issuer, Inc., 8.25%, 2/15/21                          244,688
    350,000                  CCC+/Caa2      Reynolds Group Issuer, Inc., 8.5%, 5/15/18                           366,188
                                                                                                             -----------
                                                                                                             $ 1,715,108
                                                                                                             -----------
                                            Paper Packaging - 0.6%
    200,000                  B-/NR          Exopack Holding Corp., 10.0%, 6/1/18 (144A)                      $   215,000
    285,000                  B/B3           Packaging Dynamics Corp., 8.75%, 2/1/16 (144A)                       292,695
                                                                                                             -----------
                                                                                                             $   507,695
                                                                                                             -----------
                                            Diversified Metals & Mining - 0.7%
     70,000                  BB/Ba3         Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                    $    70,000
    200,000                  B+/B1          First Quantum Minerals, Ltd., 7.25%, 5/15/22 (144A)                  208,500
    250,000                  B/B3           Global Brass & Copper, Inc., 9.5%, 6/1/19                            285,000
     55,000                  B/Caa1         Prince Mineral Holding Corp., 12.0%, 12/15/19 (144A)                  62,012
                                                                                                             -----------
                                                                                                             $   625,512
                                                                                                             -----------
                                            Gold - 0.3%
    100,000                  BB/Ba3         Eldorado Gold Corp., 6.125%, 12/15/20 (144A)                     $   101,000
    240,000                  BB-/B1         IAMGOLD Corp., 6.75%, 10/1/20 (144A)                                 222,000
                                                                                                             -----------
                                                                                                             $   323,000
                                                                                                             -----------
                                            Steel - 0.3%
    230,000                  B-/Caa1        JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)                     $   234,600
                                                                                                             -----------
                                            Paper Products - 0.8%
    150,000                  BB/Ba2         Clearwater Paper Corp., 4.5%, 2/1/23                             $   145,500
    220,000                  BB/Ba3         Neenah Paper, Inc., 5.25%, 5/15/21 (144A)                            223,300
    265,000                  BB-/Ba3        Resolute Forest Products, Inc., 5.875%, 5/15/23                      261,025
     80,000                  B-/Caa1        Unifrax I LLC, 7.5%, 2/15/19 (144A)                                   83,600
                                                                                                             -----------
                                                                                                             $   713,425
                                                                                                             -----------
                                            Total Materials                                                  $ 5,469,590
                                                                                                             -----------
                                            Capital Goods - 5.0%
                                            Aerospace & Defense - 1.3%
    300,000                  CCC+/Caa1      Accudyne Industries Borrower, 7.75%, 12/15/20 (144A)             $   321,000
    200,000                  BB-/Ba3        Bombardier, Inc., 4.75%, 4/15/19                                     203,500
    275,000                  BB-/Ba3        Bombardier, Inc., 6.0%, 10/15/22                                     281,875
    110,000                  BB-/Ba3        Bombardier, Inc., 6.125%, 1/15/23 (144A)                             113,300
    210,000                  BB/B1          DigitalGlobe, Inc., 5.25%, 2/1/21                                    207,900
                                                                                                             -----------
                                                                                                             $ 1,127,575
                                                                                                             -----------
                                            Building Products - 0.7%
    200,000                  BB/Ba3         Calcipar SA, 6.875%, 5/1/18 (144A)                               $   211,000
    100,000                  BB-/NR         Gibraltar Industries, Inc., 6.25%, 2/1/21                            104,000
    330,000                  BB-/B1         Griffon Corp., 5.25%, 3/1/22                                         327,938
                                                                                                             -----------
                                                                                                             $   642,938
                                                                                                             -----------
                                            Industrial Conglomerates - 0.3%
    240,000                  B+/B2          JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)                   $   267,000
                                                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                           Value
                                            Construction & Farm Machinery & Heavy Trucks - 0.8%
    370,000                  CCC-/B3        Navistar International Corp., 8.25%, 11/1/21                     $   386,188
    350,000                  B+/NR          Titan International, Inc., 6.875%, 10/1/20                           355,250
                                                                                                             -----------
                                                                                                             $   741,438
                                                                                                             -----------
                                            Industrial Machinery - 1.1%
    400,000                  B-/Caa1        BC Mountain LLC, 7.0%, 2/1/21 (144A)                             $   387,000
    100,000                  B/B3           Boart Longyear Management Pty, Ltd., 10.0%, 10/1/18 (144A)           104,500
    200,000                  B/B1           Mcron Finance Sub LLC, 8.375%, 5/15/19 (144A)                        219,000
    235,000                  B/B3           Xerium Technologies, Inc., 8.875%, 6/15/18                           249,688
                                                                                                             -----------
                                                                                                             $   960,188
                                                                                                             -----------
                                            Trading Companies & Distributors - 0.8%
    175,000                  BB+/NR         Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)               $   196,862
    200,000                  BB/Ba3         Rexel SA, 5.25%, 6/15/20 (144A)                                      208,000
    125,000                  BB-/B2         United Rentals North America, Inc., 5.75%, 11/15/24                  129,844
    200,000                  B+/B1          WESCO Distribution, Inc., 5.375%, 12/15/21 (144A)                    204,500
                                                                                                             -----------
                                                                                                             $   739,206
                                                                                                             -----------
                                            Total Capital Goods                                              $ 4,478,345
                                                                                                             -----------
                                            Commercial Services & Supplies - 0.8%
                                            Environmental & Facilities Services - 0.1%
    110,000                  B/B3           Safway Group Holding LLC, 7.0%, 5/15/18 (144A)                   $   116,600
                                                                                                             -----------
                                            Diversified Support Services - 0.3%
    230,000                  B/Caa2         NANA Development Corp., 9.5%, 3/15/19 (144A)                     $   224,250
                                                                                                             -----------
                                            Security & Alarm Services - 0.4%
    165,000                  BB+/Ba2        Allegion US Holding Co., Inc., 5.75%, 10/1/21 (144A)             $   173,662
    200,000                  B-/Caa1        Garda World Security Corp., 7.25%, 11/15/21 (144A)                   210,250
                                                                                                             -----------
                                                                                                             $   383,912
                                                                                                             -----------
                                            Total Commercial Services & Supplies                             $   724,762
                                                                                                             -----------
                                            Transportation - 1.7%
                                            Airlines - 0.8%
     96,159                  BB+/Ba3        Air Canada 2013-1 Class B Pass Through Trust, 5.375%,
                                            11/15/22 (144A)                                                  $    99,524
    320,000                  BB-/B1         Allegiant Travel Co., 5.5%, 7/15/19                                  325,200
     14,259                  BB+/Ba2        Continental Airlines 1997-4 Class B Pass Through
                                            Trust, 6.9%, 1/2/17                                                   15,275
    125,000                  NR/NR          Intrepid Aviation Group Holdings LLC, 6.875%, 2/15/19 (144A)         131,875
    100,000                  B/B2           United Continental Holdings, Inc., 6.375%, 6/1/18                    108,000
                                                                                                             -----------
                                                                                                             $   679,874
                                                                                                             -----------
                                            Railroads - 0.5%
    185,000                  B/B3           Florida East Coast Holdings Corp., 6.75%, 5/1/19 (144A)          $   195,406
    245,000                  CCC/Caa3       Florida East Coast Holdings Corp., 9.75%, 5/1/20 (144A)              258,781
                                                                                                             -----------
                                                                                                             $   454,187
                                                                                                             -----------
                                            Trucking - 0.2%
    200,000                  CCC+/Caa1      syncreon Group BV, 8.625%, 11/1/21 (144A)                        $   203,000
                                                                                                             -----------
                                            Airport Services - 0.2%
    150,000                  B/B2           Aguila 3 SA, 7.875%, 1/31/18 (144A)                              $   158,250
                                                                                                             -----------
                                            Total Transportation                                             $ 1,495,311
                                                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                           Value
                                            Automobiles & Components - 0.7%
                                            Auto Parts & Equipment - 0.4%
    145,000                  BB+/B2         Dana Holding Corp., 6.0%, 9/15/23                                $   153,700
    115,000                  B-/B3          Meritor, Inc., 6.75%, 6/15/21                                        123,694
     95,000                  B+/B2          Stackpole International Intermediate, 7.75%, 10/15/21 (144A)          99,275
                                                                                                             -----------
                                                                                                             $   376,669
                                                                                                             -----------
                                            Automobile Manufacturers - 0.3%
    200,000                  B/B1           Chrysler Group LLC, 8.25%, 6/15/21                               $   226,000
                                                                                                             -----------
                                            Total Automobiles & Components                                   $   602,669
                                                                                                             -----------
                                            Consumer Durables & Apparel - 1.5%
                                            Homebuilding - 1.5%
    100,000                  BB-/B2         Brookfield Residential Properties, Inc., 6.5%, 12/15/20 (144A)   $   105,750
    250,000                  B/B2           KB Home, 7.0%, 12/15/21                                              272,500
    190,000                  B/B2           KB Home, 7.5%, 9/15/22                                               210,900
    175,000                  BB-/Ba3        Lennar Corp., 4.5%, 6/15/19                                          179,156
    225,000                  BB-/Ba3        Lennar Corp., 4.75%, 11/15/22                                        223,875
    115,000                  BB-/Ba3        Meritage Homes Corp., 7.0%, 4/1/22                                   126,644
     75,000                  B/B2           Rialto Holdings LLC, 7.0%, 12/1/18 (144A)                             78,750
    105,000                  BB-/B1         The Ryland Group, Inc., 5.375%, 10/1/22                              104,212
                                                                                                             -----------
                                                                                                             $ 1,301,787
                                                                                                             -----------
                                            Total Consumer Durables & Apparel                                $ 1,301,787
                                                                                                             -----------
                                            Consumer Services - 1.3%
                                            Casinos & Gaming - 0.5%
    520,330                  NR/NR          Mashantucket Western Pequot Tribe, 6.5%, 7/1/36 (1.0% cash,
                                            5.50% PIK) (PIK)                                                 $    72,846
    200,000                  B+/B3          MGM Resorts International, Inc., 6.75%, 10/1/20                      223,250
    200,000                  B/B3           Scientific Games International, Inc., 6.25%, 9/1/20                  197,000
                                                                                                             -----------
                                                                                                             $   493,096
                                                                                                             -----------
                                            Hotels, Resorts & Cruise Lines - 0.3%
    210,000                  B+/B3          Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                      $   232,050
                                                                                                             -----------
                                            Education Services - 0.1%
    130,000                  CCC+/Caa1      Cambium Learning Group, Inc., 9.75%, 2/15/17                     $   132,925
                                                                                                             -----------
                                            Specialized Consumer Services - 0.4%
    330,000                  BB-/Ba3        Sotheby's, 5.25%, 10/1/22 (144A)                                 $   320,925
                                                                                                             -----------
                                            Total Consumer Services                                          $ 1,178,996
                                                                                                             -----------
                                            Media - 3.9%
                                            Advertising - 0.2%
    175,000                  B-/B3          MDC Partners, Inc., 6.75%, 4/1/20 (144A)                         $   184,625
                                                                                                             -----------
                                            Broadcasting - 0.9%
    125,000                  B-/Caa2        Intelsat Luxembourg SA, 7.75%, 6/1/21                            $   132,344
    350,000                  B+/B2          Quebecor Media, Inc., 5.75%, 1/15/23                                 359,625
    150,000                  B/B1           Sinclair Television Group, Inc., 6.375%, 11/1/21                     159,562
    145,000                  B/B3           Townsquare Radio LLC, 9.0%, 4/1/19 (144A)                            160,588
                                                                                                             -----------
                                                                                                             $   812,119
                                                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                           Value
                                            Cable & Satellite - 1.5%
    200,000                  BB-/B1         CCO Holdings LLC, 5.25%, 3/15/21                                 $   205,000
    250,000                  BB-/B1         CCO Holdings LLC, 6.5%, 4/30/21                                      266,250
    225,000                  B+/B3          Intelsat Jackson Holdings SA, 7.25%, 4/1/19                          239,344
    240,000                  BB/B1          Sirius XM Radio, Inc., 4.625%, 5/15/23 (144A)                        229,800
    375,000                  BB/Ba2         Videotron, Ltd., 5.375%, 6/15/24 (144A)                              384,375
                                                                                                             -----------
                                                                                                             $ 1,324,769
                                                                                                             -----------
                                            Movies & Entertainment - 0.9%
    220,000                  BB-/B2         Cinemark USA, Inc., 4.875%, 6/1/23                               $   219,450
    100,000                  B-/B3          Regal Entertainment Group, 5.75%, 3/15/22                            103,750
    180,000                  B-/B3          Regal Entertainment Group, Inc., 5.75%, 2/1/25                       182,250
    325,000                  B/Caa1         WMG Acquisition Corp., 6.75%, 4/15/22 (144A)                         325,000
                                                                                                             -----------
                                                                                                             $   830,450
                                                                                                             -----------
                                            Publishing - 0.4%
    280,000                  BB+/Ba1        Gannett Co., Inc., 6.375%, 10/15/23 (144A)                       $   298,900
                                                                                                             -----------
                                            Total Media                                                      $ 3,450,863
                                                                                                             -----------
                                            Food & Staples Retailing - 0.2%
                                            Food Retail - 0.2%
    140,000                  NR/B1          C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                $   140,700
                                                                                                             -----------
                                            Total Food & Staples Retailing                                   $   140,700
                                                                                                             -----------
                                            Retailing - 0.5%
                                            Distributors - 0.1%
    100,000                  BB-/Ba3        LKQ Corp., 4.75%, 5/15/23                                        $    98,600
                                                                                                             -----------
                                            Computer & Electronics Retail - 0.1%
    100,000                  B+/B1          Rent-A-Center, Inc., 4.75%, 5/1/21                               $    94,500
                                                                                                             -----------
                                            Automotive Retail - 0.3%
    230,000                  BB/Ba3         CST Brands, Inc., 5.0%, 5/1/23                                   $   230,000
                                                                                                             -----------
                                            Total Retailing                                                  $   423,100
                                                                                                             -----------
                                            Food, Beverage & Tobacco - 1.9%
                                            Distillers & Vintners - 0.4%
    145,000                  BB+/Ba1        Constellation Brands, Inc., 3.75%, 5/1/21                        $   144,094
    180,000                  BB+/Ba1        Constellation Brands, Inc., 4.25%, 5/1/23                            180,675
                                                                                                             -----------
                                                                                                             $   324,769
                                                                                                             -----------
                                            Agricultural Products - 0.2%
    200,000                  BB+/B1         Darling Ingredients, Inc., 5.375%, 1/15/22 (144A)                $   207,500
                                                                                                             -----------
                                            Packaged Foods & Meats - 0.9%
    100,000                  BB-/B1         B&G Foods, Inc., 4.625%, 6/1/21                                  $   100,250
     93,000                  B/B1           Chiquita Brands International, Inc., 7.875%, 2/1/21                  101,254
    200,000                  CCC+/Caa1      Dole Food Co., Inc., 7.25%, 5/1/19 (144A)                            202,500
    290,000                  B/B2           Post Holdings, Inc., 6.75%, 12/1/21 (144A)                           308,125
     75,000                  B/B2           Post Holdings, Inc., 7.375%, 2/15/22                                  81,094
                                                                                                             -----------
                                                                                                             $   793,223
                                                                                                             -----------
                                            Tobacco - 0.4%
    365,000                  B-/Caa1        Alliance One International, Inc., 9.875%, 7/15/21                $   372,300
                                                                                                             -----------
                                            Total Food, Beverage & Tobacco                                   $ 1,697,792
                                                                                                             -----------


   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                           Value
                                            Household & Personal Products - 0.2%
                                            Personal Products - 0.2%
    200,000                  B/B2           Revlon Consumer Products Corp., 5.75%, 2/15/21                   $   205,500
                                                                                                             -----------
                                            Total Household & Personal Products                              $   205,500
                                                                                                             -----------
                                            Health Care Equipment & Services - 2.7%
                                            Health Care Equipment - 0.3%
    285,000                  B+/B2          Physio-Control International, Inc., 9.875%, 1/15/19 (144A)       $   314,925
                                                                                                             -----------
                                            Health Care Services - 0.2%
    150,000                  CCC/Caa2       BioScrip, Inc., 8.875%, 2/15/21 (144A)                           $   156,750
                                                                                                             -----------
                                            Health Care Facilities - 1.9%
    350,000                  B/B3           Capella Healthcare, Inc., 9.25%, 7/1/17                          $   367,500
    730,000                  B-/B3          CHS, Inc., 7.125%, 7/15/20                                           790,225
    105,000                  BB/Ba3         HCA, Inc., 5.875%, 3/15/22                                           113,794
     75,000                  B-/B3          Kindred Healthcare, Inc., 6.375%, 4/15/22 (144A)                      75,375
    370,000                  B/B3           Universal Hospital Services, Inc., 7.625%, 8/15/20                   387,575
                                                                                                             -----------
                                                                                                             $ 1,734,469
                                                                                                             -----------
                                            Managed Health Care - 0.3%
    225,000                  BB/Ba2         WellCare Health Plans, Inc., 5.75%, 11/15/20                     $   239,625
                                                                                                             -----------
                                            Total Health Care Equipment & Services                           $ 2,445,769
                                                                                                             -----------
                                            Pharmaceuticals, Biotechnology & Life Sciences - 1.2%
                                            Biotechnology - 0.5%
    393,000                  B-/Caa1        Lantheus Medical Imaging, Inc., 9.75%, 5/15/17                   $   408,229
                                                                                                             -----------
                                            Pharmaceuticals - 0.7%
    200,000                  B+/B1          Endo Finance LLC, 5.75%, 1/15/22 (144A)                          $   204,000
    140,000                  B+/B1          Endo Finance LLC & Endo Finco, Inc., 5.375%, 1/15/23 (144A)          139,825
    165,000                  CCC+/Caa2      JLL, 7.5%, 2/1/22 (144A)                                             170,775
    155,000                  B/B1           Valeant Pharmaceuticals International, Inc., 5.625%,
                                            12/1/21 (144A)                                                       159,456
                                                                                                             -----------
                                                                                                             $   674,056
                                                                                                             -----------
                                            Total Pharmaceuticals, Biotechnology & Life Sciences             $ 1,082,285
                                                                                                             -----------
                                            Diversified Financials - 1.2%
                                            Other Diversified Financial Services - 0.2%
    185,000      5.65        BB/Ba1         Voya Financial, Inc., Floating Rate Note, 5/15/53                $   188,238
                                                                                                             -----------
                                            Specialized Finance - 0.6%
    130,000                  NR/NR          AAF Holdings LLC, 12.0%, 7/1/19 (144A) (12.0% cash,
                                            0.0% PIK) (PIK)                                                  $   133,412
    150,000                  B+/B2          Nationstar Mortgage LLC, 6.5%, 7/1/21                                150,375
    300,000                  B/B1           Oxford Finance LLC, 7.25%, 1/15/18 (144A)                            315,000
                                                                                                             -----------
                                                                                                             $   598,787
                                                                                                             -----------
                                            Consumer Finance - 0.1%
    110,000                  B/B3           TMX Finance LLC, 8.5%, 9/15/18 (144A)                            $   116,600
                                                                                                             -----------
                                            Asset Management & Custody Banks - 0.3%
    200,000                  BB+/Ba1        Neuberger Berman Group LLC, 5.875%, 3/15/22 (144A)               $   213,500
                                                                                                             -----------
                                            Total Diversified Financials                                     $ 1,117,125
                                                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED) (continued)
--------------------------------------------------------------------------------

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                           Value
                                            Insurance - 1.3%
                                            Insurance Brokers - 0.2%
    150,000                  CCC+/Caa2      USI, Inc. New York, 7.75%, 1/15/21 (144A)                        $   154,125
                                                                                                             -----------
                                            Life & Health Insurance - 0.2%
    200,000                  BB-/B1         Fidelity & Guaranty Life Holdings, Inc., 6.375%, 4/1/21 (144A)   $   214,500
                                                                                                             -----------
                                            Reinsurance - 0.9%
    250,000      7.40        BB-/NR         Embarcadero Reinsurance, Ltd., Floating Rate Note, 2/13/15
                                            (Cat Bond) (144A)                                                $   253,375
    250,000     12.78        NR/NR          Residential Reinsurance 2012, Ltd., Floating Rate Note, 12/6/16
                                            (Cat Bond) (144A)                                                    271,100
    250,000      4.03        BB/NR          Sanders Re, Ltd., Floating Rate Note, 5/5/17 (Cat Bond) (144A)       247,650
                                                                                                             -----------
                                                                                                             $   772,125
                                                                                                             -----------
                                            Total Insurance                                                  $ 1,140,750
                                                                                                             -----------
                                            Real Estate - 2.2%
                                            Diversified REIT - 0.7%
    375,000                  B/Ba3          CNL Lifestyle Properties, Inc., 7.25%, 4/15/19                   $   394,219
    210,000                  BB/Ba1         MPT Operating Partnership LP, 5.5%, 5/1/24                           215,775
                                                                                                             -----------
                                                                                                             $   609,994
                                                                                                             -----------
                                            Mortgage REIT - 0.5%
     50,000                  B+/B3          iStar Financial, Inc., 4.875%, 7/1/18                            $    50,125
    365,000                  NR/NR          NorthStar Realty Finance Corp., 3.0%, 9/30/14                        364,301
                                                                                                             -----------
                                                                                                             $   414,426
                                                                                                             -----------
                                            Office REIT - 0.3%
    300,000                  BB/Ba1         DuPont Fabros Technology LP, 5.875%, 9/15/21                     $   313,500
                                                                                                             -----------
                                            Specialized REIT - 0.1%
    100,000                  BB/Ba3         Aviv Healthcare Properties LP, 7.75%, 2/15/19                    $   106,500
                                                                                                             -----------
                                            Real Estate Development - 0.3%
    300,000                  B/Ba3          The Howard Hughes Corp., 6.875%, 10/1/21 (144A)                  $   321,000
                                                                                                             -----------
                                            Real Estate Services - 0.3%
    235,000                  BB-/B2         Kennedy-Wilson, Inc., 5.875%, 4/1/24                             $   238,525
                                                                                                             -----------
                                            Total Real Estate                                                $ 2,003,945
                                                                                                             -----------
                                            Software & Services - 2.2%
                                            Internet Software & Services - 0.9%
    130,000                  BB/Ba3         Equinix, Inc., 5.375%, 4/1/23                                    $   132,925
     75,000                  BB+/Ba1        IAC, 4.875%, 11/30/18                                                 78,188
    365,000                  BB/Ba3         j2 Global, Inc., 8.0%, 8/1/20                                        395,112
    230,000                  BB+/Baa3       VeriSign, Inc., 4.625%, 5/1/23                                       227,217
                                                                                                             -----------
                                                                                                             $   833,442
                                                                                                             -----------
                                            Data Processing & Outsourced Services - 0.6%
    100,000                  BB-/Ba2        Audatex North America, Inc., 6.0%, 6/15/21 (144A)                $   106,750
     89,000                  B-/Caa1        First Data Corp., 12.625%, 1/15/21                                   109,581
     50,000                  B+/B1          First Data Corp., 7.375%, 6/15/19 (144A)                              53,688
    100,000                  BB-/B2         NeuStar, Inc., 4.5%, 1/15/23                                          86,500
    200,000                  BB/Ba3         WEX, Inc., 4.75%, 2/1/23 (144A)                                      193,500
                                                                                                             -----------
                                                                                                             $   550,019
                                                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                           Value
                                            Application Software - 0.2%
    135,000                  BB/B2          ACI Worldwide, Inc., 6.375%, 8/15/20 (144A)                      $   142,088
                                                                                                             -----------
                                            Systems Software - 0.3%
    343,928                  NR/NR          Pegasus Solutions, Inc., 13.0%, 9/15/14 (144A) (d)               $   319,853
                                                                                                             -----------
                                            Home Entertainment Software - 0.2%
    150,000                  BB+/Ba2        Activision Blizzard, Inc., 5.625%, 9/15/21 (144A)                $   161,625
                                                                                                             -----------
                                            Total Software & Services                                        $ 2,007,027
                                                                                                             -----------
                                            Technology Hardware & Equipment - 3.0%
                                            Communications Equipment - 0.8%
    410,000                  BB+/Ba3        Brocade Communications Systems, Inc., 4.625%, 1/15/23            $   397,700
     80,000                  B+/B2          CommScope, Inc., 5.0%, 6/15/21 (144A)                                 81,600
     80,000                  B+/B2          CommScope, Inc., 5.5%, 6/15/24 (144A)                                 81,300
    150,000                  B-/B2          ViaSat, Inc., 6.875%, 6/15/20                                        161,625
                                                                                                             -----------
                                                                                                             $   722,225
                                                                                                             -----------
                                            Computer Hardware - 0.2%
    210,000                  BB/Ba3         NCR Corp., 5.0%, 7/15/22                                         $   212,625
                                                                                                             -----------
                                            Computer Storage & Peripherals - 1.1%
    500,000                  BBB-/Ba1       Seagate HDD Cayman, 4.75%, 1/1/25 (144A)                         $   496,250
    475,000                  BBB-/Ba1       Seagate HDD Cayman, 4.75%, 6/1/23 (144A)                             478,562
                                                                                                             -----------
                                                                                                             $   974,812
                                                                                                             -----------
                                            Electronic Equipment Manufacturers - 0.5%
    445,000                  B+/B1          Viasystems, Inc., 7.875%, 5/1/19 (144A)                          $   470,588
                                                                                                             -----------
                                            Electronic Components - 0.2%
     55,000                  B+/Ba2         Belden, Inc., 5.25%, 7/15/24 (144A)                              $    55,412
    130,000                  B+/Ba2         Belden, Inc., 5.5%, 9/1/22 (144A)                                    134,550
                                                                                                             -----------
                                                                                                             $   189,962
                                                                                                             -----------
                                            Electronic Manufacturing Services - 0.2%
     50,000                  BB+/Ba1        Flextronics International, Ltd., 4.625%, 2/15/20                 $    51,375
     80,000                  BB+/Ba1        Flextronics International, Ltd., 5.0%, 2/15/23                        82,800
                                                                                                             -----------
                                                                                                             $   134,175
                                                                                                             -----------
                                            Total Technology Hardware & Equipment                            $ 2,704,387
                                                                                                             -----------
                                            Semiconductors & Semiconductor Equipment - 0.6%
                                            Semiconductor Equipment - 0.4%
    325,000                  BB-/B3         Entegris, Inc., 6.0%, 4/1/22 (144A)                              $   334,750
                                                                                                             -----------
                                            Semiconductors - 0.2%
    210,000                  B/B2           Advanced Micro Devices, Inc., 7.5%, 8/15/22                      $   226,538
                                                                                                             -----------
                                            Total Semiconductors & Semiconductor Equipment                   $   561,288
                                                                                                             -----------
                                            Telecommunication Services - 4.5%
                                            Integrated Telecommunication Services - 3.7%
    375,000                  BB/Ba2         CenturyLink, Inc., 6.45%, 6/15/21                                $   406,875
     75,000                  BB/Ba2         CenturyLink, Inc., 6.75%, 12/1/23                                     81,938
    389,000                  B/B3           Cincinnati Bell, Inc., 8.375%, 10/15/20                              426,441
    731,000                  BB-/Ba2        Frontier Communications Corp., 8.75%, 4/15/22                        847,960
    200,000                  BB-/Ba2        Frontier Communications Corp., 9.25%, 7/1/21                         239,500
    105,000                  BB-/B1         tw telecom holdings inc, 5.375%, 10/1/22                             114,844

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                           Value
                                            Integrated Telecommunication Services - (continued)
    230,000                  B/B1           Windstream Corp., 6.375%, 8/1/23                                 $   233,162
    405,000                  B/B1           Windstream Corp., 7.5%, 6/1/22                                       440,944
    500,000                  B/B1           Windstream Corp., 7.75%, 10/15/20                                    541,875
                                                                                                             -----------
                                                                                                             $ 3,333,539
                                                                                                             -----------
                                            Wireless Telecommunication Services - 0.8%
    195,000                  BB-/B1         Sprint Corp., 7.125%, 6/15/24 (144A)                             $   206,700
     80,000                  BB/Ba3         T-Mobile USA, Inc., 6.5%, 1/15/24                                     85,500
    360,000                  BB/Ba3         T-Mobile USA, Inc., 6.542%, 4/28/20                                  388,800
                                                                                                             -----------
                                                                                                             $   681,000
                                                                                                             -----------
                                            Total Telecommunication Services                                 $ 4,014,539
                                                                                                             -----------
                                            Utilities - 1.8%
                                            Gas Utilities - 0.2%
    200,000                  B-/B2          Star Gas Partners LP, 8.875%, 12/1/17                            $   211,960
                                                                                                             -----------
                                            Independent Power Producers & Energy Traders - 1.6%
    330,000                  BB-/Ba3        AES Corp. Virginia, 4.875%, 5/15/23                              $   326,700
    400,000                  BB-/B1         NRG Energy, Inc., 6.25%, 5/1/24 (144A)                               418,000
    450,000                  BB-/B1         NRG Energy, Inc., 6.625%, 3/15/23                                    487,125
    125,000                  NR/NR          SunPower Corp., 0.875%, 6/1/21 (144A)                                146,328
                                                                                                             -----------
                                                                                                             $ 1,378,153
                                                                                                             -----------
                                            Total Utilities                                                  $ 1,590,113
                                                                                                             -----------
                                            TOTAL CORPORATE BONDS
                                            (Cost $53,920,132)                                               $56,364,904
                                                                                                             -----------
                                            SENIOR FLOATING RATE LOAN INTERESTS - 4.5%**
                                            Energy - 1.2%
                                            Oil & Gas Drilling - 0.2%
    169,390      7.50        B/B3           Jonah Energy LLC, Term Loan (Second Lien), 5/8/21                $   171,719
                                                                                                             -----------
                                            Oil & Gas Exploration & Production - 1.0%
    450,000      0.00        NR/NR          American Energy Partners, Inc., Term Loan, 6/17/15               $   450,000
     60,000      8.38        B-/B2          Fieldwood Energy LLC, Closing Date Loan (Second Lien), 9/30/20        62,046
    200,000      5.00        B/B1           Samson Investment Co., Tranche 1 Term Loan (Second Lien), 9/25/18    200,411
    225,000      0.00        B-/NR          Templar Energy LLC, Term Loan, 11/25/20                              223,875
                                                                                                             -----------
                                                                                                             $   936,332
                                                                                                             -----------
                                            Total Energy                                                     $ 1,108,051
                                                                                                             -----------
                                            Capital Goods - 0.1%
                                            Industrial Conglomerates - 0.1%
     80,000      8.25        B-/Caa1        Filtration Group Corp., Initial Term Loan
                                            (Second Lien), 11/15/21                                          $    81,600
                                                                                                             -----------
                                            Total Capital Goods                                              $    81,600
                                                                                                             -----------
                                            Commercial Services & Supplies - 0.5%
                                            Diversified Commercial & Prof Svc - 0.3%
    251,461      3.75        NR/Ba2         Seven Seas Cruises S de RL LLC, Term B2 Loan, 12/21/18           $   251,619
                                                                                                             -----------
                                            Security & Alarm Services - 0.2%
    185,744      4.25        B/Ba3          Monitronics International, Inc., Term B Loan, 3/23/18            $   186,382
                                                                                                             -----------
                                            Total Commercial Services & Supplies                             $   438,001
                                                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                           Value
                                            Automobiles & Components - 1.0%
                                            Auto Parts & Equipment - 0.6%
    169,006      5.00        B+/B2          HHI Holdings LLC, Additional Term Loan, 10/5/18                  $   169,992
     58,379      4.25        NR/B1          Metaldyne LLC, Tranche B Term Loan, 12/18/18                          58,671
    301,960      3.23        BB-/B1         Tower Automotive Holdings USA LLC, Refinancing Term Loan, 4/23/20    301,897
                                                                                                             -----------
                                                                                                             $   530,560
                                                                                                             -----------
                                            Automobile Manufacturers - 0.4%
    378,300      3.50        BB+/Ba1        Chrysler Group LLC, Term Loan B, 5/24/17                         $   380,259
                                                                                                             -----------
                                            Total Automobiles & Components                                   $   910,819
                                                                                                             -----------
                                            Consumer Services - 0.1%
                                            Restaurants - 0.1%
     92,549      4.00        BB-/Ba3        Landry's, Inc., B Term Loan, 4/24/18                             $    92,896
                                                                                                             -----------
                                            Total Consumer Services                                          $    92,896
                                                                                                             -----------
                                            Media - 0.1%
                                            Broadcasting - 0.1%
     39,475      4.00        B+/NR          Univision Communications, Inc., Replacement First-Lien Term
                                            Loan, 3/1/20                                                     $    39,493
                                                                                                             -----------
                                            Total Media                                                      $    39,493
                                                                                                             -----------
                                            Food & Staples Retailing - 0.3%
                                            Food Distributors - 0.3%
      3,117      5.75        B/B2           AdvancePierre Foods, Inc., Term Loan (First Lien), 7/10/17       $     3,125
    280,000      8.25        CCC+/Caa1      Del Monte Foods Consumer Products,Term Loan (Second
                                            Lien), 5/26/21                                                       275,683
                                                                                                             -----------
                                                                                                             $   278,808
                                                                                                             -----------
                                            Total Food & Staples Retailing                                   $   278,808
                                                                                                             -----------
                                            Health Care Equipment & Services - 0.7%
                                            Health Care Services - 0.5%
     69,222      6.75        B+/B1          Ardent Medical Services, Inc., 1st Lien Term Loan, 5/2/18        $    69,676
     30,629      6.50        NR/B1          BioScrip, Inc., Delayed Draw Term Loan, 7/31/20                       30,821
     33,414      6.50        B/B1           BioScrip, Inc., Initial Term B Loan, 7/31/20                          33,622
    291,455      6.50        B+/B2          Gentiva Health Services, Inc., Initial Term B Loan, 10/10/19         292,002
                                                                                                             -----------
                                                                                                             $   426,121
                                                                                                             -----------
                                            Health Care Facilities - 0.2%
    170,000      1.75        B-/B3          AmSurg Corp., Term Loan, 5/29/15                                 $   170,850
                                                                                                             -----------
                                            Total Health Care Equipment & Services                           $   596,971
                                                                                                             -----------
                                            Diversified Financials - 0.2%
                                            Other Diversified Financial Services - 0.2%
    123,674      5.25        BB/Ba3         WorldPay, Facility B2A Term Loan, 8/6/17                         $   125,066
                                                                                                             -----------
                                            Total Diversified Financials                                     $   125,066
                                                                                                             -----------
                                            Software & Services - 0.1%
                                            Application Software - 0.1%
     59,078      8.50        B-/B1          Expert Global Solutions, Inc., Term B Advance
                                            (First Lien), 4/3/18                                             $    58,831
     47,774      4.25        B+/B1          Vertafore, Inc., Term Loan (2013), 10/3/19                            47,919
                                                                                                             -----------
                                                                                                             $   106,750
                                                                                                             -----------
                                            Total Software & Services                                        $   106,750
                                                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                           Value
                                            Semiconductors & Semiconductor Equipment - 0.2%
                                            Semiconductor Equipment - 0.2%
    200,553      4.50        NR/B1          Aeroflex, Inc., Tranche B-1 Term Loan, 11/9/19                   $   201,556
                                                                                                             -----------
                                            Total Semiconductors & Semiconductor Equipment                   $   201,556
                                                                                                             -----------
                                            TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                            (Cost $3,946,064)                                                $ 3,980,011
                                                                                                             -----------

     Shares
                                            RIGHTS / WARRANTS - 0.0%+
                                            Energy - 0.0%+
                                            Oil & Gas Equipment & Services - 0.0%+
         75                                 Green Field Energy Services, Inc., 11/15/21 (144A)               $        75
                                                                                                             -----------
                                            Total Energy                                                     $        75
                                                                                                             -----------
                                            Automobiles & Components - 0.0%+
                                            Auto Parts & Equipment - 0.0%+
         70                                 Lear Corp., 11/9/14                                              $    12,405
                                                                                                             -----------
                                            Total Automobiles & Components                                   $    12,405
                                                                                                             -----------
                                            TOTAL RIGHTS / WARRANTS
                                            (Cost $6,780)                                                    $    12,480
                                                                                                             -----------
                                            TOTAL INVESTMENT IN SECURITIES - 96.0%
                                            (Cost $78,857,293) (a)                                           $85,851,934
                                                                                                             -----------
                                            OTHER ASSETS & LIABILITIES - 4.0%                                $ 3,613,429
                                                                                                             -----------
                                            TOTAL NET ASSETS - 100.0%                                        $89,465,363
                                                                                                             ===========

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2014, the value of these securities amounted to $26,535,730 or 29.7% of total net assets.

(PIK)       Represents a pay-in-kind security.

REIT        Real Estate Investment Trust.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual) Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At June 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $78,909,374 was as follows:

             Aggregate gross unrealized appreciation for all investments
               in which there is an excess of value over tax cost                        $ 8,164,583

             Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                                  (1,222,023)
                                                                                         -----------
             Net unrealized appreciation                                                 $ 6,942,560
                                                                                         ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)         Security is in default and is non-income producing.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2014 aggregated $21,079,407 and $13,181,151, respectively. Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3.

The following is a summary of the inputs used as of June 30, 2014, in valuing the Portfolio's investments:

                                             Level 1       Level 2      Level 3       Total
Convertible Corporate Bonds               $          --  $13,924,890  $        --  $13,924,890
Preferred Stocks
  Consumer Services
    Hotels, Resorts & Cruise Lines                   --       41,000           --       41,000
  All Other Preferred Stocks                  1,396,750           --           --    1,396,750
Convertible Preferred Stocks                         --           --           --           --
  Energy
    Oil & Gas Exploration & Production          107,649      687,222           --      794,871
  Consumer Durables & Apparel
    Home Furnishings                                 --      396,250           --      396,250
  Food, Beverage & Tobacco
    Packaged Foods & Meats                           --      275,231           --      275,231
  Diversified Financials
    Asset Management & Custody Banks                 --      126,125           --      126,125
  All Other Convertible Preferred Stocks        900,436           --           --      900,436
Common Stocks
  Consumer Services
    Hotels, Resorts & Cruise Lines                   --        1,428           --        1,428
  All Other Common Stocks                     6,865,886           --           --    6,865,886
Asset Backed Securities                              --      110,598           --      110,598
Collateralized Mortgage Obligations                  --      661,074           --      661,074
Corporate Bonds                                      --   56,364,904           --   56,364,904
Senior Floating Rate Loan Interests                  --    3,980,011           --    3,980,011
Warrants
  Energy
    Oil & Gas Equipment & Services                   --           75           --           75
  Automobiles & Components
    Auto Parts & Equipment                       12,405           --           --       12,405
                                          -------------  -----------  -----------  -----------
Total                                     $   9,283,126  $76,568,808  $        --  $85,851,934
                                          =============  ===========  ===========  ===========

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

                                                                                    Preferred
                                                                                     Stocks
Balance as of 12/31/13                                                             $   134,341
Realized gain (loss)(1)                                                                 12,729
Change in unrealized appreciation (depreciation)(2)                                         --
Purchases
Sales                                                                                 (147,070)
Transfers in and out of Level 3*                                                   -----------
Balance as of 6/30/14                                                              $        --
                                                                                   -----------

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended June 30, 2014, there were no transfers between Levels 1, 2 and 3.

     During the six months ended June 30, 2014, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 6/30/14                                                            $        --
                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months
                                                             Ended                            Year Ended
                                                            6/30/14   Year Ended Year Ended    12/31/11    Year Ended Year Ended
                                                          (unaudited)  12/31/13   12/31/12  (Consolidated)  12/31/10   12/31/09
Class I
Net asset value, beginning of period                       $ 10.49     $ 10.47    $  9.92      $ 10.64     $  9.53     $  6.46
                                                           -------     -------    -------      -------     -------     -------
Increase (decrease) from investment operations:
  Net investment income                                    $  0.23     $  0.50    $  0.56      $  0.59     $  0.59     $  0.61
  Net realized and unrealized gain (loss) on investments      0.35        0.70       0.96        (0.75)       1.07        3.10
                                                           -------     -------    -------      -------     -------     -------
    Net increase (decrease) from investment operations     $  0.58     $  1.20    $  1.52      $ (0.16)    $  1.66     $  3.71
Distributions to shareowners:
  Net investment income                                    $ (0.26)    $ (0.56)   $ (0.57)     $ (0.56)    $ (0.55)    $ (0.64)
  Net realized gain                                          (0.39)      (0.62)     (0.40)          --          --          --
                                                           -------     -------    -------      -------     -------     -------
  Total distributions                                      $ (0.65)    $ (1.18)   $ (0.97)     $ (0.56)    $ (0.55)    $ (0.64)
                                                           -------     -------    -------      -------     -------     -------
    Net increase (decrease) in net asset value             $ (0.07)    $  0.02    $  0.55      $ (0.72)    $  1.11     $  3.07
                                                           -------     -------    -------      -------     -------     -------
Net asset value, end of period                             $ 10.42     $ 10.49    $ 10.47      $  9.92     $ 10.64     $  9.53
                                                           =======     =======    =======      =======     =======     =======
Total return*                                                 5.59%      12.07%     16.08%       (1.68)%     18.04%      60.49%
Ratio of total expenses to average net assets                 0.84%**     0.85%      0.86%        0.82%       0.81%       0.80%
Ratio of net investment income to average net assets          4.41%**     4.78%      5.39%        5.47%       5.98%       7.58%
Portfolio turnover rate                                         33%**       39%        44%          43%         33%         41%
Net assets, end of period (in thousands)                   $64,694     $62,232    $59,937      $58,084     $71,180     $73,517

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Six Months
                                                           Ended                            Year Ended
                                                          6/30/14    Year Ended Year Ended    12/31/11    Year Ended  Year Ended
                                                        (unaudited)   12/31/13   12/31/12  (Consolidated)  12/31/10    12/31/09
Class II
Net asset value, beginning of period                      $ 10.44     $ 10.42    $  9.88      $ 10.61      $  9.51     $  6.45
                                                          -------     -------    -------      -------      -------     -------
Increase (decrease) from investment operations:
  Net investment income                                   $  0.21     $  0.47    $  0.54      $  0.55      $  0.54     $  0.61
  Net realized and unrealized gain (loss) on investments     0.35        0.70       0.94        (0.75)        1.08        3.07
                                                          -------     -------    -------      -------      -------     -------
    Net increase (decrease) from investment operations    $  0.56     $  1.17    $  1.48      $ (0.20)     $  1.62     $  3.68
Distributions to shareowners:
  Net investment income                                   $ (0.24)    $ (0.53)   $ (0.54)     $ (0.53)     $ (0.52)    $ (0.62)
  Net realized gain                                         (0.39)      (0.62)     (0.40)          --           --          --
                                                          -------     -------    -------      -------      -------     -------
  Total distributions                                     $ (0.63)    $ (1.15)   $ (0.94)     $ (0.53)     $ (0.52)    $ (0.62)
                                                          -------     -------    -------      -------      -------     -------
    Net increase (decrease) in net asset value            $ (0.07)    $  0.02    $  0.54      $ (0.73)     $  1.10     $  3.06
                                                          -------     -------    -------      -------      -------     -------
Net asset value, end of period                            $ 10.37     $ 10.44    $ 10.42      $  9.88      $ 10.61     $  9.51
                                                          =======     =======    =======      =======      =======     =======
Total return*                                                5.47%      11.82%     15.73%       (2.04)%      17.67%      60.03%
Ratio of total expenses to average net assets                1.09%**     1.11%      1.12%        1.07%        1.04%       1.05%
Ratio of net investment income to average net assets         4.16%**     4.54%      5.10%        5.18%        5.67%       7.24%
Portfolio turnover rate                                        33%**       39%        44%          43%          33%         41%
Net assets, end of period (in thousands)                  $24,771     $18,240    $13,124      $14,696      $15,582     $65,631

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $78,857,293)                        $85,851,934
  Cash                                                                 4,171,561
  Receivables --
    Investment securities sold                                            10,525
    Portfolio shares sold                                                 89,682
    Interest                                                             935,155
    Dividends                                                             34,720
                                                                     -----------
         Total assets                                                $91,093,577
                                                                     -----------
LIABILITIES:
  Payables --
    Investment securities purchased                                  $ 1,359,001
    Portfolio shares repurchased                                         252,981
    Trustee fees                                                             179
  Due to affiliates                                                        8,219
  Accrued expenses                                                         7,834
                                                                     -----------
        Total liabilities                                            $ 1,628,214
                                                                     -----------
NET ASSETS:
  Paid-in capital                                                    $81,128,193
  Undistributed net investment income                                    224,643
  Accumulated net realized gain on investments                         1,117,886
  Net unrealized appreciation on investments                           6,994,641
                                                                     -----------
        Total net assets                                             $89,465,363
                                                                     ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $64,694,100/6,207,332 shares)                    $     10.42
                                                                     ===========
  Class II (based on $24,771,263/2,388,963 shares)                   $     10.37
                                                                     ===========

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

  For the Six Months Ended 6/30/14

INVESTMENT INCOME:
  Interest                                                  $2,099,317
  Dividends                                                    145,192
                                                            ----------
        Total investment income                                          $2,244,509
                                                                         ----------
EXPENSES:
  Management fees                                           $  277,887
  Transfer agent fees
     Class I                                                       750
     Class II                                                      750
  Distribution fees
     Class II                                                   25,532
  Administrative reimbursements                                 21,974
  Custodian fees                                                 5,901
  Professional fees                                             23,838
  Printing expense                                               9,493
  Fees and expenses of nonaffiliated Trustees                    3,473
  Miscellaneous                                                 14,059
                                                            ----------
     Total expenses                                                      $  383,657
                                                                         ----------
         Net investment income                                           $1,860,852
                                                                         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND BRIDGE LOAN COMMITMENTS:
  Net realized gain (loss) on:
     Investments                                            $1,121,124
     Bridge loan commitments                                       (68)  $1,121,056
                                                            ----------   ----------
  Change in net unrealized appreciation on investments                   $1,672,850
                                                                         ----------
  Net gain on investments                                                $2,793,906
                                                                         ----------
  Net increase in net assets resulting from operations                   $4,654,758
                                                                         ==========

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   Six Months
                                                                                      Ended
                                                                                     6/30/14      Year Ended
                                                                                   (unaudited)     12/31/13
FROM OPERATIONS:
Net investment income                                                             $  1,860,852   $  3,586,686
Net realized gain on investments and bridge loan commitments                         1,121,056      3,392,167
Change in net unrealized appreciation on investments                                 1,672,850      1,520,903
                                                                                  ------------   ------------
      Net increase in net assets resulting from operations                        $  4,654,758   $  8,499,756
                                                                                  ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.26 and $0.56 per share, respectively)                           $ (1,573,595)  $ (3,265,849)
      Class II ($0.24 and $0.53 per share, respectively)                              (466,628)      (674,771)
Net realized gain:
      Class I ($0.39 and $0.62 per share, respectively)                             (2,375,615)    (3,610,144)
      Class II ($0.39 and $0.62 per share, respectively)                              (807,698)      (666,059)
                                                                                  ------------   ------------
          Total distributions to shareowners                                      $ (5,223,536)  $ (8,216,823)
                                                                                  ------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  $ 20,244,525   $ 22,540,459
Reinvestment of distributions                                                        5,223,536      8,216,823
Cost of shares repurchased                                                         (15,905,329)   (23,629,512)
                                                                                  ------------   ------------
      Net increase in net assets resulting from Portfolio share transactions      $  9,562,732   $  7,127,770
                                                                                  ------------   ------------
      Net increase in net assets                                                  $  8,993,954   $  7,410,703
NET ASSETS:
Beginning of period                                                               $ 80,471,409   $ 73,060,706
                                                                                  ------------   ------------
End of period                                                                     $ 89,465,363   $ 80,471,409
                                                                                  ============   ============
Undistributed net investment income                                               $    224,643   $    404,014
                                                                                  ============   ============

                                                 '14 Shares    '14 Amount
                                                (unaudited)    (unaudited)    '13 Shares    '13 Amount
CLASS I
Shares sold                                         906,099   $  9,630,080       963,117   $ 10,227,319
Reinvestment of distributions                       377,288      3,949,210       666,824      6,875,993
Less shares repurchased                          (1,010,078)   (10,732,280)   (1,421,447)   (14,945,951)
                                                -----------   ------------   -----------   ------------
      Net increase                                  273,309   $  2,847,010       208,494   $  2,157,361
                                                ===========   ============   ===========   ============
CLASS II
Shares sold                                       1,009,399   $ 10,614,445     1,182,279   $ 12,313,140
Reinvestment of distributions                       122,216      1,274,326       130,435      1,340,830
Less shares repurchased                            (490,354)    (5,173,049)     (825,009)    (8,683,561)
                                                -----------   ------------   -----------   ------------
      Net increase                                  641,261   $  6,715,722       487,705   $  4,970,409
                                                ===========   ============   ===========   ============

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer High Yield VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative price service, broker quotes will be solicited. Fixed income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

      Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

      and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

      At June 30, 2014, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.    Forward Foreign Currency Contracts

      The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The Portfolio had no outstanding forward foreign currency contracts during the six months ended June 30, 2014.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

      the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the years ended December 31, 2013 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2013, were as follows:

      --------------------------------------------------------------------------
                                                                         2013
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                                 $4,538,817
      Long-term capital gain                                           3,678,006
                                                                      ----------
        Total distributions                                           $8,216,823
                                                                      ==========
      Distributable Earnings
      (Accumulated Losses):
      Undistributed ordinary income                                   $  728,550
      Undistributed long-term
        capital gain                                                   2,907,688
      Net unrealized appreciation                                      5,269,710
                                                                      ----------
        Total                                                         $8,905,948
                                                                      ==========

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and sidecars, interest on default bonds and interest accruals on preferred stock.

E.    Portfolio Shares and Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
      (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $85,277 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2014. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-ofpocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

      Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.    Risks

      The Portfolio invests in below investment grade (high yield) debt securities and in preferred and common stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities. In addition, the Portfolio may have concentrations in certain asset types, which may subject the Portfolio to additional risks. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.    Repurchase Agreements

      With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the six months ended June 30, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,292 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $250 in transfer agent fees payable to PIMSS at June 30, 2014.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12B-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $677 in distribution fees payable to PFD at June 30, 2014.

5. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Portfolio, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Portfolio's independent registered public accounting firm for the fiscal year ending December 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Portfolio's independent registered public accounting firm, effective upon completion of the audit of the Portfolio's financial statements for the fiscal year ended December 31, 2013.

During the periods that Ernst & Young LLP served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, Ernst & Young LLP's reports on the financial statements of the Portfolio have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                               Trustees
Daniel K. Kingsbury, President*                        Thomas J. Perna, Chairman
Mark D. Goodwin, Executive Vice President              David R. Bock
Mark E. Bradley, Treasurer**                           Benjamin M. Friedman
Christopher J. Kelley, Secretary                       Margaret B.W. Graham
                                                       Daniel K. Kingsbury*
                                                       Marguerite A. Piret
                                                       Kenneth J. Taubes
                                                       Stephen K. West***

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*     Chief Executive Officer of the Portfolios. Resigned effective August 8,
      2014.

**    Chief Financial and Accounting Officer of the Portfolios

***   Retired effective July 15, 2014.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19622-08-0814

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2014

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        10

  Notes to Financial Statements                                               15

  Trustees, Officers and Service Providers                                    19

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/14
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         94.4%
International Common Stocks                                                5.6%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 26.9%
Industrials                                                                14.2%
Health Care                                                                12.5%
Consumer Discretionary                                                     11.3%
Energy                                                                     10.1%
Information Technology                                                      9.1%
Utilities                                                                   7.6%
Materials                                                                   4.8%
Consumer Staples                                                            3.5%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
1.  The Goodyear Tire &
    Rubber Co.                                                             2.14%
--------------------------------------------------------------------------------
2.  NCR Corp.                                                              2.10
--------------------------------------------------------------------------------
3.  Precision Drilling Corp.                                               1.79
--------------------------------------------------------------------------------
4.  The NASDAQ OMX
    Group, Inc.                                                            1.69
--------------------------------------------------------------------------------
5.  Skyworks Solutions, Inc.                                               1.67
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/14
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                             6/30/14          12/31/13
     Class I                                          $ 22.05          $ 22.96
     Class II                                         $ 21.89          $ 22.79

                              Net
Distributions per Share       Investment     Short-Term         Long-Term
(1/1/14 - 6/30/14)            Income         Capital Gains      Capital Gains
     Class I                  $ 0.2151       $ 0.5770           $ 2.6895
     Class II                 $ 0.1591       $ 0.5770           $ 2.6895

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Mid Cap Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Pioneer Mid Cap Value   Pioneer Mid Cap Value
                VCT Portfolio, Class I  VCT Portfolio, Class II     Russell Midcap Value Index
6/30/2004       $10,000                 $10,000                     $10,000
6/30/2005       $11,701                 $11,671                     $12,180
6/30/2006       $12,246                 $12,185                     $13,916
6/30/2007       $15,406                 $15,288                     $16,990
6/30/2008       $13,340                 $13,197                     $14,087
6/30/2009       $ 9,946                 $ 9,812                     $ 9,788
6/30/2010       $11,514                 $11,338                     $12,618
6/30/2011       $15,010                 $14,744                     $16,943
6/30/2012       $14,047                 $13,757                     $16,880
6/30/2013       $16,928                 $16,543                     $21,547
6/30/2014       $22,047                 $21,496                     $27,528

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2014)

--------------------------------------------------------------------------------
                                                                  Russell Midcap
                                   Class I         Class II        Value Index
--------------------------------------------------------------------------------
10 Years                            8.23%            7.95%            10.66%
5 Years                            17.26%           16.98%            22.97%
1 Year                             30.24%           29.94%            27.76%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:


1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from January 1, 2014, through June 30, 2014.

Share Class                                       I                     II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/14             $1,000.00              $1,000.00
Ending Account Value on 6/30/14               $1,113.50              $1,112.40
Expenses Paid During Period*                  $    3.72              $    5.03

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.71% and 0.96% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2014, through June 30, 2014.

Share Class                                      I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/14            $1,000.00           $1,000.00
Ending Account Value on 6/30/14              $1,021.27           $1,020.03
Expenses Paid During Period*                 $    3.56           $    4.81

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.71% and 0.96% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/14
--------------------------------------------------------------------------------

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Edward T. "Ned" Shadek, Jr. discusses his investment approach as well as the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the six-month period ended June 30, 2014. Mr. Shadek, a senior vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Portfolio*.

Q: How did the Portfolio perform during the six-month period ended June 30, 2014?

A: The Portfolio's Class I shares returned 11.35% at net asset value during the six-month period ended June 30, 2014, and Class II shares returned 11.24%, while the Portfolio's benchmark, the Russell Midcap Value Index (the Russell Index), returned 11.14%. During the same period, the average return of the 214 variable portfolios in Lipper's Multi-Cap Core Underlying Funds category was 5.71%.

Q: How would you describe the market environment for equities during the six-month period ended June 30, 2014?

A: After a strong finish to 2013, the first few months of 2014 presented a much more challenging period for equity investors. Concerns about economic growth in the emerging markets and mixed economic data releases in the U.S. helped to drive a sharp market sell-off in January 2014, particularly of higher-quality and more value-oriented stocks. Equities did, however, regain traction over the final few months of the period despite renewed international tensions related to the crises in the Ukraine and Iraq as well as general concerns about the future path of U.S. monetary policy--particularly after the Federal Reserve Board (Fed) began tapering its stimulative quantitative easing program earlier in the year. The domestic equity market, as measured by the Standard & Poor's 500 Index, finished the six-month period with a very solid return of 7.12%.

Q: What were the main reasons for the Portfolio's slight outperformance of its benchmark, the Russell Index, during the six-month period ended June 30, 2014?

A: Successful stock selection in several sectors - most notably energy, consumer discretionary, information technology, and health care - drove the Portfolio's modest benchmark-relative outperformance during the period.

    Individual Portfolio names that made strong positive contributions to relative returns during the period included Skyworks Solutions, Weatherford International, Precision Drilling and Cimarex Energy. Skyworks Solutions, a wireless semiconductor company, outperformed over the period after preannouncing positive results in early June due to broad-based demand growth across its mobile products. In energy, where the Portfolio's holdings performed particularly well, Weatherford International, an oil service company, turned in very good results due to continued progress on its restructuring program and a rebound in the oil service industry in North America. Also in energy, the Portfolio's position in Precision Drilling, an oil and gas drilling company, benefited from increased U.S. drilling activity and the company's visibility to future Canadian LNG (liquid natural gas) related drilling projects. A position in Cimarex Energy, an exploration and production firm, also fared well during the six-month period due to the continued successful development of its acreage in both the Permian and Cana Woodford shale regions.

    In consumer discretionary, the top-performing position in the Portfolio during the six-month period was Goodyear Tire & Rubber. Goodyear was a low-valuation

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

    purchase that has worked out well for the Portfolio. The company has benefited from good internal moves as well as positive external factors. Internally, Goodyear has done a good job of cost cutting and has managed to close the gap in its underfunded pension accounts. Externally, the improving environment in the automobile sector has been good for Goodyear's tire business.

    In health care, the Portfolio's performance benefited strongly from two holdings in particular: Salix Pharmaceuticals and Actavis. Salix continues to see good results from Xifaxan, the company's treatment for intestinal disorders, which is also used to lower the risk of worsened brain function, or hepatic encephalopathy, in adults with liver failure. There also appears to be a very good chance that Xifaxan soon will be approved for the treatment of irritable bowel syndrome, a development that should provide a boost to Salix's bottom line. Actavis, a generic/specialty pharmaceutical company, continues to post great synergies with acquisitions such as Warner Chilcott and the more recently announced acquisition of Forest Labs. Not only has Actavis added to its portfolio of branded and generic drugs, but the company is now domiciled in Ireland and should stand to benefit from the low tax rates in that country.


    The top-performing information technology holding in the Portfolio during the period was analog chip-maker Skyworks Solutions. Skyworks was another relatively cheap stock with good fundamentals that we purchased as a play on the Smartphone craze, especially in China. We think China's build-out of 4G wireless data service should give Skyworks an opportunity to ramp up its already large sales volumes in that country.

Q: Which investment decisions or individual holdings detracted from the Portfolio's benchmark-relative performance during the six-month period ended June 30, 2014?

A: The biggest negative factor in the Portfolio's performance relative to the Russell Index during the period was stock selection in the financials sector. A Portfolio underweight to the utilities sector, which led the Russell Index with a return of 18.75% during the period, also detracted from benchmark-relative results.

    Within financials, the Portfolio's biggest performance detractor was a position in Walter Investment Management, a mortgage servicer. Walter was the Portfolio's worst performer in the financials sector during the period, even though we had been selling down the Portfolio's shares of the company for some time. We finally decided to exit the name completely before the end of the period because the stock simply was too volatile and the acquisition of mortgage-servicing rights had become more and more cumbersome as time went on.

    Other stocks in the Portfolio that detracted from relative performance during the six-month period included KBR, an engineering and construction company, and Ross Stores. KBR's performance suffered due to the fact that several pending, large LNG (liquid natural gas) projects were pushed out, which flattened the firm's backlog. The company also was hit hard after announcing extraordinary charges related to a mispriced project. Retailer Ross Stores was not immune to weakness in the retail sector during the period caused by hypercompetitive activity in a lackluster demand environment.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/14                              (continued)
--------------------------------------------------------------------------------

Q:  What is your outlook as we head into the second half of 2014?

A: We feel that the outlook for future equity returns still looks reasonably good, though we feel that returns will likely be more muted in 2014 than they were last year. The U.S. and European economies look to be improving, albeit at a very slow pace. Unemployment in the U.S. continues to abate, and capital spending is up. Corporate fundamentals in the U.S. also look good, and merger-and-acquisition activity has been ramping up, which is another factor that should benefit the equity markets. In addition, equity valuations, while more expensive than a year ago, still look decent. Overall, we believe we can still find good value in the current market environment.

    Regardless of what the market does, we will stick to our investment strategy, process, and discipline when selecting stocks for the Portfolio. Our approach to stock picking emphasizes bottom-up, fundamental analysis. We believe our approach is durable and repeatable and can deliver reasonable investment results across the business cycle, and in a variety of market conditions.

* Note to Shareholders: Timothy Horan, a manager of the Portfolio during most of the six-month period, resigned from Pioneer Investments effective June 17, 2014, and Edward T. "Ned" Shadek, Jr. was subsequently named as the sole portfolio manager of Pioneer Mid Cap Value VCT Portfolio.

Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

         Shares                                                                        Value
                  COMMON STOCKS - 100.1%
                  Energy - 10.2%
                  Oil & Gas Drilling - 1.8%
        525,948   Precision Drilling Corp.                                 $       7,447,424
                                                                           -----------------
                  Oil & Gas Equipment
                  & Services - 2.5%
         93,964   Helix Energy Solutions Group, Inc.*                      $       2,472,193
        157,824   Superior Energy Services, Inc.*                                  5,703,759
         91,102   Weatherford International Plc                                    2,095,346
                                                                           -----------------
                                                                           $      10,271,298
                                                                           -----------------
                  Oil & Gas Exploration
                  & Production - 5.9%
         36,172   Cimarex Energy Co.                                       $       5,189,235
        332,484   Kodiak Oil & Gas Corp.*                                          4,837,642
         84,969   Rosetta Resources, Inc.*                                         4,660,550
         55,002   SM Energy Co.                                                    4,625,668
         64,940   Whiting Petroleum Corp.*                                         5,211,435
                                                                           -----------------
                                                                           $      24,524,530
                                                                           -----------------
                  Total Energy                                             $      42,243,252
                                                                           -----------------
                  Materials - 4.9%
                  Diversified Chemicals - 1.0%
         45,763   Eastman Chemical Co.                                     $       3,997,398
                                                                           -----------------
                  Specialty Chemicals - 1.2%
         46,762   Cytec Industries, Inc.                                   $       4,929,650
                                                                           -----------------
                  Metal & Glass Containers - 1.6%
        129,714   Crown Holdings, Inc.*                                    $       6,454,569
                                                                           -----------------
                  Paper Products - 1.1%
         94,685   International Paper Co.                                  $       4,778,752
                                                                           -----------------
                  Total Materials                                          $      20,160,369
                                                                           -----------------
                  Capital Goods - 9.7%
                  Construction &
                  Engineering - 0.9%
        161,100   KBR, Inc.                                                $       3,842,235
                                                                           -----------------
                  Electrical Components
                  & Equipment - 2.4%
         50,060   Eaton Corp. Plc                                          $       3,863,631
        124,876   Generac Holdings, Inc.                                           6,086,456
                                                                           -----------------
                                                                           $       9,950,087
                                                                           -----------------
                  Construction & Farm
                  Machinery & Heavy Trucks - 3.7%
         71,912   Joy Global, Inc.                                         $       4,428,341
         83,802   PACCAR, Inc.                                                     5,265,280
        139,263   Terex Corp.*                                                     5,723,709
                                                                           -----------------
                                                                           $      15,417,330
                                                                           -----------------
                  Industrial Machinery - 2.7%
         82,335   Crane Co.                                                $       6,122,431
        131,483   TriMas Corp.*                                                    5,013,447
                                                                           -----------------
                                                                           $      11,135,878
                                                                           -----------------
                  Total Capital Goods                                      $      40,345,530
                                                                           -----------------
                  Commercial Services
                  & Supplies - 0.7%
                  Security & Alarm Services - 0.7%
         91,779   Corrections Corp., of America                            $       3,014,940
                                                                           -----------------
                  Total Commercial
                  Services & Supplies                                      $       3,014,940
                                                                           -----------------
                  Transportation - 3.8%
                  Air Freight & Logistics - 0.9%
         98,753   Atlas Air Worldwide Holdings, Inc.*                      $       3,639,048
                                                                           -----------------
                  Trucking - 2.9%
        105,517   Con-way, Inc.                                            $       5,319,112
         78,122   Ryder System, Inc.                                               6,881,767
                                                                           -----------------
                                                                           $      12,200,879
                                                                           -----------------
                  Total Transportation                                     $      15,839,927
                                                                           -----------------
                  Automobiles & Components - 3.4%
                  Auto Parts & Equipment - 1.3%
         82,123   Tenneco, Inc.*                                           $       5,395,481
                                                                           -----------------
                  Tires & Rubber - 2.1%
        320,371   The Goodyear Tire & Rubber Co.                           $       8,899,907
                                                                           -----------------
                  Total Automobiles
                  & Components                                             $      14,295,388
                                                                           -----------------
                  Consumer Durables &
                  Apparel - 4.7%
                  Homebuilding - 1.4%
        237,228   DR Horton, Inc.                                          $       5,831,064
                                                                           -----------------
                  Household Appliances - 1.1%
         33,912   Whirlpool Corp.                                          $       4,721,229
                                                                           -----------------
                  Housewares & Specialties - 1.4%
         93,919   Jarden Corp.*                                            $       5,574,093
                                                                           -----------------
                  Apparel, Accessories &
                  Luxury Goods - 0.8%
         27,723   PVH Corp.                                                $       3,232,502
                                                                           -----------------
                  Total Consumer
                  Durables & Apparel                                       $      19,358,888
                                                                           -----------------
                  Media - 0.8%
                  Broadcasting - 0.8%
         62,022   Nexstar Broadcasting Group, Inc.                         $       3,200,955
                                                                           -----------------
                  Total Media                                              $       3,200,955
                                                                           -----------------
                  Retailing - 2.5%
                  Department Stores - 1.3%
         92,501   Macy's, Inc.                                             $       5,366,908
                                                                           -----------------
                  Apparel Retail - 1.2%
         75,698   Ross Stores, Inc.                                        $       5,005,909
                                                                           -----------------
                  Total Retailing                                          $      10,372,817
                                                                           -----------------
                  Food, Beverage & Tobacco - 3.1%
                  Soft Drinks - 1.0%
         83,293   Coca-Cola Enterprises, Inc.                              $       3,979,740
                                                                           -----------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

         Shares                                                                        Value
                  Agricultural Products - 1.1%
         62,706   Ingredion, Inc.                                          $       4,705,458
                                                                           -----------------
                  Packaged Foods & Meats - 1.0%
        240,757   Dean Foods Co.*                                          $       4,234,916
                                                                           -----------------
                  Total Food, Beverage & Tobacco                           $      12,920,114
                                                                           -----------------
                  Health Care Equipment
                  & Services - 9.1%
                  Health Care Equipment - 1.5%
         58,087   Zimmer Holdings, Inc.                                    $       6,032,916
                                                                           -----------------
                  Health Care Supplies - 0.8%
         91,295   Alere, Inc.*                                             $       3,416,259
                                                                           -----------------
                  Health Care Distributors - 1.2%
         69,004   Cardinal Health, Inc.                                    $       4,730,914
                                                                           -----------------
                  Health Care Services - 1.6%
        101,591   Omnicare, Inc.                                           $       6,762,913
                                                                           -----------------
                  Health Care Facilities - 1.3%
        117,485   Community Health Systems, Inc.                           $       5,330,294
                                                                           -----------------
                  Managed Health Care - 2.7%
         70,464   Aetna, Inc.                                              $       5,713,221
         44,286   Humana, Inc.                                                     5,656,208
                                                                           -----------------
                                                                           $      11,369,429
                                                                           -----------------
                  Total Health Care
                  Equipment & Services                                     $      37,642,725
                                                                           -----------------
                  Pharmaceuticals,
                  Biotechnology & Life
                  Sciences - 3.5%
                  Pharmaceuticals - 3.5%
         12,987   Actavis plc*                                             $       2,896,750
         39,268   Jazz Pharmaceuticals Plc*                                        5,772,789
         47,584   Salix Pharmaceuticals, Ltd.*                                     5,869,486
                                                                           -----------------
                                                                           $      14,539,025
                                                                           -----------------
                  Total Pharmaceuticals,
                  Biotechnology & Life Sciences                            $      14,539,025
                                                                           -----------------
                  Banks - 7.8%
                  Diversified Banks - 1.0%
         83,734   Comerica, Inc.                                           $       4,200,097
                                                                           -----------------
                  Regional Banks - 6.8%
        118,200   Cathay General Bancorp                                   $       3,021,192
         72,732   CIT Group, Inc.*                                                 3,328,216
         32,354   First Republic Bank                                              1,779,146
        344,509   Huntington Bancshares, Inc./OH                                   3,286,616
        438,969   KeyCorp                                                          6,290,426
        612,080   Regions Financial Corp.                                          6,500,290
        129,177   Zions Bancorporation                                             3,806,846
                                                                           -----------------
                                                                           $      28,012,732
                                                                           -----------------
                  Total Banks                                              $      32,212,829
                                                                           -----------------
                  Diversified Financials - 5.5%
                  Other Diversified Financial
                  Services - 1.4%
        161,649   Voya Financial, Inc.                                     $       5,874,325
                                                                           -----------------
                  Specialized Finance - 1.7%
        181,512   The NASDAQ OMX Group, Inc.                               $       7,009,993
                                                                           -----------------
                  Consumer Finance - 0.9%
        196,281   Navient Corp.                                            $       3,476,137
         41,384   SLM Corp.                                                          343,901
                                                                           -----------------
                                                                           $       3,820,038
                                                                           -----------------
                  Asset Management &
                  Custody Banks - 1.1%
         35,958   Ameriprise Financial, Inc.                               $       4,314,960
                                                                           -----------------
                  Investment Banking &
                  Brokerage - 0.4%
         33,209   Lazard, Ltd.                                             $       1,712,256
                                                                           -----------------
                  Total Diversified Financials                             $      22,731,572
                                                                           -----------------
                  Insurance - 6.0%
                  Life & Health Insurance - 1.9%
        102,712   Lincoln National Corp.                                   $       5,283,505
         75,902   Unum Group                                                       2,638,354
                                                                           -----------------
                                                                           $       7,921,859
                                                                           -----------------
                  Multi-line Insurance - 1.6%
        189,826   The Hartford Financial Services
                  Group, Inc.                                              $       6,797,669
                                                                           -----------------
                  Property & Casualty
                  Insurance - 1.4%
         97,592   The Allstate Corp.                                       $       5,730,602
                                                                           -----------------
                  Reinsurance - 1.1%
         55,168   Reinsurance Group of America, Inc.                       $       4,352,755
                                                                           -----------------
                  Total Insurance                                          $      24,802,885
                                                                           -----------------
                  Real Estate - 7.7%
                  Diversified REIT - 1.3%
        304,514   Duke Realty Corp.                                        $       5,529,974
                                                                           -----------------
                  Residential REIT - 1.1%
         69,313   Home Properties, Inc.                                    $       4,433,259
                                                                           -----------------
                  Retail REIT - 2.2%
        225,131   General Growth Properties, Inc.                          $       5,304,086
        178,372   Kimco Realty Corp.                                               4,098,989
                                                                           -----------------
                                                                           $       9,403,075
                                                                           -----------------
                  Specialized REIT - 2.1%
         41,220   Chesapeake Lodging Trust                                 $       1,246,081
        111,747   Pebblebrook Hotel Trust                                          4,130,169
         92,909   The Geo Group, Inc.                                              3,319,639
                                                                           -----------------
                                                                           $       8,695,889
                                                                           -----------------
                  Real Estate Services - 1.0%
         32,271   Jones Lang LaSalle, Inc.                                 $       4,078,732
                                                                           -----------------
                  Total Real Estate                                        $      32,140,929
                                                                           -----------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

         Shares                                                                        Value
                  Software & Services - 3.2%
                  IT Consulting & Other
                  Services - 1.1%
        103,476   Amdocs, Ltd.                                             $       4,794,043
                                                                           -----------------
                  Data Processing &
                  Outsourced Services - 2.1%
         84,859   Fidelity National Information
                  Services, Inc.                                           $       4,645,182
        106,465   VeriFone Systems, Inc.*                                          3,912,589
                                                                           -----------------
                                                                           $       8,557,771
                                                                           -----------------
                  Total Software & Services                                $      13,351,814
                                                                           -----------------
                  Technology Hardware &
                  Equipment - 2.8%
                  Computer Hardware - 2.1%
        248,504   NCR Corp.*                                               $       8,720,005
                                                                           -----------------
                  Office Electronics - 0.7%
        251,950   Xerox Corp.                                              $       3,134,258
                                                                           -----------------
                  Total Technology
                  Hardware & Equipment                                     $      11,854,263
                                                                           -----------------
                  Semiconductors &
                  Semiconductor Equipment - 3.1%
                  Semiconductors - 3.1%
        407,489   Marvell Technology Group, Ltd.                           $       5,839,317
        147,662   Skyworks Solutions, Inc.*                                        6,934,208
                                                                           -----------------
                                                                           $      12,773,525
                                                                           -----------------
                  Total Semiconductors &
                  Semiconductor Equipment                                  $      12,773,525
                                                                           -----------------
                  Utilities - 7.6%
                  Electric Utilities - 6.4%
        116,442   Northeast Utilities                                      $       5,504,213
         77,922   Pinnacle West Capital Corp.                                      4,507,008
        170,859   PNM Resources, Inc.                                              5,011,294
        164,770   PPL Corp.                                                        5,854,278
        148,577   Westar Energy, Inc.                                              5,674,156
                                                                           -----------------
                                                                           $      26,550,949
                                                                           -----------------
                  Multi-Utilities - 1.2%
        126,571   Ameren Corp.                                             $       5,174,222
                                                                           -----------------
                  Total Utilities                                          $      31,725,171
                                                                           -----------------
                  TOTAL COMMON STOCKS
                  (Cost $325,066,378)                                      $     415,526,918
                                                                           -----------------
                  TOTAL INVESTMENT IN
                  SECURITIES - 100.1%
                  (Cost $325,066,378) (a)                                  $     415,526,918
                                                                           -----------------
                  OTHER ASSETS &
                  LIABILITIES - (0.1)%                                     $        (552,538)
                                                                           -----------------
                  TOTAL NET ASSETS - 100.0%                                $     414,974,380
                                                                           =================

*      Non-income producing security.

REIT   Real Estate Investment Trust.

(a) At June 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $325,540,312 was as follows:

         Aggregate gross unrealized appreciation for all investments
         in which there is an excess of value over tax cost                $ 91,963,156

         Aggregate gross unrealized depreciation for all investments
         in which there is an excess of tax cost over value                  (1,976,550)
                                                                           ------------

         Net unrealized appreciation                                       $ 89,986,606
                                                                           ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2014 aggregated $107,115,431 and $129,396,241, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2014, in valuing the Portfolio's investments:

                        Level 1     Level 2     Level 3       Total
Common Stocks       $ 415,526,918   $    --     $    --   $ 415,526,918
                    -------------   -------     -------   -------------
   Total            $ 415,526,918   $    --     $    --   $ 415,526,918
                    =============   =======     =======   =============

During the six months ended June 30, 2014, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Six Months
                                                           Ended
                                                          6/30/14    Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                        (unaudited)   12/31/13    12/31/12    12/31/11    12/31/10    12/31/09
Class I
Net asset value, beginning of period                      $ 22.96     $ 17.42    $ 15.85      $ 16.93    $  14.48    $  11.72
                                                          -------     -------    -------      -------    --------    --------
Increase (decrease) from investment operations:
  Net investment income                                   $  0.11     $  0.24    $  0.24      $  0.23    $   0.18    $   0.20
  Net realized and unrealized gain (loss) on investments     2.47        5.49       1.50        (1.17)       2.43        2.76
                                                          -------     -------    -------      -------    --------    --------
    Net increase (decrease) from investment operations    $  2.58     $  5.73    $  1.74      $ (0.94)   $   2.61    $   2.96
Distributions to shareowners:
  Net investment income                                   $ (0.22)    $ (0.19)   $ (0.17)     $ (0.14)   $  (0.16)   $  (0.20)
  Net realized gain                                         (3.27)         --         --           --          --          --
                                                          -------     -------    -------      -------    --------    --------
Total distributions                                       $ (3.49)    $ (0.19)   $ (0.17)     $ (0.14)   $  (0.16)   $  (0.20)
                                                          -------     -------    -------      -------    --------    --------
Net increase (decrease) in net asset value                $ (0.91)    $  5.54    $  1.57      $ (1.08)   $   2.45    $   2.76
                                                          -------     -------    -------      -------    --------    --------
Net asset value, end of period                            $ 22.05     $ 22.96    $ 17.42      $ 15.85    $  16.93    $  14.48
                                                          =======     =======    =======      =======    ========    ========
Total return*                                               11.35%      33.10%     11.11%(a)    (5.64)%     18.22%      25.58%
Ratio of net expenses to average net assets                  0.71%**     0.71%      0.72%        0.72%       0.74%       0.75%
Ratio of net investment income to average net assets         0.82%**     1.04%      1.17%        1.23%       1.02%       1.39%
Portfolio turnover rate                                        54%**       99%       103%          88%         99%         88%
Net assets, end of period (in thousands)                  $93,776     $90,706    $81,886      $92,100    $116,729    $113,962

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 11.08%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Six Months
                                                            Ended
                                                           6/30/14     Year Ended  Year Ended   Year Ended   Year Ended  Year Ended
                                                         (unaudited)   12/31/13     12/31/12     12/31/11     12/31/10    12/31/09
Class II
Net asset value, beginning of period                      $  22.79     $  17.30    $  15.75      $  16.83    $  14.41     $  11.66
                                                          --------     --------    --------      --------    --------     --------
Increase (decrease) from investment operations:
  Net investment income                                   $   0.07     $   0.18    $   0.14      $   0.14    $   0.09     $   0.10
  Net realized and unrealized gain (loss) on investments      2.46         5.46        1.55         (1.11)       2.46         2.81
                                                          --------     --------    --------      --------    --------     --------
    Net increase (decrease) from investment operations    $   2.53     $   5.64    $   1.69      $  (0.97)   $   2.55     $   2.91
Distributions to shareowners:
  Net investment income                                   $  (0.16)    $  (0.15)   $  (0.14)     $  (0.11)   $  (0.13)    $  (0.16)
  Net realized gain                                          (3.27)          --          --            --          --           --
                                                          --------     --------    --------      --------    --------     --------
Total distributions                                       $  (3.43)    $  (0.15)   $  (0.14)     $  (0.11)   $  (0.13)    $  (0.16)
                                                          --------     --------    --------      --------    --------     --------
Net increase (decrease) in net asset value                $  (0.90)    $   5.49    $   1.55      $  (1.08)   $   2.42     $   2.75
                                                          --------     --------    --------      --------    --------     --------
Net asset value, end of period                            $  21.89     $  22.79    $  17.30      $  15.75    $  16.83     $  14.41
                                                          =========    ========    ========      ========    ========     ========
Total return*                                                11.24%       32.75%      10.83%(a)     (5.84)%     17.89%       25.26%
Ratio of net expenses to average net assets+                  0.96%**      0.96%       0.97%         0.97%       0.99%        1.00%
Ratio of net investment income to average net assets+         0.57%**      0.79%       0.94%         1.03%       0.79%        1.14%
Portfolio turnover rate                                         54%**        99%        103%           88%         99%          88%
Net assets, end of period (in thousands)                  $321,199     $306,189    $259,448      $207,057    $179,212     $125,589

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 10.78%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $325,066,378)                      $415,526,918
  Receivables --
     Investment securities sold                                        3,269,693
     Portfolio shares sold                                                92,285
     Dividends                                                           507,502
  Prepaid expenses                                                         2,974
                                                                    ------------
        Total assets                                                $419,399,372
                                                                    ------------
LIABILITIES:
  Payables --
     Investment securities purchased                                $  3,369,830
     Portfolio shares repurchased                                        277,355
     Trustee fees                                                            187
  Due to custodian                                                       709,294
  Due to affiliates                                                       44,360
  Accrued expenses                                                        23,966
                                                                    ------------
        Total liabilities                                           $  4,424,992
                                                                    ------------
NET ASSETS:
  Paid-in capital                                                   $299,963,524
  Undistributed net investment income                                  1,416,172
  Accumulated net realized gain on investments                        23,134,144
  Net unrealized appreciation on investments                          90,460,540
                                                                    ------------
        Total net assets                                            $414,974,380
                                                                    ============
NET ASSET VALUE PER SHARE:
(No par value unlimited number of shares authorized)
   Class I (based on $93,775,597/4,252,410 shares)                  $      22.05
                                                                    ============
   Class II (based on $321,198,783/14,675,452 shares)               $      21.89
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/14

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $9,517)                $ 3,034,758
  Interest                                                                   136
                                                                     -----------
        Total investment income                                                    $ 3,034,894
                                                                                   -----------
EXPENSES:
  Management fees                                                    $ 1,287,811
  Transfer agent fees and expenses
     Class I                                                                 750
     Class II                                                                750
  Distribution fees
     Class II                                                            383,579
  Administrative reimbursements                                           68,065
  Custodian fees                                                           7,368
  Professional fees                                                       23,136
  Printing expense                                                         5,745
  Fees and expenses of nonaffiliated trustees                              7,088
  Miscellaneous                                                            4,435
                                                                     -----------
     Net expenses                                                                  $ 1,788,727
                                                                                   -----------
         Net investment income                                                     $ 1,246,167
                                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                 $23,780,610
                                                                                   -----------
  Change in net unrealized appreciation on Investments:                            $17,790,250
                                                                                   -----------
  Net gain on investments                                                          $41,570,860
                                                                                   -----------
  Net increase in net assets resulting from operations                             $42,817,027
                                                                                   ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         Six Months
                                                                           Ended
                                                                          6/30/14       Year Ended
                                                                        (unaudited)      12/31/13
FROM OPERATIONS:
Net investment income                                                  $   1,246,167   $   3,170,719
Net realized gain on investments and class actions                        23,780,610      63,085,212
Change in net unrealized appreciation on investments                      17,790,250      39,589,487
                                                                       -------------   -------------
      Net increase in net assets resulting from operations             $  42,817,027   $ 105,845,418
                                                                       -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.22 and $0.19 per share, respectively)                $    (791,747)  $    (833,951)
      Class II ($0.16 and $0.15 per share, respectively)                  (2,022,558)     (2,135,907)
Net realized gains
      Class I ($3.27 and $0.00 per share, respectively)                  (12,023,438)             --
      Class II ($3.27 and $0.00 per share, respectively)                 (41,525,363)             --
                                                                       -------------   -------------
          Total distributions to shareowners                           $ (56,363,106)  $  (2,969,858)
                                                                       -------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $   8,188,026   $  11,762,482
Reinvestment of distributions                                             56,363,106       2,969,858
Cost of shares repurchased                                               (32,925,667)    (62,046,988)
                                                                       -------------   -------------
      Net increase (decrease) in net assets resulting from
         Portfolio share transactions                                  $  31,625,465   $ (47,314,648)
                                                                       -------------   -------------
      Net increase in net assets                                       $  18,079,386   $  55,560,912
NET ASSETS:
Beginning of period                                                    $ 396,894,994   $ 341,334,082
                                                                       -------------   -------------
End of period                                                          $ 414,974,380   $ 396,894,994
                                                                       =============   =============
Undistributed net investment income                                    $   1,416,172   $   2,984,310
                                                                       =============   =============

                                    '14 Shares       '14 Amount
                                    (unaudited)      (unaudited)    '13 Shares       '13 Amount
CLASS I
Shares sold                            116,238     $  2,764,020        267,113    $   5,185,801
Reinvestment of distributions          587,045       12,815,185         43,121          833,951
Less shares repurchased               (401,112)      (9,417,208)    (1,060,764)     (21,389,909)
                                    ----------     ------------     ----------    -------------
       Net increase (decrease)         302,171     $  6,161,997       (750,530)   $ (15,370,157)
                                    ==========     ============     ==========    =============
CLASS II
Shares sold                            229,236     $  5,424,006        330,462    $   6,576,681
Reinvestment of distributions        2,010,523       43,547,921        111,129        2,135,907
Less shares repurchased               (998,515)     (23,508,459)    (2,007,012)     (40,657,079)
                                    ----------     ------------     ----------    -------------
       Net increase (decrease)       1,241,244     $ 25,463,468     (1,565,421)   $ (31,944,491)
                                    ==========     ============     ==========    =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.


The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such Funds' asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    At June 30, 2014, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. During the six months ended June 30, 2014, the Portfolio had no outstanding forward foreign currency contracts.

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2013 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2013, were as follows:

--------------------------------------------------------------------------------
                                                                            2013
--------------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                             $      2,969,858
                                                                ----------------
       Total distributions                                      $      2,969,858
                                                                ================
    Distributable Earnings
    (Accumulated Losses):
    Undistributed ordinary income                               $     12,271,693
    Undistributed long-term gain                                      44,088,886
    Unrealized appreciation                                           72,196,356
                                                                ----------------
       Total                                                    $    128,556,935
                                                                ================


The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of Real Estate Investment Trust (REIT) holdings.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

E.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $85,277 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2014. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.  Risks

    Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $33,665 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,924 in transfer agent fees payable to PIMSS at June 30, 2014.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,771 in distribution fees payable to PFD at June 30, 2014.

5. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Portfolio, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Portfolio's independent registered public accounting firm for the fiscal year ending December 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Portfolio's independent registered public accounting firm, effective upon completion of the audit of the Portfolio's financial statements for the fiscal year ended December 31, 2013.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

During the periods that Ernst & Young LLP served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, Ernst & Young LLP's reports on the financial statements of the Portfolio have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                       Trustees
Daniel K. Kingsbury, President*                Thomas J. Perna, Chairman
Mark D. Goodwin, Executive Vice President      David R. Bock
Mark E. Bradley, Treasurer**                   Benjamin M. Friedman
Christopher J. Kelley, Secretary               Margaret B.W. Graham
                                               Daniel K. Kingsbury*
                                               Marguerite A. Piret
                                               Kenneth J. Taubes
                                               Stephen K. West***

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*     Chief Executive Officer of the Portfolios. Resigned effective August 8,
      2014.

**    Chief Financial and Accounting Officer of the Portfolios

***   Retired effective July 15, 2014.

                            This page for your notes.

                            This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19609-08-0814

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2014


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Real Estate VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     7

  Financial Statements                                                        9

  Notes to Financial Statements                                              14

  Trustees, Officers and Service Providers                                   18

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/14
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Apartment                                                                  15.4%
Regional Mall                                                              14.8%
Office                                                                     12.1%
Health Care                                                                10.3%
Diversified                                                                 9.3%
Shopping Center                                                             8.8%
Storage                                                                     7.9%
Industrial                                                                  7.1%
Hotel                                                                       6.4%
Cash and equivalents                                                        3.7%
Triple Net Lease                                                            2.8%
Manufactured Home                                                           1.4%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
  1. Simon Property Group, Inc.                                            9.37%
--------------------------------------------------------------------------------
  2. Equity Residential Property Trust, Inc.                               6.49
--------------------------------------------------------------------------------
  3. Prologis, Inc.                                                        5.21
--------------------------------------------------------------------------------
  4. Boston Properties, Inc.                                               5.05
--------------------------------------------------------------------------------
  5. Public Storage, Inc.                                                  5.02
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/14
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                           6/30/14             12/31/13
     Class I                                         $19.63              $18.77
     Class II                                        $19.66              $18.79

                                   Net
Distributions per Share            Investment     Short-Term       Long-Term
(1/1/14 - 6/30/14)                 Income         Capital Gains    Capital Gains
     Class I                       $0.2700        $-               $2.1366
     Class II                      $0.2400        $-               $2.1366

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Real Estate Shares VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               Pioneer Real        Pioneer Real Estate
               Estate Shares VCT   Shares VCT Portfolio,
               Portfolio, Class I  Class II                 MSCI U.S. REIT Index
6/30/2004      $10,000             $10,000                  $10,000
6/30/2005      $13,506             $13,469                  $13,293
6/30/2006      $16,710             $16,626                  $15,905
6/30/2007      $18,427             $18,290                  $17,821
6/30/2008      $15,732             $15,573                  $15,300
6/30/2009      $ 9,022             $ 8,926                  $ 8,608
6/30/2010      $14,090             $13,917                  $13,363
6/30/2011      $18,721             $18,456                  $17,918
6/30/2012      $21,164             $20,815                  $20,282
6/30/2013      $22,905             $22,481                  $22,113
6/30/2014      $25,913             $25,363                  $25,072

The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2014)
--------------------------------------------------------------------------------
                                                                      MSCI U.S.
                                Class I            Class II          REIT Index
--------------------------------------------------------------------------------
10 Years                           9.99%              9.75%               9.63%
5 Years                           23.49%             23.23%              23.84%
1 Year                            13.13%             12.82%              13.38%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on actual returns from January 1, 2014, through June 30, 2014.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/14                   $1,000.00          $1,000.00
Ending Account Value on 6/30/14                     $1,175.90          $1,174.50
Expenses Paid During Period*                        $    5.45          $    6.74

* Expenses are equal to the Portfolio's annualized expense ratio of 1.01% and 1.25%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2014, through June 30, 2014.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/14                   $1,000.00          $1,000.00
Ending Account Value on 6/30/14                     $1,019.79          $1,018.60
Expenses Paid During Period*                        $    5.06          $    6.26

* Expenses are equal to the Portfolio's annualized expense ratio of 1.01% and 1.25%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/14
--------------------------------------------------------------------------------

A Word About Risk:

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.


Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Matthew Troxell of AEW Capital Management, L.P., sub-adviser for Pioneer Real Estate Shares VCT Portfolio, discusses the market environment for real estate-related investments and the Portfolio's performance during the six-month period ended June 30, 2014.

Q: How did the Portfolio perform during the six-month period ended June 30, 2014?

A: Pioneer Real Estate Shares VCT Portfolio's Class I shares returned 17.59% at net asset value during the six-month period ended June 30, 2014, and Class II shares returned 17.45%, while the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) Real Estate Investment Trust
     (REIT) Index (the MSCI Index)(1), returned 17.68%. During the same period, the average return of the 44 variable portfolios in Lipper's Real Estate Underlying Funds category was 16.79%.

Q: How would you describe the environment for REIT investors during the six-month period ended June 30, 2014?

A: The U.S. REIT market posted strong performance during the first half of 2014 as property stocks were buoyed by the continued low-interest-rate environment, low levels of new supply and solid demand for REITs based on their defensive characteristics. The Portfolio's benchmark, the MSCI Index, returned a robust 17.68% during the six-month period, far outpacing the six-month returns of both domestic and global equity stock market indices.

Q: What were the main reasons for the Portfolio's slight underperformance of the MSCI Index during the six-month period ended June 30, 2014? Specifically, which investment strategies or individual holdings had the biggest effects on the Portfolio's relative returns?

A: On a relative basis, the Portfolio underperformed the benchmark, a result largely attributable to negative stock selection results in the diversified, industrial and hotel sectors as well as the Portfolio's modest cash position, which was a detractor in light of the REIT sector's strong absolute performance.

     The individual positions that detracted the most from the Portfolio's benchmark-relative performance during the six-month period included overweights in the underperforming REITs Forest City Enterprises and Hilton Worldwide, and an underweight to the outperforming apartment REIT Essex

-----------------
(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

     Property Trust. Shares of Forest City came under selling pressure during the period when investors had a negative reaction to management's development and capital expenditure plans. Hilton has strong fundamentals in our view, but lagged many of its peers in the lodging sector during the first half of 2014 in anticipation of a private equity group's trimming its stake in the hotelier. The Portfolio's underweight exposure in Essex Property Trust hurt relative performance as the REIT rallied in response to strong market conditions on the west coast.

Q: Which of your investment strategies augmented the Portfolio's performance during the six-month period ended June 30, 2014, and which strategies detracted from performance?

A: The Portfolio's strong absolute performance during the period was driven by both stock selection results and sector allocation strategies. With regard to stock selection, the Portfolio's holdings in the triple-net-lease, regional mall, and office sectors made the largest contributions to returns.

     The holdings that contributed the most to the Portfolio's performance during the six-month period included a significant underweight position in the underperforming triple-net-lease REIT American Realty Capital Properties, which posted a negative return for the first half of 2014. (A triple-net-lease is a lease agreement that designates the lessee, or tenant, as being solely responsible for all of the costs relating to the asset being leased, in addition to the rental fee applied under the lease. Under a triple-net-lease, the tenant typically pays the net real estate taxes owed on the leased asset as well as the net building insurance premiums and net common area maintenance costs. Because the tenant is covering these "triple" costs - which would otherwise be the responsibility of the property owner - the rent charged under a triple-net-lease agreement is generally lower than the rent charged in a standard lease agreement.)

     Overweight Portfolio positions in the outperforming office REIT Kilroy Realty and the apartment REIT Equity Residential also contributed to returns. Kilroy Realty's portfolio of assets - like those of Essex Property Trust (mentioned previously) - continued to benefit during the period from strength in the west coast markets, particularly in San Francisco and Seattle. Equity Residential reported solid quarterly earnings results during the period, which were driven by strong apartment demand.

     In addition, despite strong performance from the Portfolio's individual holdings in the triple-net-lease sector, the sector as a whole underperformed during the period, and so being underweight there contributed to the Portfolio's returns.

Q: Did you implement any major changes to the Portfolio's strategy during the six-month period ended June 30, 2014?

A: We didn't make any significant changes to the Portfolio during the period. The Portfolio continues to be well diversified* by property type and geographic region, and our investment process remains focused on security selection within each property sector. Throughout the period, the Portfolio had a bias toward companies with stronger balance sheets and higher-quality assets as well as toward companies with development pipelines that we believe are undervalued by the market. Based on improving property

* Diversification does not assure a profit nor protect against loss in a declining market.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/14                              (continued)
--------------------------------------------------------------------------------

market fundamentals and relative valuations within the REIT sector, however, our preference for attractive value led us to increase the Portfolio's overweight in the office sector and move to a bigger underweight in the triple-net-lease sector.

Q: How would you rate the attractiveness of REIT valuations at this point in the economic recovery?

A: REITs certainly benefited from the surprising drop in market interest rates during the first half of 2014. By period end, REIT valuations were at near long-term historical averages, making them appear relatively expensive compared with other equities, but attractive relative to bonds.

     The Federal Reserve System (the Fed) is on pace to end its stimulative bond-buying program later this year. If U.S. economic data continues to improve, investors will eventually begin to focus on the timing the Fed's first increase in the benchmark Federal funds rate. When interest rates eventually do rise over the next several years, we expect REIT performance gains to be driven more by earnings growth than by additional expansion of the multiple investors are willing to pay for cash flows.

Please refer to the Schedule of Investments on pages 7-8 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

6
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Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                     Value
          COMMON STOCKS - 96.5%
          Consumer Services - 0.9%
          Hotels, Resorts & Cruise Lines - 0.9%
 17,300   Hilton Worldwide Holdings, Inc.                            $   403,090
                                                                     -----------
          Total Consumer Services                                    $   403,090
                                                                     -----------
          Real Estate - 95.6%
          Diversified REIT - 7.3%
 15,500   American Assets Trust, Inc.                                $   535,525
  9,600   American Realty Capital Properties, Inc.                       120,288
  9,300   Armada Hoffler Properties, Inc.                                 90,024
 28,600   Empire State Realty Trust, Inc.*                               471,900
  1,807   First Potomac Realty Trust                                      23,708
 21,300   Liberty Property Trust                                         807,909
 27,100   Retail Opportunity Investments Corp.                           426,283
  7,900   Vornado Realty Trust                                           843,167
                                                                     -----------
                                                                     $ 3,318,804
                                                                     -----------
          Industrial REIT - 5.3%
 55,800   Prologis, Inc.                                             $ 2,292,822
  7,800   Rexford Industrial Realty, Inc.*                               111,072
                                                                     -----------
                                                                     $ 2,403,894
                                                                     -----------
          Office REIT - 14.9%
 11,000   Alexandria Real Estate Equities, Inc.                      $   854,040
 34,900   BioMed Realty Trust, Inc.                                      761,867
 18,800   Boston Properties, Inc.                                      2,221,784
 17,800   Douglas Emmett, Inc.                                           502,316
 26,200   DuPont Fabros Technology, Inc.                                 706,352
 17,700   Gramercy Property Trust, Inc.*                                 107,085
 21,700   Kilroy Realty Corp.                                          1,351,476
 14,400   Piedmont Office Realty Trust, Inc.                             272,736
                                                                     -----------
                                                                     $ 6,777,656
                                                                     -----------
          Residential REIT - 16.8%
 14,600   American Campus Communities, Inc.                          $   558,304
 14,100   American Homes 4 Rent*                                         250,416
 14,300   AvalonBay Communities, Inc.                                  2,033,317
 12,400   Camden Property Trust                                          882,260
 15,000   Equity Lifestyle Properties, Inc.                              662,400
 45,300   Equity Residential Property Trust, Inc.                      2,853,900
  2,414   Essex Property Trust, Inc.                                     446,373
                                                                     -----------
                                                                     $ 7,686,970
                                                                     -----------
          Retail REIT - 23.8%
 17,700   Acadia Realty Trust                                        $   497,193
 45,300   DDR Corp.                                                      798,639
 10,000   Federal Realty Investment Trust                              1,209,200
 13,500   National Retail Properties, Inc.                               502,065
 20,400   Ramco-Gershenson Properties Trust                              339,048
 13,500   Regency Centers Corp.                                      $   751,680
 24,800   Simon Property Group, Inc.                                   4,123,744
 15,500   Taubman Centers, Inc.                                        1,175,055
 20,300   The Macerich Co.                                             1,355,025
  6,500   Washington Prime Group, Inc.                                   121,810
                                                                     -----------
                                                                     $10,873,459
                                                                     -----------
          Specialized REIT - 25.2%
  2,800   Aviv Real Estate Investment Trust, Inc.                         78,876
 20,700   CubeSmart                                                      379,224
 11,800   EPR Properties                                                 659,266
 19,100   Extra Space Storage, Inc.                                    1,017,075
 40,900   HCP, Inc.                                                    1,692,442
 23,400   Health Care Real Estate Investment
          Trust, Inc.                                                  1,466,478
 83,200   Host Hotels & Resorts, Inc.                                  1,831,232
 12,900   Public Storage, Inc.                                         2,210,415
 23,700   RLJ Lodging Trust                                              684,693
 23,100   Ventas, Inc.                                                 1,480,710
                                                                     -----------
                                                                     $11,500,411
                                                                     -----------
          Diversified Real Estate Activities - 0.8%
  8,400   Alexander & Baldwin, Inc.*                                 $   348,180
                                                                     -----------
          Real Estate Operating Companies - 1.5%
 34,700   Forest City Enterprises, Inc.*                             $   689,488
                                                                     -----------
          Total Real Estate                                          $43,598,862
                                                                     -----------
          TOTAL COMMON STOCKS
          (Cost $19,680,094)                                         $44,001,952
                                                                     -----------
          TOTAL INVESTMENT IN
          SECURITIES - 96.5%
          (Cost $19,680,094) (a)                                     $44,001,952
                                                                     -----------
          OTHER ASSETS &
          LIABILITIES - 3.5%                                         $ 1,612,028
                                                                     -----------
          TOTAL NET ASSETS - 100.0%                                  $45,613,980
                                                                     ===========

*    Non-income producing security.

REIT Non-income producing security.

(a) At June 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $20,416,555 was as follows:

     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost              $23,598,994

     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value                  (13,597)
                                                                     -----------
     Net unrealized appreciation                                     $23,585,397
                                                                     ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2014 aggregated $1,531,302 and $5,523,659, respectively.

   The accompanying notes are an integral part of these financial statements.

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Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3.

The following is a summary of the inputs used as of June 30, 2014, in valuing the Portfolio's investments:

                        Level 1         Level 2       Level 3           Total
Common Stocks         $44,001,952      $     --      $     --        $44,001,952
                      -----------      --------      --------        -----------
  Total               $44,001,952      $     --      $     --        $44,001,952
                      ===========      ========      ========        ===========

During the six months ended June 30, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/14   Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                            (unaudited)  12/31/13   12/31/12    12/31/11     12/31/10    12/31/09
Class I
Net asset value, beginning of period                        $ 18.77      $ 19.93    $ 17.53     $ 16.34     $ 13.04     $ 10.41
                                                            -------      -------    -------     -------     -------     -------
Increase (decrease) from investment operations:
    Net investment income                                   $  0.27      $  0.28    $  0.25     $  0.44     $  0.24     $  0.35
    Net realized and unrealized gain (loss) on investments     3.00         0.06       2.61        1.18        3.46        2.76
                                                            -------      -------    -------     -------     -------     -------
       Net increase (decrease) from investment operations   $  3.27      $  0.34    $  2.86     $  1.62     $  3.70     $  3.11
Distributions to shareowners:
    Net investment income                                   $ (0.27)     $ (0.29)   $ (0.25)    $ (0.43)    $ (0.40)    $ (0.35)
    Net realized gain                                         (2.14)       (1.21)     (0.21)         --          --          --
    Tax return of capital                                        --           --         --          --          --       (0.13)
                                                            -------      -------    -------     -------     -------     -------
Total distributions                                         $ (2.41)     $ (1.50)   $ (0.46)    $ (0.43)    $ (0.40)    $ (0.48)
                                                            -------      -------    -------     -------     -------     -------
Net increase (decrease) in net asset value                  $  0.86      $ (1.16)   $  2.40     $  1.19     $  3.30     $  2.63
                                                            -------      -------    -------     -------     -------     -------
Net asset value, end of period                              $ 19.63      $ 18.77    $ 19.93     $ 17.53     $ 16.34     $ 13.04
                                                            =======      =======    =======     =======     =======     =======
Total return*                                                 17.59%        1.75%     16.41%      10.02%      28.70%      31.64%
Ratio of net expenses to average net assets                    1.01%**      1.03%      1.02%       1.03%       1.03%       1.10%
Ratio of net investment income to average net assets           2.64%**      1.38%      2.41%       2.48%       1.68%       3.48%
Portfolio turnover rate                                           7%**        13%         5%         10%         11%         30%
Net assets, end of period (in thousands)                    $10,408      $ 9,383    $10,514     $10,428     $11,035     $10,151

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended
                                                             6/30/14   Year Ended Year Ended Year Ended Year Ended Year Ended
                                                           (unaudited)  12/31/13   12/31/12   12/31/11   12/31/10   12/31/09
Class II
Net asset value, beginning of period                        $ 18.79     $ 19.93    $ 17.54    $ 16.35    $ 13.03    $ 10.38
                                                            -------     -------    -------    -------    -------    -------
Increase (decrease) from investment operations:
    Net investment income                                   $  0.25     $  0.22    $  0.21    $  0.40    $  0.19    $  0.33
    Net realized and unrealized gain (loss) on investments     3.00        0.07       2.60       1.18       3.49       2.78
                                                            -------     -------    -------    -------    -------    -------
       Net increase (decrease) from investment operations   $  3.25     $  0.29    $  2.81    $  1.58    $  3.68    $  3.11
Distributions to shareowners:
    Net investment income                                   $ (0.24)    $ (0.22)   $ (0.21)   $ (0.39)   $ (0.36)   $ (0.33)
    Net realized gain                                         (2.14)      (1.21)     (0.21)        --         --         --
    Tax return of capital                                        --          --         --         --         --      (0.13)
                                                            -------     -------    -------    -------    -------    -------
Total distributions                                         $ (2.38)    $ (1.43)   $ (0.42)   $ (0.39)   $ (0.36)   $ (0.46)
                                                            -------     -------    -------    -------    -------    -------
Net increase (decrease) in net asset value                  $  0.87     $ (1.14)   $  2.39    $  1.19    $  3.32    $  2.65
                                                            -------     -------    -------    -------    -------    -------
Net asset value, end of period                              $ 19.66     $ 18.79    $ 19.93    $ 17.54    $ 16.35    $ 13.03
                                                            =======     =======    =======    =======    =======    =======
Total return*                                                 17.45%       1.54%     16.09%      9.76%     28.53%     31.56%
Ratio of net expenses to average net assets+                   1.25%**     1.27%      1.26%      1.28%      1.27%      1.33%
Ratio of net investment income to average net assets+          2.39%**     1.12%      2.16%      2.24%      1.45%      3.21%
Portfolio turnover rate                                           7%**       13%         5%        10%        11%        30%
Net assets, end of period (in thousands)                    $35,206     $32,663    $35,500    $35,435    $38,057    $39,638

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $19,680,094)                        $44,001,952
  Cash                                                                 1,656,032
  Receivables --
     Investment securities sold                                          195,431
     Portfolio shares sold                                                 2,632
     Dividends                                                           156,827
                                                                     -----------
        Total assets                                                 $46,012,874
                                                                     -----------
LIABILITIES:
  Payables --
     Investment securities purchased                                 $   313,500
     Portfolio shares repurchased                                         54,412
     Trustee fees                                                            107
  Due to affiliates                                                        9,398
  Accrued expenses                                                        21,477
                                                                     -----------
        Total liabilities                                            $   398,894
                                                                     -----------
NET ASSETS:
  Paid-in capital                                                    $19,425,278
  Undistributed net investment income                                     14,737
  Accumulated net realized gain on investments                         1,852,107
  Net unrealized appreciation on investments                          24,321,858
                                                                     -----------
        Total net assets                                             $45,613,980
                                                                     ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $10,407,636/530,320 shares)                      $     19.63
                                                                     ===========
  Class II (based on $35,206,344/1,791,160 shares)                   $     19.66
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

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Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/14

INVESTMENT INCOME:
  Dividends                                                $795,428
  Interest                                                      121
                                                           --------
     Total investment income                                          $  795,549
                                                                      ----------
EXPENSES:
  Management fees                                          $174,483
  Transfer agent fees
     Class I                                                    750
     Class II                                                   750
  Distribution fees
     Class II                                                42,250
  Administrative reimbursements                              14,491
  Custodian fees                                              2,741
  Professional fees                                          19,185
  Printing expense                                            3,523
  Fees and expenses of nonaffiliated trustees                 3,369
  Miscellaneous                                                 270
                                                           --------
     Total expenses                                                   $  261,812
                                                                      ----------
         Net investment income                                        $  533,737
                                                                      ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                    $2,588,577
                                                                      ----------
  Change in net unrealized appreciation on investments                $3,913,224
                                                                      ----------
  Net gain on investments                                             $6,501,801
                                                                      ----------
  Net increase in net assets resulting from operations                $7,035,538
                                                                      ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     Six Months
                                                                        Ended
                                                                       6/30/14       Year Ended
                                                                     (unaudited)      12/31/13
FROM OPERATIONS:
Net investment income                                                $    533,737   $     543,118
Net realized gain on investments                                        2,588,577       4,942,030
Change in net unrealized appreciation (depreciation) on investments     3,913,224      (4,530,069)
                                                                     ------------   -------------
     Net increase in net assets resulting from operations            $  7,035,538   $     955,079
                                                                     ------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.27 and $0.29 per share, respectively)              $   (128,352)  $    (149,273)
      Class II ($0.24 and $0.22 per share, respectively)                 (390,648)       (393,845)
Net realized gains:
      Class I ($2.14 and $1.21 per share, respectively)                (1,013,509)       (611,238)
      Class II ($2.14 and $1.21 per share, respectively)               (3,434,575)     (2,051,292)
                                                                     ------------   -------------
         Total distributions to shareowners                          $ (4,967,084)  $  (3,205,648)
                                                                     ------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $  3,216,309   $   3,849,610
Reinvestment of distributions                                           4,967,084       3,205,648
                                                                     ------------   -------------
Cost of shares repurchased                                             (6,683,633)     (8,772,880)
                                                                     ------------   -------------
     Net increase (decrease) in net assets resulting from resulting
         from Portfolio share transactions                           $  1,499,760   $  (1,717,622)
                                                                     ------------   -------------
     Net increase (decrease) in net assets                           $  3,568,214   $  (3,968,191)
NET ASSETS:
Beginning of period                                                  $ 42,045,766   $  46,013,957
                                                                     ------------   -------------
End of period                                                        $ 45,613,980   $  42,045,766
                                                                     ============   =============
Undistributed net investment income                                  $     14,737   $          --
                                                                     ============   =============

                                               '14 Shares  '14 Amount
                                               (unaudited) (unaudited)   '13 Shares  '13 Amount
CLASS I
Shares sold                                       18,830   $   392,331      34,031   $    712,454
Reinvestment of distributions                     58,664     1,141,861      40,072        760,511
Less shares repurchased                          (47,003)     (952,279)   (101,896)    (2,067,227)
                                               ---------   -----------   ---------   ------------
      Net increase (decrease)                     30,491   $   581,913     (27,793)  $   (594,262)
                                               =========   ===========   =========   ============
CLASS II
Shares sold                                      135,216   $ 2,823,978     155,549   $  3,137,156
Reinvestment of distributions                    196,148     3,825,223     128,884      2,445,137
Less shares repurchased                         (278,322)   (5,731,354)   (327,170)    (6,705,653)
                                               ---------   -----------   ---------   ------------
      Net increase (decrease)                     53,042   $   917,847     (42,737)  $ (1,123,360)
                                               =========   ===========   =========   ============

   The accompanying notes are an integral part of these financial statements.

13
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Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2014, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2014, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end.

     Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the years ended December 31, 2013 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2013, were as follows:

     ---------------------------------------------------------------------------
                                                                            2013
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $   608,906
     Long-term capital gain                                            2,596,742
                                                                     -----------
       Total distributions                                           $ 3,205,648
                                                                     ===========
     Distributable Earnings
     (Accumulated Losses):
     Undistributed Long-term gain                                    $ 4,448,075
     Unrealized appreciation                                          19,672,173
                                                                     -----------
       Total                                                         $24,120,248
                                                                     ===========

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $85,277 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2014. Distribution fees for Class II shares are calculated based on the

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E.   Risks

     Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets up to $500 million and 0.75% on assets over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,508 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,924 in transfer agent fees payable to PIMSS at June 30, 2014.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $966 in distribution fees payable to PFD at June 30, 2014.

5. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Portfolio, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Portfolio's independent registered public accounting firm for the fiscal year ending December 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Portfolio's independent registered public accounting firm, effective upon completion of the audit of the Portfolio's financial statements for the fiscal year ended December 31, 2013.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

During the periods that Ernst & Young LLP served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, Ernst & Young LLP's reports on the financial statements of the Portfolio have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

[LOGO] PIONEER
       Investments(R)


Pioneer Variable Contracts Trust

Officers                                              Trustees
Daniel K. Kingsbury, President*                       Thomas J. Perna, Chairman
Mark D. Goodwin, Executive Vice President             David R. Bock
Mark E. Bradley, Treasurer**                          Benjamin M. Friedman
Christopher J. Kelley, Secretary                      Margaret B.W. Graham
                                                      Daniel K. Kingsbury*
                                                      Marguerite A. Piret
                                                      Kenneth J. Taubes
                                                      Stephen K. West***

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*    Chief Executive Officer of the Portfolios. Resigned effective
     August 8, 2014.

**   Chief Financial and Accounting Officer of the Portfolios

***  Retired effective July 15, 2014.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19614-08-0814

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                   Pioneer Select Mid Cap Growth VCT Portfolio -- Class I Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2014

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Select Mid Cap Growth VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     8

  Financial Statements                                                       17

  Notes to Financial Statements                                              21

  Trustees, Officers and Service Providers                                   29

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/14
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                        90.5%
International Common Stocks                                                8.2%
Depositary Receipts for International Stocks                               0.9%
U.S Corporate Bonds                                                        0.4%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Consumer Discretionary                                                    22.3%
Information Technology                                                    16.7%
Health Care                                                               15.6%
Industrials                                                               15.3%
Energy                                                                     7.9%
Financials                                                                 7.2%
Consumer Staples                                                           7.0%
Materials                                                                  6.2%
Telecommunication Services                                                 1.0%
Utilities                                                                  0.8%

Five Largest Holdings
(As a percentage of equity holdings)

--------------------------------------------------------------------------------
  1. American Airlines Group, Inc.                                         1.94%
--------------------------------------------------------------------------------
  2. Keurig Green Mountain, Inc.                                           1.80
--------------------------------------------------------------------------------
  3. Lear Corp.                                                            1.68
--------------------------------------------------------------------------------
  4. Actavis plc*                                                          1.51
--------------------------------------------------------------------------------
  5. Cabot Oil & Gas Corp.                                                 1.41
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/14
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                      6/30/14            12/31/13
   Class I                                     $ 28.14             $32.78

                               Net
Distributions per Share        Investment      Short-Term          Long-Term
(1/1/14 - 6/30/14)             Income          Capital Gains       Capital Gains
   Class I                     $     -         $  2.4089           $4.5011

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I shares of Pioneer Select Mid Cap Growth VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Mid Cap Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                         Pioneer Select Mid
                         Cap Growth VCT Portfolio,   Russell Midcap
                         Class I                     Growth Index**
6/30/2004                $ 10,000                    $ 10,000
6/30/2005                $ 11,147                    $ 11,086
6/30/2006                $ 11,883                    $ 12,532
6/30/2007                $ 13,574                    $ 15,005
6/30/2008                $ 10,974                    $ 14,041
6/30/2009                $  9,363                    $  9,782
6/30/2010                $ 11,004                    $ 11,865
6/30/2011                $ 15,060                    $ 16,997
6/30/2012                $ 14,356                    $ 16,489
6/30/2013                $ 16,714                    $ 20,262
6/30/2014                $ 21,766                    $ 25,538

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2014)

--------------------------------------------------------------------------------
                                                                Russell Midcap
                                             Class I              Growth Index
--------------------------------------------------------------------------------
10 Years                                       8.09%                     9.83%
5 Years                                       18.38%                    21.16%
1 Year                                        30.22%                    26.04%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on actual returns from January 1, 2014, through June 30, 2014.

Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/14                                      $1,000.00
Ending Account Value on 6/30/14                                        $1,071.80
Expenses Paid During Period*                                           $    4.32

* Expenses are equal to the Portfolio's annualized expense ratio of 0.84% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2014, through June 30, 2014.

Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/14                                      $1,000.00
Ending Account Value on 6/30/14                                        $1,020.63
Expenses Paid During Period*                                           $    4.21

* Expenses are equal to the Portfolio's annualized expense ratio of 0.84% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/14
--------------------------------------------------------------------------------

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise. The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Ken Winston reviews the investment background and details some of the decisions that drove the performance of Pioneer Select Mid Cap Growth VCT Portfolio during the six-month period ended June 30, 2014. Mr. Winston, a vice president and portfolio manager at Pioneer, is the longest-standing member of the Portfolio's management team, which also includes Shaji John, a vice president and portfolio manager at Pioneer, and Jon Stephenson, a vice president and portfolio manager at Pioneer. Mr. Winston, Mr. John and Mr. Stephenson are responsible for the day-to-day management of the Portfolio.

Q: How would you describe the investment environment for equities during the six-month period ended June 30, 2014?

A: Stocks in general moved higher during the six-month period, overcoming notable pullbacks in February and April of 2014. April's market drop reflected a shift in investor preferences from growth to value, as growth stocks that had recorded significant gains over the previous several quarters fell while market participants sought out value-oriented stocks that appeared to be more stable. The change in focus -- known as a rotation -- hurt the Portfolio's performance during the early part of the six-month period because we usually concentrate on investing in stocks of companies that we view as having long-term, sustainable growth potential and that tend to have higher valuations.

Q: How did the Portfolio perform during the six-month period ended June 30, 2014?

A: Pioneer Select Mid Cap Growth VCT Portfolio's Class I shares returned 7.18% at net asset value during the six-month period ended June 30, 2014, while the Portfolio's benchmark, the Russell Midcap Growth Index (the Russell Index), returned 6.51%. During the same period, the average return of the 110 variable portfolios in Lipper's Mid Cap Growth Underlying Funds category was 3.52%.

Q: Which of your investment strategies or individual holdings made positive contributions to the Portfolio's performance during the six-month period ended June 30, 2014, and which detracted from performance?

A: Asset Allocation decisions added the Portfolio's benchmark-relative performance during the period. A combination of the Portfolio's overweight stance (compared with the Russell Index) in the outperforming energy sector, and underweight exposure to the laggard consumer discretionary sector helped to boost benchmark-relative results at the sector level. Conversely, underweight positions in stronger-performing sectors such as consumer staples reduced the Portfolio's benchmark-relative performance advantage.

     Stock selection results, overall, also were favorable during the period, and were especially strong in health care and information technology. Selection results were also positive in energy, materials and consumer staples, while the Portfolio's holdings in the industrials and consumer discretionary sectors held back relative returns.

     With regard to individual positions, the top-performing stock in the Portfolio during the period was Keurig Green Mountain, formerly known as Green Mountain Coffee Roasters and a long-time Portfolio holding. The company, which is the leading maker of single-serve coffee brewing machines, saw its shares buoyed by strong financial performance and, in particular, the announcement of an alliance with Coca Cola. The two companies are collaborating to develop a single-serve beverage system for cold drinks. Coca-Cola also made a direct equity investment in Keurig Green Mountain and now effectively owns 10 percent of the company.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

     The Portfolio's shares of Goodrich Petroleum, an independent oil and gas exploration company, also rose during the period amid the ongoing shale revolution, as investors came to value the potential of the company's energy-rich acreage in the Tuscaloosa Marine Shale area and elsewhere. We continue to believe that Goodrich's holdings offer significant upside potential. In industrials, the Portfolio's position in American Airlines Group performed extremely well during the period after AMR, American's predecessor company, combined with US Airways. Investors began to appreciate the enhanced earnings potential and cost efficiencies of the combined company.

     In health care, two positions produced outstanding performance during the period, boosting the Portfolio's returns. One was Neurocrine Biosciences, a biopharmaceutical company focused on developing drug candidates for neurological and endocrine disorders. The company's leading product candidate is Elagolix, an oral drug that has shown positive Phase II trial data for the treatment of endometriosis and uterine fibroids. In addition, the company's share price increased sharply in January following positive Phase II results for a new drug that targets movement disorders such as Parkinson's disease. The other strong performer in health care was a position in Salix Pharmaceuticals, another long-term Portfolio holding. Salix is developing a suite of drugs for treating gastrointestinal disorders. The company's core product, Xifaxan, has proven effective in treating E-coli-based traveler's diarrhea. Xifaxan also aids in the treatment of hepatic encephalopathy, a condition that causes deteriorating brain function due to toxins in the blood that are normally removed by the liver. Salix also completed an acquisition during the period that has the potential to boost the company's future earnings.

     In the information technology sector, the Portfolio's position in Skyworks Solutions made a solid contribution to relative returns. Skyworks has expanded its share of the market for mobile device semiconductors. The company has increased the functionality of such semiconductors by effectively bundling and combining various functions -- like switching and power amplification -- onto an integrated module. Skyworks also offers the best range of solutions for both 3G and 4G LTE as well as the various network protocols in China, North America and Europe.

     On the negative side, benchmark-relative results in energy took a slight hit due to the Portfolio's not owning Cheniere Energy, which was a strong performer during the period. Nevertheless, the Portfolio outperformed the Russell Index in the sector.

     Individual holdings that detracted from performance during the six-month period included Towers Watson and Wageworks in the industrials sector, Cabot Oil & Gas in the energy sector, and LKQ in the consumer discretionary sector.

     Towers Watson had very strong share performance during the 2013 calendar year, as investors began to appreciate the added long-term revenue opportunity presented by the company's health care exchange services business (Towers Watson's customer base creates health care exchanges for active and retiree plans). In the first half of 2014, however, the company's shares declined in value as the early contract signings for the exchange services business did not meet some investors' expectations. We still believe in the long-term opportunity for Towers Watson's health care exchange business, and continue to regard the shares as a core Portfolio holding.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/14                              (continued)
--------------------------------------------------------------------------------

     Wageworks is a benefits transaction processing company that has increased its share of the market for processing flexible spending accounts such as health care and commuter discount programs. The company's financial performance was favorable over the period, but its share price fell as investors moved away from high-valuation growth stocks. In our opinion, Wageworks' shares merit their current high valuation because of the companies' strong growth potential. In fact, we added to Wageworks' shares on weakness during the six-month period.

     Cabot Oil & Gas, the leading producer of natural gas out of the Marcellus shale in Pennsylvania, is a long-time Portfolio holding and its largest position in the energy sector. Cabot's shares declined in value during the six-month period after it disclosed that pricing realization for its gas as compared with quoted market rates on a national basis (referred to as "differentials") was worse than expected, primarily because of a continued lack of adequate pipeline infrastructure to expand the market potential for the gas that Cabot produces. We trimmed the Portfolio's position in Cabot's shares during the period, but the company remains a core Portfolio holding, as we believe the lower realization "differentials" issue is a shorter-term problem that will be resolved by pipeline expansion over the medium to long term.

     LKQ, another long-term Portfolio holding, underperformed during the six-month period. LKQ is the leading provider of refurbished auto and truck parts. The company's share price fell when an independent newsletter claimed that LKQ's accounting practices with regard to acquisitions were overly aggressive. We believed the accusations were without merit, however, and the stock price recovered half its decline by the end of the period.

Q:   What is your investment outlook?

A: Extreme weather in much of the U.S. was likely the main reason behind the U.S. economy's contraction in the first quarter of 2014. However, the domestic economy does appear to be regaining some momentum and consensus expectations for GDP growth in 2014 remain positive. Employment gains, while still sluggish, have been improving, and we think they will continue to do so.

     Among the possible headwinds to the economy is slowing growth in the emerging markets, particularly China, which is a major consumer of U.S. goods and materials. Political upheaval in the Ukraine and the Middle East has also raised investor sensitivity. We expect both situations to be a continued source of worry.

     On the whole, we take the calm environment for interest rates in the wake of Federal Reserve's tapering of its quantitative easing (QE) program as a positive sign, since it indicates that the winding down of QE may not produce the kind of jump in interest rates that many analysts had feared. A continuation of this environment would be favorable for domestic equities and has the potential to offset the effects of a dampened global growth outlook. We expect the economic recovery to reaccelerate in the second half of 2014 as the housing and labor markets continue to improve and the outlook for capital spending brightens. However, sharp changes in interest-rate expectations remain a risk.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

     As noted previously, there currently appears to be a sharp rotation in domestic markets away from longer-term growth stocks and into value stocks. Sentiment is less favorable for portfolios that focus on non-cyclical growth potential and those that seek companies with long runways of growth--similar to the types of stocks held in the Portfolio. With that said, we believe that over the next few years our anticipated economic scenario of sustainable, moderate growth and manageable inflation will mostly favor secular growth companies, which remain our primary focus when investing the Portfolio's assets.

     Please refer to the Schedule of Investments on pages 8 to 16 for a full listing of Portfolio securities.

     Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                                               Value
                             COMMON STOCKS - 99.1%
                             Energy - 7.5%
                             Oil & Gas Equipment & Services - 0.6%
     18,125                  Basic Energy Services, Inc.*                           $      529,612
     13,491                  RPC, Inc.                                                     316,904
                                                                                    --------------
                                                                                    $      846,516
                                                                                    --------------
                             Oil & Gas Exploration & Production - 6.4%
     56,450                  Cabot Oil & Gas Corp.                                  $    1,927,203
      7,815                  Cimarex Energy Co.                                          1,121,140
      1,987                  Concho Resources, Inc.*                                       287,122
     60,187                  Goodrich Petroleum Corp.*                                   1,661,161
     17,427                  Gulfport Energy Corp.*                                      1,094,416
     52,416                  Memorial Resource Development Corp.*                        1,276,854
     45,671                  Penn Virginia Corp.*                                          774,123
     20,451                  Rice Energy, Inc.                                             622,733
                                                                                    --------------
                                                                                    $    8,764,752
                                                                                    --------------
                             Oil & Gas Storage & Transportation - 0.5%
      9,308                  SemGroup Corp.                                         $      733,936
                                                                                    --------------
                             Total Energy                                           $   10,345,204
                                                                                    --------------
                             Materials - 6.2%
                             Commodity Chemicals - 0.8%
     12,308                  Westlake Chemical Corp.                                $    1,030,918
                                                                                    --------------
                             Specialty Chemicals - 1.4%
     28,796                  Flotek Industries, Inc.*                               $      926,079
     10,807                  WR Grace & Co.*                                             1,021,586
                                                                                    --------------
                                                                                    $    1,947,665
                                                                                    --------------
                             Construction Materials - 1.5%
     11,416                  Eagle Materials, Inc.                                  $    1,076,300
      7,017                  Martin Marietta Materials, Inc.                               926,595
                                                                                    --------------
                                                                                    $    2,002,895
                                                                                    --------------
                             Metal & Glass Containers - 0.3%
      7,898                  Crown Holdings, Inc.*                                  $      393,004
                                                                                    --------------
                             Paper Packaging - 0.1%
      1,700                  Rock-Tenn Co.                                          $      179,503
                                                                                    --------------
                             Diversified Metals & Mining - 0.4%
     13,021                  Horsehead Holding Corp.*                               $      237,763
     64,246                  Lundin Mining Corp.*                                          353,675
                                                                                    --------------
                                                                                    $      591,438
                                                                                    --------------
                             Steel - 1.2%
     24,492                  APERAM*                                                $      826,866
     82,741                  Outokumpu OYJ                                                 832,351
                                                                                    --------------
                                                                                    $    1,659,217
                                                                                    --------------
                             Paper Products - 0.5%
     21,672                  KapStone Paper and Packaging Corp.                     $      717,993
                                                                                    --------------
                             Total Materials                                        $    8,522,633
                                                                                    --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

     Shares                                                                              Value
                             Capital Goods - 5.4%
                             Aerospace & Defense - 1.1%
     11,620                  B/E Aerospace, Inc.*                                   $    1,074,734
      5,080                  Huntington Ingalls Industries, Inc.                           480,517
                                                                                    --------------
                                                                                    $    1,555,251
                                                                                    --------------
                             Construction & Engineering - 0.4%
     15,648                  Quanta Services, Inc.*                                 $      541,108
                                                                                    --------------
                             Electrical Components & Equipment - 1.5%
     20,498                  Brady Corp.                                            $      612,275
      5,817                  Rockwell Automation, Inc.                                     728,056
      5,191                  Roper Industries, Inc.                                        757,938
                                                                                    --------------
                                                                                    $    2,098,269
                                                                                    --------------
                             Construction & Farm Machinery & Heavy Trucks - 1.0%
      9,600                  Terex Corp.*                                           $      394,560
     27,560                  The Manitowoc Co., Inc.                                       905,622
                                                                                    --------------
                                                                                    $    1,300,182
                                                                                    --------------
                             Industrial Machinery - 1.4%
     11,044                  Chart Industries, Inc.*                                $      913,781
      8,340                  Ingersoll-Rand Plc                                            521,333
     11,313                  ITT Corp.                                                     544,155
                                                                                    --------------
                                                                                    $    1,979,269
                                                                                    --------------
                             Total Capital Goods                                    $    7,474,079
                                                                                    --------------
                             Commercial Services & Supplies - 3.0%
                             Diversified Support Services - 1.5%
     14,451                  Mobile Mini, Inc.*                                     $      692,058
     12,129                  United Rentals, Inc.*                                       1,270,270
                                                                                    --------------
                                                                                    $    1,962,328
                                                                                    --------------
                             Human Resource & Employment Services - 1.5%
     13,447                  Towers Watson & Co.                                    $    1,401,581
     14,173                  WageWorks, Inc.*                                              683,280
                                                                                    --------------
                                                                                    $    2,084,861
                                                                                    --------------
                             Total Commercial Services & Supplies                   $    4,047,189
                                                                                    --------------
                             Transportation - 6.9%
                             Airlines - 4.1%
     86,430                  Air Canada*                                            $      770,842
     61,792                  American Airlines Group, Inc.                               2,654,579
     44,703                  Delta Air Lines, Inc.                                       1,730,900
     44,407                  JetBlue Airways Corp.*                                        481,816
                                                                                    --------------
                                                                                    $    5,638,137
                                                                                    --------------
                             Marine - 2.0%
     85,695                  Diana Shipping, Inc.*                                  $      933,219
      9,136                  Kirby Corp.*                                                1,070,191
     38,253                  Safe Bulkers, Inc.                                            373,349
     31,787                  Star Bulk Carriers Corp.                                      412,277
                                                                                    --------------
                                                                                    $    2,789,036
                                                                                    --------------
                             Railroads - 0.4%
      5,272                  Kansas City Southern                                   $      566,793
                                                                                    --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Shares                                                                             Value
                             Trucking - 0.4%
      7,429                  Old Dominion Freight Line, Inc.*                       $      473,079
                                                                                    --------------
                             Total Transportation                                   $    9,467,045
                                                                                    --------------
                             Automobiles & Components - 3.1%
                             Auto Parts & Equipment - 2.1%
      8,793                  Delphi Automotive Plc                                  $      604,431
     25,763                  Lear Corp.                                                  2,301,151
                                                                                    --------------
                                                                                    $    2,905,582
                                                                                    --------------
                             Automobile Manufacturers - 0.2%
      1,361                  Tesla Motors, Inc.*                                    $      326,722
                                                                                    --------------
                             Motorcycle Manufacturers - 0.8%
     14,842                  Harley-Davidson, Inc.                                  $    1,036,714
                                                                                    --------------
                             Total Automobiles & Components                         $    4,269,018
                                                                                    --------------
                             Consumer Durables & Apparel - 5.2%
                             Home Furnishings - 0.6%
      5,709                  Mohawk Industries, Inc.*                               $      789,783
                                                                                    --------------
                             Homebuilding - 0.7%
     12,411                  Lennar Corp.                                           $      521,014
     11,775                  Toll Brothers, Inc.*                                          434,498
                                                                                    --------------
                                                                                    $      955,512
                                                                                    --------------
                             Household Appliances - 0.5%
      5,409                  Whirlpool Corp.                                        $      753,041
                                                                                    --------------
                             Leisure Products - 0.2%
     19,025                  Performance Sports Group, Ltd.                         $      326,279
                                                                                    --------------
                             Apparel, Accessories & Luxury Goods - 2.9%
     12,016                  G-III Apparel Group, Ltd.*                             $      981,227
     17,300                  Hanesbrands, Inc.                                           1,703,012
      7,112                  Michael Kors Holdings, Ltd.*                                  630,479
      5,485                  PVH Corp.                                                     639,551
                                                                                    --------------
                                                                                    $    3,954,269
                                                                                    --------------
                             Textiles - 0.3%
     10,169                  Kate Spade & Co.                                       $      387,846
                                                                                    --------------
                             Total Consumer Durables & Apparel                      $    7,166,730
                                                                                    --------------
                             Consumer Services - 3.1%
                             Casinos & Gaming - 0.7%
      7,638                  Las Vegas Sands Corp.                                  $      582,168
     11,017                  Melco Crown Entertainment, Ltd. (A.D.R.)*                     393,417
                                                                                    --------------
                                                                                    $      975,585
                                                                                    --------------
                             Hotels, Resorts & Cruise Lines - 0.8%
     32,569                  Norwegian Cruise Line Holdings, Ltd.*                  $    1,032,437
                                                                                    --------------
                             Restaurants - 0.8%
      1,094                  Chipotle Mexican Grill, Inc.*                          $      648,206
     10,357                  Dunkin' Brands Group, Inc.*                                   474,454
                                                                                    --------------
                                                                                    $    1,122,660
                                                                                    --------------
                             Specialized Consumer Services - 0.8%
     32,882                  H&R Block, Inc.                                        $    1,102,205
                                                                                    --------------
                             Total Consumer Services                                $    4,232,887
                                                                                    --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

     Shares                                                                              Value
                             Media - 1.3%
                             Broadcasting - 0.5%
      9,761                  Discovery Communications, Inc.*                        $      725,047
                                                                                    --------------
                             Cable & Satellite - 0.8%
     11,215                  Liberty Global Plc (Class A)*                          $      495,927
     14,047                  Liberty Global Plc (Class C)*                                 594,329
                                                                                    --------------
                                                                                    $    1,090,256
                                                                                    --------------
                             Total Media                                            $    1,815,303
                                                                                    --------------
                             Retailing - 9.5%
                             Distributors - 0.6%
     30,369                  LKQ Corp.*                                             $      810,549
                                                                                    --------------
                             Internet Retail - 2.3%
     26,597                  HomeAway, Inc.*                                        $      926,108
      2,438                  Netflix, Inc.*                                              1,074,183
      1,021                  The Priceline Group, Inc.*                                  1,228,263
                                                                                    --------------
                                                                                    $    3,228,554
                                                                                    --------------
                             General Merchandise Stores - 1.3%
      5,194                  Dollar General Corp.*                                  $      297,928
     27,248                  Dollar Tree, Inc.*                                          1,483,926
                                                                                    --------------
                                                                                    $    1,781,854
                                                                                    --------------
                             Apparel Retail - 2.1%
     35,636                  DSW, Inc.                                              $      995,670
     16,526                  Ross Stores, Inc.                                           1,092,864
     14,576                  The TJX Companies, Inc.                                       774,714
                                                                                    --------------
                                                                                    $    2,863,248
                                                                                    --------------
                             Home Improvement Retail - 0.6%
     17,621                  Lowe's Companies, Inc.                                 $      845,632
                                                                                    --------------
                             Specialty Stores - 0.7%
     15,957                  Tractor Supply Co.*                                    $      963,803
                                                                                    --------------
                             Automotive Retail - 1.9%
     12,581                  Advance Auto Parts, Inc.                               $    1,697,429
        857                  AutoZone, Inc.*                                               459,558
      8,572                  CarMax, Inc.*                                                 445,830
                                                                                    --------------
                                                                                    $    2,602,817
                                                                                    --------------
                             Total Retailing                                        $   13,096,457
                                                                                    --------------
                             Food & Staples Retailing - 0.9%
                             Food Retail - 0.9%
     25,597                  The Kroger Co.                                         $    1,265,260
                                                                                    --------------
                             Total Food & Staples Retailing                         $    1,265,260
                                                                                    --------------
                             Food, Beverage & Tobacco - 5.0%
                             Brewers - 0.5%
     10,238                  Molson Coors Brewing Co. (Class B)                     $      759,250
                                                                                    --------------
                             Distillers & Vintners - 0.8%
     13,109                  Constellation Brands, Inc.*                            $    1,155,296
                                                                                    --------------
                             Soft Drinks - 0.9%
     16,582                  Monster Beverage Corp.*                                $    1,177,819
                                                                                    --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Shares                                                                              Value
                             Packaged Foods & Meats - 1.8%
     19,792                  Keurig Green Mountain, Inc.                            $    2,466,281
                                                                                    --------------
                             Tobacco - 1.0%
     22,389                  Lorillard, Inc.                                        $    1,365,057
                                                                                    --------------
                             Total Food, Beverage & Tobacco                         $    6,923,703
                                                                                    --------------
                             Household & Personal Products - 1.1%
                             Personal Products - 1.1%
     20,626                  Coty, Inc.                                             $      353,323
      4,341                  Nu Skin Enterprises, Inc.                                     321,060
     11,065                  The Estee Lauder Companies, Inc.                              821,687
                                                                                    --------------
                                                                                    $    1,496,070
                                                                                    --------------
                             Total Household & Personal Products                    $    1,496,070
                                                                                    --------------
                             Health Care Equipment & Services - 6.3%
                             Health Care Equipment - 1.8%
     19,878                  Edwards Lifesciences Corp.*                            $    1,706,328
     18,904                  Insulet Corp.*                                                749,922
                                                                                    --------------
                                                                                    $    2,456,250
                                                                                    --------------
                             Health Care Supplies - 1.4%
     19,218                  Align Technology, Inc.*                                $    1,076,977
     59,822                  Endologix, Inc.*                                              909,893
                                                                                    --------------
                                                                                    $    1,986,870
                                                                                    --------------
                             Health Care Services - 2.1%
     38,567                  Catamaran Corp.*                                       $    1,703,119
     17,740                  Omnicare, Inc.                                              1,180,952
                                                                                    --------------
                                                                                    $    2,884,071
                                                                                    --------------
                             Health Care Facilities - 0.5%
     19,708                  Brookdale Senior Living, Inc.*                         $      657,065
                                                                                    --------------
                             Managed Health Care - 0.5%
      9,016                  WellCare Health Plans, Inc.*                           $      673,135
                                                                                    --------------
                             Total Health Care Equipment & Services                 $    8,657,391
                                                                                    --------------
                             Pharmaceuticals, Biotechnology & Life Sciences - 9.3%
                             Biotechnology - 3.0%
     17,915                  Alkermes Plc*                                          $      901,662
     12,407                  Cubist Pharmaceuticals, Inc.*                                 866,257
     52,693                  Neurocrine Biosciences, Inc.*                                 781,964
     23,654                  NPS Pharmaceuticals, Inc.*                                    781,765
      9,000                  Vertex Pharmaceuticals, Inc.*                                 852,120
                                                                                    --------------
                                                                                    $    4,183,768
                                                                                    --------------
                             Pharmaceuticals - 5.2%
      9,249                  Actavis plc*                                           $    2,062,989
     26,037                  Akorn, Inc.*                                                  865,730
     10,820                  Jazz Pharmaceuticals Plc*                                   1,590,648
     13,562                  Salix Pharmaceuticals, Ltd.*                                1,672,873
      3,757                  Shire Plc (A.D.R.)                                            884,736
                                                                                    --------------
                                                                                    $    7,076,976
                                                                                    --------------
                             Life Sciences Tools & Services - 1.1%
     35,249                  Bruker Corp.*                                          $      855,493
     12,487                  Charles River Laboratories International, Inc.*               668,304
                                                                                    --------------
                                                                                    $    1,523,797
                                                                                    --------------
                             Total Pharmaceuticals, Biotechnology & Life Sciences   $   12,784,541
                                                                                    --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

     Shares                                                                              Value

                             Banks - 1.5%
                             Regional Banks - 1.5%
     32,060                  BankUnited, Inc.*                                      $    1,073,369
      7,982                  Signature Bank*                                             1,007,169
                                                                                    --------------
                                                                                    $    2,080,538
                                                                                    --------------
                             Total Banks                                            $    2,080,538
                                                                                    --------------
                             Diversified Financials - 4.1%
                             Specialized Finance - 1.3%
     47,394                  The NASDAQ OMX Group, Inc.                             $    1,830,356
                                                                                    --------------
                             Consumer Finance - 0.9%
     20,456                  Discover Financial Services, Inc.                      $    1,267,863
                                                                                    --------------
                             Asset Management & Custody Banks - 1.4%
      5,662                  Affiliated Managers Group, Inc.*                       $    1,162,975
     20,334                  The Blackstone Group LP                                       679,969
                                                                                    --------------
                                                                                    $    1,842,944
                                                                                    --------------
                             Investment Banking & Brokerage - 0.5%
     20,787                  Morgan Stanley Co.                                     $      672,044
                                                                                    --------------
                             Total Diversified Financials                           $    5,613,207
                                                                                    --------------
                             Insurance - 0.6%
                             Insurance Brokers - 0.6%
      9,245                  Aon Plc*                                               $      832,882
                                                                                    --------------
                             Total Insurance                                        $      832,882
                                                                                    --------------
                             Real Estate - 1.0%
                             Specialized REIT - 1.0%
     41,423                  Weyerhaeuser Co.                                       $    1,370,687
                                                                                    --------------
                             Total Real Estate                                      $    1,370,687
                                                                                    --------------
                             Software & Services - 9.4%
                             Internet Software & Services - 3.8%
     27,032                  Akamai Technologies, Inc.*                             $    1,650,574
      5,920                  CoStar Group, Inc.*                                           936,366
     14,051                  eBay, Inc.*                                                   703,393
      1,110                  Google, Inc. (Class A)*                                       648,984
      1,107                  Google, Inc. (Class C)                                        636,835
      3,466                  LinkedIn Corp.*                                               594,315
                                                                                    --------------
                                                                                    $    5,170,467
                                                                                    --------------
                             IT Consulting & Other Services - 0.4%
      7,965                  Gartner, Inc.*                                         $      561,692
                                                                                    --------------
                             Data Processing & Outsourced Services - 2.2%
      1,935                  Alliance Data Systems Corp.*                           $      544,219
      9,057                  MasterCard, Inc.                                              665,418
     25,379                  Vantiv, Inc.*                                                 853,242
      9,328                  WEX, Inc.*                                                    979,160
                                                                                    --------------
                                                                                    $    3,042,039
                                                                                    --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Shares                                                                              Value
                             Application Software - 2.4%
      8,354                  ANSYS, Inc.*                                           $      633,400
      6,577                  Autodesk, Inc.*                                               370,811
     54,102                  Cadence Design Systems, Inc.*                                 946,244
     15,374                  Qlik Technologies, Inc.*                                      347,760
      8,029                  salesforce.com inc*                                           466,324
     11,062                  SS&C Technologies Holdings, Inc.*                             489,162
                                                                                    --------------
                                                                                    $    3,253,701
                                                                                    --------------
                             Systems Software - 0.6%
      8,668                  VMware, Inc.*                                          $      839,149
                                                                                    --------------
                             Total Software & Services                              $   12,867,048
                                                                                    --------------
                             Technology Hardware & Equipment - 2.7%
                             Communications Equipment - 1.8%
     15,607                  F5 Networks, Inc.*                                     $    1,739,244
     15,184                  Ubiquiti Networks, Inc.                                       686,165
                                                                                    --------------
                                                                                    $    2,425,409
                                                                                    --------------
                             Computer Storage & Peripherals - 0.9%
      5,673                  SanDisk Corp.                                          $      592,431
      7,757                  Western Digital Corp.                                         715,971
                                                                                    --------------
                                                                                    $    1,308,402
                                                                                    --------------
                             Total Technology Hardware & Equipment                  $    3,733,811
                                                                                    --------------
                             Semiconductors & Semiconductor Equipment - 4.6%
                             Semiconductors - 4.6%
    112,174                  Atmel Corp.*                                           $    1,051,070
     17,940                  Avago Technologies, Ltd.                                    1,292,936
     23,321                  Integrated Device Technology, Inc.*                           360,543
      8,405                  NXP Semiconductor NV*                                         556,243
     27,758                  Skyworks Solutions, Inc.*                                   1,303,516
      9,928                  Synaptics, Inc.*                                              899,874
     16,651                  Xilinx, Inc.                                                  787,759
                                                                                    --------------
                                                                                    $    6,251,941
                                                                                    --------------
                             Total Semiconductors & Semiconductor Equipment         $    6,251,941
                                                                                    --------------
                             Telecommunication Services - 1.0%
                             Wireless Telecommunication Services - 1.0%
     14,011                  SBA Communications Corp.*                              $    1,433,325
                                                                                    --------------
                             Total Telecommunication Services                       $    1,433,325
                                                                                    --------------
                             Utilities - 0.4%
                             Electric Utilities - 0.2%
      2,033                  NextEra Energy, Inc.*                                  $      208,342
      2,041                  NextEra Energy Partners LP                                     68,394
                                                                                    --------------
                                                                                    $      276,736
                                                                                    --------------
                             Gas Utilities - 0.2%
      2,846                  National Fuel Gas Co.                                  $      222,842
                                                                                    --------------
                             Total Utilities                                        $      499,578
                                                                                    --------------
                             TOTAL COMMON STOCKS
                             (Cost $104,390,429)                                    $  136,246,527
                                                                                    --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

              S&P/Moody's
  Principal   Ratings
  Amount ($)  (unaudited)                                                                Value
                             CORPORATE BONDS - 0.3%
                             Energy - 0.3%
                             Integrated Oil & Gas - 0.3%
    424,000   NR/NR          American Energy - Utica LLC, 3.5%, 3/1/21 (144A) (PIK) $      455,800
                                                                                    --------------
                             Total Energy                                           $      455,800
                                                                                    --------------
                             TOTAL CORPORATE BONDS
                             (Cost $435,284)                                        $      455,800
                                                                                    --------------
                             TOTAL INVESTMENT IN SECURITIES - 99.4%
                             (Cost $104,825,713) (a)                                $  136,702,327
                                                                                    --------------
                             OTHER ASSETS & LIABILITIES - 0.6%                      $      808,400
                                                                                    --------------
                             TOTAL NET ASSETS - 100.0%                              $  137,510,727
                                                                                    --------------
     Shares
                             WRITTEN OPTIONS - (0.0%)+
                             Capital Goods - (0.0%)+
                             Aerospace & Defense - (0.0%)+
        (11)                 B/E Aerospace, Inc.                                    $         (715)
                                                                                    --------------
                             Total Capital Goods                                    $         (715)
                                                                                    --------------
                             Transportation - (0.0%)+
                             Airlines - (0.0%)+
        (31)                 American Airlines, Inc.                                $       (4,263)
                                                                                    --------------
                             Total Transportation                                   $       (4,263)
                                                                                    --------------
                             TOTAL WRITTEN OPTIONS
                             (Premium paid $6,274)                                  $       (4,978)
                                                                                    --------------

+         Amount rounds to less than (0.1)%.

*         Non-income producing security.

NR        Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2014, the value of these securities amounted to $455,800 or 0.3% of total net assets.

(A.D.R.)  American Depositary Receipts.

REIT      Real Estate Investment Trust.

(a) At June 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $105,211,310 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                             $   32,184,396

            Aggregate gross unrealized depreciation for all investments in which
              there is an excess of tax cost over value                                   (693,379)
                                                                                    --------------
            Net unrealized appreciation                                             $   31,491,017
                                                                                    ==============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2014 aggregated $63,928,658 and $72,589,167, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of June 30, 2014, in valuing the Portfolio's investments:

                                                                         Level 1        Level 2       Level 3        Total
Common Stocks                                                        $  136,702,327   $       --    $      --   $  136,702,327
                                                                     --------------   ----------    ---------   --------------
  Total                                                              $  136,702,327   $       --    $      --   $  136,702,327
                                                                     ==============   ==========    =========   ==============
Other Financial Instruments
Net unrealized appreciation on written options                       $        1,296   $       --    $      --   $        1,296
Net unrealized appreciation on forward foreign currency contracts                --          422           --              422
                                                                     --------------   ----------    ---------   --------------
  Total Other Financial Instruments                                  $        1,296   $      422    $      --   $        1,718
                                                                     ==============   ==========    =========   ==============

During the six months ended June 30, 2014, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Six Months
                                                   Ended
                                                  6/30/14      Year Ended  Year Ended      Year Ended      Year Ended  Year Ended
                                                (unaudited)     12/31/13    12/31/12        12/31/11        12/31/10    12/31/09
Class I
Net asset value, beginning of period             $   32.78      $  24.07    $   22.49      $   23.01       $   19.14    $    13.24
                                                 ---------      --------    ---------      ---------       ---------    ----------
Increase (decrease) from investment operations:
    Net investment loss                          $   (0.04)     $  (0.11)   $   (0.09)     $   (0.13)      $   (0.09)   $    (0.03)
    Net realized and unrealized gain (loss)
       on investments                                 2.31         10.05         1.67          (0.39)           3.96          5.93
                                                 ---------      --------    ---------      ---------       ---------    ----------
       Net increase (decrease) from investment
         operations                              $    2.27      $   9.94    $    1.58      $   (0.52)      $    3.87    $     5.90
Distributions to shareowners:
    Net realized gain                            $   (6.91)     $  (1.23)   $      --      $      --       $      --    $       --
                                                 ---------      --------    ---------      ---------       ---------    ----------
Net increase (decrease) in net asset value       $   (4.64)     $   8.71    $    1.58      $   (0.52)      $    3.87    $     5.90
                                                 ---------      --------    ---------      ---------       ---------    ----------
Net asset value, end of period                   $   28.14      $  32.78    $   24.07      $   22.49       $   23.01    $    19.14
                                                 =========      ========    =========      =========       =========    ==========
Total return*                                         7.18%        42.46%        7.02%(b)      (2.26)%(a)      20.22%        44.56%
Ratio of total expenses to average net assets         0.84%**       0.84%        0.85%          0.84%           0.85%         0.85%
Ratio of net investment loss to average net
    assets                                           (0.26)%**     (0.36)%      (0.34)%        (0.54)%         (0.44)%       (0.15)%
Portfolio turnover rate                                 96%**        162%         135%           111%            119%          134%
Net assets, end of period (in thousands)         $ 137,511      $135,657    $ 110,170      $ 121,377       $ 141,034    $  134,090
Ratios with no waiver of fees and assumption
    of expenses by the Adviser and no
    reduction for fees paid indirectly:
    Total expenses                                    0.84%**       0.84%        0.87%          0.84%           0.87%         0.88%
    Net investment loss                              (0.26)%**     (0.36)%      (0.36)%        (0.54)%         (0.46)%       (0.18)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**     Annualized.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been (2.31)%.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 6.96%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $104,825,713)                                        $136,702,327
  Cash                                                                                   1,466,189
  Receivables --
     Investment securities sold                                                          1,261,805
     Portfolio shares sold                                                                 168,768
     Dividends and interest                                                                 27,818
     Due from Pioneer Investment Management, Inc.                                           20,906
  Unrealized appreciation on forward foreign currency contracts                                422
                                                                                      ------------
         Total assets                                                                 $139,648,235
                                                                                      ------------
LIABILITIES:
   Payables --
     Investment securities purchased                                                  $  1,433,317
     Portfolio shares repurchased                                                           60,751
   Written options (premium paid $6,274)                                                     4,978
   Due to custodian                                                                        610,420
   Due to affiliates                                                                        11,058
   Accrued expenses                                                                         16,984
                                                                                      ------------
         Total liabilities                                                            $  2,137,508
                                                                                      ------------
NET ASSETS:
  Paid-in capital                                                                     $ 98,152,892
  Distributions in excess of net investment income                                        (143,188)
  Accumulated net realized gain on investments and foreign currency transactions         7,624,094
  Net unrealized appreciation on investments                                            31,876,614
  Net unrealized appreciation on written options                                             1,296
  Net unrealized depreciation on forward foreign currency transactions and other
    assets and liabilities dominated in foreign currencies                                    (981)
                                                                                      ------------
        Total net assets                                                              $137,510,727
                                                                                      ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $137,510,727/4,887,204 shares)                                   $      28.14
                                                                                      ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT  OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/14

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $524)                       $  385,880
  Interest                                                                       613
                                                                          ----------
        Total investment income                                                          $  386,493
                                                                                         ----------
EXPENSES:
  Management fees                                                         $  491,822
  Transfer agent fees                                                            624
  Administrative reimbursement                                                24,602
  Custodian fees                                                              15,321
  Professional fees                                                           17,833
  Printing expense                                                             2,715
  Fees and expenses of nonaffiliated Trustees                                  3,328
  Miscellaneous                                                                  738
                                                                          ----------
         Total expenses                                                                  $  556,983
                                                                                         ----------
         Net investment loss                                                             $ (170,490)
                                                                                         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY
TRANSACTIONS AND WRITTEN OPTIONS:
  Net realized gain on:
    Investments                                                           $8,029,439
    Written options                                                              351
    Other assets and liabilities denominated in foreign currencies             7,663     $8,037,453
                                                                          ----------     ----------
  Change in net unrealized appreciation (depreciation) on:
    Investments                                                           $1,423,334
    Written options                                                            1,296
    Other assets and liabilities denominated in foreign currencies              (863)    $1,423,767
                                                                          ----------     ----------
  Net gain on investments                                                                $9,461,220
                                                                                         ----------
  Net increase in net assets resulting from operations                                   $9,290,730
                                                                                         ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          Six Months
                                                                                             Ended
                                                                                            6/30/14       Year Ended
                                                                                          (unaudited)      12/31/13
FROM OPERATIONS:
Net investment loss                                                                      $    (170,490)  $    (440,180)
Net realized gain on investments, foreign currency transactions and written options          8,037,453      28,544,816
Change in net unrealized appreciation on investments, foreign currency transactions
       and written options                                                                   1,423,767      15,330,252
                                                                                         -------------   -------------
       Net increase in net assets resulting from operations                              $   9,290,730   $  43,434,888
                                                                                         -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
      Class I ($6.91 and $1.23 per share, respectively)                                  $ (27,088,770)  $  (5,196,895)
                                                                                         -------------   -------------
          Total distributions to shareowners                                             $ (27,088,770)  $  (5,196,895)
                                                                                         -------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                         $   3,717,909   $   7,415,386
Reinvestment of distributions                                                               27,088,770       5,196,895
Cost of shares repurchased                                                                 (11,155,407)    (25,362,450)
                                                                                         -------------   -------------
       Net increase (decrease) in net assets resulting from
          Portfolio share transactions                                                   $  19,651,272   $ (12,750,169)
                                                                                         -------------   -------------
       Net increase in net assets                                                        $   1,853,232   $  25,487,824
NET ASSETS:
Beginning of period                                                                      $ 135,657,495   $ 110,169,671
                                                                                         -------------   -------------
End of period                                                                            $ 137,510,727   $ 135,657,495
                                                                                         -------------   -------------
Undistributed distributions (in excess of) net investment income                         $    (143,188)  $      27,302
                                                                                         =============   =============

                                     '14 Shares    '14 Amount
                                     (unaudited)   (unaudited)      '13 Shares      '13 Amount
CLASS I
Shares sold                            116,489     $  3,717,909       258,021     $   7,415,386
Reinvestment of distributions          974,416       27,088,770       194,932         5,196,895
Less shares repurchased               (341,965)     (11,155,407)     (891,151)      (25,362,450)
                                      --------     ------------      --------     -------------
      Net increase (decrease)          748,940     $ 19,651,272      (438,198)    $ (12,750,169)
                                      ========     ============      ========     =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth VCT Portfolio (the Portfolio), formerly Pioneer Growth Opportunities VCT Portfolio, is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2014, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 4).

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the year ended December 31, 2013 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2013, were as follows:

--------------------------------------------------------------------------------
                                                                        2013
--------------------------------------------------------------------------------
Distributions paid from:
Long-term capital gain                                               $ 5,196,895
                                                                     -----------
   Total distributions                                               $ 5,196,895
                                                                     -----------
Distributable Earnings (Accumulated Losses):
Undistributed ordinary income                                        $ 9,443,057
Undistributed long-term capital gain                                  17,645,253
Unrealized appreciation                                               30,067,565
                                                                     -----------
   Total                                                             $57,155,875
                                                                     ===========

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustment relating to partnerships.

E.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $85,277 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2014. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Risks

     Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

G.   Option Writing

     The Portfolio may write put and covered call options to seek to increase total return. When an option is written, the Portfolio receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option.

     When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of contracts open during the six months ended June 30, 2014 was $1,695. Written call option contracts outstanding at period end are listed at the end of the Portfolio's schedule of investments.

     The Portfolio held two written call option contracts that were open at June 30, 2014. If the call options were exercised at June 30, 2014, the maximum amount the Portfolio would have been required to pay was $6,274.

     Transactions in written options for the year ended June 30, 2014 are summarized as follows:

                                                   Number of         Premiums
                                                   Contracts         Paid
Options outstanding at beginning of period                --         $     --
Options opened                                           (76)         (13,142)
Options exercised                                         --               --
Options closed                                            --               --
Options expired                                           34            6,868
                                                   ---------         --------
Options outstanding at end of period                     (42)        $ (6,274)
                                                   =========         ========

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.74% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.85% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,058 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2014.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. There is no transfer agent fees payable to PIMSS at June 30, 2014.

4. Forward Foreign Currency Contracts

The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The average value of contracts open during the six months ended June 30, 2014 was $27,134. As of June 30, 2014, open contracts were as follows.

---------------------------------------------------------------------------------------------------
                                                                                        Unrealized
              Contracts                              Settlement                       Appreciation/
Currency      to Deliver       In Exchange for          Date             Value        Depreciation
---------------------------------------------------------------------------------------------------
EUR (Euro)      43,089              58,693             7/1/14           59,014            $321
EUR (Euro)      23,429              31,983             7/2/14           32,088             105
EUR (Euro)      22,461              30,767             7/3/14           30,763             (4)
---------------------------------------------------------------------------------------------------
                                                                                          $422
---------------------------------------------------------------------------------------------------

5. Offsetting Assets and Liabilities

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of June 30, 2014.

-----------------------------------------------------------------------------------------------------------------
Assets:
                                                            Net                Gross Amounts
                                                        Amounts of           Not Offset in the
                                          Gross           Assets                Statement of
                                         Amounts         Presented         Assets and Liabilities
                           Gross       Offset in the       in the        ---------------------------
                         Amounts of    Statement of     Statement of                        Cash
                         Recognized     Assets and       Assets and        Financial     Collateral
Description               Assets       Liabilities       Liabilities     Instruments      Received     Net Amount
-----------------------------------------------------------------------------------------------------------------
Forward foreign
   currency contracts    $      426   $         (4)      $      422       $      --      $      --    $       422
Written Options          $    2,552   $     (1,256)      $    1,296       $      --      $      --    $     1,296
-----------------------------------------------------------------------------------------------------------------
Total                    $    2,978   $     (1,260)      $    1,718       $      --      $      --    $     1,718
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Liabilities:

                                                             Net                Gross Amounts
                                                          Amounts of           Not Offset in the
                                           Gross          Liabilities            Statement of
                                          Amounts          Presented         Assets and Liabilities
                            Gross       Offset in the        in the       --------------------------
                         Amounts of     Statement of     Statement of                       Cash
                         Recognized      Assets and       Assets and       Financial     Collateral
 Description            Liabilities      Liabilities      Liabilities     Instruments      Pledged     Net Amount
-----------------------------------------------------------------------------------------------------------------
 Forward foreign
    currency contracts   $        4   $         (4)      $       --       $      --      $      --    $        --
 Written Options         $    1,256   $     (1,256)      $       --       $      --      $      --    $        --
-----------------------------------------------------------------------------------------------------------------
 Total                   $    1,260   $     (1,260)      $       --       $      --      $      --    $        --
-----------------------------------------------------------------------------------------------------------------

Pioneer Select Mid Cap Growth VCT     Portfolio PIONEER VARIABLE CONTRACTS TRUST

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of June 30, 2014 were as follows:

---------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                     Asset Derivatives 2014               Liabilities Derivatives 2014
Hedging Instruments             ------------------------------------   ----------------------------------
Under Accounting                  Statement of Assets                     Statement of Assets
Standards Codification              and Liabilities                         and Liabilities
(ASC) 815                              Location                Value           Location             Value
---------------------------------------------------------------------------------------------------------
Forward foreign                 Net unrealized appreciation            Net unrealized depreciation
   currency contracts           on forward foreign                     on forward foreign
                                currency contracts           $   422   currency contracts           $   -
Written options                 Net unrealized appreciation            Net unrealized depreciation
                                on written options             1,296   on written options           $   -
---------------------------------------------------------------------------------------------------------
Total                                                        $ 1,718                                $   -
---------------------------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2014 was as follows:

---------------------------------------------------------------------------------------------------------
                                                                                              Change in
                                                                                             Unrealized
                                                                          Realized Gain   Appreciation or
Derivatives Not Accounted for                                              or (Loss) on   (Depreciation)
as Hedging Instruments Under      Location of Gain or (Loss)                Derivatives    on Derivatives
Accounting Standards              on Derivatives Recognized                 Recognized     Recognized in
Codification (ASC) 815                   in Income                          in Income         Income
---------------------------------------------------------------------------------------------------------
Forward foreign                 Net realized gain (loss) on forward
  currency contracts            foreign currency contracts and other
                                assets and liabilities denominated in
                                foreign currencies                            $7,663

Forward foreign                 Change in unrealized appreciation
  currency contracts            (depreciation) on forward foreign
                                currency contracts and other assets
                                and liabilities denominated in
                                foreign currencies                                            $ (863)

Written options                 Net realized gain on written options          $  351

Written options                 Change in unrealized (depreciation)
                                on written options                                            $1,296
---------------------------------------------------------------------------------------------------------

7. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Portfolio, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Portfolio's independent registered public accounting firm for the fiscal year ending December 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Portfolio's independent registered public accounting firm, effective upon completion of the audit of the Portfolio's financial statements for the fiscal year ended December 31, 2013.

During the periods that Ernst & Young LLP served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, Ernst & Young LLP's reports on the financial statements of the Portfolio have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                          Trustees
Daniel K. Kingsbury, President*                   Thomas J. Perna, Chairman
Mark D. Goodwin, Executive Vice President         David R. Bock
Mark E. Bradley, Treasurer**                      Benjamin M. Friedman
Christopher J. Kelley, Secretary                  Margaret B.W. Graham
                                                  Daniel K. Kingsbury*
                                                  Marguerite A. Piret
                                                  Kenneth J. Taubes
                                                  Stephen K. West***

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*    Chief Executive Officer of the Portfolios. Resigned effective August 8,
     2014.

**   Chief Financial and Accounting Officer of the Portfolios

***  Retired effective July 15, 2014.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19616-08-0814

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2014

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio

  Portfolio and Performance Update                      2

  Comparing Ongoing Portfolio Expenses                  3

  Portfolio Management Discussion                       4

  Schedule of Investments                               7

  Financial Statements                                 30

  Notes to Financial Statements                        35

  Trustees, Officers and Service Providers             43

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/14
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                              25.9%
U.S. Corporate Bonds                                                    25.3%
International Corporate Bonds                                           10.6%
Senior Secured Loans                                                     9.0%
Collateralized Mortgage Obligations                                      8.0%
Foreign Government Bonds                                                 6.3%
Municipal Bonds                                                          3.9%
Convertible Corporate Bonds                                              3.3%
Asset Backed Securities                                                  3.1%
U.S. Preferred Stocks                                                    2.4%
Convertible Preferred Stocks                                             0.9%
U.S. Common Stocks                                                       0.6%
International Common Stocks                                              0.6%
International Preferred Stocks                                           0.1%
Warrants                                                                 0.0%*

* Amount rounds to less than 0.1%.

Maturity Distribution
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                       29.8%
AA                                                                         2.8%
A                                                                          9.2%
BBB                                                                       20.4%
BB                                                                        15.6%
B                                                                         11.9%
CCC                                                                        2.0%
Cash Equivalent                                                            5.4%
Not Rated                                                                  2.9%

Due to rounding, figures may not total 100%. Credit rating breakdown reflects the average of available ratings across Moody's, Standard & Poor's (S&P) and Fitch. Bond ratings are ordered highest to lowest in portfolio. Based on S&P's measures, AAA (highest possible rating) through BBB are considered investment grade. BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Five Largest Holdings
(As a percentage of long-term holdings)

--------------------------------------------------------------------------------
  1. Fannie Mae, 30YR Pool
     5.0%, TBA                                                             4.25%
--------------------------------------------------------------------------------
  2. Fannie Mae Pool, 5.0%,
     5/25/40                                                               2.84
--------------------------------------------------------------------------------
  3. Fannie Mae, 30YR Pool,
     4.5%, TBA                                                             2.76
--------------------------------------------------------------------------------
  4. U.S. Treasury Notes,
     2.0%, 2/15/22                                                         2.51
--------------------------------------------------------------------------------
  5. U.S. Treasury Bonds,
     4.5%, 8/15/39                                                         1.56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/14
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                      6/30/14                  12/31/13
  Class I                                      $ 10.57                   $10.37
  Class II                                     $ 10.54                   $10.35

                                   Net
Distributions per Share            Investment     Short-Term       Long-Term
(1/1/14 - 6/30/14)                 Income         Capital Gains    Capital Gains
    Class I                        $0.2010        $0.0135          $0.1019
    Class II                       $0.1878        $0.0135          $0.1019

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Strategic Income VCT Portfolio at net asset value during the periods shown, compared to that of the Barclays U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                 Pioneer Strategic      Pioneer Strategic
                 Income VCT Portfolio,  Income VCT Portfolio,  Barclays U.S.
                 Class I                Class II               Universal Index
6/30/2004        $ 10,000               $ 10,000               $ 10,000
6/30/2005        $ 11,173               $ 11,144               $ 10,743
6/30/2006        $ 11,422               $ 11,365               $ 10,715
6/30/2007        $ 12,249               $ 12,158               $ 11,423
6/30/2008        $ 12,996               $ 12,869               $ 12,134
6/30/2009        $ 12,931               $ 12,789               $ 12,732
6/30/2010        $ 15,349               $ 15,150               $ 14,082
6/30/2011        $ 16,942               $ 16,653               $ 14,755
6/30/2012        $ 17,542               $ 17,202               $ 15,841
6/30/2013        $ 18,483               $ 18,080               $ 15,879
6/30/2014        $ 19,768               $ 19,273               $ 16,705

The Barclays U.S. Universal Index is an unmanaged union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2014)

--------------------------------------------------------------------------------
                                                                   Barclays U.S.
                                   Class I          Class II     Universal Index
--------------------------------------------------------------------------------
10 Years                             7.05%             6.78%            5.27%
5 Years                              8.86%             8.55%            5.58%
1 Year                               6.95%             6.60%            5.20%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.


Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from January 1, 2014, through June 30, 2014.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/14                   $1,000.00          $1,000.00
Ending Account Value on 6/30/14                     $1,050,20          $1,048.00
Expenses Paid During Period*                        $    6.20          $    7.41

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.22% and 1.46%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2014, through June 30, 2014.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/14                   $1,000.00          $1,000.00
Ending Account Value on 6/30/14                     $1,018.74          $1,017.55
Expenses Paid During Period*                        $    6.11          $    7.30

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.22% and 1.46%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/14
--------------------------------------------------------------------------------

A Word About Risk:

Investments in high yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Other wise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Fixed-income investments, both high-quality government bonds and lower-rated, more credit-sensitive securities, generated positive results in a relatively calm environment during the six-month period ended June 30, 2014. In the following interview, Kenneth J. Taubes, Andrew Feltus and Charles Melchreit discuss the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the six-month period. Mr. Taubes, Chief Investment Officer, U.S., Executive Vice President, and a portfolio manager at Pioneer, is responsible for daily management of the Portfolio, supported by Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, and Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer.

Q: How did the Portfolio perform during the six-month period ended June 30, 2014?

A: Pioneer Strategic Income VCT Portfolio's Class I shares returned 5.02% at net asset value during the six-month period ended June 30, 2014, and Class II shares returned 4.80%, while the Portfolio's benchmark, the Barclays U.S. Universal Index (the Barclays Index), returned 4.19%. During the same period, the average return of the 64 variable portfolios in Lipper's General Bond Underlying Funds category was 4.28%.

Q: How would you describe the investment environment for bond investors during the six-month period ended June 30, 2014?

A: Against a backdrop of modest volatility in the capital markets, lower-rated, more credit-sensitive bonds outperformed Treasuries and government securities, but virtually all fixed-income investments produced positive results over the six-month period. Investors remained confident that economies in the United States and Europe would continue to improve, helped by accommodative monetary policies. Although U.S. gross domestic product (GDP) growth for the first quarter was disappointing (-2.9%), investors focused on more encouraging economic indicators, including job growth, industrial production, and the recovering housing market. In addition, government fiscal policies - including spending cuts and tax hikes - that restrained growth during 2013 seemed likely to be less of a drag on the economy in 2014. Throughout the six-month period, markets demonstrated their resiliency in the face of a succession of problems overseas, ranging from slowing economic growth in China, turmoil in the Middle East, and heightened tensions between Russia and the Ukraine.

     In the U.S., while the Federal Reserve (the Fed) began tapering its stimulative quantitative easing (QE) bond-purchasing program, it kept short-term interest rates at exceptionally low levels. The Fed appeared comfortable with maintaining its accommodative stance on interest rates given the lack of any notable inflationary pressures during the period. In Europe, economies continued to improve, led by solid growth in Germany and gains in the peripheral European Union (E.U.) economies, where problems had been the most severe. The European Central Bank (ECB) maintained accommodative policies designed to keep European banks liquid and able to lend. In Asia, the new government in China appeared determined not to allow economic growth to slow by too much, while Japan continued to push forward with monetary and fiscal stimulus programs designed to encourage economic expansion and curb the nation's deflation problem. Emerging economies that are highly dependent on growth in China did feel pressure, but even the performance of emerging markets debt recovered during the period as many governments moved aggressively to control inflation.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     In that environment, riskier, credit-sensitive securities outperformed the overall fixed-income market, with high-yield and investment-grade corporate bonds producing solid returns. Bank loans, asset-backed debt and convertible securities also performed well. Meanwhile, longer-term Treasury yields declined, leading to price appreciation for most longer-maturity Treasury and government securities, although Treasuries lagged the credit sectors in performance.

Q: What were your principal investment strategies for the Portfolio during the six-month period ended June 30, 2014, and how did they affect performance?

A: We maintained a consistent emphasis on the credit sectors in the Portfolio during the six-month period, which helped drive the Portfolio's outperformance of the benchmark Barclays Index. We maintained an overweight Portfolio position in credit-sensitive debt, especially early in the period, with healthy exposures to high-yield corporate bonds, investment-grade corporates, asset-backed securities and bank loans. The Portfolio's out-of-benchmark investments in convertible securities had a notably positive effect on benchmark-relative results. The Portfolio's underweight in Treasuries and government mortgages, which underperformed credit-sensitive securities, also aided performance. Even the Portfolio's exposure to emerging markets helped performance, as the sovereign debt of several countries in the developing markets bounced back after performing poorly during much of 2013. Late in the period, we reduced the Portfolio's overweighting of credit somewhat, paring back positions in areas where we thought valuations had gotten higher, and adding to the Portfolio's positions in government agency mortgages.

     The one investment approach that detracted from the Portfolio's results during the six-month period was having a short-duration position relative to the Barclays Index {duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates, expressed as a number of years}. The Portfolio's lack of exposure to intermediate-term securities did not help relative returns as market interest rates declined and fixed-coupon securities gained in value. However, the negative effect of duration positioning on performance was partially mitigated by the Portfolio's solid exposures to 30-year and 10-year bonds, which rallied strongly as their yields declined more than those of shorter-maturity issues.

     Currency positioning was not a significant factor, either positive or negative, in the Portfolio's performance during the period. Exposures to the currencies of Nigeria, Brazil, Turkey and India lent some support to the Portfolio's performance, while Norway's currency detracted slightly from relative results. During the period, we reduced Portfolio positions in non-dollar currencies, especially the euro and the Japanese yen.

     As of June 30, 2014, the majority of the Portfolio's assets were invested in the credit-sensitive sectors, with more than 25% of assets allocated to U.S. investment-grade corporates and U.S. high-yield bonds, and nearly 9% in floating-rate bank loans. More than 15% of assets were allocated to emerging markets and international investment-grade debt; but the largest Portfolio position as of period end was government agency mortgages, at more than 17% of assets. On June 30, 2014, the Portfolio's effective duration was 3.58 years.

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/14                              (continued)
--------------------------------------------------------------------------------

Q: Which individual investments affected the Portfolio's performance during the six-month period ended June 30, 2014?

A: Among the Portfolio's individual investments, convertibles issued by Golar LNG, a Norwegian shipper of liquefied natural gas, performed exceptionally well during the period. There were no positions in the Portfolio that significantly detracted from relative performance, although a position in the convertibles issued by General Cable, a manufacturer of fibre optic and cable products, proved disappointing.

Q: Did you invest the Portfolio in any derivative securities during the six-month period in its strategy? If so, did the derivatives have an impact on performance?

A: We did invest in Treasury futures to manage the Portfolio's interest-rate sensitivity. Because the futures were part of our strategy to maintain a lower-than-benchmark duration in the Portfolio, they tended to hold back results when interest rates declined. We also used credit default swaps and forward foreign currency contracts to manage other risks, but those investments did not have a notable impact on relative performance.

Q: What is your investment outlook and how have you positioned the Portfolio in accordance with that outlook?

A: We are generally positive about the investment outlook. We anticipate that the Fed will continue to gradually lessen its accommodative monetary policy as the economy grows, and we think credit-sensitive securities have the potential to continue to perform well. At the same time, we do not anticipate robust performance from any particular fixed-income asset class, as the gradual increase of short-term Treasury yields to normal levels and the resulting increase in market interest rates should have a somewhat negative effect on all bond asset classes. Yield spreads - which are the differences in yield levels between lower-quality, credit-sensitive securities and Treasuries with similar maturities - already are tight, and so we do not anticipate any major spread tightening to the extent that would generate significant outperformance in the credit sectors.

     Given the tighter spreads, we thought it made sense to reduce the Portfolio's exposure to the credit-sensitive sectors somewhat during the period, while remaining overweight in general. As we have done this, we have reduced exposure to convertible securities and asset-backed debt, while increasing the Portfolio's allocation to government agency mortgages, although we maintained an underweight to agency mortgages relative to the benchmark as of period end.

     As we have modestly reduced the Portfolio's exposure to the credit-sensitive sectors, we have improved the Portfolio's overall credit quality.

Please refer to the Schedule of Investments on pages 7 to 29 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

  Principal   Floating     S&P/Moody's
  Amount ($)  Rate (b)     Ratings                                                                              Value
                                         CONVERTIBLE CORPORATE BONDS - 3.3%
                                         Energy - 0.5%
                                         Oil & Gas Exploration & Production - 0.2%
     85,000                NR/NR         Cobalt International Energy, Inc., 2.625%, 12/1/19               $    78,412
                                                                                                          -----------
                                         Oil & Gas Storage & Transportation - 0.3%
    100,000                NR/NR         Golar LNG, Ltd., 3.75%, 3/7/17                                   $   134,790
                                                                                                          -----------
                                         Total Energy                                                     $   213,202
                                                                                                          -----------
                                         Materials - 0.3%
                                         Diversified Metals & Mining - 0.3%
     25,000                NR/NR         Mirabella Nickel, Ltd., 9.5%, 5/20/19 (144A) (d)                 $    25,000
    100,000                BB/NR         Vedanta Resources Jersey, Ltd., 5.5%, 7/13/16                        102,750
                                                                                                          -----------
                                                                                                          $   127,750
                                                                                                          -----------
                                         Total Materials                                                  $   127,750
                                                                                                          -----------
                                         Capital Goods - 0.2%
                                         Electrical Components & Equipment - 0.2%
     74,000                B/B3          General Cable Corp., 4.5%, 11/15/29 (Step)                       $    73,260
                                                                                                          -----------
                                         Total Capital Goods                                              $    73,260
                                                                                                          -----------
                                         Consumer Durables & Apparel - 0.2%
                                         Homebuilding - 0.2%
     60,000                B/B2          KB Home, 1.375%, 2/1/19                                          $    60,300
     20,000                BB-/B1        The Ryland Group, Inc., 0.25%, 6/1/19                                 18,275
                                                                                                          -----------
                                                                                                          $    78,575
                                                                                                          -----------
                                         Total Consumer Durables & Apparel                                $    78,575
                                                                                                          -----------
                                         Health Care Equipment & Services - 0.5%
                                         Health Care Equipment - 0.3%
    103,000                NR/NR         NuVasive, Inc., 2.75%, 7/1/17                                    $   117,806
                                                                                                          -----------
                                         Managed Health Care - 0.2%
     50,000                NR/NR         Molina Healthcare, Inc., 1.125%, 1/15/20                         $    62,500
                                                                                                          -----------
                                         Total Health Care Equipment & Services                           $   180,306
                                                                                                          -----------
                                         Pharmaceuticals, Biotechnology & Life Sciences - 0.2%
                                         Biotechnology - 0.2%
     50,000                NR/NR         Cubist Pharmaceuticals, Inc., 1.125%, 9/1/18 (144A)              $    56,250
                                                                                                          -----------
                                         Total Pharmaceuticals, Biotechnology &
                                         Life Sciences                                                    $    56,250
                                                                                                          -----------
                                         Software & Services - 0.6%
                                         Internet Software & Services - 0.2%
     75,000                NR/NR         WebMD Health Corp., 1.5%, 12/1/20 (144A)                         $    83,484
                                                                                                          -----------
                                         Application Software - 0.4%
     80,000                NR/NR         Mentor Graphics Corp., 4.0%, 4/1/31                              $    97,950
     55,000                BB-/NR        Nuance Communications, Inc., 2.75%, 11/1/31                           54,931
                                                                                                          -----------
                                                                                                          $   152,881
                                                                                                          -----------
                                         Total Software & Services                                        $   236,365
                                                                                                          -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal   Floating     S&P/Moody's
  Amount ($)  Rate (b)     Ratings                                                                              Value
                                         Technology Hardware & Equipment - 0.2%
                                         Electronic Components - 0.2%
     95,000                BB+/NR        Vishay Intertechnology, Inc., 2.25%, 5/15/41 (144A)              $    91,853
                                                                                                          -----------
                                         Total Technology Hardware & Equipment                            $    91,853
                                                                                                          -----------
                                         Semiconductors & Semiconductor Equipment - 0.6%
                                         Semiconductor Equipment - 0.2%
     50,000                BBB/Baa1      Lam Research Corp., 1.25%, 5/15/18                               $    68,312
                                                                                                          -----------
                                         Semiconductors - 0.4%
    150,000                A-/NR         Intel Corp., 2.95%, 12/15/35                                     $   186,469
                                                                                                          -----------
                                         Total Semiconductors & Semiconductor Equipment                   $   254,781
                                                                                                          -----------
                                         TOTAL CONVERTIBLE CORPORATE BONDS
                                         (Cost $1,155,029)                                                $ 1,312,342
                                                                                                          -----------

    Shares
                                         PREFERRED STOCKS - 2.6%
                                         Energy - 0.2%
                                         Oil & Gas Storage & Transportation - 0.2%
      2,300         7.62   B+/Ba2        NuStar Logistics LP, Floating Rate Note, 1/15/43                 $    61,916
                                                                                                          -----------
                                         Total Energy                                                     $    61,916
                                                                                                          -----------
                                         Banks - 0.7%
                                         Diversified Banks - 0.3%
      5,325         6.00   A-/Baa1       US Bancorp, Floating Rate Note (Perpetual)                       $   145,958
                                                                                                          -----------
                                         Regional Banks - 0.4%
      1,000         6.25   A-/NR         CoBank ACB, Floating Rate Note (Perpetual) (144A)                $   104,094
      1,700         6.62   BBB-/Ba1      Fifth Third Bancorp, Floating Rate Note (Perpetual)                   45,526
                                                                                                          -----------
                                                                                                          $   149,620
                                                                                                          -----------
                                         Total Banks                                                      $   295,578
                                                                                                          -----------
                                         Diversified Financials - 1.0%
                                         Other Diversified Financial Services - 0.8%
      5,800         7.88   BB+/Ba2       Citigroup Capital XIII, Floating Rate Note, 10/30/40             $   160,660
      4,000         7.12   BB+/B1        Citigroup, Inc., Floating Rate Note (Perpetual)                      110,596
      1,950         8.12   B/B3          GMAC Capital Trust I, Floating Rate Note, 2/15/40                     53,235
                                                                                                          -----------
                                                                                                          $   324,491
                                                                                                          -----------
                                         Consumer Finance - 0.1%
        30                 B/B3          Ally Financial, Inc., 7.0% (Perpetual) (144A)                    $    30,226
                                                                                                          -----------
                                         Investment Banking & Brokerage - 0.1%
      1,600         7.12   BB+/Ba3       Morgan Stanley, Floating Rate Note (Perpetual)                   $    44,592
                                                                                                          -----------
                                         Total Diversified Financials                                     $   399,309
                                                                                                          -----------
                                         Insurance - 0.4%
                                         Property & Casualty Insurance - 0.2%
      3,325         5.10   BBB/Baa1      The Allstate Corp., Floating Rate Note, 1/15/53                  $    83,557
                                                                                                          -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

              Floating     S&P/Moody's
     Shares   Rate (b)     Ratings                                                                              Value
                                         Reinsurance - 0.2%
     16,836         0.00   NR/NR         Altair Re, Floating Rate Note, 4/30/16 (Cat Bond)                $    21,124
     50,000         0.00   NR/NR         Altair Re, Floating Rate Note, 6/30/16 (Cat Bond)                     51,765
                                                                                                          -----------
                                                                                                          $    72,889
                                                                                                          -----------
                                         Total Insurance                                                  $   156,446
                                                                                                          -----------
                                         Telecommunication Services - 0.3%
                                         Integrated Telecommunication Services - 0.3%
      4,000                BBB-/Baa3     Qwest Corp., 7.375%, 6/1/51                                      $   105,720
                                                                                                          -----------
                                         Total Telecommunication Services                                 $   105,720
                                                                                                          -----------
                                         TOTAL PREFERRED STOCKS
                                         (Cost $955,187)                                                  $ 1,018,969
                                                                                                          -----------
                                         CONVERTIBLE PREFERRED STOCKS - 0.9%
                                         Banks - 0.5%
                                         Diversified Banks - 0.5%
        170                BBB+/Baa3     Wells Fargo & Co., 7.5% (Perpetual)                              $   206,380
                                                                                                          -----------
                                         Total Banks                                                      $   206,380
                                                                                                          -----------
                                         Diversified Financials - 0.4%
                                         Other Diversified Financial Services - 0.2%
         83                BB+/Ba3       Bank of America Corp., 7.25% (Perpetual)                         $    96,861
                                                                                                          -----------
                                         Asset Management & Custody Banks - 0.2%
      1,000                BB+/NR        AMG Capital Trust II, 5.15%, 10/15/37                            $    63,062
                                                                                                          -----------
                                         Total Diversified Financials                                     $   159,923
                                                                                                          -----------
                                         TOTAL CONVERTIBLE PREFERRED STOCKS
                                         (Cost $328,240)                                                  $   366,303
                                                                                                          -----------
                                         COMMON STOCKS - 0.6%
                                         Materials - 0.0%+
                                         Diversified Metals & Mining - 0.0%+
    174,829                              Mirabela Nickel, Ltd.*                                           $     6,591
                                                                                                          -----------
                                         Total Materials                                                  $     6,591
                                                                                                          -----------
                                         Real Estate - 0.6%
                                         Real Estate Development - 0.6%
     53,917                              Newhall Land Development LLC*                                    $   242,626
                                                                                                          -----------
                                         Total Real Estate                                                $   242,626
                                                                                                          -----------
                                         TOTAL COMMON STOCKS
                                         (Cost $48,886)                                                   $   249,217
                                                                                                          -----------

  Principal
  Amount ($)
                                         ASSET BACKED SECURITIES - 3.1%
                                         Food & Staples Retailing - 0.1%
                                         Food Retail - 0.1%
     49,063                BBB-/NR       CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (144A)            $    50,393
                                                                                                          -----------
                                         Total Food & Staples Retailing                                   $    50,393
                                                                                                          -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal   Floating     S&P/Moody's
  Amount ($)  Rate (b)     Ratings                                                                                   Value
                                         Banks - 2.0%
                                         Thrifts & Mortgage Finance - 2.0%
     24,634         0.30   BB/Baa1       Accredited Mortgage Loan Trust, Floating Rate Note, 9/25/36           $    23,880
     82,712                A/NR          Beacon Container Finance LLC, 3.72%, 9/20/27 (144A)                        84,448
      7,011         0.89   AA/Baa3       Carrington Mortgage Loan Trust Series 2005-NC1, Floating Rate
                                         Note, 2/25/35                                                               7,003
     39,559                BB/Ba3        Citicorp Residential Mortgage Trust Series 2006-1, 5.836%,
                                         7/25/36 (Step)                                                             40,700
     49,539                B-/B1         Citicorp Residential Mortgage Trust Series 2006-3, 5.703%,
                                         11/25/36 (Step)                                                            52,032
     89,204         4.00   AA/NR         Citigtoup Mortgage Loan Trust 2014-A, Floating Rate Note,
                                         1/1/35 (144A)                                                              92,866
      1,117         6.24   BBB/Baa3      Conseco Financial Corp., Floating Rate Note, 12/1/28                        1,147
     13,717         4.46   BB+/Ba1       Countrywide Asset-Backed Certificates, Floating Rate Note, 10/25/35        13,744
     43,971         5.07   BB+/Ba2       Countrywide Asset-Backed Certificates, Floating Rate Note, 2/25/36         44,805
     10,874         0.40   B/Ba3         Countrywide Asset-Backed Certificates, Floating Rate Note, 4/25/36         10,624
     24,469         0.33   B-/B2         Countrywide Asset-Backed Certificates, Floating Rate Note, 6/25/36         23,438
     13,228         0.24   CCC/B1        Credit-Based Asset Servicing and Securitization LLC, Floating Rate
                                         Note, 4/25/37                                                              10,749
     64,201                AAA/Aaa       Equifirst Mortgage Loan Trust 2003-1, 4.01%, 12/25/32 (Step)               64,729
        249         1.23   AAA/NR        First Franklin Mortgage Loan Trust 2004-FF10, Floating Rate
                                         Note, 9/25/34                                                                 249
      4,185         0.83   AA+/NR        First Franklin Mortgage Loan Trust 2005-FF5, Floating Rate
                                         Note, 3/25/35                                                               4,168
     14,161         0.66   NR/Baa1       First Franklin Mortgage Loan Trust 2005-FFH3, Floating Rate
                                         Note, 9/25/35                                                              13,910
     13,015                AAA/NR        First Investors Auto Owner Trust 2012-2, 1.47%, 5/15/18 (144A)             13,072
     25,000                BBB/NR        First Investors Auto Owner Trust 2013-1, 2.53%, 1/15/20 (144A)             25,046
     41,620         0.40   B+/B3         GSAA Home Equity Trust 2005-11, Floating Rate Note, 10/25/35               41,428
      6,352         0.81   AA/A1         Home Equity Asset Trust 2005-3, Floating Rate Note, 8/25/35                 6,342
     11,848         0.32   BB+/A2        Home Equity Asset Trust 2006-4, Floating Rate Note, 8/25/36                11,582
     43,597         1.35   A+/Aa2        HSBC Home Equity Loan Trust USA 2007-3, Floating Rate
                                         Note, 11/20/36                                                             43,634
     11,917         0.85   AA+/A2        Irwin Whole Loan Home Equity Trust 2005-C, Floating Rate
                                         Note, 3/25/25                                                              11,885
     28,305         0.40   A+/Aa1        Lehman Brothers Small Balance Commercial, Floating Rate
                                         Note, 2/25/30 (144A)                                                       25,132
     75,000         5.50   BBB/Baa1      Mastr Specialized Loan Trust, Floating Rate Note, 11/25/34 (144A)          73,892
     17,667         0.28   CCC/Baa3      Structured Asset Securities Corp Mortgage Loan Trust 2007-BC2,
                                         Floating Rate Note, 3/25/37                                                17,563
     37,139         0.53   AA+/NR        Wells Fargo Home Equity Asset-Backed Securities 2005-3 Trust,
                                         Floating Rate Note, 12/25/35                                               36,597
                                                                                                               -----------
                                                                                                               $   794,665
                                                                                                               -----------
                                         Total Banks                                                           $   794,665
                                                                                                               -----------
                                         Diversified Financials - 1.0%
                                         Other Diversified Financial Services - 0.3%
     99,989                NR/NR         AXIS Equipment Finance Receivables II LLC, 4.94%, 7/20/18 (144A)      $   101,624
     34,218                A+/NR         Sierra Timeshare 2012-2 Receivables Funding LLC, 2.38%,
                                         3/20/29 (144A)                                                             34,753
                                                                                                               -----------
                                                                                                               $   136,377
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

  Principal   Floating     S&P/Moody's
  Amount ($)  Rate (b)     Ratings                                                                                   Value
                                         Consumer Finance - 0.4%
      9,000                BBB+/NR       American Credit Acceptance Receivables Trust 2012-2,
                                         4.05%, 2/15/18 (144A)                                                 $     9,150
     12,344                A+/NR         American Credit Acceptance Receivables Trust, 1.64%,
                                         11/15/16 (144A)                                                            12,369
     25,000                A+/NR         AmeriCredit Automobile Receivables Trust 2013-1, 1.57%, 1/8/19             25,099
     20,000                A+/Baa1       Capital Auto Receivables Asset Trust/ Ally, 2.19%, 9/20/21                 20,062
     50,000                AA/Aaa        Santander Drive Auto Receivables Trust 2012-1, 3.78%, 11/15/17             51,328
     25,000                A/Aaa         Santander Drive Auto Receivables Trust 2012-5, 2.7%, 8/15/18               25,699
                                                                                                               -----------
                                                                                                               $   143,707
                                                                                                               -----------
                                         Asset Management & Custody Banks - 0.3%
     98,958                A/NR          Triton Container Finance LLC, 4.21%, 5/14/27 (144A)                   $    98,958
                                                                                                               -----------
                                         Total Diversified Financials                                          $   379,042
                                                                                                               -----------
                                         TOTAL ASSET BACKED SECURITIES
                                         (Cost $1,190,348)                                                     $ 1,224,100
                                                                                                               -----------
                                         COLLATERALIZED MORTGAGE OBLIGATIONS - 7.9%
                                         Banks - 5.7%
                                         Thrifts & Mortgage Finance - 5.7%
      3,299         2.53   BBB+/Ba3      Adjustable Rate Mortgage Trust 2004-5, Floating Rate Note, 4/25/35    $     3,209
     47,591                BB-/NR        Alternative Loan Trust 2003-16T1, 5.25%, 9/25/33                           50,200
      8,298         0.60   BBB+/Baa1     Alternative Loan Trust 2004-18CB, Floating Rate Note, 9/25/34               8,329
      1,437         0.55   BBB+/Ba1      Alternative Loan Trust 2004-2CB, Floating Rate Note, 3/25/34                1,433
     11,606                AA+/Baa1      Alternative Loan Trust Resecuritization 2003-23T2R REMICS,
                                         4.25%, 9/25/33                                                             11,393
     21,692         2.32   AA+/Ba1       American Home Mortgage Investment Trust 2005-1, Floating
                                         Rate Note, 6/25/45                                                         21,921
     25,122                A+/Baa2       Banc of America Alternative Loan Trust 2003-2, 5.75%, 4/25/33              26,049
     18,569                NR/B1         Banc of America Alternative Loan Trust 2004-10, 5.5%, 11/25/19             18,765
     11,960                NR/B2         Banc of America Alternative Loan Trust 2004-10, 6.0%, 11/25/34             11,964
     11,123                NR/Ba2        Banc of America Alternative Loan Trust 2004-2, 6.0%, 3/25/34               11,506
     22,857                NR/B2         Banc of America Alternative Loan Trust 2004-3, 6.0%, 4/25/34               23,076
     19,266                NR/B2         Banc of America Alternative Loan Trust 2004-4, 5.25%, 5/25/34              19,526
     31,982         2.69   BBB/NR        Banc of America Mortgage 2003-F Trust, Floating Rate Note, 7/25/33         32,383
     18,322         2.74   NR/Baa3       Banc of America Mortgage 2003-H Trust, Floating Rate Note, 9/25/33         18,348
     13,493         5.12   BBB+/NR       Banc of America Mortgage 2005-H Trust, Floating Rate Note, 9/25/35         13,549
      2,318                B-/NR         Banc of America Mortgage Trust 2004-7, 4.5%, 8/25/19                        2,352
      1,220                AA+/Baa1      Banc of America Mortgage Trust 2005-9, 4.75%, 10/25/20                      1,228
    183,526                NR/Caa2       Bayview Commercial Asset Trust, 3.53033%, 9/25/37
                                         (Step) (144A) (f)                                                          11,892
      8,990         1.15   A/Baa1        Bayview Commercial Asset Trust, Floating Rate Note, 1/25/35 (144A)          8,081
     29,748         2.33   AA+/Baa2      Bear Stearns ARM Trust 2003-5, Floating Rate Note, 8/25/33                 29,871
     16,581         4.82   CCC/B2        Bear Stearns ARM Trust 2004-12, Floating Rate Note, 2/25/35                16,713
     12,475         7.66   AAA/Aaa       Bear Stearns Commercial Mortgage Securities Trust 2002-TOP6,
                                         Floating Rate Note, 10/15/36 (144A)                                        12,517
     11,766                BB+/Ba1       Charlie Mac Trust 2004-2, 5.0%, 10/25/34                                   11,764
        295         3.01   B-/B1         CHL Mortgage Pass-Through Trust 2003-42, Floating Rate
                                         Note, 9/25/33                                                                 287
     39,446                NR/Baa1       Citigroup Mortgage Loan Trust, Inc., 6.75%, 8/25/34                        42,405
    100,000         4.65   AA-/A3        City Center Trust 2011-CCHP, Floating Rate Note, 7/15/28 (144A)           100,005

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal   Floating     S&P/Moody's
  Amount ($)  Rate (b)     Ratings                                                                                   Value
                                         Thrifts & Mortgage Finance - (continued)
     25,000                NR/Aaa        COMM 2012-CCRE2 Mortgage Trust REMICS, 3.791%, 8/15/45                $    25,864
     25,000                NR/Aaa        COMM 2012-CCRE2 Mortgage Trust, 3.147%, 8/15/45                            25,266
     25,000                NR/Aa2        COMM 2012-CCRE2 Mortgage Trust, 4.393%, 8/15/45                            26,650
     21,000                AAA/Aaa       COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/15/45                           20,907
     12,271                AAA/Aaa       COMM 2012-CCRE4 Mortgage Trust, 3.251%, 10/15/45                           12,206
     50,000                AAA/Aaa       COMM 2013-LC6 Mortgage Trust, 2.941%, 1/10/46                              49,376
     76,113                NR/Baa1       Credit Suisse Commercial Mortgage Trust Series 2007-C1,
                                         5.361%, 2/15/40                                                            81,681
      6,059                D/NR          Credit Suisse First Boston Mortgage Securities Corp., 5.0%, 8/25/20         6,054
     11,558         2.57   BBB+/Ba2      Credit Suisse First Boston Mortgage Securities Corp., Floating
                                         Rate Note, 11/25/33                                                        11,554
     12,779         2.45   BBB+/B1       Credit Suisse First Boston Mortgage Securities Corp., Floating
                                         Rate Note, 6/25/34                                                         12,848
     63,943         5.10   AAA/NR        Credit Suisse First Boston Mortgage Securities Corp., Floating Rate
                                         Note, 8/15/38                                                              65,810
     25,174         0.32   AAA/A1        Credit Suisse Mortgage Capital Certificates REMICS, Floating Rate
                                         Note, 10/15/21 (144A)                                                      25,125
     25,000         1.15   NR/NR         CSMC Series 2010-14R REMICS, Floating Rate Note,
                                         11/26/37 (144A)                                                            23,383
     37,794         3.59   NR/NR         CSMC Trust 2010-16, Floating Rate Note, 6/25/50 (144A)                     37,743
     12,779         2.57   B-/NR         First Horizon Mortgage Pass-Through Trust 2005-AR2, Floating Rate
                                         Note, 6/25/35                                                              12,035
     47,993         0.42   BB/Ba2        Global Mortgage Securitization, Ltd., Floating Rate Note, 4/25/32          46,083
     24,895         5.30   AAA/Aa3       GMAC Commercial Mortgage Securities, Inc. Series 2004-C2 Trust,
                                         Floating Rate Note, 8/10/38                                                24,935
     35,000                A-/Ba1        GS Mortgage Securities Corp II Series 2005-GG4 REMICS,
                                         4.782%, 7/10/39                                                            35,903
     25,000                AA-/NR        GS Mortgage Securities Corp. II, 3.682%, 2/10/46 (144A)                    25,098
     50,000                AAA/NR        GS Mortgage Securities Trust 2013-GCJ12, 3.135%, 6/10/46                   49,970
     20,182         0.79   BB/Ba3        Impac CMB Trust Series 2004-4, Floating Rate Note, 9/25/34                 19,234
     55,754         0.89   BBB+/A3       Impac CMB Trust Series 2004-7, Floating Rate Note, 11/25/34                53,659
     26,608         0.35   BB+/Baa2      Impac Secured Assets Trust 2006-5, Floating Rate Note, 12/25/36            24,738
     26,180         3.50   AAA/Aaa       JP Morgan Chase Commercial Mortgage Securities Trust 2013-A5,
                                         Floating Rate Note, 7/25/20                                                27,435
     15,183         5.06   BBB+/NR       JP Morgan Mortgage Trust 2005-A3, Floating Rate Note, 6/25/35              15,207
     19,619         3.50   AAA/NR        JP Morgan Mortgage Trust 2013-2, Floating Rate Note,
                                         5/25/43 (144A)                                                             19,728
     20,585         3.72   AAA/NR        JP Morgan Mortgage Trust 2013-2, Floating Rate Note,
                                         5/25/43 (144A)                                                             19,901
     98,940         3.50   AAA/NR        JP Morgan Mortgage Trust 2014-1 REMICS, Floating Rate Note,
                                         1/25/44 (144A)                                                             98,096
     43,190                AAA/Aaa       LB-UBS Commercial Mortgage Trust 2005-C3, 4.739%, 7/15/30                  44,166
      7,530         1.10   A+/Aa1        Lehman Brothers Small Balance Commercial Mortgage
                                         Trust 2007-3 Class 1A4, Floating Rate Note, 10/25/37 (144A)                 7,478
     12,200                BB+/NR        MASTR Alternative Loan Trust 2004-10, 5.5%, 10/25/19                       12,500
     35,547                B-/NR         MASTR Alternative Loan Trust 2004-6, 6.0%, 7/25/34                         36,168
     19,563         6.62   A-/NR         MASTR Seasoned Securitization Trust 2005-1, Floating Rate
                                         Note, 9/25/32                                                              20,451

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

  Principal   Floating     S&P/Moody's
  Amount ($)  Rate (b)     Ratings                                                                                   Value
                                         Thrifts & Mortgage Finance - (continued)
     97,031         3.25   AAA/NR        NRP Mortgage Trust 2013-1, Floating Rate Note, 7/25/43 (144A)         $    93,968
     12,509                NR/A2         PHH Mortgage Capital LLC, 6.6%, 12/25/27 (Step) (144A)                     12,692
      4,424                A+/Aa3        RALI Series 2003-QS1 Trust, 5.0%, 1/25/33                                   4,464
     20,194         0.72   B+/Ba1        RALI Series 2003-QS11 Trust, Floating Rate Note, 6/25/33                   19,166
     68,251         0.60   BB/NR         RALI Series 2003-QS22 Trust, Floating Rate Note, 12/26/33                  63,403
     91,367                NR/Ba3        RALI Series 2004-QS3 Trust, 5.0%, 3/25/19                                  94,480
     10,177         0.65   BB+/NR        RALI Series 2004-QS4 Trust, Floating Rate Note, 3/25/34                     9,933
      9,987         0.75   BB+/Ba3       RALI Series 2004-QS5 Trust, Floating Rate Note, 4/25/34                     9,821
     22,955         1.55   B-/Ba3        RESI Finance LP, Floating Rate Note, 9/10/35 (144A)                        19,944
     23,063                NR/B3         RFMSI Series 2005-S5 Trust, 5.25%, 7/25/35                                 23,813
     95,669         3.00   AAA/NR        Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                 91,390
    101,762         2.50   NR/Aaa        Sequoia Mortgage Trust, Floating Rate Note, 12/25/42                       95,144
     15,407         2.52   BBB-/B3       Structured Adjustable Rate Mortgage Loan Trust, Floating Rate
                                         Note, 1/25/35                                                              15,317
     18,264         2.51   AA+/Baa3      Structured Adjustable Rate Mortgage Loan Trust, Floating Rate
                                         Note, 2/25/34                                                              18,508
     26,685         0.90   A+/Ba1        Structured Asset Mortgage Investments Trust 2003-AR2, Floating
                                         Rate Note, 12/19/33                                                        25,565
     24,104         2.69   A+/Baa3       Structured Asset Securities Corp. Mortgage Certificates
                                         Series 2003-31A, Floating Rate Note, 10/25/33                              24,126
     14,917         2.49   AA+/Baa3      Structured Asset Securities Corp. Mortgage Pass-Through
                                         Certificates Series 2003-22A, Floating Rate Note, 6/25/33                  15,089
     19,052         2.17   NR/Baa2       Thornburg Mortgage Securities Trust 2003-3, Floating Rate
                                         Note, 6/25/43                                                              19,068
     17,757         1.77   AAA/Baa3      Thornburg Mortgage Securities Trust Class II4A, Floating Rate
                                         Note, 3/25/44                                                              17,647
      7,924         0.58   BBB+/Ba1      WaMu Mortgage Pass-Through Certificates Series 2004-AR12
                                         Trust, Floating Rate Note, 10/25/44                                         7,664
      9,915         2.41   BBB/NR        WaMu Mortgage Pass-Through Certificates Series 2005-AR3
                                         Trust, Floating Rate Note, 3/25/35                                          9,949
     27,120         2.40   BBB+/NR       WaMu Mortgage Pass-Through Certificates, Floating Rate
                                         Note, 1/25/35                                                              27,240
     10,000         4.69   NR/A3         Wells Fargo Commercial Mortgage Trust 2012-LC5, Floating
                                         Rate Note, 10/15/45                                                        10,591
     33,411         2.61   A+/NR         Wells Fargo Mortgage Backed Securities 2005-AR10 Trust,
                                         Floating Rate Note, 6/25/35                                                33,404
                                                                                                               -----------
                                                                                                               $ 2,288,404
                                                                                                               -----------
                                         Total Banks                                                           $ 2,288,404
                                                                                                               -----------
                                         Diversified Financials - 0.9%
                                         Other Diversified Financial Services - 0.9%
    100,000         1.65   AA-/Aa3       Hilton USA Trust 2013-HLF, Floating Rate Note, 11/5/30 (144A)         $   100,252
     24,657         2.55   NR/NR         Jefferies Resecuritization Trust 2009-R2, Floating Rate Note,
                                         5/26/37 (144A)                                                             24,594
     94,172         2.50   NR/NR         JP Morgan Mortgage Trust 2013-1, Floating Rate Note,
                                         3/25/43 (144A)                                                             93,184
    100,000                BBB-/NR       Morgan Stanley Capital I Trust 2007-HQ13, 5.569%, 12/15/44                108,899
     32,300         0.25   AA+/Aaa       Morgan Stanley Capital I, Inc., Floating Rate Note, 10/15/20 (144A)        32,263
                                                                                                               -----------
                                                                                                               $   359,192
                                                                                                               -----------
                                         Total Diversified Financials                                          $   359,192
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal   Floating     S&P/Moody's
  Amount ($)  Rate (b)     Ratings                                                                                   Value
                                         Government - 1.3%
      6,545                AA+/Aaa       Federal Home Loan Mortgage Corp. REMICS, 5.0%, 6/15/34                $     6,608
    100,000                AA+/Baa2      Federal Home Loan Mortgage Corp., 4.304%, 9/25/44 (144A)                  104,642
     22,168                AA+/Aaa       Federal National Mortgage Association REMICS, 4.5%, 6/25/29                24,035
      3,404                AA+/Aaa       Federal National Mortgage Association REMICS, 5.0%, 9/25/39                 3,565
     30,000                AA+/A3        FREMF Mortgage Trust 2011-K12, 4.495%, 1/25/46 (144A)                      32,066
     25,000                AA+/A3        FREMF Mortgage Trust 2011-K703, 5.051%, 7/25/44 (144A)                     27,258
     25,000         3.61   NR/A2         FREMF Mortgage Trust Class B, Floating Rate Note, 11/25/46 (144A)          25,904
     22,000         3.95   AA+/Aaa       FREMF Mortgage Trust Class B, Floating Rate Note, 6/25/47 (144A)           23,062
     50,000         4.44   A-/Aaa        FREMF Mortgage Trust Class B, Floating Rate Note, 7/25/48 (144A)           53,267
     50,000         4.44   BBB/Aaa       FREMF Mortgage Trust Class C, Floating Rate Note, 7/25/48 (144A)           52,682
     44,768                AA+/Aaa       Government National Mortgage Association, 3.0%, 4/20/41                    46,527
    100,000                AA+/Aaa       Government National Mortgage Association, 4.5%, 9/20/39                   107,445
                                                                                                               -----------
                                                                                                               $   507,061
                                                                                                               -----------
                                         Total Government                                                      $   507,061
                                                                                                               -----------
                                         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                         (Cost $3,107,460)                                                     $ 3,154,657
                                                                                                               -----------
                                         CORPORATE BONDS - 34.4%
                                         Energy - 7.2%
                                         Oil & Gas Drilling - 1.1%
    140,000                BB/Ba3        Atwood Oceanics, Inc., 6.5%, 2/1/20                                   $   149,275
     50,000                B-/B3         Offshore Group Investment, Ltd., 7.5%, 11/1/19                             52,875
    100,000                BBB+/Baa1     Pride International, Inc., 6.875%, 8/15/20                                121,514
    100,000                BBB-/Baa3     Rowan Companies, Inc., 4.75%, 1/15/24                                     105,803
                                                                                                               -----------
                                                                                                               $   429,467
                                                                                                               -----------
                                         Oil & Gas Equipment & Services - 0.3%
    100,000                B/B1          Expro Finance Luxembourg SCA, 8.5%, 12/15/16 (144A)                   $   104,500
                                                                                                               -----------
                                         Integrated Oil & Gas - 0.5%
    100,000                B/B3          Energy XXI Gulf Coast, Inc., 7.5%, 12/15/21                           $   107,000
     75,000                BBB-/Baa1     Petrobras Global Finance BV, 3.0%, 1/15/19                                 73,624
                                                                                                               -----------
                                                                                                               $   180,624
                                                                                                               -----------
                                         Oil & Gas Exploration & Production - 3.4%
    175,000                B+/NR         Line, Ltd., Floating Rate Note, 11/1/19                               $   183,312
     60,000                B-/B3         BreitBurn Energy Partners LP, 7.875%, 4/15/22                              64,950
     75,000                B-/B3         Carrizo Oil & Gas, Inc., 8.625%, 10/15/18                                  79,031
     95,000                BB/B1         Denbury Resources, Inc., 4.625%, 7/15/23                                   92,170
     50,000                B/B2          EP Energy LLC, 9.375%, 5/1/20                                              57,250
    200,000                BBB-/Baa1     Gazprom OAO Via Gaz Capital SA, 4.95%, 7/19/22 (144A)                     198,960
     75,000                B-/B3         Gulfport Energy Corp., 7.75%, 11/1/20                                      81,188
     50,000                B-/Caa1       Lightstream Resources, Ltd., 8.625%, 2/1/20 (144A)                         52,500
     75,000                BBB-/Ba1      Newfield Exploration Co., 5.625%, 7/1/24                                   82,312
     95,000                B-/Caa1       Northern Oil and Gas, Inc., 8.0%, 6/1/20                                  101,412
     30,000                B+/B1         Rosetta Resources, Inc., 5.625%, 5/1/21                                    30,862
    100,000                BBB-/Baa1     Rosneft Finance SA, 7.25%, 2/2/20 (144A)                                  114,000
     35,000                CCC+/B3       Samson Investment Co., 10.5%, 2/15/20 (144A)                               36,881
     25,000                B-/B2         SandRidge Energy, Inc., 8.125%, 10/15/22                                   27,531
     65,000                B-/B3         Stone Energy Corp., 7.5%, 11/15/22                                         71,662

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

  Principal   Floating     S&P/Moody's
  Amount ($)  Rate (b)     Ratings                                                                                   Value
                                         Oil & Gas Exploration & Production - (continued)
     25,000                B/B3          Swift Energy Co., 7.875%, 3/1/22                                           26,125
     50,000                B/B3          Vanguard Natural Resources LLC, 7.875%, 4/1/20                             54,125
     25,000                B-/B3         W&T Offshore, Inc., 8.5%, 6/15/19                                          27,000
                                                                                                               -----------
                                                                                                               $ 1,381,271
                                                                                                               -----------
                                         Oil & Gas Refining & Marketing - 0.1%
     45,000                BB+/Ba2       Tesoro Corp., 5.375%, 10/1/22                                         $    47,025
                                                                                                               -----------
                                         Oil & Gas Storage & Transportation - 1.7%
     35,000                BBB-/Baa3     Buckeye Partners LP, 6.05%, 1/15/18                                   $    39,548
     50,000                BB/B1         Crestwood Midstream Partners LP, 6.0%, 12/15/20                            52,500
     73,000                BBB-/Baa2     DCP Midstream LLC, 9.75%, 3/15/19 (144A)                                   94,124
     75,000      5.85      BB/Baa3       DCP Midstream LLC, Floating Rate Note, 5/21/43 (144A)                      71,250
     40,000      3.24      BB/Ba1        Energy Transfer Partners LP, Floating Rate Note, 11/1/66                   36,760
     56,000      8.38      BBB-/Baa2     Enterprise Products Operating LLC, Floating Rate Note, 8/1/66              63,034
     80,000                BB/Ba3        Gibson Energy, Inc., 6.75%, 7/15/21 (144A)                                 86,600
     83,000                BBB/Baa2      Plains All American Pipeline LP, 6.125%, 1/15/17                           93,014
     99,000                A/A3          Questar Pipeline Co., 5.83%, 2/1/18                                       111,895
     35,000                BBB-/Baa2     Spectra Energy Capital LLC, 6.75%, 7/15/18                                 40,170
                                                                                                               -----------
                                                                                                               $   688,895
                                                                                                               -----------
                                         Coal & Consumable Fuels - 0.1%
     50,000                BB-/B1        Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (144A)                       $    48,500
                                                                                                               -----------
                                         Total Energy                                                          $ 2,880,282
                                                                                                               -----------
                                         Materials - 2.0%
                                         Commodity Chemicals - 0.3%
    100,000                BB/Ba3        Axiall Corp., 4.875%, 5/15/23                                         $    99,500
                                                                                                               -----------
                                         Specialty Chemicals - 0.1%
     50,000                B/B1          Rentech Nitrogen Partners LP, 6.5%, 4/15/21 (144A)                    $    50,500
                                                                                                               -----------
                                         Metal & Glass Containers - 0.1%
     50,000                B-/B3         AEP Industries, Inc., 8.25%, 4/15/19                                  $    52,750
                                                                                                               -----------
                                         Diversified Metals & Mining - 0.3%
     50,000                BB+/Baa3      AngloGold Ashanti Holdings Plc, 5.375%, 4/15/20                       $    50,778
     50,000                BBB/Baa3      Freeport-McMoRan, Inc., 3.875%, 3/15/23                                    49,848
     20,000                BB+/Baa3      Volcan Cia Minera SAA, 5.375%, 2/2/22 (144A)                               20,000
                                                                                                               -----------
                                                                                                               $   120,626
                                                                                                               -----------
                                         Gold - 0.1%
     25,000                BB-/B1        IAMGOLD Corp., 6.75%, 10/1/20 (144A)                                  $    23,125
                                                                                                               -----------
                                         Precious Metals & Minerals - 0.5%
    200,000                BBB/Baa2      Fresnillo Plc, 5.5%, 11/13/23 (144A)                                  $   209,000
                                                                                                               -----------
                                         Steel - 0.5%
     75,000                CCC+/B3       Essar Steel Algoma, Inc., 9.375%, 3/15/15 (144A)                      $    74,812
     25,000                BBB/Baa2      Glencore Funding LLC, 4.125%, 5/30/23 (144A)                               25,109
    100,000                NR/Caa2       Metinvest BV, 8.75%, 2/14/18 (144A)                                        87,000
                                                                                                               -----------
                                                                                                               $   186,921
                                                                                                               -----------
                                         Paper Products - 0.1%
     55,000                BB-/Ba3       Resolute Forest Products, Inc., 5.875%, 5/15/23                       $    54,175
                                                                                                               -----------
                                         Total Materials                                                       $   796,597
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal   Floating     S&P/Moody's
  Amount ($)  Rate (b)     Ratings                                                                                   Value
                                         Capital Goods - 2.1%
                                         Building Products - 0.4%
     25,000                BBB-/Ba3      Masco Corp., 5.95%, 3/15/22                                           $    27,625
     85,000                BBB-/Ba3      Masco Corp., 7.125%, 3/15/20                                              100,021
     50,000         5.75   BBB+/Baa2     Stanley Black & Decker, Inc., Floating Rate Note, 12/15/53                 54,000
                                                                                                               -----------
                                                                                                               $   181,646
                                                                                                               -----------
                                         Construction & Engineering - 0.3%
    100,000                BB-/Ba3       Dycom Investments, Inc., 7.125%, 1/15/21                              $   107,500
                                                                                                               -----------
                                         Construction & Farm Machinery & Heavy Trucks - 0.4%
     75,000                A/A3          Cummins, Inc., 5.65%, 3/1/98                                          $    84,925
     22,000                A/A3          Cummins, Inc., 6.75%, 2/15/27                                              27,484
     35,000                CCC-/B3       Navistar International Corp., 8.25%, 11/1/21                               36,531
                                                                                                               -----------
                                                                                                               $   148,940
                                                                                                               -----------
                                         Industrial Machinery - 0.2%
     50,000                CCC+/Caa2     Boart Longyear Management Pty, Ltd., 7.0%, 4/1/21 (144A)              $    37,500
     49,000                B/Caa1        Mueller Water Products, Inc., 7.375%, 6/1/17                               49,796
                                                                                                               -----------
                                                                                                               $    87,296
                                                                                                               -----------
                                         Trading Companies & Distributors - 0.8%
    125,000                BB+/Ba3       Aircastle, Ltd., 6.25%, 12/1/19                                       $   136,875
    100,000                BB+/NR        Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)                        112,492
     75,000                B+/B1         WESCO Distribution, Inc., 5.375%, 12/15/21 (144A)                          76,688
                                                                                                               -----------
                                                                                                               $   326,055
                                                                                                               -----------
                                         Total Capital Goods                                                   $   851,437
                                                                                                               -----------
                                         Commercial Services & Supplies - 0.3%
                                         Commercial Printing - 0.2%
     65,000                B/B3          Cenveo Corp., 6.0%, 8/1/19 (144A)                                     $    65,000
                                                                                                               -----------
                                         Research & Consulting Services - 0.1%
     50,000                BB-/Ba2       FTI Consulting, Inc., 6.0%, 11/15/22                                  $    51,438
                                                                                                               -----------
                                         Total Commercial Services & Supplies                                  $   116,438
                                                                                                               -----------
                                         Transportation - 0.5%
                                         Airlines - 0.5%
     97,164                A-/Baa2       Continental Airlines 2012-2 Class A Pass Through Trust,
                                         4.0%, 10/29/24                                                        $    99,107
     25,379                A/Baa1        Delta Air Lines 2010-2 Class A Pass Through Trust,
                                         4.95%, 5/23/19                                                             27,663
     75,000                B-/NR         Gol Finance SA, 9.25%, 7/20/20 (144A)                                      77,812
                                                                                                               -----------
                                                                                                               $   204,582
                                                                                                               -----------
                                         Total Transportation                                                  $   204,582
                                                                                                               -----------
                                         Automobiles & Components - 0.3%
                                         Auto Parts & Equipment - 0.3%
     70,000                BB+/B2        Dana Holding Corp., 6.0%, 9/15/23                                     $    74,200
     45,000                B+/B2         Stackpole International Intermediate, 7.75%, 10/15/21 (144A)               47,025
                                                                                                               -----------
                                                                                                               $   121,225
                                                                                                               -----------
                                         Total Automobiles & Components                                        $   121,225
                                                                                                               -----------
                                         Consumer Durables & Apparel - 0.7%
                                         Home Furnishings - 0.0%+
     25,000                BBB/Baa3      Mohawk Industries, Inc., 3.85%, 2/1/23                                $    24,906
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

  Principal   Floating     S&P/Moody's
  Amount ($)  Rate (b)     Ratings                                                                                   Value
                                         Homebuilding - 0.7%
     100,000               BB-/B2        Brookfield Residential Properties, Inc., 6.5%, 12/15/20 (144A)        $   105,750
     105,000               NR/NR         Desarrolladora Homex SAB de CV, 12/11/19 (144A) (c) (e)                    15,750
      40,000               BB/Ba1        DR Horton, Inc., 5.75%, 8/15/23                                            43,000
     100,000               BB-/Ba3       Lennar Corp., 4.5%, 6/15/19                                               102,375
                                                                                                               -----------
                                                                                                               $   266,875
                                                                                                               -----------
                                         Total Consumer Durables & Apparel                                     $   291,781
                                                                                                               -----------
                                         Consumer Services - 0.9%
                                         Casinos & Gaming - 0.6%
EURO 108,000        8.25   BB+/Ba2       GTECH S.p.A., Floating Rate Note, 3/31/66 (144A)                      $   159,277
      15,869               NR/NR         Mashantucket Western Pequot Tribe, 6.5%, 7/1/36 (PIK)                       2,222
      30,000               BBB-/NR       Wynn Las Vegas LLC, 4.25%, 5/30/23 (144A)                                  29,025
      65,000               BBB-/NR       Wynn Las Vegas LLC, 5.375%, 3/15/22                                        67,681
                                                                                                               -----------
                                                                                                               $   258,205
                                                                                                               -----------
                                         Education Services - 0.3%
      25,000               NR/Aa2        Bowdoin College, 4.693%, 7/1/12                                       $    23,478
      50,000               AAA/Aaa       President and Fellows of Harvard College, 2.3%, 10/1/23                    46,970
      25,000               AA-/Aa2       Tufts University, 5.017%, 4/15/12                                          25,386
      25,000               AAA/Aaa       William Marsh Rice University, 4.626%, 5/15/63                             24,602
                                                                                                               -----------
                                                                                                               $   120,436
                                                                                                               -----------
                                         Total Consumer Services                                               $   378,641
                                                                                                               -----------
                                         Media - 0.4%
                                         Broadcasting - 0.4%
      95,000               BB-/B1        CCO Holdings LLC, 6.625%, 1/31/22                                     $   102,125
      40,000               B+/B2         Univision Communications, Inc., 5.125%, 5/15/23 (144A)                     42,350
                                                                                                               -----------
                                                                                                               $   144,475
                                                                                                               -----------
                                         Total Media                                                           $   144,475
                                                                                                               -----------
                                         Retailing - 0.4%
                                         Internet Retail - 0.4%
     125,000               BBB-/Ba1      Expedia, Inc., 5.95%, 8/15/20                                         $   141,432
                                                                                                               -----------
                                         Total Retailing                                                       $   141,432
                                                                                                               -----------
                                         Food & Staples Retailing - 0.3%
                                         Drug Retail - 0.3%
      36,589               BBB+/Baa1     CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                        $    40,957
      79,157               BBB+/Baa1     CVS Pass-Through Trust, 6.036%, 12/10/28                                   91,122
                                                                                                               -----------
                                                                                                               $   132,079
                                                                                                               -----------
                                         Total Food & Staples Retailing                                        $   132,079
                                                                                                               -----------
                                         Food, Beverage & Tobacco - 1.9%
                                         Soft Drinks - 0.3%
     120,000               BB/Ba2        Central American Bottling Corp., 6.75%, 2/9/22 (144A)                 $   128,100
                                                                                                               -----------
                                         Agricultural Products - 0.4%
     150,000               BBB/Baa2      Viterra, Inc., 5.95%, 8/1/20 (144A)                                   $   171,204
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

        Principal       Floating      S&P/Moody's
        Amount ($)      Rate (b)      Ratings                                                                        Value
                                                   Packaged Foods & Meats - 1.0%
           50,000                     B/B2         Agrokor dd, 8.875%, 2/1/20 (144A)                           $    56,125
          100,000                     BB/Ba3       JBS Finance II, Ltd., 8.25%, 1/29/18 (144A)                     106,000
          150,000                     B/B2         Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                     161,250
           50,000                     B/B2         Post Holdings, Inc., 7.375%, 2/15/22                             54,062
                                                                                                               -----------
                                                                                                               $   377,437
                                                                                                               -----------
                                                   Tobacco - 0.2%
           55,000                     B-/Caa1      Alliance One International, Inc., 9.875%, 7/15/21           $    56,100
           25,000                     BBB-/Baa2    Lorillard Tobacco Co., 3.75%, 5/20/23                            24,690
                                                                                                               -----------
                                                                                                               $    80,790
                                                                                                               -----------
                                                   Total Food, Beverage & Tobacco                              $   757,531
                                                                                                               -----------
                                                   Health Care Equipment & Services - 0.2%
                                                   Health Care Facilities - 0.2%
           25,000                     B-/B3        Kindred Healthcare, Inc., 6.375%, 4/15/22 (144A)            $    25,125
           50,000                     A-/A3        NYU Hospitals Center, 4.428%, 7/1/42                             46,934
                                                                                                               -----------
                                                                                                               $    72,059
                                                                                                               -----------
                                                   Total Health Care Equipment & Services                      $    72,059
                                                                                                               -----------
                                                   Pharmaceuticals, Biotechnology & Life
                                                   Sciences - 0.1%
                                                   Pharmaceuticals - 0.1%
           25,000                     B+/B1        Endo Finance LLC, 5.75%, 1/15/22 (144A)                     $    25,500
                                                                                                               -----------
                                                   Total Pharmaceuticals, Biotechnology & Life Sciences        $    25,500
                                                                                                               -----------
                                                   Banks - 2.9%
                                                   Diversified Banks - 2.2%
          100,000           7.38      BBB-/NR      Banco Continental SA via Continental Trustees Cayman, Ltd.,
                                                   Floating Rate Note, 10/7/40 (144A)                          $   109,599
           65,000           6.88      BBB/Baa3     Banco de Credito del Peru Panama, Floating Rate Note,
                                                   9/16/26 (144A)                                                   72,638
           75,000                     BBB+/NR      BBVA Banco Continental SA, 5.0%, 8/26/22 (144A)                  79,500
          150,000                     NR/A2        BBVA Bancomer SA Texas, 4.375%, 4/10/24 (144A)                  152,812
IDR   120,000,000                     NR/Aaa       Inter-American Development Bank, 7.25%, 7/17/17                  10,082
          100,000                     BBB/Baa2     Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                    118,275
          200,000                     A/Baa1       Nordea Bank AB, 4.25%, 9/21/22 (144A)                           207,206
           60,000           4.50      NR/Baa3      Scotiabank Peru SA, Floating Rate Note, 12/13/27 (144A)          57,450
           55,000           5.90      BBB+/Baa3    Wells Fargo & Co., Floating Rate Note, 12/29/49                  58,341
                                                                                                               -----------
                                                                                                               $   865,903
                                                                                                               -----------
                                                   Regional Banks - 0.6%
           50,000                     BBB/Baa1     SunTrust Banks, Inc., 3.5%, 1/20/17                         $    52,939
           81,000           4.45      BBB/Baa3     The PNC Financial Services Group, Inc., Floating Rate
                                                   Note (Perpetual)                                                 81,000
          100,000           6.75      BBB/Baa3     The PNC Financial Services Group, Inc., Floating Rate
                                                   Note (Perpetual)                                                111,500
                                                                                                               -----------
                                                                                                               $   245,439
                                                                                                               -----------
                                                   Thrifts & Mortgage Finance - 0.1%
           50,000                     BBB-/Baa2    Astoria Financial Corp., 5.0%, 6/19/17                      $    54,319
                                                                                                               -----------
                                                   Total Banks                                                 $ 1,165,661
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

    Principal   Floating   S&P/Moody's
    Amount ($)  Rate (b)   Ratings                                                                                   Value

                                         Diversified Financials - 4.5%
                                         Other Diversified Financial Services - 2.0%
       90,000              BBB+/Baa2     Alterra Finance LLC, 6.25%, 9/30/20                                   $   103,716
      135,000              A-/NR         Carlyle Holdings II Finance LLC, 5.625%, 3/30/43 (144A)                   149,332
       67,000       5.95   BB+/Ba3       Citigroup, Inc., Floating Rate Note (Perpetual)                            67,670
       25,000              BBB+/Baa1     Hyundai Capital Services, Inc., 4.375%, 7/27/16 (144A)                     26,578
NZD   100,000              A/A3          JPMorgan Chase & Co., 4.25%, 11/2/18                                       83,967
      225,000       5.15   BBB/Ba1       JPMorgan Chase & Co., Floating Rate Note (Perpetual)                      215,719
      100,000              A/NR          KKR Group Finance Co. II LLC, 5.5%, 2/1/43 (144A)                         106,246
       50,000       5.65   BB/Ba1        Voya Financial, Inc., Floating Rate Note, 5/15/53                          50,875
                                                                                                               -----------
                                                                                                               $   804,103
                                                                                                               -----------
                                         Specialized Finance - 0.3%
       71,000              BBB-/NR       Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                         $    78,775
       20,000              BBB+/NR       Corp Financiera de Desarrollo SA, 4.75%, 2/8/22 (144A)                     20,850
                                                                                                               -----------
                                                                                                               $    99,625
                                                                                                               -----------
                                         Consumer Finance - 0.5%
INR 5,700,000              NR/Aaa        International Finance Corp., 8.25%, 6/10/21                           $    99,890
      106,000       4.00   BB/Ba3        Navient Corp., Floating Rate Note, 7/25/14                                106,001
                                                                                                               -----------
                                                                                                               $   205,891
                                                                                                               -----------
                                         Asset Management & Custody Banks - 0.5%
      125,000              A+/NR         Blackstone Holdings Finance Co. LLC, 6.25%, 8/15/42 (144A)            $   151,044
       35,000              BBB/Baa1      Legg Mason, Inc., 5.625%, 1/15/44                                          38,044
       25,000       4.50   BBB/Baa2      The Bank of New York Mellon Corp., Floating Rate Note (Perpetual)          23,250
                                                                                                               -----------
                                                                                                               $   212,338
                                                                                                               -----------
                                         Investment Banking & Brokerage - 1.2%
      150,000              BBB+/Baa3     Bank of America Corp., 6.11%, 1/29/37                                 $   173,046
       75,000              BBB/A3        Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                                84,963
       85,000              BBB+/Baa3     Morgan Stanley, 4.1%, 5/22/23                                              86,225
       60,000              A-/Baa2       Morgan Stanley, 5.5%, 1/26/20                                              68,674
       75,000              BBB/Baa2      Raymond James Financial, Inc., 4.25%, 4/15/16                              79,215
                                                                                                               -----------
                                                                                                               $   492,123
                                                                                                               -----------
                                         Total Diversified Financials                                          $ 1,814,080
                                                                                                               -----------
                                         Insurance - 3.2%
                                         Insurance Brokers - 0.2%
       85,000              BBB/Baa3      Ironshore Holdings US, Inc., 8.5%, 5/15/20 (144A)                     $   101,027
                                                                                                               -----------
                                         Life & Health Insurance - 1.4%
       55,000              BBB+/NR       Delphi Financial Group, Inc., 7.875%, 1/31/20                         $    66,754
       50,000              BBB/Baa2      MetLife, Inc., 10.75%, 8/1/69                                              79,438
      110,000              A-/Baa2       Protective Life Corp., 7.375%, 10/15/19                                   136,104
       50,000       5.62   BBB+/Baa2     Prudential Financial, Inc., Floating Rate Note, 6/15/43                    53,484
       50,000       8.88   BBB+/Baa2     Prudential Financial, Inc., Floating Rate Note, 6/15/68                    61,315
       50,000       5.88   BBB+/Baa2     Prudential Financial, Inc., Floating Rate Note, 9/15/42                    54,312
      100,000              BBB/Baa2      Unum Group, 5.75%, 8/15/42                                                116,462
                                                                                                               -----------
                                                                                                               $   567,869
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal   Floating     S&P/Moody's
  Amount ($)  Rate (b)     Ratings                                                                                   Value
                                         Multi-line Insurance - 0.3%
     85,000                BBB/A3        AXA SA, 8.6%, 12/15/30                                                $   114,219
                                                                                                               -----------
                                         Property & Casualty Insurance - 0.6%
     75,000                BBB-/Baa3     Fidelity National Financial, Inc., 5.5%, 9/1/22                       $    81,857
     50,000                BBB-/Baa2     OneBeacon US Holdings, Inc., 4.6%, 11/9/22                                 51,622
     25,000                BBB-/Baa3     The Hanover Insurance Group, Inc., 7.5%, 3/1/20                            29,869
     59,000                BBB-/Baa3     The Hanover Insurance Group, Inc., 7.625%, 10/15/25                        72,191
                                                                                                               -----------
                                                                                                               $   235,539
                                                                                                               -----------
                                         Reinsurance - 0.7%
     60,000                BBB/NR        Montpelier Re Holdings, Ltd., 4.7%, 10/15/22                          $    62,009
     61,000                BBB/NR        Platinum Underwriters Finance, Inc., 7.5%, 6/1/17                          70,026
    105,000         7.51   BB+/Ba2       Sirius International Group, Ltd., Floating Rate Note (Perpetual) (144A)   110,250
     30,000         5.88   NR/NR         Wilton Re Finance LLC, Floating Rate Note, 3/30/33 (144A)                  31,275
                                                                                                               -----------
                                                                                                               $   273,560
                                                                                                               -----------
                                         Total Insurance                                                       $ 1,292,214
                                                                                                               -----------
                                         Real Estate - 1.3%
                                         Diversified REIT - 0.2%
     35,000                BBB-/Baa2     DCT Industrial Operating Partnership LP, 4.5%, 10/15/23               $    36,058
     20,000                BBB/Baa2      Digital Realty Trust LP, 5.875%, 2/1/20                                    22,228
     40,000                BBB-/Baa2     WP Carey, Inc., 4.6%, 4/1/24                                               41,571
                                                                                                               -----------
                                                                                                               $    99,857
                                                                                                               -----------
                                         Office REIT - 0.7%
     20,000                BBB-/Baa2     Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                   $    21,147
     20,000                BBB/Baa3      BioMed Realty LP, 4.25%, 7/15/22                                           20,621
     35,000                BBB-/Baa3     Corporate Office Properties LP, 3.6%, 5/15/23                              33,467
     95,000                BB/Ba1        DuPont Fabros Technology LP, 5.875%, 9/15/21                               99,275
     50,000                BBB/Baa2      Highwoods Realty LP, 3.625%, 1/15/23                                       49,381
     60,000                BBB/Baa2      Piedmont Operating Partnership LP, 3.4%, 6/1/23                            57,036
                                                                                                               -----------
                                                                                                               $   280,927
                                                                                                               -----------
                                         Specialized REIT - 0.4%
     15,000                BBB-/Baa3     CubeSmart LP, 4.8%, 7/15/22                                           $    16,143
     25,000                BBB/Baa2      Health Care Real Estate Investment Trust, Inc., 4.5%, 1/15/24              26,342
     40,000                BBB-/Baa2     Hospitality Properties Trust, 5.0%, 8/15/22                                42,317
     65,000                BBB-/Baa3     Senior Housing Properties Trust, 6.75%, 4/15/20                            75,094
                                                                                                               -----------
                                                                                                               $   159,896
                                                                                                               -----------
                                         Total Real Estate                                                     $   540,680
                                                                                                               -----------
                                         Software & Services - 0.2%
                                         Data Processing & Outsourced Services - 0.1%
     50,000                BB-/Ba2       Audatex North America, Inc., 6.0%, 6/15/21 (144A)                     $    53,375
                                                                                                               -----------
                                         Home Entertainment Software - 0.1%
     25,000                BB+/Ba2       Activision Blizzard, Inc., 5.625%, 9/15/21 (144A)                     $    26,938
                                                                                                               -----------
                                         Total Software & Services                                             $    80,313
                                                                                                               -----------
                                         Technology Hardware & Equipment - 0.8%
                                         Communications Equipment - 0.1%
     50,000                BB+/Ba3       Brocade Communications Systems, Inc., 4.625%, 1/15/23                 $    48,500
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

  Principal   Floating     S&P/Moody's
  Amount ($)  Rate (b)     Ratings                                                                                   Value
                                         Computer Storage & Peripherals - 0.3%
    100,000                BBB-/Ba1      Seagate HDD Cayman, 4.75%, 6/1/23 (144A)                              $   100,750
                                                                                                               -----------
                                         Electronic Equipment Manufacturers - 0.1%
     50,000                B+/B1         Viasystems, Inc., 7.875%, 5/1/19 (144A)                               $    52,875
                                                                                                               -----------
                                         Electronic Manufacturing Services - 0.3%
    100,000                BB+/Ba1       Flextronics International, Ltd., 5.0%, 2/15/23                        $   103,500
                                                                                                               -----------
                                         Total Technology Hardware & Equipment                                 $   305,625
                                                                                                               -----------
                                         Telecommunication Services - 2.7%
                                         Integrated Telecommunication Services - 1.9%
     50,000                BB/Ba2        CenturyLink, Inc., 6.45%, 6/15/21                                     $    54,250
     50,000                BB/Ba2        CenturyLink, Inc., 7.6%, 9/15/39                                           50,188
     81,000                B/B3          Cincinnati Bell, Inc., 8.375%, 10/15/20                                    88,796
    125,000                BB-/Ba2       Frontier Communications Corp., 8.5%, 4/15/20                              147,500
     60,000                NR/Ba3        GTP Acquisition Partners I LLC, 7.628%, 6/15/16 (144A)                     63,619
     40,000                NR/A2         GTP Towers Issuer LLC, 4.436%, 2/15/15 (144A)                              40,650
     75,000                BBB/Baa2      Telefonica Emisiones SAU, 6.221%, 7/3/17                                   84,873
     25,000                NR/NR         Unison Ground Lease Funding LLC, 2.981%, 3/15/20 (144A)                    25,207
     90,000                BBB+/Baa1     Verizon Communications, Inc., 6.55%, 9/15/43                              113,260
     80,000                B/B1          Windstream Corp., 6.375%, 8/1/23                                           81,100
     25,000                B/B1          Windstream Corp., 7.75%, 10/15/20                                          27,094
                                                                                                               -----------
                                                                                                               $   776,537
                                                                                                               -----------
                                         Wireless Telecommunication Services - 0.8%
     40,000                BB/Ba3        T-Mobile USA, Inc., 6.125%, 1/15/22                                   $    42,450
    200,000                BB/Ba3        VimpelCom Holdings BV, 7.5043%, 3/1/22 (144A)                             215,750
     50,000                NR/NR         WCP Wireless Site Funding, 6.829%, 11/15/15 (144A)                         52,099
                                                                                                               -----------
                                                                                                               $   310,299
                                                                                                               -----------
                                         Total Telecommunication Services                                      $ 1,086,836
                                                                                                               -----------
                                         Utilities - 1.5%
                                         Electric Utilities - 1.0%
    100,000                NR/Baa2       Dubai Electricity & Water Authority, 8.5%, 4/22/15 (144A)             $   106,000
    125,000                A+/Aa3        Electricite de France SA, 6.0%, 1/22/14 (144A)                            141,158
     50,000         6.25   BBB-/Baa1     Southern California Edison Co., Floating Rate Note (Perpetual)             54,250
     83,000                BBB+/A3       West Penn Power Co., 5.95%, 12/15/17 (144A)                                93,810
                                                                                                               -----------
                                                                                                               $   395,218
                                                                                                               -----------
                                         Multi-Utilities - 0.2%
     92,543                NR/NR         Ormat Funding Corp., 8.25%, 12/30/20                                  $    92,080
                                                                                                               -----------
                                         Independent Power Producers & Energy Traders - 0.3%
     82,920                BBB-/NR       Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                          $    91,974
      2,726                NR/NR         Juniper Generation LLC, 6.79%, 12/31/14 (144A)                              2,680
                                                                                                               -----------
                                                                                                               $    94,654
                                                                                                               -----------
                                         Total Utilities                                                       $   581,952
                                                                                                               -----------
                                         TOTAL CORPORATE BONDS
                                         (Cost $12,841,691)                                                    $13,781,420
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

        Principal   Floating  S&P/Moody's
        Amount ($)  Rate (b)  Ratings                                                                                Value
                                          U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 25.4%
          500,000             AAA/Aaa     Fannie Mae, 30YR Pool, 4.0%, TBA                                     $   530,625
        1,000,000             AAA/Aaa     Fannie Mae, 30YR Pool, 4.5%, TBA                                       1,082,969
        1,500,000             AAA/Aaa     Fannie Mae, 30YR Pool 5.0%, TBA                                        1,665,706
        1,000,000             AAA/Aaa     Fannie Mae Pool, 5.0%, 5/25/40                                         1,111,202
          934,917             AAA/Aaa     Fannie Mae, 3.5%, 12/1/42-5/1/44                                         963,942
          114,394             AAA/Aaa     Fannie Mae, 4.0%, 11/1/41-11/1/43                                        121,609
           92,538             NR/NR       Fannie Mae, 4.0%, 12/1/41-11/1/43                                         98,390
          297,506             AA+/Aaa     Fannie Mae, 4.5%, 3/1/35-12/1/43                                         322,882
          308,214             NR/NR       Fannie Mae, 6.0%, 3/1/32-6/1/40                                          342,519
              729             AAA/Aaa     Fannie Mae, 6.5%, 7/1/31-2/1/32                                              823
              176             AAA/Aaa     Fannie Mae, 7.0%, 9/1/29                                                     198
          106,395             AA+/Aaa     Federal Home Loan Mortgage Corp., 3.5%, 11/1/28-10/1/40                  111,266
          297,198             NR/NR       Federal Home Loan Mortgage Corp., 4.0%, 1/1/44-5/1/44                    315,275
           90,180             AA+/Aaa     Federal Home Loan Mortgage Corp., 5.0%, 5/1/34-11/1/39                   100,106
              481             AAA/Aaa     Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                              510
           89,603             NR/NR       Federal National Mortgage Association, 4.0%, 12/1/19                      95,222
          198,698             NR/NR       Government National Mortgage Association I, 4.0%,
                                          7/21/14-8/15/43                                                          212,693
         434,625              NR/NR       Government National Mortgage Association I, 4.5%,
                                          9/15/33-7/15/41                                                          474,627
           8,051              AA+/Aaa     Government National Mortgage Association I, 5.0%, 4/15/35                  8,992
          74,445              AA+/Aaa     Government National Mortgage Association I, 5.5%,
                                          1/15/34-11/15/35                                                          83,925
          49,335              AAA/Aaa     Government National Mortgage Association I, 6.0%,
                                          5/15/17-10/15/33                                                          55,785
            6,672             AAA/Aaa     Government National Mortgage Association I, 6.5%,
                                          3/15/29-11/15/32                                                           7,675
              179             AA+/Aaa     Government National Mortgage Association I, 7.0%, 3/15/31                    202
           35,873             AAA/Aaa     Government National Mortgage Association II, 4.5%, 9/20/41                39,244
            7,669             AA+/Aaa     Government National Mortgage Association II, 5.5%, 3/20/34                 8,630
           13,023             AAA/Aaa     Government National Mortgage Association II, 6.0%, 11/20/33               15,061
          150,000             AA+/Aaa     U.S. Treasury Bonds, 4.375%, 2/15/38                                     179,086
          500,000             AA+/Aaa     U.S. Treasury Bonds, 4.5%, 5/15/38                                       607,969
          500,000             AA+/Aaa     U.S. Treasury Bonds, 4.5%, 8/15/39                                       609,453
           25,000             AA+/Aaa     U.S. Treasury Bonds, 6.25%, 8/15/23                                       32,977
        1,000,000             AA+/Aaa     U.S. Treasury Notes, 2.0%, 2/15/22                                       984,453
                                                                                                               -----------
                                                                                                               $10,184,016
                                                                                                               -----------
                                          TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                          (Cost $9,955,825)                                                    $10,184,016
                                                                                                               -----------
                                          FOREIGN GOVERNMENT BONDS - 6.9%
GHS       100,000             NR/B2       Ghana Government Bond, 19.24%, 5/30/16                               $    27,586
GHS        50,000             NR/NR       Ghana Government Bond, 26.0%, 6/5/17                                      15,364
IDR   171,000,000             NR/Baa3     Indonesia Treasury Bond, 6.125%, 5/15/28                                  11,395
IDR   155,000,000             NR/Baa3     Indonesia Treasury Bond, 7.0%, 5/15/22                                    12,159
IDR   150,000,000             NR/Baa3     Indonesia Treasury Bond, 7.0%, 5/15/27                                    11,135
IDR   893,000,000             NR/Baa3     Indonesia Treasury Bond, 8.25%, 6/15/32                                   70,807
IDR   550,000,000             NR/Aaa      Inter-American Development Bank, 4.5%, 2/4/16                             44,654

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

        Principal   Floating  S&P/Moody's
        Amount ($)  Rate (b)  Ratings                                                                                Value
                                          FOREIGN GOVERNMENT BONDS - (continued)
BRL       250,000             AAA/Aaa     International Finance Corp., 5.0%, 12/21/15                          $   105,616
INR     5,670,000             NR/Aaa      International Finance Corp., 7.75%, 12/3/16                               95,328
EURO       80,000             A-/Baa1     Ireland Government Bond, 5.0%, 10/18/20                                  133,660
          200,000             B+/NR       Kenya Government International Bond, 5.875%, 6/24/19 (144A)              204,100
          200,000             NR/NR       Kenya Government International Bond, 6.875%, 6/24/24 (144A)              208,000
MXN       550,000             A/A3        Mexican Bonos, 6.5%, 6/9/22                                               44,999
MXN       520,000             A/A3        Mexican Bonos, 7.5%, 6/3/27                                               45,406
MXN     2,565,695             A/A3        Mexican Udibonos, 2.0%, 6/9/22                                           196,774
MXN     1,539,417             A/A3        Mexican Udibonos, 3.5%, 12/14/17                                         129,820
NGN    14,000,000             B+/Ba3      Nigeria Government Bond, 16.0%, 6/29/19                                  100,407
NOK       750,000             AAA/Aaa     Norway Government Bond, 2.0%, 5/24/23                                    118,804
NOK     1,200,000             AAA/Aaa     Norway Government Bond, 4.25%, 5/19/17                                   210,932
NOK     1,250,000             AAA/Aaa     Norway Government Bond, 4.5%, 5/22/19                                    229,916
NOK     1,700,000             AAA/Aaa     Norway Government Bond, 5.0%, 5/15/15                                    285,895
PLN       125,000             A/A2        Poland Government Bond, 5.5%, 4/25/15                                     42,183
           50,000             A-/A2       Poland Government International Bond, 4.0%, 1/22/24                       51,875
          100,000             CCC-/Caa2   Provincia de Buenos Aires Argentina, 10.875%, 1/26/21 (144A)              95,500
AUD        50,000             AA+/Aa1     Queensland Treasury Corp., 5.75%, 7/22/24                                 53,948
RON       440,000             BBB-/NR     Romania Government Bond, 5.85%, 4/26/23                                  152,160
RON       150,000             BB+/Baa3    Romania Government Bond, 5.95%, 6/11/21                                   52,542
TRY        50,000             NR/NR       Turkey Government Bond, 10.5%, 1/15/20                                    25,641
                                                                                                               -----------
                                                                                                               $ 2,776,606
                                                                                                               -----------
                                          TOTAL FOREIGN GOVERNMENT BONDS
                                          (Cost $2,873,805)                                                    $ 2,776,606
                                                                                                               -----------
                                          MUNICIPAL BONDS - 3.9%
                                          Municipal Development - 1.0%
           60,000       5.90  BBB/NR      Brazos Harbor Industrial Development Corp., Floating Rate
                                          Note, 5/1/38                                                         $    64,677
           65,000             BBB/Baa3    Louisiana Local Government Environmental Facilities &
                                          Community Development Authority, 6.75%, 11/1/32                           72,439
          100,000             AA/A2       New Jersey Economic Development Authority, 0.0%, 2/15/18 (e)              92,049
           70,000             BBB/Baa1    Parish of St. John the Baptist Louisiana, 5.125%, 6/1/37                  73,327
           60,000             BB-/B1      Port of Corpus Christi Authority of Nueces County, 6.7%, 11/1/30          60,089
           50,000             BBB/NR      Selma Industrial Development Board, 6.25%, 11/1/33                        56,663
                                                                                                               -----------
                                                                                                               $   419,244
                                                                                                               -----------
                                          Municipal Education - 0.0%+
           10,000             AA+/Aaa     Amherst College, 3.794%, 11/1/42                                     $     9,132
                                                                                                               -----------
                                          Municipal General - 1.1%
           90,000             AA/A2       JobsOhio Beverage System, 3.985%, 1/1/29                             $    90,730
           25,000             AA/A2       JobsOhio Beverage System, 4.532%, 1/1/35                                  25,872
           75,000             A/A2        New Jersey Transportation Trust Fund Authority, 5.5%, 6/15/41             83,214
           25,000             AAA/Aa1     New York City Transitional Finance Authority Future Tax
                                          Secured Revenue, 5.0%, 11/1/33                                            28,431
           40,000             AAA/Aa1     New York State Dormitory Authority, 5.0%, 12/15/30                        45,680
           66,000             AA-/Aa3     State of Wisconsin, 5.75%, 5/1/33                                         76,245
           25,000             BBB/A3      Texas Municipal Gas Acquisition & Supply Corp. III, 5.0%, 12/15/30        26,686
           50,000             BBB/A3      Texas Municipal Gas Acquisition & Supply Corp. III, 5.0%, 12/15/31        53,078
                                                                                                               -----------
                                                                                                               $   429,936
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal   Floating     S&P/Moody's
  Amount ($)  Rate (b)     Ratings                                                                                   Value
                                         Higher Municipal Education - 0.9%
     25,000                A+/NR         Baylor University, 4.313%, 3/1/42                                     $    24,254
     45,000                AAA/Aaa       California Educational Facilities Authority, 5.0%, 6/1/43                  57,214
     50,000                AAA/Aaa       Houston Higher Education Finance Corp., 5.0%, 5/15/40                      55,849
     30,000                AAA/Aaa       Massachusetts Development Finance Agency, 5.0%, 10/15/40                   34,230
     30,000                AAA/Aaa       Massachusetts Health & Educational Facilities Authority,
                                         6.0%, 7/1/36                                                               35,431
     25,000                AAA/Aaa       Massachusetts Institute of Technology, 5.6%, 7/1/11                        31,372
     25,000                AAA/Aaa       Permanent University Fund, 5.0%, 7/1/30                                    29,942
     40,000                A+/A1         The George Washington University, 1.827%, 9/15/17                          39,940
     50,000                AA/Aa2        University of California, 3.38%, 5/15/28                                   47,182
                                                                                                               -----------
                                                                                                               $   355,414
                                                                                                               -----------
                                         Municipal Medical - 0.3%
     50,000                AA/Aa2        Maryland Health & Higher Educational Facilities Authority,
                                         5.0%, 7/1/41                                                          $    55,380
     25,000                AA-/A1        Massachusetts Development Finance Agency, 5.375%, 4/1/41                   27,457
     50,000                A/NR          New Hampshire Health and Education Facilities Authority
                                         Act, 6.5%, 1/1/41                                                          56,062
                                                                                                               -----------
                                                                                                               $   138,899
                                                                                                               -----------
                                         Municipal Pollution - 0.4%
    135,000         5.95   BBB/NR        Port Freeport Texas, Floating Rate Note, 5/15/33                      $   147,951
                                                                                                               -----------
                                         Municipal School District - 0.1%
     20,000                AAA/Aaa       North East Independent School District Texas, 5.25%, 2/1/31           $    25,156
                                                                                                               -----------
                                         Municipal Transportation - 0.0%+
     15,000                AA-/Aa3       Port Authority of New York & New Jersey, 4.458%, 10/1/62              $    15,289
                                                                                                               -----------
                                         Municipal Obligation - 0.1%
     20,000                AA+/Aa1       State of Washington, 3.0%, 7/1/28                                     $    19,950
                                                                                                               -----------
                                         TOTAL MUNICIPAL BONDS
                                         (Cost $1,444,428)                                                     $ 1,560,971
                                                                                                               -----------
                                         SENIOR FLOATING RATE LOAN INTERESTS - 8.8%**
                                         Energy - 0.7%
                                         Oil & Gas Exploration & Production - 0.6%
    115,000         0.00   NR/NR         American Energy Partners, Inc., Bridge Loan, 6/17/15                  $   115,000
     30,000         8.38   B-/B2         Fieldwood Energy LLC, Closing Date Loan (Second Lien), 9/30/20             31,023
    100,000         5.00   B/B1          Samson Investment Co., Tranche 1 Term Loan (Second Lien), 9/25/18         100,205
                                                                                                               -----------
                                                                                                               $   246,228
                                                                                                               -----------
                                         Coal & Consumable Fuels - 0.1%
     78,333        18.15   NR/NR         Bumi Resources Tbk PT, Term Loan, 8/15/13                             $    47,000
                                                                                                               -----------
                                         Total Energy                                                          $   293,228
                                                                                                               -----------
                                         Materials - 0.5%
                                         Specialty Chemicals - 0.2%
     74,063         3.23   BB-/B1        Axalta Coating Systems US Holdings, Inc., Refinanced Term B
                                         Loan, 2/1/20                                                          $    74,197
                                                                                                               -----------
                                         Aluminum - 0.1%
     39,100         5.75   B/B2          Noranda Aluminum Acquisition Corp., Term B Loan, 2/28/19              $    37,732
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

  Principal   Floating     S&P/Moody's
  Amount ($)  Rate (b)     Ratings                                                                                   Value
                                         Paper Products - 0.2%
     99,250         5.75   B+/Ba2        Appvion, Inc., Term Commitment, 6/28/19                               $   100,150
                                                                                                               -----------
                                         Total Materials                                                       $   212,079
                                                                                                               -----------
                                         Capital Goods - 0.1%
                                         Trading Companies & Distributors - 0.1%
     24,964         3.75   BB/Ba3        WESCO Distribution, Inc., Tranche B-1 Loan, 12/12/19                  $    25,017
                                                                                                               -----------
                                         Total Capital Goods                                                   $    25,017
                                                                                                               -----------
                                         Commercial Services & Supplies - 0.5%
                                         Diversified Commercial & Prof Svc - 0.3%
    104,775         3.75   NR/Ba2        Seven Seas Cruises S de RL LLC, Term B2 Loan, 12/21/18                $   104,841
                                                                                                               -----------
                                         Security & Alarm Services - 0.1%
     34,216         4.25   B/Ba3         Monitronics International, Inc., Term B Loan, 3/23/18                 $    34,334
                                                                                                               -----------
                                         Research & Consulting Services - 0.1%
     49,562         5.00   BB/B1         Wyle Services Corp., 1st Lien Term Loan, 5/22/21                      $    49,655
                                                                                                               -----------
                                         Total Commercial Services & Supplies                                  $   188,830
                                                                                                               -----------
                                         Transportation - 0.1%
                                         Trucking - 0.1%
     19,450         3.75   BB-/Baa2      Swift Transportation Co., LLC, Tranche B Loan, 6/9/21                 $    19,517
                                                                                                               -----------
                                         Total Transportation                                                  $    19,517
                                                                                                               -----------
                                         Automobiles & Components - 0.9%
                                         Auto Parts & Equipment - 0.5%
     39,204         5.50   NR/NR         TI Group Automotive Systems LLC, Additional Term Loan, 3/27/19        $    39,399
    153,455         3.23   BB-/B1        Tower Automotive Holdings USA LLC, Refinancing Term Loan, 4/23/20         153,423
                                                                                                               -----------
                                                                                                               $   192,822
                                                                                                               -----------
                                         Automobile Manufacturers - 0.4%
    145,500         3.50   BB+/Ba1       Chrysler Group LLC, Term Loan B, 5/24/17                              $   146,254
                                                                                                               -----------
                                         Total Automobiles & Components                                        $   339,076
                                                                                                               -----------
                                         Consumer Durables & Apparel - 0.1%
                                         Apparel, Accessories & Luxury Goods - 0.1%
     55,031         3.25   BBB-/Ba1      PVH Corp., Tranche B Term Loan, 12/19/19                              $    55,489
                                                                                                               -----------
                                         Total Consumer Durables & Apparel                                     $    55,489
                                                                                                               -----------
                                         Consumer Services - 1.0%
                                         Casinos & Gaming - 0.5%
    128,050         3.50   BB/Ba2        MGM Resorts International, Term B Loan, 12/20/19                      $   127,842
     63,922         3.75   BB+/Ba2       Pinnacle Entertainment, Inc., Tranche B-2 Term Loan, 8/13/20               64,109
                                                                                                               -----------
                                                                                                               $   191,951
                                                                                                               -----------
                                         Leisure Facilities - 0.2%
     66,681         3.50   BB+/Ba2       Six Flags Theme Parks, Inc., Tranche B Term Loan, 12/20/18            $    66,920
                                                                                                               -----------
                                         Restaurants - 0.3%
    112,988         3.75   BB/Ba3        Burger King Corp., Tranche B Term Loan (2012), 9/28/19                $   113,544
     24,058         3.25   BB-/B1        Wendy's International, Inc., Term B Loan, 5/15/19                          24,128
                                                                                                               -----------
                                                                                                               $   137,672
                                                                                                               -----------
                                         Total Consumer Services                                               $   396,543
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal   Floating     S&P/Moody's
  Amount ($)  Rate (b)     Ratings                                                                                   Value
                                         Media - 0.9%
                                         Cable & Satellite - 0.7%
     49,500         3.25   BB/Ba3        MCC Iowa LLC, Tranche H Term Loan, 1/29/21                            $    49,035
     73,507         3.50   BB/Ba3        Telesat Canada, U.S. Term B Loan, 3/28/19                                  73,498
    175,000         3.50   BB-/Ba3       Virgin Media Investment Holdings, Ltd., New Term B Loan, 2/6/20           174,552
                                                                                                               -----------
                                                                                                               $   297,085
                                                                                                               -----------
                                         Movies & Entertainment - 0.1%
     17,472         0.00   NR/NR         Rovi Solutions Corp., Term B Loan, 7/2/21                             $    17,521
     26,350         3.50   BB-/Ba2       Rovi Solutions Corp., Tranche B-3 Term Loan, 3/29/19                       26,194
                                                                                                               -----------
                                                                                                               $    43,715
                                                                                                               -----------
                                         Publishing - 0.1%
     23,455         4.75   B+/B2         Interactive Data Corp., Term Loan, 4/24/21                            $    23,685
                                                                                                               -----------
                                         Total Media                                                           $   364,485
                                                                                                               -----------
                                         Household & Personal Products - 0.2%
                                         Personal Products - 0.2%
     87,606         4.75   B/B1          Federal Mogul Corp., Tranche C Term Loan, 4/15/21                     $    87,752
                                                                                                               -----------
                                         Total Household & Personal Products                                   $    87,752
                                                                                                               -----------
                                         Health Care Equipment & Services - 1.1%
                                         Health Care Services - 0.6%
     79,200         4.00   B/B2          Surgical Care Affiliates LLC, Class C Incremental Term Loan, 6/29/18  $    79,075
    241,250         7.25   NR/NR         Virtual Radiologic Corp., Term Loan A, 12/22/16                           176,112
                                                                                                               -----------
                                                                                                               $   255,187
                                                                                                               -----------
                                         Health Care Facilities - 0.4%
     50,000         1.75   B-/B3         Amsurg Corp., Bridge Loan, 5/29/15                                    $    50,250
     31,169         3.48   BB/Ba2        CHS, 2017 Term E Loan, 1/25/17                                             31,281
     83,075         4.25   BB/Ba2        CHS, 2021 Term D Loan, 1/27/21                                             83,692
                                                                                                               -----------
                                                                                                               $   165,223
                                                                                                               -----------
                                         Managed Health Care - 0.1%
     19,398         9.75   B+/B2         MMM Holdings, Inc., Term Loan, 10/9/17                                $    19,568
     14,103         9.75   B+/B2         MSO of Puerto Rico, Inc., MSO Term Loan, 12/12/17                          14,226
                                                                                                               -----------
                                                                                                               $    33,794
                                                                                                               -----------
                                         Total Health Care Equipment & Services                                $   454,204
                                                                                                               -----------
                                         Pharmaceuticals, Biotechnology & Life
                                         Sciences - 0.7%
                                         Pharmaceuticals - 0.7%
     99,750         3.23   BB/Ba1        Grifols Worldwide Operations USA, Inc., U.S. Tranche B Term
                                         Loam, 4/1/21                                                          $    99,756
     97,770         4.00   B/B1          Par Pharmaceutical Companies, Inc., Term B-2 Loan, 9/28/19                 97,931
     91,727         3.75   BB/Ba1        Valeant Pharmaceuticals International, Inc., Series E1 Tranche B
                                         Term Loan, 8/5/20                                                          91,761
                                                                                                               -----------
                                                                                                               $   289,448
                                                                                                               -----------
                                         Total Pharmaceuticals, Biotechnology & Life Sciences                  $   289,448
                                                                                                               -----------
                                         Banks - 0.4%
                                         Thrifts & Mortgage Finance - 0.4%
    172,813         5.00   B+/B1         Ocwen Financial Corp., Initial Term Loan, 1/15/18                     $   173,798
                                                                                                               -----------
                                         Total Banks                                                           $   173,798
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

  Principal   Floating     S&P/Moody's
  Amount ($)  Rate (b)     Ratings                                                                                   Value
                                         Diversified Financials - 0.5%
                                         Specialized Finance - 0.5%
    197,010         4.25   B/B1          Mirror BidCo Corp., New Incremental Term Loan, 12/18/19               $   197,338
                                                                                                               -----------
                                         Total Diversified Financials                                          $   197,338
                                                                                                               -----------
                                         Insurance - 0.9%
                                         Insurance Brokers - 0.4%
    147,758         4.25   NR/B1         USI Insurance Services LLC, Term B Loan, 12/30/19                     $   148,159
                                                                                                               -----------
                                         Life & Health Insurance - 0.2%
     92,470         3.75   BB/Ba2        CNO Financial Group, Inc., Tranche B2 Term Loan, 9/4/18               $    92,643
                                                                                                               -----------
                                         Property & Casualty Insurance - 0.3%
    102,338         5.75   B/B2          Confie seguros Holding II Co., Term B Loan (First Lien), 11/9/18      $   102,754
                                                                                                               -----------
                                         Total Insurance                                                       $   343,556
                                                                                                               -----------
                                         Telecommunication Services - 0.2%
                                         Integrated Telecommunication Services - 0.2%
     97,804         3.25   BB/Ba3        West Corp., B-10 Term Loan (First Lien), 6/30/18                      $    97,403
                                                                                                               -----------
                                         Total Telecommunication Services                                      $    97,403
                                                                                                               -----------
                                         TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                         (Cost $3,595,009)                                                     $ 3,537,763
                                                                                                               -----------

     Shares
                                         RIGHT / WARRANT - 0.0%+
                                         Automobiles & Components - 0.0%+
                                         Auto Parts & Equipment - 0.0%+
          9                              Lear Corp., 11/9/14                                                   $     1,595
                                                                                                               -----------
                                         TOTAL RIGHT / WARRANT
                                         (Cost $486)                                                           $     1,595
                                                                                                               -----------
                                         TOTAL INVESTMENT IN SECURITIES - 97.8%
                                         (Cost $37,496,394) (a)                                                $39,167,959
                                                                                                               -----------
                                         OTHER ASSETS & LIABILITIES - 2.2%                                     $   879,600
                                                                                                               -----------
                                         TOTAL NET ASSETS - 100.0%                                             $40,047,559
                                                                                                               ===========

+           Amount rounds to less than 0.1%.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Perpetual) Security with no stated maturity date.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

REIT        Real Estate Investment Trust.

*           Non-income producing security.

NR          Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2014, the value of these securities amounted to $8,109,530 or 20.3% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

TBA         To-be announced.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/14 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

(a) At June 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $37,518,405 was as follows:

           Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                          $2,130,496

           Aggregate gross unrealized depreciation for all investments in which
              there is an excess of tax cost over value                            (480,942)
                                                                                 ----------
           Net unrealized appreciation                                           $1,649,554
                                                                                 ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)     Security is in default and is non-income producing.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes To Financial Statements -- Note 1A.

(e) Security issued with a zero coupon. Income is recognized through accretion of discount.

(f) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD     Australian Dollar

BRL     Brazilian Real

EURO    Euro

GHS     Ghanian Cedi

IDR     Indonesian Rupiah

INR     Indian Rupee

MXN     Mexican Peso

NGN     Nigerian Naira

NOK     Norwegian Krone

NZD     New Zealand Dollar

PLN     New Polish Zloty

RON     Romanian New Leu

TRY     Turkish Lira

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2014 were as follows:

                                                    Purchases            Sales
Long-Term U.S. Government Securities               $9,056,859         $3,055,356
Other Long-Term Securities                         $4,641,164         $8,260,109

CREDIT DEFAULT SWAP AGREEMENTS - BUY PROTECTION

Notional                                                                        Expiration         Premiums     Net Unrealized
Principal ($)    Counterparty              Obligation Entity/Index     Coupon   Date         Received (Paid)      Depreciation
    (300,000)    JP Morgan Securities LLC  MARKIT CDX North America
                                           High Yield                    5.00%  6/20/19            $(22,739)   $       (3,544)
                                                                                                   --------    --------------
                                                                                                   $(22,739)   $       (3,544)
                                                                                                   ========    ==============

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

Notional                                                                                Expiration        Premiums    Net Unrealized
Principal ($) (1)  Counterparty              Obligation Entity/Index           Coupon   Date        Received (Paid)     Appreciation
      100,000      JP Morgan Securities LLC  American Axle & Manufacturing Co.   5.00%  12/20/17           $(3,000)         $15,143
      900,000      JP Morgan Securities LLC  MARKIT CDX North America
                                             Investment Grade                    1.00%  12/20/17              (871)          20,287
       50,000      JP Morgan Securities LLC  Goodyear Tire & Rubber              5.00%  12/20/17            (1,625)           7,884
                                                                                                           --------         -------
                                                                                                           $(5,496)         $43,314
                                                                                                           ========         =======


(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes To Financial Statements -- Note 1A.

   The accompanying notes are an integral part of these financial statements.

28
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

The following is a summary of the inputs used as of June 30, 2014, in valuing the Portfolio's investments:

                                                                   Level 1         Level 2     Level 3     Total
Convertible Corporate Bonds
  Materials
     Diversified Metals & Mining                               $             --  $   102,750   $ 25,000  $   127,750
All Other Convertible Corporate Bonds                                        --    1,184,592         --    1,184,592
Preferred Stocks
  Banks
     Regional Banks                                                      45,526      104,094         --      149,620
  Diversified Financials
     Consumer Finance                                                        --       30,226         --       30,226
  Insurance
     Reinsurance                                                             --           --     72,889       72,889
  All Other Preferred Stocks                                            766,234           --         --      766,234
Convertible Preferred Stocks
  Diversified Financials
     Asset Management & Custody Banks                                        --       63,062         --       63,062
  All Other Convertible Preferred Stocks                                303,241           --         --      303,241
Common Stock
  Materials
     Diversified Metals & Mining                                          6,591           --         --        6,591
  Real Estate
     Real Estate Development                                                 --      242,626         --      242,626
Asset Backed Securities                                                      --    1,224,100         --    1,224,100
Collateralized Mortgage Obligations                                          --    3,154,657         --    3,154,657
Corporate Bonds                                                              --   13,781,420         --   13,781,420
U.S. Government Agency Obligations                                           --   10,184,016         --   10,184,016
Foreign Government Bonds                                                     --    2,776,606         --    2,776,606
Municipal Bonds                                                              --    1,560,971         --    1,560,971
Senior Floating Rate Loan Interests                                          --    3,537,763         --    3,537,763
Rights/Warrants                                                           1,595           --         --        1,595
                                                               ----------------  -----------   --------  -----------
Total                                                          $      1,123,187  $37,946,883   $ 97,889  $39,167,959
                                                               ================  ===========   ========  ===========
Other Financial Instruments
Net unrealized Appreciation on Swap Contracts                  $             --  $    39,770   $     --  $    39,770
Net unrealized Appreciation on Futures Contracts                         33,930           --         --       33,930
Net unrealized Depreciation on Forward Foreign
  Currency Contracts                                                         --       (3,916)        --       (3,916)
                                                               ----------------  -----------   --------  -----------
Total Other Financial Instruments                              $         33,930  $    35,854   $     --  $    69,784
                                                               ================  ===========   ========  ===========

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

                                                                           Convertible
                                                            Preferred       Corporate
                                                             Stocks          Bonds         Total
Balance as of 12/31/13                                      $138,746       $     --      $138,746
Realized gain (loss)(1)                                        5,092             --         5,092
Change in unrealized appreciation (depreciation)(2)           (2,623)            --        (2,623)
Purchases                                                     19,930         25,000        44,930
Sales                                                        (88,256)            --       (88,256)
Transfers in to Level 3*                                          --             --            --
Transfers out of Level 3*                                         --             --            --
                                                            --------       --------      --------
Balance as of 6/30/14                                       $ 72,889       $ 25,000      $ 97,889
                                                            ========       ========      ========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

*    Transfers are calculated on the beginning of period values.
     During the six months ended June 30, 2014, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 6/30/14                                                         $(2,623)
                                                                                --------

   The accompanying notes are an integral part of these financial statements.

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended
                                                             6/30/14     Year Ended  Year Ended Year Ended    Year Ended Year Ended
                                                           (unaudited)    12/31/13    12/31/12   12/31/11       12/31/10  12/31/09

Class I
Net asset value, beginning of period                       $    10.37     $  10.76   $   10.24   $  10.63      $ 10.07   $  8.91
                                                           ----------     --------   ---------   --------      -------   -------
Increase (decrease) from investment operations:
    Net investment income                                  $     0.18     $   0.43   $    0.48   $   0.63      $  0.55   $  0.61(a)
    Net realized and unrealized gain (loss) on
      investments, futures contracts and foreign
      currency transactions                                      0.34        (0.31)       0.67      (0.43)        0.59      1.85
                                                           ----------     --------   ---------   --------      -------   -------
      Net increase (decrease) from investment operations   $     0.52     $   0.12   $    1.15   $   0.20      $  1.14   $  2.46
Distributions to shareholders:
   Net investment income                                   $    (0.20)    $  (0.45)  $   (0.53)  $  (0.54)     $ (0.58)  $ (0.78)
   Net realized gain                                            (0.12)       (0.06)      (0.10)     (0.05)          --     (0.52)
                                                           ----------     --------   ---------   --------      -------   -------
Total distributions                                        $    (0.32)    $  (0.51)  $   (0.63)  $  (0.59)     $ (0.58)  $ (1.30)
                                                           ----------     --------   ---------   --------      -------   -------
Net increase (decrease) in net asset value                 $     0.20     $  (0.39)  $    0.52   $  (0.39)     $  0.56   $  1.16
                                                           ----------     --------   ---------   --------      -------   -------
Net asset value, end of period                             $    10.57     $  10.37   $   10.76   $  10.24      $ 10.63   $ 10.07
                                                           ==========     ========   =========   ========      =======   =======
Total return*                                                    5.02%        1.17%      11.43%      1.90%(b)    11.61%    29.73%
Ratio of net expenses to average net assets                      1.22%**      1.23%       1.27%      1.22%        1.23%     1.28%
Ratio of net investment income to average net assets             3.49%**      3.97%       4.24%      5.30%        5.25%     6.43%
Portfolio turnover rate                                            61%**        30%         25%        43%          92%       71%
Net assets, end of period (in thousands)                   $   10,457     $ 10,243   $  10,931   $ 11,312      $15,494   $15,096

(a) Net investment income per share has been calculated using the average shares method.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been 1.83%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended
                                                             6/30/14    Year Ended   Year Ended   Year Ended   Year Ended Year Ended
                                                           (unaudited)    12/31/13     12/31/12    12/31/11      12/31/10  12/31/09
Class II
Net asset value, beginning of period                       $    10.35     $   10.74   $   10.22   $  10.62      $ 10.06   $  8.92
                                                           ----------     ---------   ---------   --------      -------   -------
Increase (decrease) from investment operations:
   Net investment income                                   $     0.17     $    0.37   $    0.36   $   0.52      $  0.48   $  0.61(a)
   Net realized and unrealized gain (loss) on
      investments, futures contracts and foreign
      currency transactions                                      0.33         (0.27)       0.76      (0.35)        0.64      1.82
                                                           ----------     ---------   ---------   --------      -------   -------
      Net increase (decrease) from investment operations   $     0.50     $    0.10   $    1.12   $   0.17      $  1.12   $  2.43
Distributions to shareholders:
   Net investment income                                   $    (0.19)    $   (0.43)  $   (0.50)  $  (0.52)     $ (0.56)  $ (0.77)
   Net realized gain                                            (0.12)        (0.06)      (0.10)     (0.05)          --     (0.52)
                                                           ----------     ---------   ---------   --------      -------   -------
Total distributions                                        $    (0.31)    $   (0.49)  $   (0.60)  $  (0.57)     $ (0.56)  $ (1.29)
                                                           ----------     ---------   ---------   --------      -------   -------
Net increase (decrease) in net asset value                 $     0.19     $   (0.39)  $    0.52   $  (0.40)     $  0.56   $  1.14
                                                           ----------     ---------   ---------   --------      -------   -------
Net asset value, end of period                             $    10.54     $   10.35   $   10.74   $  10.22      $ 10.62   $ 10.06
                                                           ==========     =========   =========   ========     ========   =======
Total return*                                                    4.80%         0.92%      11.18%      1.56%(b)    11.37%    29.35%
Ratio of net expenses to average net assets                      1.46%**       1.47%       1.53%      1.47%        1.47%     1.32%
Ratio of net investment income to average net assets             3.24%**       3.74%       3.92%      5.06%        4.96%     6.65%
Portfolio turnover rate                                            61%**         30%         25%        43%          92%       71%
Net assets, end of period (in thousands)                   $   29,590     $  28,261   $  25,265   $ 16,511      $16,315   $13,438

(a) Net investment income per share has been calculated using the average shares method.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been 1.50%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $37,496,394)                                          $39,167,959
  Cash                                                                                   4,817,051
  Futures Collateral                                                                        81,450
  Foreign currencies, at value (cost $162,497)                                             156,778
  Receivables --
     Investment securities sold                                                            237,538
     Portfolio shares sold                                                                  34,442
     Dividends                                                                               8,576
     Interest                                                                              321,786
  Net unrealized appreciation in futures contracts                                          33,930
  Net unrealized appreciation on swap contracts                                             39,770
  Other assets                                                                               7,980
                                                                                       -----------
         Total assets                                                                  $44,907,260
                                                                                       -----------
LIABILITIES:
  Payables --
     Investment securities purchased                                                   $ 4,747,657
     Portfolio shares repurchased                                                           19,857
     Trustee fees                                                                                4
     Variation margin                                                                        5,367
  Credit default swaps, premiums paid                                                       28,235
  Net unrealized depreciation on forward foreign currency contracts                          3,916
  Due to affiliates                                                                          4,322
  Accrued expenses                                                                          50,343
                                                                                       -----------
        Total liabilities                                                              $ 4,859,701
                                                                                       -----------
NET ASSETS:
  Paid-in capital                                                                      $37,897,039
  Undistributed net investment income                                                      382,109
  Accumulated net realized gain on investments, foreign currency
     transactions, swap contracts and futures contracts                                     33,216
  Net unrealized appreciation on investments                                             1,671,565
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                        (10,070)
  Net unrealized appreciation on futures contracts                                          33,930
  Net unrealized appreciation on swap contracts                                             39,770
                                                                                       -----------
         Total net assets                                                              $40,047,559
                                                                                       -----------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $10,457,147/989,791 shares)                                        $     10.57
                                                                                       ===========
  Class II (based on $29,590,412/2,806,851 shares)                                     $     10.54
                                                                                       ===========

   The accompanying notes are an integral part of these financial statements.

32
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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/14

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $261)                           $  868,066
  Dividends                                                                      45,315
                                                                             ----------
        Total investment income                                                           $  913,381
                                                                                          ----------
EXPENSES:
  Management fees                                                            $  126,088
  Transfer agent fees
     Class I                                                                        750
     Class II                                                                       750
  Distribution fees
     Class II                                                                    35,765
  Administrative reimbursements                                                  14,930
  Custodian fees                                                                 26,514
  Professional fees                                                              24,666
  Printing expense                                                               14,689
  Fees and expenses of nonaffiliated trustees                                     3,252
  Pricing fees                                                                   20,771
  Miscellaneous                                                                   3,425
                                                                             ----------
     Total expenses                                                                       $  271,600
                                                                                          ----------
         Net investment income                                                            $  641,781
                                                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, FOREIGN CURRENCY TRANSACTIONS
AND SWAP CONTRACTS:
  Net realized gain (loss) on:
     Investments                                                             $  252,748
     Swap contracts                                                              11,824
     Futures contracts                                                         (121,051)
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                      (27,010)  $  116,511
                                                                             ----------   ----------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                             $1,139,167
     Futures contracts                                                          (49,293)
     Swap contracts                                                             (15,115)
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                        7,261   $1,082,020
                                                                             ----------   ----------
  Net gain on investments, futures contracts, foreign currency transactions
     and swap contracts                                                                   $1,198,531
                                                                                          ----------
  Net increase in net assets resulting from operations                                    $1,840,312
                                                                                          ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               Six Months
                                                                                 Ended
                                                                                6/30/14       Year Ended
                                                                              (unaudited)      12/31/13
FROM OPERATIONS:
Net investment income                                                         $    641,781   $  1,425,331
Net realized gain on investments, futures contracts, swap contracts
   and foreign currency transactions                                               116,511        276,189
Change in net unrealized appreciation (depreciation) on investments, futures contracts.
   swap contracts and foreign currency transactions                              1,082,020     (1,341,841)
                                                                              ------------   ------------
       Net increase in net assets resulting from operations                   $  1,840,312   $    359,679
                                                                              ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.20 and $0.45 per share, respectively)                       $   (195,826)  $   (437,208)
      Class II ($0.19 and $0.43 per share, respectively)                          (514,589)    (1,098,722)
Net realized gain:
      Class I ($0.12 and $0.06 per share, respectively)                           (112,033)       (57,933)
      Class II ($0.12 and $0.06 per share, respectively)                          (319,062)      (156,127)
                                                                              ------------   ------------
          Total distributions to shareowners                                  $ (1,141,510)  $ (1,749,990)
                                                                              ------------   ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $  4,967,138   $ 15,316,196
Reinvestment of distributions                                                    1,141,510      1,749,990
Cost of shares repurchased                                                      (5,264,631)   (13,366,875)
                                                                              ------------   ------------
       Net increase in net assets resulting from
          Portfolio share transactions                                        $    844,017   $  3,699,311
                                                                              ------------   ------------
       Net increase in net assets                                             $  1,542,819   $  2,309,000
NET ASSETS:
Beginning of period                                                           $ 38,504,740   $ 36,195,740
                                                                              ------------   ------------
End of period                                                                 $ 40,047,559   $ 38,504,740
                                                                              ============   ============
Undistributed net investment income                                           $    382,109   $    450,743
                                                                              ============   ============

                                    '14 Shares      '14 Amount
                                    (unaudited)     (unaudited)     '13 Shares       '13 Amount
CLASS I
Shares sold                             58,752     $   623,111         132,301     $  1,384,687
Reinvestment of distributions           29,191         307,859          46,964          495,141
Less shares repurchased                (85,573)       (902,905)       (207,583)      (2,197,343)
                                   -----------     -----------       ---------     ------------
   Net increase (decrease)               2,370     $    28,065         (28,318)    $   (317,515)
                                   ===========     ===========       =========     ============
CLASS II
Shares sold                            413,444     $ 4,344,027       1,318,296     $ 13,931,509
Reinvestment of distributions           79,213         833,651         119,400        1,254,849
Less shares repurchased               (415,615)     (4,361,726)     (1,060,628)     (11,169,532)
                                   -----------     -----------       ---------     ------------
     Net increase                       77,042     $   815,952         377,068     $  4,016,826
                                   ===========     ===========       =========     ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Strategic Income VCT Portfolio (the Portfolio) is one of 10 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.


     Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2014, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing 0.1% of net assets.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses from sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended June 30, 2014, the Portfolio paid no such taxes.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2013 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2013, were as follows:

--------------------------------------------------------------------------------
                                                                        2013
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                      $1,622,080
Long-term capital gain                                                  127,910
                                                                     ----------
   Total distributions                                               $1,749,990
                                                                     ==========
Distributable Earnings:
Undistributed ordinary income                                        $  573,160
Undistributed long-term gain                                            380,633
Unrealized appreciation                                                 497,925
                                                                     ----------
   Total                                                             $1,451,718
                                                                     ==========

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to catastrophe bonds, interest accruals on preferred stock, defaulted bonds, and the mark-to-market on foreign currency contracts, credit default swaps and futures contracts.

E.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
     (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $85,277 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2014. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Risks

     When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. Prepayment risk is the chance that fixed-income securities will be paid off early if interest rates fall. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Futures Contracts

     The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2014 was $81,450. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Portfolio. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended June 30, 2014 was $8,463,357.

At June 30, 2014, open futures contracts were as follows:

------------------------------------------------------------------------------------------------------
                                    Number of                                             Unrealized
                                    Contracts        Settlement                          Appreciation
Type                               Long/(Short)        Month               Value        (Depreciation)
------------------------------------------------------------------------------------------------------
U.S. Ultra Bond (CBT)                    2              9/14        $      299,875        $ (1,984)
U.S. 10 Year Note (CBT)                (36)             9/14            (4,506,188)         19,125
U.S. 5 Year Note (CBT)                 (27)             9/14            (3,225,445)         11,812
U.S. Long Bond (CBT)                    (7)             9/14              (960,313)          4,977
------------------------------------------------------------------------------------------------------
                                                                    $   (8,392,071)       $ 33,930
------------------------------------------------------------------------------------------------------

I.   Credit Default Swap/Index Agreements

     A credit default swap/Index is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

     When the Portfolio enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     Open credit default swap contracts at June 30, 2014 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended June 30, 2014 was $1,301,497.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,265 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $249 in transfer agent fees payable to PIMSS at June 30, 2014.


4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $808 in distribution fees payable to PFD at June 30, 2014.

5. Forward Foreign Currency Contracts

During the six months ended June 30, 2014, the Portfolio entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended June 30, 2014 was $1,594,336.

As of June 30, 2014, open forward foreign currency contracts were as follows:

----------------------------------------------------------------------------------------------------------------
                                                                                                     Net
                                                                                                  Unrealized
                           Net Contracts      In Exchange          Settlement                    Appreciation/
Currency                    to Deliver            For                 Date           Value       (Depreciation)
----------------------------------------------------------------------------------------------------------------
AUD (Australian Dollar)        (47,827)       $  (44,267)            7/7/14        $ (45,058)       $  (791)
EURO (European Euro)          (486,210)         (660,859)           7/16/14         (665,952)        (5,093)
EURO (European Euro)           (69,913)          (96,611)           7/16/14          (95,759)           852
EURO (European Euro)          (127,230)         (175,904)           7/16/14         (174,264)         1,640
IDR (Indonesian
  Rupiah)                  408,095,594            34,178             7/7/14           34,391            213
JPY (Japanese Yen)         (29,704,120)         (292,575)           8/19/14         (293,380)          (805)
KRW (South
  Korea Won)               100,795,611            98,534             7/9/14           99,578          1,044
NZD (New Zealand Dollar)       (90,749)          (78,180)            8/7/14          (79,156)          (976)
----------------------------------------------------------------------------------------------------------------
   Total                                                                                            $(3,916)
----------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

6. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of June 30, 2014.

-----------------------------------------------------------------------------------------------------------------
Assets:

                                                           Net                  Gross Amounts
                                                        Amounts of            Not Offset in the
                                          Gross           Assets                 Statement of
                                         Amounts         Presented          Assets and Liabilities
                          Gross        Offset in the       in the        --------------------------
                        Amounts of     Statement of     Statement of                        Cash
                        Recognized      Assets and       Assets and        Financial     Collateral
Description               Assets        Liabilities     Liabilities       Instruments     Received     Net Amount
-----------------------------------------------------------------------------------------------------------------
Forward Foreign
   Currency Contracts  $     3,749     $      (3,749)  $            -    $           -   $        -    $        -
Futures Contracts           35,914            (1,984)          33,930                -            -        33,930
Swap contracts              43,314            (3,544)          39,770                -            -        39,770
-----------------------------------------------------------------------------------------------------------------
                       $    82,977     $       9,277   $       73,700    $           -   $        -    $   73,700
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Liabilities:

                                                            Net                 Gross Amounts
                                                        Amounts of            Not Offset in the
                                          Gross           Assets                 Statement of
                                         Amounts         Presented          Assets and Liabilities
                          Gross        Offset in the       in the        --------------------------
                        Amounts of     Statement of     Statement of                        Cash
                        Recognized      Assets and       Assets and        Financial     Collateral
Description            Liabilities     Liabilities      Liabilities       Instruments      Pledged     Net Amount
-----------------------------------------------------------------------------------------------------------------
Forward foreign
   currency contracts  $  7,665        $(3,749)        $      3,916      $           -   $        -     $ 3,916
Futures contracts         1,984         (1,984)                   -                  -            -           -
Swap contracts            3,544         (3,544)                   -                  -            -           -
-----------------------------------------------------------------------------------------------------------------
                       $ 13,193        $(9,277)        $      3,916      $           -   $        -     $ 3,916
-----------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

7. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of June 30, 2014 were as follows:

---------------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                    Asset Derivatives 2014                      Liabilities Derivatives 2014
Hedging Instruments            ----------------------------------         -------------------------------------
Under Accounting               Statement of Assets                         Statement of Assets
Standards Codification            and Liabilities                            and Liabilities
(ASC) 815                            Location               Value                Location                 Value
---------------------------------------------------------------------------------------------------------------
Forward foreign                    Net unrealized                              Net unrealized
currency contracts                 appreciation on                             depreciation on
                                   forward foreign                             forward foreign
                                   currency contracts    $      -              contracts               $3,916

Swap contracts                     Net unrealized                              Net unrealized
                                   appreciation on                             depreciation on
                                   swap contracts        $ 39,770              swap contracts          $    -

Futures contracts*                 Net unrealized                              Net unrealized
                                   appreciation on                             depreciation on
                                   futures contracts     $ 33,930              futures contracts       $    -
---------------------------------------------------------------------------------------------------------------
   Total                                                 $ 73,700                                      $3,916
---------------------------------------------------------------------------------------------------------------

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1H). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2014 was as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       Change in
                                                                                                      Unrealized
                                                                                Realized Gain       Appreciation or
Derivatives Not Accounted for                                                   or (Loss) on         (Depreciation)
as Hedging Instruments Under          Location of Gain or (Loss)                Derivatives          on Derivatives
Accounting Standards                  on Derivatives Recognized                 Recognized           Recognized in
Codification (ASC) 815                         in Income                         in Income              Income
--------------------------------------------------------------------------------------------------------------------------
Forward foreign                    Net realized gain (loss) on forward
currency contracts                 foreign currency contracts and other
                                   assets and liabilities denominated
                                   in foreign currencies                          $ (27,010)

Forward foreign                    Change in unrealized appreciation
currency contracts                 (depreciation) on forward foreign
                                   currency contracts and other assets
                                   and liabilities denominated in
                                   foreign currencies                                                    $  7,261

Futures contracts                  Net realized gain (loss) on
                                   futures contracts                              $(121,051)

Futures contracts                  Change in net unrealized appreciation
                                   (depreciation) on futures contracts                                   $(49,293)

Swap Contracts                     Net realized gain (loss) on swap contracts      $ 11,824

Swap Contracts                     Change in net unrealized appreciation
                                   (depreciation) on swap contracts                                      $(15,115)
--------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/14 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

8. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Portfolio, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Portfolio's independent registered public accounting firm for the fiscal year ending December 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP which resigned as the Portfolio's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended December 31, 2013.

During the periods that Ernst & Young LLP served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, Ernst & Young LLP's reports on the financial statements of the Portfolio have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                              Trustees
Daniel K. Kingsbury, President*                       Thomas J. Perna, Chairman
Mark D. Goodwin, Executive Vice President             David R. Bock
Mark E. Bradley, Treasurer**                          Benjamin M. Friedman
Christopher J. Kelley, Secretary                      Margaret B.W. Graham
                                                      Daniel K. Kingsbury*
                                                      Marguerite A. Piret
                                                      Kenneth J. Taubes
                                                      Stephen K. West***

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*   Chief Executive Officer of the Portfolios. Resigned effective
    August 8, 2014.

**  Chief Financial and Accounting Officer of the Portfolios

*** Retired effective July 15, 2014.

                            This page for your notes.

                            This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19636-08-0814

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.


Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Not applicable.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.


Not applicable.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.


Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ Mark Goodwin
Mark Goodwin, Executive Vice President

Date August 28, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Mark Goodwin
Mark Goodwin, Executive Vice President

Date August 28, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 28, 2014

* Print the name and title of each signing officer under his or her signature.